                                                       PROSPECTUS -  MAY 1, 1999

Morgan Stanley Dean Witter
                                                      VARIABLE INVESTMENT SERIES

                    Morgan Stanley Dean Witter Variable Investment Series is a mutual fund comprised of 16 separate Portfolios, each with its own distinctive investment objective(s) and policies. The Portfolios are:

The Money Market Portfolio           The Global Dividend Growth Portfolio
The Short-Term Bond Portfolio        The European Growth Portfolio
The Quality Income Plus Portfolio    The Pacific Growth Portfolio
The High Yield Portfolio             The Equity Portfolio
The Utilities Portfolio              The S&P 500 Index Portfolio
The Income Builder Portfolio         The Competitive Edge "Best Ideas" Portfolio
The Dividend Growth Portfolio        The Aggressive Equity Portfolio
The Capital Growth Portfolio         The Strategist Portfolio

                    Shares of each Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the portfolios in accordance with instructions received from owners of the applicable life insurance or annuity policy.

                    This PROSPECTUS must be accompanied by a current prospectus for the variable annuity contracts issued by Northbrook Life Insurance Company, Allstate Life Insurance Company of New York or Glenbrook Life and Annuity Company or a current prospectus for the variable life insurance contracts issued by Northbrook Life Insurance Company, Glenbrook Life and Annuity Company or Paragon Life Insurance Company.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

CONTENTS

Eligible Investors        ............................................................                   1
The Portfolios            ............................................................                   2
                          The Money Market Portfolio..................................                   2
                          The Short-Term Bond Portfolio...............................                   5
                          The Quality Income Plus Portfolio...........................                   7
                          The High Yield Portfolio....................................                  10
                          The Utilities Portfolio.....................................                  12
                          The Income Builder Portfolio................................                  15
                          The Dividend Growth Portfolio...............................                  18
                          The Capital Growth Portfolio................................                  20
                          The Global Dividend Growth Portfolio........................                  22
                          The European Growth Portfolio...............................                  24
                          The Pacific Growth Portfolio................................                  27
                          The Equity Portfolio........................................                  30
                          The S&P 500 Index Portfolio.................................                  33
                          The Competitive Edge "Best Ideas" Portfolio.................                  35
                          The Aggressive Equity Portfolio.............................                  38
                          The Strategist Portfolio....................................                  40
Additional Investment
Strategy Information      ............................................................                  43
Additional Risk
Information               ............................................................                  44
Portfolio Management      ............................................................                  49
Shareholder Information   ............................................................                  52
                          Pricing Fund Shares.........................................                  52
                          Distributions...............................................                  53
                          Tax Consequences............................................                  53
Financial Highlights      ............................................................                  54

ELIGIBLE INVESTORS

                    Morgan Stanley Dean Witter Variable Investment Series (the "Fund") is comprised of 16 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies. The Fund is offered exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they offer.

                    Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable life insurance or annuity contract. Currently the Fund is offered to the following insurance companies:

 INSURANCE COMPANY              TYPE OF POLICY
-----------------------------------------------------------------------------
   Northbrook Life Insurance    Certain Flexible Premium Variable Annuity and
                     Company    Variable Life Insurance Contracts
-----------------------------------------------------------------------------
     Allstate Life Insurance    Certain Flexible Premium Deferred Variable
                     Company    Annuity Contracts
-----------------------------------------------------------------------------
  Glenbrook Life and Annuity    Certain Flexible Premium Deferred Variable
                     Company    Annuity Contracts and Certain Flexible
                                Premium Variable Life Insurance Contracts
-----------------------------------------------------------------------------
      Paragon Life Insurance    Certain Flexible Premium Variable Life
                     Company    Insurance Contracts (issued in connection
                                with an employer-sponsored insurance program
                                offered only to certain employees of Morgan
                                Stanley Dean Witter & Co., the parent of the
                                Fund's Investment Manager)
-----------------------------------------------------------------------------

(Sidebar)
MONEY MARKET
A mutual fund having the goal to select securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD
The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.
(End Sidebar)

THE PORTFOLIOS

THE MONEY MARKET PORTFOLIO

ICON                INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The investment objectives of the Money Market Portfolio are high current income, preservation of capital and liquidity.
                    There is no guarantee that the Portfolio will achieve these objectives.

ICON                PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment
                    Manager," Morgan Stanley Dean Witter Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

                    The Portfolio's investments are limited, as a matter of fundamental investment policy, which may not be changed without shareholder approval, to the following types of money market instruments:

    -      commercial paper --                   rated by Standard & Poor's Corporation ("S&P")
                                                 in one of the two highest rating categories or
                                                 the highest grade by Moody's Investors Services
                                                 Inc. ("Moody's") or, if not rated, issued by a
                                                 company having an outstanding debt issue rated
                                                 at least AA by S&P or Aa by Moody's;
    -      corporate obligations --              rated at least A by S&P or Moody's;
    -      bank obligations --                   including certificates of deposit, of U.S.-
                                                 regulated banks having total assets of $1
                                                 billion or more, and investments secured by
                                                 these obligations;
    -      Eurodollar certificates of deposit    issued by foreign branches of domestic banks
           --                                    having assets of $1 billion or more;
    -      savings institution obligations --    including certificates of deposit of savings
                                                 banks and savings and loan institutions having
                                                 assets of $1 billion or more;
    -      U.S. government securities --         issued or guaranteed as to principal by the
                                                 U.S. government, its agencies or its
                                                 instrumentalities;
    -      insured certificates of deposit --    of banks and saving institutions having assets
                                                 of less than $1 billion; and
    -      repurchase agreements --              which may be viewed as a type of secured
                                                 lending by the Portfolio.

                    The Portfolio may purchase debt obligations that have fixed, variable or floating rates of interest. The interest rates payable on variable rate or floating rate obligations may fluctuate based upon changes in market rates.

                    The Portfolio attempts to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks. The Portfolio does not, however, invest in securities that mature in more than one year from the date of purchase.

ICON                SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    Principal risks of investing in the Portfolio are associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

                    The Investment Manager actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and short maturities, and repurchase agreements with respect to such obligations.

                    An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy.

(Sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Portfolio's average annual returns with those of a broad measure of market performance over time.
(End Sidebar)

ICON                PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989           9.10%

 ...90          7.93%

 ...91          5.70%

 ...92          3.43%

 ...93          2.75%

 ...94          3.81%

 ...95          5.66%

 ...96          5.11%

 ...97          5.23%

 ...98          5.18%

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 2.40% (quarter ended June 30, 1989) and the lowest return for a calendar quarter was 0.66% (quarter ended June 30, 1993). Year-to-date total return as of March 31, 1999 was 1.12%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR YEAR)
-------------------------------------------------------------------------------
                                     PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-------------------------------------------------------------------------------
 Money Market Portfolio                 5.18%         5.00%           5.38%
-------------------------------------------------------------------------------
 Lipper Money Market Funds
 Average(1)                             5.10%         4.91%           5.15%
-------------------------------------------------------------------------------

(1) The Lipper Variable Annuity Money Market Funds Average tracks the performance of all funds that invest in high quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days and intend to keep a constant net asset value, as reported by Lipper Analytical Services.

(Sidebar)
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in value.
(End Sidebar)

THE SHORT-TERM BOND PORTFOLIO

ICON                INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The investment objective of the Short-Term Bond Portfolio is to provide a high level of current income consistent with the preservation of capital. There is no guarantee that the Portfolio will achieve this objective.

ICON                PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 65% of its assets in bonds issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including zero coupon securities), and investment grade corporate and other types of bonds. In selecting portfolio investments, the "Investment Manager,"
                    Morgan Stanley Dean Witter Advisors Inc., considers both domestic and international economic developments, interest rate trends and other factors and seeks to maintain an overall weighted average maturity for the Portfolio of less than three years.

                    MORTGAGE-BACKED SECURITIES. Certain of the U.S. Government securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

                    The Portfolio may invest up to 25% of its assets in investment grade fixed-income securities issued by foreign governments or corporations. The Portfolio's investments also include "Rule 144A" fixed-income securities, which are subject to resale restrictions. Up to 5% of the Portfolio's assets may be invested in fixed-income securities rated lower than investment grade, or if unrated of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").

ICON                SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Principal risks of investing in the Portfolio are associated with the Portfolio's investments in fixed-income securities. These risks are credit risk and interest rate risk. Credit risk is the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

                    There are also particular risks associated with the Portfolio's investments in mortgage-backed securities. For example mortgage-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

(Sidebar)
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in value.
(End Sidebar)

THE QUALITY INCOME PLUS PORTFOLIO

ICON                INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The primary investment objective of the Quality Income Plus
                    Portfolio is to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective the Portfolio seeks capital appreciation but only when consistent with its primary objective. There is no guarantee that the Portfolio will achieve these objectives.

ICON                PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 65% of its assets in (i) U.S. Government securities issued or guaranteed as to principal and interest by the U.S.
                    Government, its agencies or instrumentalities, (ii) debt securities (including zero coupon securities), rated at the time of purchase within the three highest bond rating categories by Moody's or S&P or if not rated determined to be of comparable quality by the "Investment Manager," Morgan
                    Stanley Dean Witter Advisors Inc., and (iii) Yankee government bonds rated at the time of purchase within the three highest rating categories of Moody's or S&P or if not rated determined to be of comparable quality by the Investment Manager. Yankee government bonds are U.S. dollar denominated bonds issued by foreign government agencies or instrumentalities (no more than 20% of the Portfolio's assets may be invested in Yankee government bonds). The
                    Portfolio is not limited as to the maturities of the U.S.
                    Government and other debt securities in which it may invest.

                    In making investment decisions for the Portfolio, the Investment Manager considers both domestic and international economic developments, interest rate trends and other factors. The Investment Manager evaluates technical considerations such as the relative supply of and demand for corporate notes and U.S. Treasury and agencies issues before it decides upon an asset allocation. Similarly, the assessment of the strength of individual companies that issue corporate debt and the overall country risk of sovereign debt obligations contribute to the decision-making process.

                    MORTGAGE-BACKED SECURITIES. Certain of the U.S. Government securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

                    BORROWING. In seeking to increase income, the Portfolio may borrow to purchase securities. Such borrowing may not exceed 25% of the Portfolio's total assets.

                    OTHER INVESTMENTS. The Portfolio may invest up to 15% of its assets in Yankee corporate bonds which are rated at the time of purchase within the three highest grades as determined by Moody's or S&P or which, if not rated, are of comparable quality as determined by the Investment Manager. Yankee corporate bonds are U.S. dollar denominated debt securities issued by foreign companies.

ICON                SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with the Portfolio's investments in fixed-income securities. These risks are credit risk and interest rate risk. Credit risk is the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

                    There are also particular risks associated with the Portfolio's investments in mortgage-backed securities. For example mortgage-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    The Portfolio may borrow money to purchase securities. To the extent that the Portfolio engages in such practice it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investments.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

(Sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Portfolio's average annual returns with those of a broad measure of market performance over time.
(End Sidebar)

ICON                PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Quality Income Plus Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989          12.78%
 ...90          6.84%
 ...91         18.75%
 ...92          8.26%
 ...93         12.99%
 ...94         -6.63%
 ...95         24.30%
 ...96          1.56%
 ...97         11.09%
 ...98          8.67%

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 8.07% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was -4.83% (quarter ended March 31, 1994). Year-to-date total return as of March 31, 1999 was -1.70%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR YEAR)
-------------------------------------------------------------------------------
                                     PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-------------------------------------------------------------------------------
 Quality Income Plus Portfolio          8.67%         7.31%           9.55%
-------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond
 Index(1)                               8.69%         7.27%           9.26%
-------------------------------------------------------------------------------
 Lipper Analytical Services Inc.
 Variable Annuity Corporate Debt
 A-Rated Underlying Funds
 Average(2)                             7.04%         5.96%           8.14%
-------------------------------------------------------------------------------

(1) The Lehman Brothers Aggregate Bond Index tracks the performance of all U.S. Government agency and Treasury securities, investment grade corporate debt securities, agency mortgage-backed securities and asset-backed securities. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(2) The Lipper Variable Annuity Corporate Debt A-Rated Funds Average tracks the performance of funds which invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues, as reported by Lipper Analytical Services.

(Sidebar)
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in value.
(End Sidebar)

THE HIGH YIELD PORTFOLIO

ICON                INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The primary investment objective of the High Yield Portfolio is to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Portfolio will seek capital appreciation, but only when consistent with its primary objective. There is no guarantee that the Portfolio will achieve these objectives.

ICON                PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 65% of its assets in fixed-income securities (including zero coupon securities) rated Baa or lower by Moody's or BBB or lower by S&P or in nonrated securities considered by the Investment
                    Manager to be appropriate investments for the Portfolio.
                    These securities are commonly known as "junk bonds." They may also include "Rule 144A" securities, which are subject to resale restrictions. There are no minimum quality ratings for investments.

                    In making investment decisions the "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., considers an issuer's creditworthiness, economic developments, interest rate trends and other factors it deems relevant. In evaluating an issuer's creditworthiness the Investment Manager relies principally on its own analysis. A security's credit rating is simply one factor that may be considered by the Investment Manager in this regard.

                    In addition to junk bonds, the Portfolio may invest in the following:

                    - Higher rated fixed-income securities -- The Portfolio may invest in securities rated higher than Baa or BBB (or if not rated, determined to be of comparable quality) when the Investment Manager believes that such securities may produce attractive yields.

                    - Foreign securities -- The Portfolio may invest up to 20%
                      of its assets in securities issued by foreign governments and other foreign issuers (including American depository receipts or other similar securities convertible into securities of foreign issuers) but not more than 10% of its assets in these securities may be denominated in foreign currencies.

                    - Unit Offerings -- The Portfolio may purchase units which combine debt securities with equity securities and/or warrants.

ICON                SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its investments in junk bonds. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds have been found generally to be less sensitive to changes in prevailing interest rates than higher rated securities but are more likely to be sensitive to adverse economic changes or individual corporate developments. In addition, all fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

(Sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Portfolio's average annual returns with those of a broad measure of market performance over time.
(End Sidebar)

ICON                PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the High Yield Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989         -12.44%
 ...90        -25.54%
 ...91         58.14%
 ...92         18.35%
 ...93         24.13%
 ...94         -2.47%
 ...95         14.93%
 ...96         11.98%
 ...97         11.87%
 ...98         -6.20%

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 27.00% (quarter ended March 31, 1991) and the lowest return for a calendar quarter was -15.93% (quarter ended December 31, 1990). Year-to-date total return as of March 31, 1999 was 0.18%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR YEAR)
-------------------------------------------------------------------------------
                                     PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-------------------------------------------------------------------------------
 High Yield Portfolio                  -6.20%         5.66%           7.15%
-------------------------------------------------------------------------------
 Lehman Brothers High Yield
 Index(1)                               1.60%         8.52%          10.52%
-------------------------------------------------------------------------------
 Lipper Analytical Services Inc.
 Variable Annuity High Current
 Yield Underlying Funds Average(2)     -1.57%         7.42%           9.52%
-------------------------------------------------------------------------------

(1) The Lehman Brothers High Yield Index tracks the performance of all below investment grade securities which have at least $100 million in outstanding issuance, are greater than one year to maturity and are issued in fixed-rate U.S. dollar denominations. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(2) The Lipper Variable Annuity High Current Yield Funds Average tracks the performance of funds which aim at high (relative) current yield from fixed-income securities, has no quality or maturity restrictions, and tends to invest in lower grade debt issues, as reported by Lipper Analytical Services.

THE UTILITIES PORTFOLIO
(Sidebar)
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in value and pay out income.
(End Sidebar)

ICON                INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The investment objective of the Utilities Portfolio is to provide current income and long term growth of income and capital by investing primarily in equity and fixed-income securities of companies engaged in the public utilities industry. There is no guarantee that the Portfolio will achieve this objective.


                    On April 22, 1999, the Board of Trustees of the Fund unanimously recommended that the Portfolio's shareholders approve changing the Portfolio's investment objective to:
                    "seek both capital appreciation and current income." This change would have the effect of (i) eliminating long-term growth of income as an objective of the Portfolio and (ii) permitting the Portfolio to invest primarily in the entire utilities industry, as opposed to the more limited PUBLIC utilities industry.


                    If the Portfolio's shareholders approve this change (a shareholders' meeting to consider the change has been scheduled for August 4, 1999), then conforming changes would also be made to the Portfolio's principal investment strategies. Of course, we will provide you details of these changes if and when they become effective.

ICON                PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in the securities of companies engaged in the public utilities industry. These companies are involved in various aspects of the industry, such as communications, and gas and electric energy, but they do not include public broadcasting companies. A company will be considered engaged in the public utilities industry if it derives at least 50% of its revenues from that industry or it devotes at least 50% of its assets to activities in that industry.

                    The Portfolio's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. In selecting common stock and other equity securities, the Investment Manager considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Manager believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus benefitting long-term growth of capital.

                    The Portfolio may invest up to 35% of its assets in U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and in real estate investment trusts (commonly known as "REITs").

                    The Portfolio may invest up to 25% of its assets in foreign securities (including depository receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

ICON                SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    The Portfolio invests primarily in securities of companies in the public utilities industry. The Portfolio's investments in the public utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. Individual sectors of the utility market are subject to additional risks. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

                    Electric utilities may be burdened by unexpected increases in fuel and other operating costs. They are also adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investment, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

                    Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices.

                    The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, stock prices can fluctuate widely in response to activities specific to the issuer as well as general market economic and political conditions.

                    The Portfolio's investment in fixed-income securities are subject to credit risk and interest rate risk. Credit risk refers to a possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debts. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

(Sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's shares has varied from year to year over the past 8 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Portfolio's average annual returns with those of a broad measure of market performance over time.
(End Sidebar)

ICON                PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991          20.56%
 ...92         12.64%
 ...93         15.69%
 ...94         -9.02%
 ...95         28.65%
 ...96          8.68%
 ...97         27.15%
 ...98         23.76%

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 12.58% (quarter ended December 31, 1997) and the lowest return for a calendar quarter was 8.19% (quarter ended March 31, 1994). Year-to-date total return as of March 31, 1999 was -1.87%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR YEAR)
--------------------------------------------------------------------------------
                                                                   LIFE OF THE
                                                                    PORTFOLIO
                                     PAST 1 YEAR   PAST 5 YEARS   (SINCE 3/1/90)
--------------------------------------------------------------------------------
 Utilities Portfolio                   23.76%         14.89%          14.42%
--------------------------------------------------------------------------------
 S&P 500 Index(1)                      28.58%         24.05%          18.98%
--------------------------------------------------------------------------------
 Lipper Analytical Services Inc.
 Variable Annuity Utility
 Underlying Funds Average(2)           16.79%         13.53%          13.19%
--------------------------------------------------------------------------------

(1) The Standard and Poor's-Registered Trademark- 500 Composite Stock Price Index is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(2) The Lipper Variable Annuity Utility Fund Average tracks the performance of funds which invest at least 65% of their portfolio in utility shares, as reported by Lipper Analytical Services.

THE INCOME BUILDER PORTFOLIO
(Sidebar)
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in value and pay out income.
(End Sidebar)

ICON                INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The primary investment objective of the Income Builder
                    Portfolio is to seek reasonable income. Growth of capital is a secondary objective. There is no guarantee that the Portfolio will achieve these objectives.

ICON                PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 65% of its assets in income-producing equity securities, including common stock, preferred stock and convertible securities.
                    The "Investment Manager," Morgan Stanley Dean Witter
                    Advisors Inc., uses a value-oriented style in the selection of securities. Investments are normally made primarily in
                    (i) common stocks of large capitalization companies with a record of paying dividends and which in the opinion of the Investment Manager have the potential for maintaining dividends, (ii) preferred stock and (iii) securities convertible into common stocks of small and midcap companies
                    -- including synthetic and enhanced convertibles. The
                    Portfolio's investments also include "Rule 144A" securities, which are subject to resale restrictions.

                    The Investment Manager follows a "bottom-up" approach in the selection of convertible securities for the Portfolio. Beginning with a universe of about 500 companies, the Investment Manager narrows the focus to small and midcap companies and reviews the issues to determine if the convertible is trading with the underlying equity security. The yield of the underlying equity security is evaluated and company fundamentals are studied to evaluate cash flow, risk/reward balance, valuation and the prospects for growth.

                    The Portfolio may invest up to 25% of its assets in "enhanced" convertible securities. Enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer which the holder can realize. In addition, in many cases, enhanced convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder.

                    The Portfolio may invest up to 10% of its assets in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

                    The Portfolio may invest up to 20% of its assets in fixed-income securities rated lower than investment grade by S&P or Moody's (but not below B) or if unrated of comparable quality as determined by the Investment Manager (commonly known as "junk bonds"). The 20% limitation is not applicable to convertible securities.

                    The Portfolio may invest up to 35% of its assets in U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and investment grade fixed-income securities (including zero coupon securities), common stocks that do not pay a regular dividend and real estate investment trusts (commonly known as "REITs").

                    The Portfolio may invest up to 25% of its assets in foreign securities (including depository receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

ICON                SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its investment in common stocks. In particular the prices of common stocks can fluctuate widely in response to activities specific to the issuer as well as general market, economic and political conditions.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities. In addition, because the convertible securities in which the Portfolio invests are convertible into the common stocks of small and midcap companies, the Portfolio is subject to the specific risks associated with investing in small and midcap companies. Investments in small and medium capitalization companies involve greater risk of volatility than is customarily associated with investments in more established companies as well as certain other additional risks.

                    There are also special risks associated with the Portfolio's investments in "enhanced" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

(Sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's shares has varied from year to year over the past calendar year.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Portfolio's average annual returns with those of a broad measure of market performance over time.
(End Sidebar)

ICON                PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Income Builder Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998           3.21%

                    During the period shown in the bar chart, the highest return for a calendar quarter was 9.85% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -10.46% (quarter ended September 30, 1998). Year-to-date total return as of March 31, 1999 was -1.50%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR
YEAR)
-----------------------------------------------------------------------
                                                          LIFE OF THE
                                                           PORTFOLIO
                                          PAST 1 YEAR   (SINCE 1/21/97)
-----------------------------------------------------------------------
 Income Builder Portfolio                    3.21%          12.79%
-----------------------------------------------------------------------
 S&P 500 Index(1)                           28.58%          28.32%
-----------------------------------------------------------------------
 Lipper Analytical Services Inc.
 Variable Annuity Equity Income
 Underlying Funds Average(2)                11.20%          17.82%
-----------------------------------------------------------------------

(1) The Standard and Poor's-Registered Trademark- 500 Composite Stock Price Index is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(2) The Lipper Variable Annuity Equity Income Fund Average tracks the performance of funds that seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities, as reported by Lipper Analytical Services.

THE DIVIDEND GROWTH PORTFOLIO
(Sidebar)
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in value and pay out income.
(End Sidebar)

ICON                INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The investment objective of the Dividend Growth Portfolio is to provide reasonable current income and long term growth of income and capital. There is no guarantee that the Portfolio will achieve this objective.

ICON                PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will invest at least 70% of its assets in common stock of companies with a record of paying dividends and the potential for increasing dividends. The "Investment
                    Manager," Morgan Stanley Dean Witter Advisors Inc., initially employs a quantitative screening process in an attempt to develop a number of common stocks which are undervalued and which have a record of paying dividends. The
                    Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to the Portfolio. The Investment
                    Manager attempts to avoid investment in speculative securities or those with speculative characteristics.

                    The Portfolio may invest up to 30% of its assets in convertible securities, U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and investment grade fixed-income securities (including zero coupon securities). The Portfolio may also invest any amount of its assets in foreign securities (including depository receipts) that are listed in the U.S. on a national securities exchange.

ICON                SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its investments in common stock. In particular the prices of common stock may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

(Sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's shares has varied from year to year over the past 8 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Portfolio's average annual returns with those of a broad measure of market performance over time.
(End Sidebar)

ICON                PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991          27.76%
 ...92          8.16%
 ...93         14.34%
 ...94         -3.27%
 ...95         36.38%
 ...96         23.96%
 ...97         25.61%
 ...98         14.28%

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 16.92% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -8.29% (quarter ended September 30, 1998). Year-to-date total return as of March 31, 1999 was 0.69%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR YEAR)
--------------------------------------------------------------------------------
                                                                   LIFE OF THE
                                                                    PORTFOLIO
                                     PAST 1 YEAR   PAST 5 YEARS   (SINCE 3/1/90)
--------------------------------------------------------------------------------
 Dividend Growth Portfolio             14.28%         18.61%          14.93%
--------------------------------------------------------------------------------
 S&P 500 Index(1)                      28.58%         24.05%          18.98%
--------------------------------------------------------------------------------
 Lipper Analytical Services Inc.
 Variable Annuity Growth and Income
 Underlying Funds Average(2)           15.72%         17.60%          14.99%
--------------------------------------------------------------------------------

(1) The Standard and Poor's-Registered Trademark- 500 Composite Stock Price Index is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(2) The Lipper Variable Annuity Growth and Income Average tracks the performance of funds which combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends, as reported by Lipper Analytical Services.

THE CAPITAL GROWTH PORTFOLIO
(Sidebar)
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in value rather than pay out income.
(End Sidebar)

ICON                INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The investment objective of the Capital Growth Portfolio is long term capital growth. There is no guarantee that the Portfolio will achieve this objective.

ICON                PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 65% of its assets in common stocks. The "Investment Manager," Morgan
                    Stanley Dean Witter Advisors Inc., utilizes a two-stage computerized screening process designed to find companies that demonstrate a history of consistent growth in earnings and revenues over the past several years, and have solid future earnings growth characteristics and attractive valuations. Dividend income is not a consideration in this stock selection process. Companies meeting these requirements are potential candidates for investment by the Portfolio. The Investment Manager may modify the screening process and/or may utilize additional or different screening processes in connection with the Portfolio's investments.

                    The Portfolio may invest up to 35% of its assets in U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, investment grade fixed-income securities (including zero coupon securities), convertible securities, unit offerings involving a combination of a debt security and a convertible security and/or warrant and real estate investment trusts (commonly known as "REITs").

                    The Portfolio may invest up to 25% of its assets in foreign securities (including depository receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

ICON                SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stock. In particular the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

(Sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's shares has varied from year to year over the past 7 calendar years.

AVERAGE ANNUAL TOTAL RETURNS
This table compares the Portfolio's average annual returns with those of a broad measure of market performance over time.
(End Sidebar)

ICON                PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Capital Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992           1.64%
 ...93         -6.99%
 ...94         -1.28%
 ...95         32.92%
 ...96         11.55%
 ...97         24.54%
 ...98         19.63%

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 20.47% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -13.95% (quarter ended September 30, 1998). Year-to-date total return as of March 31, 1999 was 6.78%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR YEAR)
--------------------------------------------------------------------------------
                                                                   LIFE OF THE
                                                                    PORTFOLIO
                                     PAST 1 YEAR   PAST 5 YEARS   (SINCE 3/1/91)
--------------------------------------------------------------------------------
 Capital Growth Portfolio              19.63%         16.88%          13.23%
--------------------------------------------------------------------------------
 S&P 500 Index(1)                      28.58%         24.05%          19.44%
--------------------------------------------------------------------------------
 Lipper Analytical Services Inc.
 Variable Annuity Growth Underlying
 Funds Average(2)                      25.82%         19.19%          17.07%
--------------------------------------------------------------------------------

(1) The Standard and Poor's-Registered Trademark- 500 Composite Stock Price Index is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(2) The Lipper Variable Annuity Growth Fund Average tracks the performance of funds which primarily invest their assets in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices, as reported by Lipper Analytical Services.

THE GLOBAL DIVIDEND GROWTH PORTFOLIO
(Sidebar)
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potental to rise in value and pay out income.
(End Sidebar)

ICON                INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The investment objective of the Global Dividend Growth
                    Portfolio is to provide reasonable current income and long term growth of income and capital. There is no guarantee that the Portfolio will achieve this objective.

ICON                PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 65% of its assets in dividend paying equity securities issued by issuers located in various countries around the world. The
                    "Investment Manager," Morgan Stanley Dean Witter Advisors
                    Inc., seeks investments primarily in common stock of companies with a record of paying dividends and potential for increasing dividends. The Portfolio invests in at least three separate countries. The percentage of assets invested in particular geographic sectors will shift from time to time in accordance with the judgement of the Investment
                    Manager.

                    Up to 35% of the Portfolio's assets may be invested as follows:

                    - Convertible securities, U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, fixed-income securities issued by foreign governments and international organizations and investment grade debt securities (including zero coupon securities).

                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

ICON                SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of Investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    Another principal risk relates to the Portfolio's investments in foreign securities. In particular, foreign security investments may be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by among other things political, social and economic developments abroad.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

(Sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's shares has varied from year to year over the past 4 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Portfolio's average annual returns with those of a broad measure of market performance over time.
(End Sidebar)

ICON                PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Global Dividend Growth Portfolio.
                    The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995          22.04%
 ...96         17.59%
 ...97         12.04%
 ...98         12.53%

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 17.14% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -12.43% (quarter ended September 30, 1998). Year-to-date total return as of March 31, 1999 was 0.11%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR
YEAR)
-----------------------------------------------------------------------
                                                          LIFE OF THE
                                                           PORTFOLIO
                                          PAST 1 YEAR   (SINCE 2/23/94)
-----------------------------------------------------------------------
 Global Dividend Growth Portfolio           12.53%          13.06%
-----------------------------------------------------------------------
 Morgan Stanley Capital International
 World Index(1)                             22.78%          13.46%
-----------------------------------------------------------------------
 Lipper Analytical Services Inc.
 Variable Annuity Global Underlying
 Funds Average(2)                           15.84%          11.68%
-----------------------------------------------------------------------

(1) The Morgan Stanley Capital International World Index (MSCI) measures performance for a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The Index does not include any expenses, fees or charges, or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.
(2) The Lipper Variable Annuity Global Funds Average tracks the performance of funds which invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well, as reported by Lipper Analytical Services.

THE EUROPEAN GROWTH PORTFOLIO
(Sidebar)
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in value rather than pay out income.
(End Sidebar)

ICON                INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The investment objective of the European Growth Portfolio is to maximize the capital appreciation of its investments.
                    There is no guarantee that the Portfolio will achieve this objective.

ICON                PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 65% of its assets in securities issued by issuers located in European countries. A company is considered located in Europe if (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives at least 50% of its total revenue from business in Europe; or
                    (iii) the company's equity securities are traded principally on a stock exchange in Europe. The principal countries in which the Portfolio invests are France, the United Kingdom, Germany, the Netherlands, Spain, Sweden, Switzerland and
                    Italy. The Portfolio invests in at least three separate countries.

                    The Portfolio generally invests principally in equity securities but may also invest without limitation in fixed-income securities issued or guaranteed by European governments when the "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., or the "Sub-Advisor," Morgan Stanley Dean Witter Investment Management Inc., determine such investments to be appropriate.

                    The Investment Manager and the Sub-Advisor generally invest Portfolio assets in companies they believe have a high rate of earnings growth potential. They also select securities, which in their view, possess, both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/ cash flow and price/revenue ratios.

                    The Portfolio may invest up to 35% of its assets as follows:

                    - Equity securities issued by non-European issuers, and
                      government and convertible securities issued by non-European governmental or private issuers.

                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and securities it intends to purchase and the currencies in which they are denominated.

                    The Portfolio may invest up to 5% of its assets in put and call options with respect to foreign currencies (limit of 5% of its assets for the purchase of put and call options).

                    The Portfolio may invest in warrants and acquire warrants attached to other securities.

ICON                SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk factor associated with investment in the Portfolio relates to the Portfolio's investments in Europe. In particular, adverse political, social or economic developments in Europe, or in a particular European country, could cause a substantial decline in the value of the Portfolio.

                    The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, stock prices can fluctuate widely in response to activities specific to the issuer as well as general market economic and political conditions.

                    The conversion to a single European currency by many European countries could potentially adversely affect the value and/or increase the volatility of the Portfolio's investments.

                    In addition, the Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    In addition, the Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

(Sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's shares has varied from year to year over the past 7 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Portfolio's average annual returns with those of a broad measure of market performance over time.
(End Sidebar)

ICON                PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the European Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992           3.99%
 ...93         40.88%
 ...94          8.36%
 ...95         25.89%
 ...96         29.99%
 ...97         16.07%
 ...98         23.96%

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 20.09% (quarter ended March 31, 1998) and the lowest return for a calendar quarter was -15.72% (quarter ended September 30, 1998). Year-to-date total return as of March 31, 1999 was 0.44%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR YEAR)
--------------------------------------------------------------------------------
                                                                   LIFE OF THE
                                                                    PORTFOLIO
                                     PAST 1 YEAR   PAST 5 YEARS   (SINCE 3/1/91)
--------------------------------------------------------------------------------
 European Growth Portfolio             23.96%         20.60%          18.53%
--------------------------------------------------------------------------------
 Morgan Stanley Capital
 International World Index(1)          22.78%         13.95%          10.80%
--------------------------------------------------------------------------------
 Lipper Analytical Services Inc.
 Variable Annuity International
 Underlying Funds Average(2)           12.54%         8.18%           8.77%
--------------------------------------------------------------------------------

(1) The Morgan Stanley Capital International World Index (MSCI) measures performance for a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The Index does not include any expenses, fees or charges, or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.
(2) The Lipper Variable Annuity International Funds Average tracks the performance of funds which invest their assets in securities with primary trading markets outside of the United States, as reported by Lipper Analytical Services.

THE PACIFIC GROWTH PORTFOLIO
(Sidebar)
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in value rather than pay out income.
(End Sidebar)

ICON                INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The investment objective of the Pacific Growth Portfolio is to maximize the capital appreciation of its investments.
                    There is no guarantee that the Portfolio will achieve this objective.

ICON                PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 65% of its assets in common stocks and other securities of companies which are (i) organized under the laws of and have a principal place of business in Asia, Australia or New
                    Zealand or (ii) derives at least 50% of their total revenues from business in such areas. The principal Asian countries include: Japan, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, India, Indonesia, Taiwan and South Korea.
                    The Portfolio's assets are invested in at least three countries. The Portfolio may invest more than 25% of its assets in Japan, Hong Kong, South Korea and Taiwan. Thus, the investment performance of the Portfolio may be subject to the social, political and economic events occurring in these countries to a greater extent than other countries.

                    The "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., and the "Sub-Advisor," Morgan Stanley Dean Witter Investment Management Inc., generally invest Portfolio assets in companies they believe have a high rate of earnings growth potential. They also select securities, which in their view, possess, both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.

                    The Portfolio generally invests principally in equity securities but may also invest without limitation in fixed-income obligations issued or guaranteed by an Asian country or Australia or New Zealand when the Investment Manager or the Sub-Advisor determine such investments to be appropriate.

                    The Portfolio may invest up to 35% of its assets as follows:

                    - Equity, fixed-income or convertible securities (including zero coupon securities) of companies located anywhere in the world, including the United States.

                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with a delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and securities it intends to purchase and the currencies in which they are denominated.

                    The Portfolio may invest up to 5% of its assets in put and call options with respect to foreign currencies (limit of 5% of its assets for the purchase of put and call options).

                    The Portfolio may invest up to 10% of its assets in securities issued by other investment companies. The Investment Manager and/or Sub-Advisor may view these investments as necessary or advisable to participate in certain foreign markets where foreigners are prohibited from investing directly in the securities of individual companies without regulatory approval.

                    The Portfolio may invest in warrants and acquire warrants attached to other securities.

ICON                SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio relates to the Portfolio's investments in the Pacific region. In particular, adverse political, social or economic developments in the Pacific region or in a particular Pacific country could cause a substantial decline in the value of the Portfolio.

                    The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, stock prices can fluctuate widely in response to activities specific to the issuer as well as general market economic and political conditions.

                    In addition, the Portfolio is subject to the risks associated with foreign securities generally. These risks include among other things the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. The Portfolio may invest a substantial portion of its assets in developing countries. These investments carry greater risks than those associated with investment in more developed countries.

                    In addition, the Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

(Sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's shares has varied from year to year over the past 4 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Portfolio's average annual returns with those of a broad measure of market performance over time.
(End Sidebar)
ICON                PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Pacific Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995           5.74%
 ...96          3.89%
 ...97        -37.70%
 ...98        -10.40%

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 25.61% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -27.57% (quarter ended December 31, 1997). Year-to-date total return as of March 31, 1999 was 6.99%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR
YEAR)
-----------------------------------------------------------------------
                                                          LIFE OF THE
                                                           PORTFOLIO
                                          PAST 1 YEAR   (SINCE 2/23/94)
-----------------------------------------------------------------------
 Pacific Growth Portfolio                   -10.40%         -10.88%
-----------------------------------------------------------------------
 Morgan Stanley Capital International
 World Index(1)                             22.78%          13.46%
-----------------------------------------------------------------------
 Morgan Stanley Capital International
 Pacific Free Index(2)                       1.43%          -7.79%
-----------------------------------------------------------------------
 Morgan Stanley Capital International
 All Country Far East (excluding Japan)
 Free Index(3)                              -7.39%          -11.81%
-----------------------------------------------------------------------
 Lipper Analytical Services Inc.
 Variable Annuity Pacific Region
 Underlying Funds Average(4)                -7.01%          -7.26%
-----------------------------------------------------------------------

(1) The Morgan Stanley Capital International World Index (MSCI) measures performance from a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The Index does not include any expenses, fees, or charges, or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.
(2) The Morgan Stanley Capital International Pacific Free Index (MSCI PF) measures performance of stock markets in Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore, and excludes shares that are not readily purchased by non-local investors. The Index does not include any expenses, fees, or charges, or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.
(3) The Morgan Stanley Capital International All Country Far East Free (excluding Japan) Index (MSCI ACFEF) measures performance of both the developed and the emerging markets of the Far East (excluding Japan), and excludes shares that are not readily purchased by non-local investors. The Index does not include any expenses, fees, or charges, or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Pacific Region Funds Average tracks the performance of funds which concentrate their investments in equity securities with primary trading markets or operations concentrated in the Western Pacific Basin region or a single country within this region, as reported by Lipper Analytical Services.

THE EQUITY PORTFOLIO
(Sidebar)
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in value rather than pay out income.
(End Sidebar)

ICON                INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The primary investment objective of the Equity Portfolio is growth of capital through investments in common stocks of companies believed by the Investment Manager to have potential for superior growth. As a secondary objective the Equity Portfolio seeks income but only when consistent with its primary objective. There is no guarantee that the Portfolio will achieve these objectives.

ICON                PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 65% of its assets in equity securities and securities convertible into equity securities. In selecting investments, the "Investment
                    Manager," Morgan Stanley Dean Witter Advisors Inc., may employ valuation models based on various economic and market indicators. The Investment Manager currently utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment
                    Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.

                    The Investment Manager will utilize a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify at what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish that task, the Investment Manager establishes an economic forecast based on its short term and long term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.

                    The Portfolio may invest up to 35% of its assets in corporate debt securities (including zero coupon securities) rated Aa or better by Moody's or AA or better by S&P, U.S. Government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and preferred stocks.

                    The Portfolio may invest in securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts.

ICON                SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stock. In particular the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions. Stocks of small and medium capitalization companies in which the Portfolio may invest pose greater risk of volatility than is customarily associated with larger established companies as well as certain other additional risks.

                    Another principal risk relates to the Portfolio's investments in fixed-income securities. Fixed-income securities involve credit risk and interest rate risk. Credit risk relates to the possibility that an issuer could default on its obligation to pay principal and/or interest. Interest rate risk relates to the possibility that the value of securities may be adversely affected by fluctuations in interest rates.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

(Sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Portfolio's average annual returns with those of a broad measure of market performance over time.
(End Sidebar)

ICON                PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989          18.83%
 ...90         -3.62%
 ...91         59.05%
 ...92          0.05%
 ...93         19.72%
 ...94         -4.91%
 ...95         42.53%
 ...96         12.36%
 ...97         37.43%
 ...98         30.45%

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 20.65% (quarter ended March 31, 1991) and the lowest return for a calendar quarter was -15.83% (quarter ended September 30, 1990). Year-to-date total return as of March 31, 1999 was 10.87%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR YEAR)
-------------------------------------------------------------------------------
                                     PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-------------------------------------------------------------------------------
 Equity Portfolio                      30.45%         22.25%         19.54%
-------------------------------------------------------------------------------
 S&P 500 Index(1)                      28.58%         24.05%         19.19%
-------------------------------------------------------------------------------
 Lipper Analytical Services Inc.
 Variable Annuity Growth Underlying
 Funds Average(2)                      25.82%         19.19%         16.95%
-------------------------------------------------------------------------------

(1) The Standard and Poor's-Registered Trademark- 500 Composite Stock Price Index is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(2) The Lipper Variable Annuity Growth Fund Average tracks the performance of funds which primarily invest their assets in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices, as reported by Lipper Analytical Services.

(Sidebar)
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in value and pay out income.
(End Sidebar)

THE S&P 500 INDEX PORTFOLIO

ICON                INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The investment objective of the S&P 500 Index Portfolio is to provide investment results that before expenses, correspond to the total return (I.E., the combination of capital changes and income) of the Standard &
                    Poor's-Registered Trademark- 500 Composite Stock Price
                    Index. There is no guarantee that the Portfolio will achieve this objective.

ICON                PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in common stocks included in the S&P 500 Index. The "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., "passively" manages the Portfolio's assets by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. For example, where the common stock of a specific company represents five percent of the Index, the Investment Manager typically will invest five percent of the Portfolio's assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States.

                    "Standard & Poor's-Registered Trademark-,"
                    "S&P-Registered Trademark-," "S&P
                    500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the S&P 500 Index Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio. (Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

                    The Portfolio may purchase and sell stock index futures to simulate investment in the S&P 500. Generally stock index futures will be employed to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes.

                    The Portfolios may invest in securities referred to as SPDRs (known as "spiders") that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock. The Portfolio may invest up to 10% of its total assets in the aggregate in SPDRs.

ICON                SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the issuer, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    Another risk of investing in the Portfolio arises from its operation as a "passively" managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Portfolio. The Portfolio will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Investment Manager will not sell the Portfolio's securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell (redeem) Portfolio shares.

                    The performance of the S&P 500 is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing which will be borne by the Portfolio and any incremental operating costs borne by the Portfolio (e.g., management fee, transfer agency and accounting costs). Accordingly, the performance of the Portfolio may not correlate directly with the performance of the S&P 500 Index.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

(Sidebar)
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in value rather than pay out income.
(End Sidebar)

THE COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO

ICON                INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The investment objective of the Competitive Edge "Best
                    Ideas" Portfolio is long-term capital growth. There is no guarantee that the Portfolio will achieve this objective.

ICON                PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in common stock of companies included in the "Best
                    Ideas" subgroup of "Global Investing: The Competitive Edge," a research compilation assembled by Morgan Stanley Dean
                    Witter ("MSDW") Equity Research -- and other securities selected by the Portfolio's "Investment Manager," Morgan
                    Stanley Dean Witter Advisors Inc.

                    THE COMPETITIVE EDGE "BEST IDEAS" LIST. MSDW Equity Research is recognized as a world leader in global financial research and provides comprehensive research and in-depth knowledge about general markets and specific companies from around the world. It believes that companies with a sustainable competitive edge in the operations of their businesses are worth more than their weaker competitors. Through its ongoing research and analysis, MSDW Equity Research has developed and undertaken a comprehensive study which it calls "Global Investing: The Competitive Edge" which represents the list of those companies.

                    MSDW Equity Research group's research analysts and strategists presently evaluate approximately 2,100 companies in 21 industry sectors worldwide. An initial comprehensive review was conducted in October 1996 and identified 238 of these companies as having a long-term sustainable competitive advantage in the global arena (the "Competitive Edge List"). The criteria used to select companies that have a global competitive advantage vary according to industry sector. The Competitive Edge List is currently updated quarterly. From the Competitive Edge List, MSDW Equity Research then assembles a subgroup of approximately 40 companies which it considers at that time to be the most attractive investment opportunities of the companies identified as having a long-term sustainable competitive advantage in the global arena (the "Competitive Edge 'Best Ideas' List"). A list of the companies contained on the Competitive Edge "Best Ideas" List as of February 4, 1999 is set forth in the Statement of Additional Information. In order to respond to changing market conditions, MSDW Equity Research may update the Competitive Edge "Best Ideas" List at any time.

                    It is the intention of the Investment Manager that generally at least 1% and not more than 5% of the Portfolio's assets will be invested in each company on the Competitive Edge "Best Ideas" List. The Portfolio will purchase any security which is added to the Competitive Edge "Best Ideas" List, and generally will sell a security which is eliminated from the Competitive Edge "Best Ideas" List as soon as practicable after the Competitive Edge "Best Ideas" List has been updated by MSDW Equity Research. Accordingly, securities may be purchased and sold by the Portfolio when such purchases and sales would not be made under traditional investment criteria.

                    The Portfolio may at times purchase securities that are not included on the Competitive Edge "Best Ideas" List but are on the Competitive Edge List or, in the event that the Investment Manager believes that there are no suitable securities on the Competitive Edge List, the Portfolio may purchase securities outside the list. Securities that are not on the Competitive Edge "Best Ideas" List generally will not exceed 35% of the Portfolio's assets.

                    The Portfolio's investments may include forward currency contracts which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

ICON                SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio invests principally in securities included on the Competitive Edge "Best Ideas" List which currently consists of 40 companies. As a result of the small universe of stocks in which the Portfolio invests it may be subject to greater risks than would a more diversified company. At times the Portfolio may be restricted in its ability to purchase or sell securities on the Competitive Edge "Best Ideas" List as a result of activities of affiliates of the Investment Manager. In addition, performance of the securities included in the List cannot be used to predict the performance of the Portfolio, an actively managed mutual fund.

                    The activities of affiliates of the Investment Manager, including but not limited to Dean Witter Reynolds Inc. or Morgan Stanley & Co. Incorporated, may from time to time limit the Portfolio's ability to purchase or sell securities on the Competitive Edge "Best Ideas" List. In addition, the List is available to other clients of MSDW and its affiliates, including the Investment Manager, as well as the Portfolio. The list is also subject to restrictions related to MSDW's other businesses, and particular securities may or may not be on the list due to other business concerns of, or legal restrictions applicable to, MSDW.

                    As a diversified financial services firm, with three primary businesses -- securities, asset management and credit services -- MSDW provides a wide range of financial services to issuers of securities and investors in securities. MSDW and others associated with it may create markets or specialize in, have positions in and affect transactions in securities of companies included on its research lists and may also perform or seek to perform investment banking services for those companies. Within the last three years MSDW may have managed or co-managed public security offerings for companies included on their research lists, and they or their employees may have a long or short position on holdings in the securities, or options on securities, or other related investments of companies included on their research lists.

                    The Portfolio may invest a substantial portion of its assets in foreign securities. Foreign securities investments may be adversely affected by changes in currency exchange rates. In addition, investment in foreign securities may be adversely affected by among other things political, social and economic developments abroad.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

(Sidebar)
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in value rather than pay out income.
(End Sidebar)

THE AGGRESSIVE EQUITY PORTFOLIO

ICON                INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The investment objective of the Aggressive Equity Portfolio is long-term capital growth. There is no guarantee that the Portfolio will achieve this objective.

ICON                PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 65% of its assets in the equity securities of companies covered by Morgan Stanley Dean Witter ("MSDW") Equity Research that the
                    "Investment Manager," Morgan Stanley Dean Witter Advisors
                    Inc., believes offer the potential for superior earnings growth. The equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, rights and warrants. No more than 25% of the Portfolio's assets may be invested in foreign equity or fixed-income securities denominated in a foreign currency and traded primarily in non-U.S. markets.

                    The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes are trading at attractive prices relative to their earnings-growth potential. After identifying industries, the Investment Manager then selects individual companies. At this stage, the Investment Manager will review and assess the available analytical research reports and investment recommendations from MSDW Equity Research, as well as from the equity research departments of other recognized securities firms. Companies are selected by the Investment Manager utilizing this research as well as its own industry and company analysis including an evaluation of valuation screens and prospective company fundamentals.

                    MSDW EQUITY RESEARCH. MSDW Equity Research is recognized as a world leader in global financial research and provides comprehensive research and in-depth knowledge about general markets and specific companies from around the world. MSDW Equity Research's analysts and strategists presently evaluate approximately 2,100 companies in 21 industry sectors worldwide. While MSDW Equity Research is an affiliate of the Investment Manager, MSDW Equity Research has no role in the selection of securities for the Portfolio.

                    The Portfolio may invest up to 35% of its assets as follows:

                    - (a) U.S. and foreign equity securities (subject to the 25%
                      overall limit on foreign securities described above) not covered by MSDW Equity Research, (b) fixed-income securities of U.S. companies, (c) fixed-income securities of foreign companies and governments and international organizations, (d) U.S. Government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and (e) real estate investment trusts (commonly known as "REITs"). However, no more than 5% of the Portfolio's assets may be invested in debt securities rated lower than investment grade, or if unrated of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").

                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

                    - Put and call options and futures with respect to financial instruments, stock and interest rate indexes and foreign currencies (limit of 5% of its assets for the purchase of put and call options). Options and futures may be used to generate income or to seek to protect against a decline in security or currency prices or an increase in prices of securities or currencies that may be purchased.

ICON                SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio may invest a substantial portion of its assets in securities issued by small and medium sized companies. Investment in small and medium size companies involves greater risk of volatility than is customarily associated with investment in larger established companies as well as certain other additional risks.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

THE STRATEGIST PORTFOLIO
(Sidebar)
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in value and pay out income.
(End Sidebar)

ICON                INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The investment objective of the Strategist Portfolio is high total investment return through a fully managed investment policy utilizing equity, fixed-income and money market securities and the writing of covered call and put options.
                    There is no guarantee that the Portfolio will achieve this objective.

ICON                PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., will actively allocate the Portfolio's assets among the major asset categories of equity securities, fixed-income securities and money market instruments. Assets are allocated by the Investment Manager based on among other things, its assessment of economic and market trends on different sectors of the market. There is no limit as to the percentage of assets that may be allocated to any one asset class. The Investment Manager does not, however, currently intend to write covered call or put options.

                    Within the equity sector, the Investment Manager actively allocates funds to those economic sectors it expects to benefit from major trends and to individual stocks which it considers to have superior investment potential.

                    Within the fixed-income sector of the market, the Investment Manager seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds, including short-term and intermediate-term bonds.

                    Within the money market sector of the market, the Investment Manager seeks to maximize returns by exploiting spreads among short-term instruments.

                    Securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, investment grade debt securities (including zero coupon securities), U.S. Government securities, real estate investment trusts (commonly known as "REITs") and money market instruments. The Portfolio is not limited as to the maturities of the U.S. government securities and other debt securities in which it may invest.

                    The Portfolio may invest up to 20% of its assets in securities issued by foreign governments and foreign private issuers but not more than 10% of its assets in securities denominated in a foreign currency.

ICON                SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

(Sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's shares has varied from year to year over the past 10 calendar years.
(End Sidebar)

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio's investment in fixed-income securities are subject to credit risk and interest rate risk. Credit risk refers to a possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debts. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

ICON                PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Strategist Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989          10.67%
 ...90          1.56%
 ...91         28.26%
 ...92          7.24%
 ...93         10.38%
 ...94          3.94%
 ...95          9.40%
 ...96         15.02%
 ...97         13.71%
 ...98         26.55%

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 17.60% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -8.25% (quarter ended September 30, 1990). Year-to-date total return as of March 31, 1999 was 4.12%.

(Sidebar)
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Portfolio's average annual returns with those of a broad measure of market performance over time.
(End Sidebar)

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR YEAR)
-------------------------------------------------------------------------------
                                     PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-------------------------------------------------------------------------------
 Strategist Portfolio                  26.55%         13.48%         12.38%
-------------------------------------------------------------------------------
 S&P 500 Index(1)                      28.58%         24.05%         19.19%
-------------------------------------------------------------------------------
 Lehman Brothers Government/
 Corporate Bond Index(2)                9.47%         7.30%           9.33%
-------------------------------------------------------------------------------
 Lipper Analytical Services Inc.
 Variable Annuity Flexible
 Portfolio Underlying Fund
 Average(3)                            13.05%         12.24%         12.56%
-------------------------------------------------------------------------------

(1) The Standard and Poor's-Registered Trademark- 500 Composite Stock Price Index is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(2) The Lehman Brothers Government/Corporate Bond Index tracks the performance of government and corporate obligations, including U.S. government agency and U.S. treasury securities and corporate and yankee bonds, with maturities of one to ten years. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(3) The Lipper Variable Annuity Flexible Portfolio Funds Average tracks the performance of funds which allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return, as reported by Lipper Analytical Services.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

                    This section provides additional information concerning each Portfolio's principal strategies.

                    INVESTMENT DISCRETION. In pursuing each Portfolio's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis - and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others. The Sub-Advisor has a similar degree of discretion.

                    DEFENSIVE INVESTING. Each Portfolio (other than the Money Market Portfolio and the S&P 500 Index Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager or Sub-Advisor, as the case may be, believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market.

                    INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations or changes in assets will not require a Portfolio to sell any Portfolio security. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

                    PORTFOLIO TURNOVER. Each Portfolio's turnover rate is not expected to exceed the following respective percentages under normal circumstances.

 The Short-Term Bond Portfolio                           100%
---------------------------------------------------------------
 The Quality Income Plus Portfolio
                                                         300%
---------------------------------------------------------------
 The High Yield Portfolio
                                                         300%
---------------------------------------------------------------
 The Utilities Portfolio
                                                         100%
---------------------------------------------------------------
 The Income Builder Portfolio
                                                          90%
---------------------------------------------------------------
 The Dividend Growth Portfolio
                                                          90%
---------------------------------------------------------------
 The Capital Growth Portfolio
                                                         200%
---------------------------------------------------------------
 The Global Dividend Growth Portfolio
                                                         100%
---------------------------------------------------------------
 The European Growth Portfolio
                                                         100%
---------------------------------------------------------------
 The Pacific Growth Portfolio
                                                         100%
---------------------------------------------------------------
 The Equity Portfolio
                                                         300%
---------------------------------------------------------------
 The S&P 500 Index Portfolio
                                                         100%
---------------------------------------------------------------
 The Competitive Edge "Best Ideas" Portfolio
                                                         100%
---------------------------------------------------------------
 The Aggressive Equity Portfolio
                                                         400%
---------------------------------------------------------------
 The Strategist Portfolio
                                                         400%
---------------------------------------------------------------

                    A high turnover rate will increase a Portfolio's costs. It may also increase a Portfolio's capital gains which will be passed along to Portfolio shareholders.

ADDITIONAL RISK INFORMATION

                    This section provides additional information regarding the principal risks of investing in the Portfolios.

                    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, governmental entity, or the FDIC.

                    RISKS OF YEAR 2000. Each Portfolio could be adversely affected if the computer systems necessary for the efficient operation of the Investment Manager, the Sub-Advisor, the Fund's other service providers and the markets and individual and governmental issuers in which the Portfolios invest do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on the Fund and the Portfolios, the Investment Manager, the Sub-Advisor and affiliates are working hard to avoid any problems and to obtain assurances from their service providers that they are taking similar steps.

                    In addition, it is possible that the markets for securities in which the Portfolios invest may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Corporate and governmental data processing errors also may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Portfolios' investments may be adversely affected.

                                            *    *    *

                    The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described. See "The Portfolios" for a description of the investments which each Portfolio may make.

                    FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

                    Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially. As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.

                               HOW INTEREST RATES AFFECT BOND PRICES

                                              PRICE PER $1,000 OF A BOND IF
                                                     INTEREST RATES:
                                          -------------------------------------
                                              INCREASE            DECREASE
                                          -----------------   -----------------
 BOND MATURITY                  COUPON      1%        2%        1%        2%
-------------------------------------------------------------------------------
 1 year                            N/A    $ 1,000   $ 1,000   $ 1,000   $ 1,000
-------------------------------------------------------------------------------
 5 years                          4.25%   $   967   $   934   $ 1,038   $ 1,076
-------------------------------------------------------------------------------
 10 years                         4.75%   $   930   $   867   $ 1,074   $ 1,155
-------------------------------------------------------------------------------
 30 years                         5.25%   $   865   $   756   $ 1,166   $ 1,376
-------------------------------------------------------------------------------

                    Coupons reflect yields on Treasury securities as of December 31, 1998. The table is not representative of price changes for mortgage-backed securities principally because of prepayments, and it is not representative of junk bonds. In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley Dean Witter mutual fund.

                    MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

                    Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/ or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.

                    JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Investment Manager (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

                    SECURITIES RATED IN THE LOWEST INVESTMENT GRADE CATEGORY. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

                    FOREIGN SECURITIES. Foreign securities (including depository receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

                    Foreign securities also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

                    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts.

                    The foreign securities in which certain of the Portfolios may invest (in particular the Pacific Growth Portfolio) may be issued by companies located in developing countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries. Many European countries have adopted or are in the process of adopting a single European currency, referred to as the "euro." The consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities the Fund may purchase are presently unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by a Portfolio.

                    SMALL & MEDIUM CAPITALIZATION COMPANIES. A Portfolio's investments in smaller and medium sized companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

                    OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Manager's predictions of movements in the direction of the stock, bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

                    FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Investment Manager employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and may involve a significant risk.

                    REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs pool investors funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when a Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

(Sidebar)
MORGAN STANLEY DEAN WITTER ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, has more than $129 billion in assets under management or administration as of March 31, 1999.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
The Sub-Advisor, together with its institutional investment management affiliates, manages more than $150 billion primarily for employee benefit plans, investment companies, endowments, foundations and wealthy individuals.
(End Sidebar)

PORTFOLIO MANAGEMENT

                    Morgan Stanley Dean Witter Advisors Inc. is the Investment Manager to each Portfolio. Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the Pacific and European Portfolios) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.

                    Each of the Pacific Growth and European Growth Portfolios has retained the Investment Manager to supervise the investment of its assets. The Investment Manager has, in turn, contracted with the Sub-Advisor - Morgan Stanley Dean Witter Investment Management Inc. - to invest each Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Advisor also is a subsidiary of Morgan Stanley Dean Witter & Co. Its main business office is located at 1221 Avenue of the Americas, New York, New York.

                    Each Portfolio pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to each Portfolio, and for Portfolio expenses assumed by the Investment Manager. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 1998 each Portfolio (other than the Short-Term Bond Portfolio and the Aggressive Equity Portfolio which, as of the date of this PROSPECTUS, had not yet commenced operations) accrued total compensation to the Investment Manager as set forth in the following table. The contractual fee rate for the Short-Term Bond Portfolio is 0.45% of average daily net assets and for the Aggressive Equity Portfolio is 0.75% of average daily net assets.

                                                    MANAGEMENT FEES AS A
                                                       PERCENTAGE OF
                                                          AVERAGE
 NAME OF PORTFOLIO                                    DAILY NET ASSETS
------------------------------------------------------------------------
 The Money Market Portfolio                                  0.50%
------------------------------------------------------------------------
 The Quality Income Plus Portfolio                           0.50%
------------------------------------------------------------------------
 The High Yield Portfolio                                    0.50%
------------------------------------------------------------------------
 The Utilities Portfolio                                     0.65%
------------------------------------------------------------------------
 The Income Builder Portfolio                                0.75%
------------------------------------------------------------------------
 The Dividend Growth Portfolio                               0.52%
------------------------------------------------------------------------
 The Capital Growth Portfolio                                0.65%
------------------------------------------------------------------------
 The Global Dividend Growth Portfolio                        0.75%
------------------------------------------------------------------------
 The European Growth Portfolio(1)                            0.99%(2)
------------------------------------------------------------------------
 The Pacific Growth Portfolio(3)                             0.99%(2)
------------------------------------------------------------------------
 The Equity Portfolio                                        0.50%
------------------------------------------------------------------------
 The S&P 500 Index Portfolio(4)                                 0%(5)
------------------------------------------------------------------------
 The Competitive Edge "Best Ideas" Portfolio(4)                 0%
------------------------------------------------------------------------
 The Strategist Portfolio                                    0.50%
------------------------------------------------------------------------

(1) Effective December 1, 1998 the investment management fee was reduced to 0.95% of the Portfolio's daily net assets up to $500 million and 0.90% of the Portfolio's daily net assets over $500 million. Previously the fee had been 1.00% of daily net assets up to $500 million and 0.95% of daily net assets over $500 million.

(2)  40% of the Investment Manager's compensation is paid to the Sub-Advisor.
(3) Effective November 1, 1998 the investment management fee was reduced from 1.00% of daily net assets to 0.95%.
(4) The S&P 500 Index Portfolio and the Competitive Edge "Best Ideas" Portfolio commenced operations on May 18, 1998. The Investment Manager had undertaken to assume all expenses of each of these Portfolios (except for any brokerage fees) and to waive the compensation provided for each of these Portfolios in its Management Agreement with the Fund until such time as the pertinent Portfolio attained $50 million of net assets or until April 30, 1999, whichever occurred first. The S&P 500 Index Portfolio attained $50 million of net assets on January 5, 1999. As of the date of this PROSPECTUS the Competitive Edge "Best Ideas" Portfolio had not attained $50 million of net assets. The contractual fee rate for the S&P 500 Index Portfolio is 0.40% of average daily net assets and for the Competitive Edge "Best Ideas"
     Portfolio is 0.65% of average daily net assets.
(5) The Investment Manager has permanently undertaken to cap total expenses of the S&P 500 Index Portfolio (other than brokerage fees) at 0.50% of average daily net assets.

                    The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios of the Fund. Except as otherwise noted, each of these individuals has been a primary portfolio manager of the designated Portfolio for over five years or since the inception of the Portfolio (if less than five years) and has been a portfolio manager with the Investment Manager or the Sub-Advisor for over five years.

                    SHORT-TERM BOND PORTFOLIO - Rochelle G. Siegel, Senior Vice President of the Investment Manager, is the primary portfolio manager of the Portfolio.

                    QUALITY INCOME PLUS PORTFOLIO - Paula LaCosta, Vice President of the Investment Manager, is the primary portfolio manager of the Portfolio.

                    HIGH YIELD PORTFOLIO - Peter M. Avelar, Senior Vice President of the Investment Manager, is the primary portfolio manager of the Portfolio.

                    UTILITIES PORTFOLIO - Edward F. Gaylor, Senior Vice President of the Investment Manager, is the primary portfolio manager of the Portfolio.

                    INCOME BUILDER PORTFOLIO - Paul D. Vance, Senior Vice President of the Investment Manager, has been a primary portfolio manager of the Portfolio since its inception. Mr. Avelar has been a primary portfolio manager of the Portfolio since January 1998.

                    DIVIDEND GROWTH PORTFOLIO - Mr. Vance is the primary portfolio manager of the Portfolio.

                    CAPITAL GROWTH PORTFOLIO - Peter Hermann, Vice President of the Investment Manager, has been the primary portfolio manager of the Portfolio since May 1996.

                    GLOBAL DIVIDEND GROWTH PORTFOLIO - Mr. Vance has been a primary portfolio manager of the Portfolio since its inception. Matthew T. Haynes, Vice President of the Investment Manager, has been a primary portfolio manager of the Portfolio since May 1997.

                    EUROPEAN GROWTH PORTFOLIO - Jeremy Lodwick, a principal of the Sub-Advisor, has been the primary portfolio manager of the Portfolio since December 1998. Prior to joining the Sub-Advisor, Mr. Lodwick was a portfolio manager with Morgan Grenfell Investment Services Limited for over five years, where he was the Portfolio's primary portfolio manager from April 1994 to April 1998.

                    PACIFIC GROWTH PORTFOLIO - Timothy Jensen, a Principal of the Sub-Advisor, and Ashutosh Sinha, Vice President of the Sub-Advisor, have been primary portfolio managers of the Portfolio since November 1998. John R. Alkire, a Managing Director of the Sub-Advisor and President of Morgan Stanley Investment Advisory, Japan, has been a primary portfolio manager of the Portfolio since May 1999. Prior to joining the Sub-Advisor in January 1998, Mr. Jensen was a Partner at Ardsley Partners (July 1994 - December
                    1997) and prior thereto was a Vice President of Bankers Trust (June 1993 - June 1994). Mr. Sinha was an analyst at SBI Funds Management Ltd. (1993 - 1995) prior to joining the Sub-Advisor in June 1995.

                    EQUITY PORTFOLIO - Michelle Kaufman, Vice President of the Investment Manager, has been a primary portfolio manager of the Portfolio since May 1996, and has been the sole primary portfolio manager of the Portfolio since December 1996.

                    S&P 500 INDEX PORTFOLIO - Guy G. Rutherfurd, Jr., Senior Vice President of the Investment Manager, and Kevin Jung, Vice President of the Investment Manager, have been the primary portfolio managers of the Portfolio since May 1999. Prior to that date, Mr. Jung had assisted the former primary portfolio manager of the Portfolio since October 1998. Mr. Rutherfurd has been a portfolio manager with the Investment Manager since February 1997, prior to which time he was Executive Vice President and Chief Investment Officer of Nomura Asset Management (U.S.A.) Inc. (May 1992-February
                    1997) . Mr. Jung has been a portfolio manager with the Investment Manager since September 1997, prior to which time he was a Vice President and portfolio manager with UBS Asset Management (NY) Inc. (April 1993 - August 1997).

                    COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO - Mark Bavoso, Senior Vice President of the Investment Manager, is the primary portfolio manager of the Portfolio.

                    AGGRESSIVE EQUITY PORTFOLIO - Anita H. Kolleeny, Senior Vice President of the Investment Manager, is the primary portfolio manager of the Portfolio and co-management is provided by Ms. Kaufman.

                    STRATEGIST PORTFOLIO - Mr. Bavoso has been the primary portfolio manager of the Portfolio since September 1995.

SHAREHOLDER INFORMATION

ICON                PRICING FUND SHARES
--------------------------------------------------------------------------------
                    The price of shares of each Portfolio called "net asset value," is based on the value of its portfolio securities.

                    The net asset value for each Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

                    The value of each Portfolio's securities (other than the Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager (or, if applicable, the Sub-Advisor) determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, if a Portfolio holds securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

                    An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

                    The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

ICON                DISTRIBUTIONS
--------------------------------------------------------------------------------
                    Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                    Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:

                                                                                    NET REALIZED
                                                                                    CAPITAL GAINS
                                          DIVIDENDS                                 DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET PORTFOLIO                   Declared and paid on each day the New     Declared and paid at least once per
                                          York Stock Exchange is open to            calendar year, net short-term gains may
                                          shareholders as of the close of business  be paid more frequently the preceding business day
----------------------------------------------------------------------------------------------------------------------------
 SHORT-TERM BOND, QUALITY INCOME PLUS     Declared and paid monthly                 Declared and paid at least once per year
 AND HIGH YIELD PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------
 UTILITIES, INCOME BUILDER, DIVIDEND      Declared and paid quarterly               Declared and paid at least once per
 GROWTH, GLOBAL DIVIDEND GROWTH, EQUITY                                             calendar year
 AND STRATEGIST PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------
 CAPITAL GROWTH, EUROPEAN GROWTH,         Declared and paid at least once per       Declared and paid at least once per
 PACIFIC GROWTH, S&P 500 INDEX,           calendar year                             calendar year
 COMPETITIVE EDGE "BEST IDEAS" AND
 AGGRESSIVE EQUITY PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------

ICON                TAX CONSEQUENCES
--------------------------------------------------------------------------------
                    For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

FINANCIAL HIGHLIGHTS

        The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 fiscal years of the Fund. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).


        This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



        Further information about the performance of the Portfolios of the Fund is contained in the annual report. See the discussion under the caption "Charges and Other Deductions" in the accompanying



                            NET ASSET                  NET REALIZED                                                   TOTAL
                              VALUE          NET           AND         TOTAL FROM                   DISTRIBUTIONS   DIVIDENDS
                            BEGINNING    INVESTMENT     UNREALIZED     INVESTMENT    DIVIDENDS TO        TO            AND
 YEAR ENDED DECEMBER 31     OF PERIOD      INCOME      GAIN (LOSS)     OPERATIONS    SHAREHOLDERS   SHAREHOLDERS   DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------------

 MONEY MARKET
-------------------------------------------------------------------------------------------------------------------------------
 1994                         $  1.00       $ 0.037             --        $ 0.037        $(0.037)            --        $(0.037)
-------------------------------------------------------------------------------------------------------------------------------
 1995                            1.00         0.055             --          0.055         (0.055)            --         (0.055)
-------------------------------------------------------------------------------------------------------------------------------
 1996                            1.00         0.050             --          0.050         (0.050)            --         (0.050)
-------------------------------------------------------------------------------------------------------------------------------
 1997                            1.00         0.051             --          0.051         (0.051)            --         (0.051)
-------------------------------------------------------------------------------------------------------------------------------
 1998                            1.00         0.051             --          0.051         (0.051)            --         (0.051)
-------------------------------------------------------------------------------------------------------------------------------

 QUALITY INCOME PLUS
-------------------------------------------------------------------------------------------------------------------------------
 1994                           11.03          0.69        $ (1.40)         (0.71)         (0.69)       $ (0.18)         (0.87)
-------------------------------------------------------------------------------------------------------------------------------
 1995                            9.45          0.72           1.50           2.22          (0.71)            --          (0.71)
-------------------------------------------------------------------------------------------------------------------------------
 1996                           10.96          0.71          (0.58)          0.13          (0.72)            --          (0.72)
-------------------------------------------------------------------------------------------------------------------------------
 1997                           10.37          0.70           0.40           1.10          (0.70)            --          (0.70)
-------------------------------------------------------------------------------------------------------------------------------
 1998                           10.77          0.68           0.23           0.91          (0.68)            --          (0.68)
-------------------------------------------------------------------------------------------------------------------------------

 HIGH YIELD
-------------------------------------------------------------------------------------------------------------------------------
 1994                            7.11          0.79          (0.95)         (0.16)         (0.79)            --          (0.79)
-------------------------------------------------------------------------------------------------------------------------------
 1995                            6.16          0.80           0.08           0.88          (0.78)            --          (0.78)
-------------------------------------------------------------------------------------------------------------------------------
 1996                            6.26          0.77          (0.06)          0.71          (0.79)            --          (0.79)
-------------------------------------------------------------------------------------------------------------------------------
 1997                            6.18          0.75          (0.06)          0.69          (0.75)            --          (0.75)
-------------------------------------------------------------------------------------------------------------------------------
 1998                            6.12          0.71          (1.05)         (0.34)         (0.71)            --          (0.71)
-------------------------------------------------------------------------------------------------------------------------------

 UTILITIES
-------------------------------------------------------------------------------------------------------------------------------
 1994                           13.74          0.53          (1.75)         (1.22)         (0.52)         (0.08)         (0.60)
-------------------------------------------------------------------------------------------------------------------------------
 1995                           11.92          0.53           2.81           3.34          (0.58)            --          (0.58)
-------------------------------------------------------------------------------------------------------------------------------
 1996                           14.68          0.55           0.70           1.25          (0.55)         (0.04)         (0.59)
-------------------------------------------------------------------------------------------------------------------------------
 1997                           15.34          0.57           3.46           4.03          (0.57)         (0.21)         (0.78)
-------------------------------------------------------------------------------------------------------------------------------
 1998                           18.59          0.57           3.68           4.25          (0.57)         (1.02)         (1.59)
-------------------------------------------------------------------------------------------------------------------------------

 INCOME BUILDER
-------------------------------------------------------------------------------------------------------------------------------
 1997(a)                        10.00          0.44           1.76           2.20          (0.44)            --          (0.44)
-------------------------------------------------------------------------------------------------------------------------------
 1998                           11.76          0.56          (0.19)          0.37          (0.56)         (0.11)         (0.67)
-------------------------------------------------------------------------------------------------------------------------------

 DIVIDEND GROWTH
-------------------------------------------------------------------------------------------------------------------------------
 1994                           12.78          0.38          (0.80)         (0.42)         (0.37)            --          (0.37)
-------------------------------------------------------------------------------------------------------------------------------
 1995                           11.99          0.38           3.89           4.27          (0.41)         (0.26)         (0.67)
-------------------------------------------------------------------------------------------------------------------------------
 1996                           15.59          0.41           3.22           3.63          (0.41)         (0.41)         (0.82)
-------------------------------------------------------------------------------------------------------------------------------
 1997                           18.40          0.41           4.20           4.61          (0.41)         (1.00)         (1.41)
-------------------------------------------------------------------------------------------------------------------------------
 1998                           21.60          0.41           2.58           2.99          (0.41)         (2.05)         (2.46)
-------------------------------------------------------------------------------------------------------------------------------

        prospectus for either the Variable Annuity Contracts or the Variable Life Contracts issued by the applicable insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown. The S&P 500 Index Portfolio and the Competitive Edge "Best Ideas" Portfolio commenced operations on May 18, 1998. The Short-Term Bond Portfolio and the Aggressive Equity Portfolio have not as of the date of this PROSPECTUS commenced operation.


                                                                             RATIOS TO AVERAGE NET
                                                                                    ASSETS
                                                                           -------------------------
                           NET ASSET                   NET ASSETS AT                           NET             PORTFOLIO
                           VALUE END      TOTAL        END OF PERIOD                         INVESTMENT        TURNOVER
                           OF PERIOD     RETURN+          (000'S)          EXPENSES          INCOME             RATE
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 1994                         $ 1.00         3.81%        $   268,624        0.55%             3.93%              N/A
----------------------------------------------------------------------------------------------------------------------
 1995                           1.00         5.66             249,787        0.53              5.52               N/A
----------------------------------------------------------------------------------------------------------------------
 1996                           1.00         5.11             340,238        0.52              4.97               N/A
----------------------------------------------------------------------------------------------------------------------
 1997                           1.00         5.23             335,578        0.52              5.10               N/A
----------------------------------------------------------------------------------------------------------------------
 1998                           1.00         5.18             442,034        0.52              5.04               N/A
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 1994                           9.45        (6.63)            414,905        0.54              6.88               254%
----------------------------------------------------------------------------------------------------------------------
 1995                          10.96        24.30             520,579        0.54              7.07               162
----------------------------------------------------------------------------------------------------------------------
 1996                          10.37         1.56             474,660        0.53              6.84               182
----------------------------------------------------------------------------------------------------------------------
 1997                          10.77        11.09             474,990        0.53              6.71               171
----------------------------------------------------------------------------------------------------------------------
 1998                          11.00         8.67             547,583        0.52              6.23               152
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 1994                           6.16        (2.47)            111,934        0.59             11.71               105
----------------------------------------------------------------------------------------------------------------------
 1995                           6.26        14.93             154,310        0.54             12.67                58
----------------------------------------------------------------------------------------------------------------------
 1996                           6.18        11.98             259,549        0.51             12.59                57
----------------------------------------------------------------------------------------------------------------------
 1997                           6.12        11.87             368,061        0.53             12.44                95
----------------------------------------------------------------------------------------------------------------------
 1998                           5.07        (6.20)            364,079        0.53             12.27                93
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 1994                          11.92        (9.02)            382,412        0.68              4.21                15
----------------------------------------------------------------------------------------------------------------------
 1995                          14.68        28.65             479,070        0.68              4.00                13
----------------------------------------------------------------------------------------------------------------------
 1996                          15.34         8.68             440,662        0.67              3.61                 9
----------------------------------------------------------------------------------------------------------------------
 1997                          18.59        27.15             458,134        0.67              3.48                13
----------------------------------------------------------------------------------------------------------------------
 1998                          21.25        23.76             560,803        0.67              2.89                 7
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 1997(a)                       11.76        22.38(1)           55,423        0.15(2)(4)        5.73(2)(4)          41(1)
----------------------------------------------------------------------------------------------------------------------
 1998                          11.46         3.21              87,769        0.81              5.09                54
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 1994                          11.99        (3.27)            572,952        0.64              3.13                20
----------------------------------------------------------------------------------------------------------------------
 1995                          15.59        36.38             865,417        0.61              2.75                24
----------------------------------------------------------------------------------------------------------------------
 1996                          18.40        23.96           1,288,404        0.57              2.46                23
----------------------------------------------------------------------------------------------------------------------
 1997                          21.60        25.61           1,905,906        0.54              2.06                28
----------------------------------------------------------------------------------------------------------------------
 1998                          22.13        14.28           2,249,927        0.53              1.85                45
----------------------------------------------------------------------------------------------------------------------

                                                           NET
                            NET ASSET        NET        REALIZED                                                  TOTAL
                              VALUE      INVESTMENT        AND       TOTAL FROM     DIVIDENDS    DISTRIBUTIONS  DIVIDENDS
                            BEGINNING      INCOME      UNREALIZED    INVESTMENT        TO            TO            AND
 YEAR ENDED DECEMBER 31     OF PERIOD      (LOSS)      GAIN (LOSS)   OPERATIONS    SHAREHOLDERS  SHAREHOLDERS  DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------

 CAPITAL GROWTH
--------------------------------------------------------------------------------------------------------------------------
 1994                         $ 11.81       $  0.10       $ (0.26)      $ (0.16)      $ (0.10)      $ (0.03)      $ (0.13)
--------------------------------------------------------------------------------------------------------------------------
 1995                           11.52          0.10          3.68          3.78         (0.08)           --         (0.08)
--------------------------------------------------------------------------------------------------------------------------
 1996                           15.22          0.08          1.65          1.73         (0.03)        (0.27)        (0.30)
--------------------------------------------------------------------------------------------------------------------------
 1997                           16.65          0.01          3.90          3.91         (0.08)        (2.19)        (2.27)
--------------------------------------------------------------------------------------------------------------------------
 1998                           18.29         (0.05)         3.59          3.54            --         (1.47)        (1.47)
--------------------------------------------------------------------------------------------------------------------------

 GLOBAL DIVIDEND GROWTH
--------------------------------------------------------------------------------------------------------------------------
 1994(b)                        10.00          0.23         (0.20)         0.03         (0.21)           --         (0.21)
--------------------------------------------------------------------------------------------------------------------------
 1995                            9.82          0.24          1.90          2.14         (0.26)        (0.01)        (0.27)
--------------------------------------------------------------------------------------------------------------------------
 1996                           11.69          0.24          1.75          1.99         (0.24)        (0.31)        (0.55)
--------------------------------------------------------------------------------------------------------------------------
 1997                           13.13          0.22          1.37          1.59         (0.23)        (0.60)        (0.83)
--------------------------------------------------------------------------------------------------------------------------
 1998                           13.89          0.24          1.45          1.69         (0.24)        (1.52)        (1.76)
--------------------------------------------------------------------------------------------------------------------------

 EUROPEAN GROWTH
--------------------------------------------------------------------------------------------------------------------------
 1994                           14.03          0.17          0.96          1.13         (0.16)        (0.44)        (0.60)
--------------------------------------------------------------------------------------------------------------------------
 1995                           14.56          0.20          3.50          3.70         (0.19)*       (0.54)        (0.73)
--------------------------------------------------------------------------------------------------------------------------
 1996                           17.53          0.17          4.91          5.08         (0.04)        (1.01)        (1.05)
--------------------------------------------------------------------------------------------------------------------------
 1997                           21.56          0.21          3.19          3.40         (0.24)        (1.18)        (1.42)
--------------------------------------------------------------------------------------------------------------------------
 1998                           23.54          0.15          5.53          5.68         (0.31)        (1.73)        (2.04)
--------------------------------------------------------------------------------------------------------------------------

 PACIFIC GROWTH
--------------------------------------------------------------------------------------------------------------------------
 1994(b)                        10.00          0.07         (0.74)        (0.67)           --         (0.07)        (0.07)
--------------------------------------------------------------------------------------------------------------------------
 1995                            9.26          0.12          0.41          0.53         (0.09)           --         (0.09)
--------------------------------------------------------------------------------------------------------------------------
 1996                            9.70          0.05          0.32          0.37         (0.11)           --         (0.11)
--------------------------------------------------------------------------------------------------------------------------
 1997                            9.96          0.12         (3.82)        (3.70)        (0.14)           --         (0.14)
--------------------------------------------------------------------------------------------------------------------------
 1998                            6.12          0.06         (0.75)        (0.69)        (0.28)           --         (0.28)
--------------------------------------------------------------------------------------------------------------------------

 CAPITAL APPRECIATION
--------------------------------------------------------------------------------------------------------------------------
 1997(a)                        10.00          0.07          1.25          1.32            --            --            --
--------------------------------------------------------------------------------------------------------------------------
 1998                           11.32          0.12         (1.01)        (0.89)        (0.07)           --         (0.07)
--------------------------------------------------------------------------------------------------------------------------

 EQUITY
--------------------------------------------------------------------------------------------------------------------------
 1994                           22.15          0.23         (1.31)        (1.08)        (0.22)        (1.60)        (1.82)
--------------------------------------------------------------------------------------------------------------------------
 1995                           19.25          0.22          7.92          8.14         (0.25)           --         (0.25)
--------------------------------------------------------------------------------------------------------------------------
 1996                           27.14          0.16          2.70          2.86         (0.16)        (3.45)        (3.61)
--------------------------------------------------------------------------------------------------------------------------
 1997                           26.39          0.18          9.27          9.45         (0.18)        (2.08)        (2.26)
--------------------------------------------------------------------------------------------------------------------------
 1998                           33.58          0.25          9.47          9.72         (0.25)        (4.47)        (4.72)
--------------------------------------------------------------------------------------------------------------------------

                                                                               RATIOS TO AVERAGE NET
                                                                                       ASSETS
                                                                              ------------------------
                                                         NET ASSETS                              NET
                           NET ASSET                      AT END OF                            INVESTMENT      PORTFOLIO
                           VALUE END      TOTAL            PERIOD                              INCOME          TURNOVER
                           OF PERIOD     RETURN+           (000'S)            EXPENSES         (LOSS)           RATE
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 1994                         $11.52        (1.28)%      $    45,715            0.77%            0.90%             37%
----------------------------------------------------------------------------------------------------------------------
 1995                          15.22        32.92             66,995            0.74             0.70              34
----------------------------------------------------------------------------------------------------------------------
 1996                          16.65        11.55             86,862            0.73             0.52              98
----------------------------------------------------------------------------------------------------------------------
 1997                          18.29        24.54            127,100            0.71             0.01             139
----------------------------------------------------------------------------------------------------------------------
 1998                          20.36        19.63            138,603            0.70            (0.26)            248
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 1994(b)                        9.82         0.27(1)         138,486            0.87(2)(3)       2.62(2)           20(1)
----------------------------------------------------------------------------------------------------------------------
 1995                          11.69        22.14            205,739            0.88             2.23              55
----------------------------------------------------------------------------------------------------------------------
 1996                          13.13        17.49            334,821            0.85             1.94              39
----------------------------------------------------------------------------------------------------------------------
 1997                          13.89        12.04            481,613            0.84             1.61              48
----------------------------------------------------------------------------------------------------------------------
 1998                          13.82        12.53            484,228            0.84             1.68              52
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 1994                          14.56         8.36            152,021            1.16             1.49              58
----------------------------------------------------------------------------------------------------------------------
 1995                          17.53        25.89            188,119            1.17             1.25              69
----------------------------------------------------------------------------------------------------------------------
 1996                          21.56        29.99            302,422            1.11             0.97              43
----------------------------------------------------------------------------------------------------------------------
 1997                          23.54        16.07            391,441            1.12             1.04              45
----------------------------------------------------------------------------------------------------------------------
 1998                          27.18        23.96            510,638            1.11             0.65              56
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 1994(b)                        9.26        (6.73)(1)         75,425            1.00(2)(3)       0.56(2)           22(1)
----------------------------------------------------------------------------------------------------------------------
 1995                           9.70         5.74             98,330            1.44             1.23              53
----------------------------------------------------------------------------------------------------------------------
 1996                           9.96         3.89            144,536            1.37             1.01              50
----------------------------------------------------------------------------------------------------------------------
 1997                           6.12       (37.70)            68,904            1.44             1.09              58
----------------------------------------------------------------------------------------------------------------------
 1998                           5.15       (10.40)            52,842            1.51             0.91             112
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 1997(a)                       11.32        13.20(1)          32,306              --(4)          1.30(2)(4)        25(1)
----------------------------------------------------------------------------------------------------------------------
 1998                          10.36        (7.96)            32,605              --(5)          1.16(5)          340
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 1994                          19.25        (4.91)           225,289            0.57             1.19             299
----------------------------------------------------------------------------------------------------------------------
 1995                          27.14        42.53            359,779            0.54             0.97             269
----------------------------------------------------------------------------------------------------------------------
 1996                          26.39        12.36            521,908            0.54             0.58             279
----------------------------------------------------------------------------------------------------------------------
 1997                          33.58        37.43            823,090            0.52             0.61             145
----------------------------------------------------------------------------------------------------------------------
 1998                          38.58        30.45          1,138,413            0.52             0.73             257
----------------------------------------------------------------------------------------------------------------------

                                                             NET
                                                           REALIZED
                                NET ASSET                    AND                                                TOTAL
                                  VALUE         NET       UNREALIZED   TOTAL FROM   DIVIDENDS    DISTRIBUTIONS DIVIDENDS
                                BEGINNING    INVESTMENT      GAIN      INVESTMENT       TO           TO          AND
 YEAR ENDED DECEMBER 31         OF PERIOD      INCOME       (LOSS)     OPERATIONS   SHAREHOLDERS SHAREHOLDERS DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------

 S&P 500 INDEX
------------------------------------------------------------------------------------------------------------------------
 1998(c)                           $10.00       $ 0.06       $ 1.16       $ 1.22           --           --           --
------------------------------------------------------------------------------------------------------------------------

 COMPETITIVE EDGE "BEST IDEAS"
------------------------------------------------------------------------------------------------------------------------
 1998(c)                            10.00         0.07        (0.25)       (0.18)          --           --           --
------------------------------------------------------------------------------------------------------------------------

 STRATEGIST
------------------------------------------------------------------------------------------------------------------------
 1994                               12.68         0.48         0.01         0.49       $(0.46)      $(0.26)      $(0.72)
------------------------------------------------------------------------------------------------------------------------
 1995                               12.45         0.62         0.49         1.11        (0.67)       (0.44)       (1.11)
------------------------------------------------------------------------------------------------------------------------
 1996                               12.45         0.43         1.39         1.82        (0.43)       (0.12)       (0.55)
------------------------------------------------------------------------------------------------------------------------
 1997                               13.72         0.45         1.40         1.85        (0.45)       (0.32)       (0.77)
------------------------------------------------------------------------------------------------------------------------
 1998                               14.80         0.36         3.40         3.76        (0.36)       (1.56)       (1.92)
------------------------------------------------------------------------------------------------------------------------


Commencement of operations:
(a)  January 21, 1997.
(b)  February 23, 1994.
(c)  May 18, 1998.
+ Calculated based on the net asset value as of the last business day of the period.
*    Includes dividends in excess of net investment income of $0.02.
(1)  Not annualized.
(2)  Annualized.
(3) If the Investment Manager had not assumed all expenses and waived its management fee for the period February 23, 1994 through May 12, 1994 for Global Dividend Growth and February 23, 1994 through August 2, 1994 for Pacific Growth, the ratio of expenses to average net assets would have been 0.97% for Global Dividend Growth and 1.40% for Pacific Growth.
(4) If the Investment Manager had not assumed all expenses and waived its management fee for the period January 21, 1997 through December 3, 1997 for Income Builder and January 21, 1997 through December 31, 1997 for Capital Appreciation, the ratios of expenses and net investment income to average net assets would have been 0.99% and 4.89%, respectively, for Income Builder and 0.97% and 0.33%, respectively, for Capital Appreciation.
(5) If the Investment Manager had not assumed all expenses and waived its management fee for the period May 18, 1998 through December 31, 1998 for Competitive Edge "Best Ideas" and S&P 500 Index, respectively, and for the period January 1, 1998 through December 31, 1998 for Capital Appreciation, the ratios of expenses and net investment income to average net assets would have been 0.92% and 0.83%, respectively, for Competitive Edge "Best Ideas", 0.59% and 1.26%, respectively, for S&P 500 Index and 0.86% and 0.30%, respectively, for Capital Appreciation.

                                                                                   RATIOS TO AVERAGE NET ASSETS
                                                                                   ----------------------------
                                NET ASSET                    NET ASSETS AT                              NET            PORTFOLIO
                                VALUE END      TOTAL         END OF PERIOD                           INVESTMENT         TURNOVER
                                OF PERIOD     RETURN+           (000'S)             EXPENSES           INCOME             RATE
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 1998(c)                           $11.22        12.20%(1)      $    48,732               --(5)           1.85%(2)(5)          2%(1)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 1998(c)                             9.82        (1.90)(1)           36,539               --(5)           1.74(2)(5)          31(1)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 1994                               12.45         3.94              392,760             0.54%             3.93               125
---------------------------------------------------------------------------------------------------------------------------------
 1995                               12.45         9.48              388,579             0.52              5.03               329
---------------------------------------------------------------------------------------------------------------------------------
 1996                               13.72        15.02              423,768             0.52              3.30               153
---------------------------------------------------------------------------------------------------------------------------------
 1997                               14.80        13.71              497,028             0.52              3.09               159
---------------------------------------------------------------------------------------------------------------------------------
 1998                               16.64        26.55              633,934             0.52              2.32                84
---------------------------------------------------------------------------------------------------------------------------------

NOTES

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60

NOTES

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                                                                              61

MORGAN STANLEY DEAN WITTER
VARIABLE INVESTMENT SERIES

                    Additional information about the Fund's investments is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                           (800) 869-NEWS

                    You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor.

                    Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (800) SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

              (INVESTMENT COMPANY ACT FILE NO. 811-3692)

                                                      MORGAN STANLEY DEAN WITTER
                                                                        VARIABLE
STATEMENT OF ADDITIONAL INFORMATION                                   INVESTMENT
MAY 1, 1999                                                               SERIES

----------------------------------------------------------------------------

    -THE MONEY MARKET PORTFOLIO

    -THE SHORT-TERM BOND PORTFOLIO

    -THE QUALITY INCOME PLUS PORTFOLIO

    -THE HIGH YIELD PORTFOLIO

    -THE UTILITIES PORTFOLIO

    -THE INCOME BUILDER PORTFOLIO

    -THE DIVIDEND GROWTH PORTFOLIO

    -THE CAPITAL GROWTH PORTFOLIO

    -THE GLOBAL DIVIDEND GROWTH PORTFOLIO

    -THE EUROPEAN GROWTH PORTFOLIO

    -THE PACIFIC GROWTH PORTFOLIO

    -THE EQUITY PORTFOLIO

    -THE S&P 500 INDEX PORTFOLIO

    -THE COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO

    -THE AGGRESSIVE EQUITY PORTFOLIO

    -THE STRATEGIST PORTFOLIO

    This STATEMENT OF ADDITIONAL INFORMATION is not a PROSPECTUS. The PROSPECTUS (dated May 1, 1999) for the Morgan Stanley Dean Witter Variable Investment Series (the "Fund") provides the basic information you should know before allocating your investment under your variable annuity contract or your variable life contract. The Prospectus may be obtained without charge from the Fund at its address or telephone number listed below or from the Fund's Distributor, Morgan Stanley Dean Witter Distributors Inc., or from Dean Witter Reynolds at any of its branch offices.

Morgan Stanley Dean Witter
Variable Investment Series
Two World Trade Center
New York, New York 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.     Fund History........................................................    4
II.    Description of the Fund and Its Investments and Risks...............    4
       A.   Classification.................................................    4
       B.   Eligible Purchasers............................................    4
       C.   Investment Strategies and Risks................................    4
       D.   Fund Policies/Investment Restrictions..........................   17
       E.   Portfolio Turnover.............................................   20
III.   Management of the Fund..............................................   20
       A.   Board of Trustees..............................................   20
       B.   Management Information.........................................   20
       C.   Compensation...................................................   26
IV.    Control Persons and Principal Holders of Securities.................   27
V.     Investment Management and Other Services............................   27
       A.   Investment Manager and Sub-Advisor.............................   27
       B.   Principal Underwriter..........................................   30
       C.   Services Provided by the Investment Manager and Fund Expenses
            Paid by Third Parties..........................................   30
       D.   Other Service Providers........................................   31
VI.    Brokerage Allocation and Other Practices............................   32
       A.   Brokerage Transactions.........................................   32
       B.   Commissions....................................................   32
       C.   Brokerage Selection............................................   34
       D.   Directed Brokerage.............................................   35
       E.   Regular Broker-Dealers.........................................   36
VII.   Capital Stock and Other Securities..................................   37
VIII.  Purchase, Redemption and Pricing of Shares..........................   38
       A.   Purchase of Shares.............................................   38
       B.   Offering Price.................................................   38
IX.    Taxation of the Fund and Shareholders...............................   41
X.     Underwriters........................................................   41
XI.    Calculation of Performance Data.....................................   41
XII.   Financial Statements................................................   44
       Appendix--Ratings of Corporate Debt Instruments Investments.........  141

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CONTRACT"--Variable annuity contract and/or variable life insurance contract issued by Northbrook Life Insurance Company, Allstate Life Insurance Company of New York, Glenbrook Life and Annuity Company and Paragon Life Insurance Company.

"CONTRACT OWNERS"--Owners of a Contract.

"CUSTODIAN"--The Bank of New York for each Portfolio other than the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO. The Chase Manhattan Bank for the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO.

"DEAN WITTER REYNOLDS"--Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.

"DISTRIBUTOR"--Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.

"FUND"--Morgan Stanley Dean Witter Variable Investment Series, a registered open-end series investment company currently consisting of sixteen Portfolios.

"INVESTMENT MANAGER"--Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.

"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

"MORGAN STANLEY DEAN WITTER FUNDS"--Registered investment companies (i) for which the Investment Manager serves as the investment advisor; and (ii) that hold themselves out to investors as related companies for investment and investor services.

"MSDW"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

"MSDW SERVICES COMPANY"--Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

"PORTFOLIO(S)"--The separate investment portfolio(s) of the Fund.

"SUB-ADVISOR"--Morgan Stanley Dean Witter Investment Management Inc., a subsidiary of MSDW (only applicable to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO).

"TRANSFER AGENT"--Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

"TRUSTEES"--The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

    The Fund was organized under the laws of the Commonwealth of Massachusetts on February 25, 1983 under the name Dean Witter Variable Annuity Investment Series and is a trust of the type commonly referred to as a Massachusetts Business Trust. Effective February 23, 1988, the Fund's name was changed to Dean Witter Variable Investment Series. On September 1, 1995, the name of the MANAGED ASSETS PORTFOLIO was changed to the STRATEGIST PORTFOLIO. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Variable Investment Series.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company.

B. ELIGIBLE PURCHASERS

    As discussed in the Prospectus, shares of the Fund are sold only to particular insurance companies in connection with variable annuity and/or variable life insurance contracts they issue. It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying funds. Although neither the various insurance companies nor the Fund currently foresee any such disadvantage, the Trustees intend to monitor events in order to identify any material irreconcilable conflict between the interest of variable annuity contract owners and variable life insurance contract owners and to determine what action, if any, should be taken in response thereto.

C. INVESTMENT STRATEGIES AND RISKS

    The following discussion of each Portfolio's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

    CONVERTIBLE SECURITIES. Each Portfolio, other than the MONEY MARKET PORTFOLIO, the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, may acquire through purchase fixed-income securities which are convertible into common stock ("CONVERTIBLE SECURITIES"). In addition, each Portfolio, other than the MONEY MARKET PORTFOLIO, may acquire convertible securities through a distribution by a security held in its portfolio. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege) and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and to decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by a Portfolio at varying price levels above their investment values and/ or their conversion values in keeping with the Portfolio's objective.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The SHORT-TERM BOND PORTFOLIO, the HIGH YIELD PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may enter into forward foreign currency exchange contracts ("FORWARD CONTRACTS"): to facilitate settlement in an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. In addition, the SHORT-TERM BOND PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates. Each Portfolio may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    The Portfolios may use a forward contract to "lock in" the price of a security in U.S. dollars or some other foreign currency which a Portfolio is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    The SHORT-TERM BOND PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Portfolios may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

    A Portfolio will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities.

    Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

    A Portfolio may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

    Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.

    OPTION AND FUTURES TRANSACTIONS. Each of the following Portfolios may engage in transactions in listed and OTC options: the SHORT-TERM BOND PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES

PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Portfolio the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Portfolio the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

    COVERED CALL WRITING. Each of the above-named Portfolios is permitted to write covered call options on portfolio securities without limit. Each of the SHORT-TERM BOND PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO may also write covered call options on the U.S. dollar and foreign currencies in which its portfolio securities are denominated, without limit.

    The Portfolio will receive from the purchaser, in return for a call it has written, a "premium," I.E., the price of the option. Receipt of these premiums may better enable the Portfolio to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Portfolio if the securities (or currencies) underlying the option decline in value.

    The Portfolio may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction.

    Options written by the Portfolio normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

    COVERED PUT WRITING. Each of the Portfolios that may engage in covered call writing may engage in covered put writing. As a writer of a covered put option, the Portfolio incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Portfolio would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). At any time during the option period, the Portfolio may be required to make payment of the exercise price against delivery of the underlying security (or currency). The aggregate value of the obligations underlying puts may not exceed 50% of the Portfolio's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    PURCHASING CALL AND PUT OPTIONS. Each of the SHORT-TERM BOND PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets and, in the case of each of the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO and the STRATEGIST PORTFOLIO, up to 10% of its total assets. Each of the last three listed Portfolios may purchase stock index options in amounts not exceeding 5% of its total assets. The purchase of a call option would enable a Portfolio, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable a Portfolio, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

    OPTIONS ON FOREIGN CURRENCIES. The SHORT-TERM BOND PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, and the AGGRESSIVE EQUITY PORTFOLIO may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

    OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. The Portfolios may engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager or, if applicable, the Sub-Advisor, to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Portfolio may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    A Portfolio's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

    In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Portfolios may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The markets in foreign currency options are relatively new and a Portfolio's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    STOCK INDEX OPTIONS. Each of the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may invest in options on stock indexes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, a Portfolio could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

    When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

    FUTURES CONTRACTS. Each of the SHORT-TERM BOND PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may purchase and sell interest rate and index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO, on any foreign government fixed-income security and on various currencies, and with respect to each of the ten listed Portfolios that may engage in futures transactions, on such indexes of U.S. (and, if applicable, foreign securities) as may exist or come into existence.

    A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.

    MARGIN. If a Portfolio enters into a futures contract, it is initially required to deposit an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Portfolio may be required to make subsequent deposits of cash or U.S. Government securities, called "variation margin," which are reflective of price fluctuations in the futures contract.


    OPTIONS ON FUTURES CONTRACTS. Each of the SHORT-TERM BOND PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. A Portfolio may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Portfolio's total assets, after taking into account unrealized gains and unrealized losses on such contracts into which it has entered; provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a hedge position.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager (and/or if applicable, the Sub-Advisor) may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Portfolio from closing out a contract which may result in reduced gain or increased loss to the Portfolio. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Portfolio's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Portfolio's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

ADDITIONAL INFORMATION CONCERNING THE QUALITY INCOME PLUS AND SHORT-TERM BOND PORTFOLIOS

    COLLATERALIZED MORTGAGE OBLIGATIONS. The Portfolio(s) may invest in CMOs - collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio(s) may invest in any class of CMO.

    Certain mortgage-backed securities in which the Portfolio(s) may invest (E.G.,certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

    In addition, the SHORT-TERM BOND PORTFOLIO may invest up to 15% of its net assets in stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO Class"), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases.

    The SHORT-TERM BOND PORTFOLIO may invest up to 10% of its assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

    ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Portfolio(s) may invest in any type of asset-backed security.

    Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.


    ADDITIONAL INFORMATION CONCERNING THE SHORT-TERM BOND PORTFOLIO. The SHORT-TERM BOND PORTFOLIO'S investments in preferred stocks are limited to those rated in one of the four highest categories by a nationally recognized statistical rating organization ("NRSRO") including Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff and Phelps, Inc. and Fitch IBCA, Inc. Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.


    ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX PORTFOLIO. The S&P 500 INDEX PORTFOLIO is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the S&P 500 INDEX PORTFOLIO is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Portfolio. S&P has no obligation to take the needs of the Portfolio or the owners of shares of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of shares of the Portfolio. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

    S&P does not guarantee the accuracy or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the S&P 500 INDEX PORTFOLIO, owners of shares of the Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

    COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO: "BEST IDEAS" LIST. As of February 4, 1999, the companies in the "Best Ideas" subgroup of "Global Investing: The Competitive Edge" were as follows: AES Corp., American Express, American Home Products, AXA-UAP, Bank of New York, BMW, BTR

Siebe, Chubb, Cisco Systems, Clear Channel Comm., Coca-Cola Enterprises, Danone, Diageo, DuPont, Eli Lilly, EMC Corp., Emerson Electric, Federal Express, General Electric, Halliburton, Heineken, Holderbank, HSBC Holdings, Intel, Lucent, MCI Worldcom, Medtronic, Microsoft, News Corp., Quintiles Transnational, Schlumberger, Skandia International, Sony, Southern Company, Time Warner, Total, UPM-Kymmene, Wal-Mart, Walt Disney and Wolters Kluwer.

    MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Portfolios may otherwise invest, the Portfolios may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities, obligations of savings institutions and repurchase agreements. (This section does not apply to the MONEY MARKET PORTFOLIO whose money market instruments are described in the Prospectus.) Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan association, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of a Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the two highest grades by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

    REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by a Portfolio in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolio. These agreements, which may be viewed as a type of secured lending by the Portfolio, typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Portfolio will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolio follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the case of the MONEY MARKET PORTFOLIO, such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934) that at the time the repurchase agreement is entered into are rated in the highest rating category by the "Requisite NRSROs" (as defined in Rule 2a-7 under the Investment Company Act of 1940). Additionally, in the case of the MONEY MARKET PORTFOLIO, the collateral must qualify the repurchase agreement for preferential treatment under the Federal Deposit Insurance Act of the Federal Bankruptcy Code. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. It is the current policy of each Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amounts to more than 10% of its net assets in the case of each of the MONEY MARKET PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO and 15% of its net assets in the case of each of the other Portfolios.

    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each of the SHORT-TERM BOND PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO and may use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. The SHORT-TERM BOND PORTFOLIO may also use dollar rolls as part of its investment strategy.

    Reverse repurchase agreements involve sales by the Portfolio of assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

    Dollar rolls involve the Portfolio selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio will forgo principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

    Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Portfolio. With respect to each of the QUALITY INCOME PLUS PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, reverse repurchase agreements may not exceed 10% of the Portfolio's total assets.

    INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Each of the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for a Portfolio to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, a Portfolio would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own investment management fees and other expenses, as a result of which the Portfolio and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

    LENDING PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Portfolio, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Portfolio continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Portfolio will not lend securities with a value exceeding 10% of the Portfolio's total assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Portfolio's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Portfolio. Any gain or loss in the market price during the loan period would inure to the Portfolio.

    When voting or consent rights which accompany loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Portfolio's investment in the loaned securities. The Portfolio will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, each Portfolio other than the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Portfolio will also establish a segregated account on its books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

    WHEN, AS AND IF ISSUED SECURITIES. Each Portfolio other than the MONEY MARKET PORTFOLIO, the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in a Portfolio until the Portfolio determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on the Portfolio's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

    The value of a Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Portfolio assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A Portfolio may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

    PRIVATE PLACEMENTS. As a fundamental policy, which may only be changed by the shareholders of the affected Portfolios, each of the QUALITY INCOME PLUS PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "SECURITIES ACT"), or which are otherwise not readily marketable.

    As a non-fundamental policy, which may be changed by the Trustees, each of the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the INCOME BUILDER PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO may invest up to 10% of its total assets in such restricted securities; each of the HIGH YIELD PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may invest up to 15% of its total assets in such restricted securities; and each of the SHORT-TERM BOND PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO may invest up to 15% of its net assets in such restricted securities. (With respect to these ten Portfolios, securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent a Portfolio from disposing of them promptly at reasonable prices. A Portfolio may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

    Rule 144A permits the above-listed Portfolios to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by a Portfolio. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which under current policy may not exceed, as to each of the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO, 10% of the Portfolio's total assets and as to each of the other Portfolios listed above, 15% of the Portfolio's net assets, as more fully described under "Fund Policies/Investment Restrictions" below. However, investing in Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    WARRANTS AND SUBSCRIPTION RIGHTS. The Portfolios, other than the MONEY MARKET PORTFOLIO and the QUALITY INCOME PLUS PORTFOLIO, may acquire warrants and subscription rights attached to other securities. In addition, each of the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may invest up to 5% of its assets in warrants not attached to other securities with a limit of up to 2 % of its total assets in warrants that are not listed on the New York or American Stock Exchange. The COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may invest in warrants which are issued as a distribution by the issuer or a security held in its portfolio. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

    A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock. A subscription right is freely transferable.

    YEAR 2000. The investment management services provided to the Portfolios by the Investment Manager, and, in the case of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, by the Sub-

Advisor, and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Sub-Advisor, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

D. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment restrictions listed below have been adopted by the Fund as fundamental policies of the Portfolios. Under the Investment Company Act of 1940 (the "INVESTMENT COMPANY ACT"), a fundamental policy of a Portfolio may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio. The Investment Company Act defines a majority as the lesser of
(a) 67% or more of the shares of a Portfolio present at a meeting of Fund shareholders, if the holders of 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

INVESTMENT OBJECTIVES

    The investment objective of each Portfolio is a fundamental policy which may not be changed without the approval of the shareholders of that Portfolio.

RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

    Each Portfolio may not:

     1. Invest more that 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities), or purchase more than 10% of the voting securities, or more than 10% of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class). With regard to the SHORT-TERM BOND PORTFOLIO, the INCOME BUILDER PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO, these limitations apply only as to 75% of the Portfolio's total assets.

     2. Concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, a Portfolio may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or, in the case of the MONEY MARKET PORTFOLIO, to domestic bank obligations (not including obligations issued by foreign branches of such banks) or, in the case of the UTILITIES PORTFOLIO, to the utilities industry, in which industry the Portfolio will concentrate.

     3. Except for the SHORT-TERM BOND PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO, invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     4. Purchase or sell commodities or commodity futures contracts, or oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs, and (i) the SHORT-TERM BOND PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the

STRATEGIST PORTFOLIO may purchase or sell futures contracts and related options thereon, (ii) the SHORT-TERM BOND PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO may purchase or sell currency futures contracts and related options thereon and the S&P 500 INDEX PORTFOLIO may purchase or sell index futures contracts.

     5. Borrow money (except insofar as each of the SHORT-TERM BOND PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a reverse repurchase agreement (in an amount not exceeding 10% of the Portfolio's total assets, except in the case of the SHORT-TERM BOND PORTFOLIO)), except from banks for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and, in the case of the Portfolios other than the QUALITY INCOME PLUS PORTFOLIO, not for investment or leveraging, provided that borrowing in the aggregate (other than, in the case of the QUALITY INCOME PLUS PORTFOLIO, for investment or leveraging) may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time of such borrowing.

     6. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.)

     7. Purchase securities on margin (but the Portfolios may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the SHORT-TERM BOND PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the Strategist Portfolio of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     8. In the case of each Portfolio other than the SHORT-TERM BOND PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO, purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, in accordance with the provisions of Section 12(d) of the Investment Company Act and any Rules promulgated thereunder.

     9. Make loans of money or securities, except (a) by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) by investing in repurchase agreements; or (c) by lending its portfolio securities, not in excess of 10% of the value of a Portfolio's total assets, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned, provided that lending of portfolio securities is not deemed to be loans in the case of the SHORT-TERM BOND PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO.

    10. In the case of each portfolio other than the SHORT-TERM BOND PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO, invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

    11. Purchase or sell real estate; however, the Portfolios may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, including real estate investment trusts and securities which are secured by real estate or interests therein.

    12. Engage in the underwriting of securities except insofar as the Portfolio may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

    13. Invest for the purposes of exercising control or management of another company.

    14. Participate on a joint or a joint and several basis in any securities trading account. The "bunching" of orders of two or more Portfolios (or of one or more Portfolios and of other accounts under the investment management of the Investment Manager) for the sale or purchase of portfolio securities shall not be considered participating in a joint securities trading account.

    15. Issue senior securities as defined in the Investment Company Act except insofar as the Portfolio may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement (or, in the case of the QUALITY INCOME PLUS PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, a reverse repurchase agreement, or, in the case of the SHORT-TERM BOND PORTFOLIO, a reverse repurchase agreement or a dollar roll); (b) borrowing money in accordance with restrictions described above; (c) purchasing any security on a when-issued, delayed delivery or forward commitment basis; (d) lending portfolio securities; or (e) purchasing or selling futures contracts, forward foreign exchange contracts or options, if such investments are otherwise permitted for the Portfolio.

RESTRICTIONS APPLICABLE TO RESTRICTED AND ILLIQUID SECURITIES

    16. Each of the QUALITY INCOME PLUS PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may not invest more than 5% of the value of its total assets in securities which are restricted as to disposition under the Federal securities laws or otherwise, provided that this restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the Portfolio; however, these Portfolios will attempt to dispose in an orderly fashion of any of these securities to the extent that these, together with other illiquid securities, exceed 10% of the Portfolio's total assets.

    17. Each of the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO may not invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. In addition, no more than 15% of the EUROPEAN GROWTH PORTFOLIO'S net assets will be invested in such illiquid securities and foreign securities not traded on a recognized domestic or foreign exchange.

RESTRICTIONS APPLICABLE TO THE MONEY MARKET PORTFOLIO ONLY

    The MONEY MARKET PORTFOLIO may not:

     1. Invest in securities other than those listed in the description of its investment objectives and policies above and in the Prospectus.

     2. Invest in securities maturing more than one year from the date of purchase, except that where securities are held subject to repurchase agreements having a term of one year or less from the date of delivery, the securities subject to the agreement may have maturity dates in excess of one year from the date of delivery.

     3. Purchase securities for which there are legal or contractual restrictions on resale (I.E., restricted securities).

     4. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

RESTRICTIONS APPLICABLE TO THE QUALITY INCOME PLUS PORTFOLIO ONLY

    The QUALITY INCOME PLUS PORTFOLIO may not acquire any common stocks except when acquired upon conversion of fixed-income securities. The QUALITY INCOME PLUS PORTFOLIO will attempt to dispose in an orderly fashion of any common stocks acquired under these circumstances.

RESTRICTIONS APPLICABLE TO THE HIGH YIELD PORTFOLIO ONLY

    The HIGH YIELD PORTFOLIO may not:

     1. Acquire any common stocks, except (a) when attached to or included in a unit with fixed-income securities; (b) when acquired upon conversion of fixed-income securities; or (c) when acquired upon exercise of warrants attached to fixed-income securities. The HIGH YIELD PORTFOLIO may retain common stocks so acquired, but not in excess of 10% of its total assets.

     2. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

RESTRICTIONS APPLICABLE TO THE DIVIDEND GROWTH PORTFOLIO ONLY

    The DIVIDEND GROWTH PORTFOLIO may not invest more than 5% of the value of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

RESTRICTIONS APPLICABLE TO THE EQUITY PORTFOLIO ONLY

    The EQUITY PORTFOLIO may not:

     1. Invest more than 5% of the value of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

     2. Purchase non-convertible corporate bonds unless rated at the time of purchase Aa or better by Moody's Investors Service ("Moody's") or AA or better by S&P, or purchase commercial paper unless issued by a U.S. corporation and rated at the time of purchase Prime-1 by Moody's or A-1 by S&P, although it may continue to hold a security if its quality rating is reduced by a rating service below those specified.

     3. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

     4. Invest in securities of foreign issuers, except for (i) securities of Canadian issuers registered under the Securities Exchange Act of 1934 and (ii) American Depositary Receipts.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

E. PORTFOLIO TURNOVER

    For the fiscal years ended December 31, 1997 and 1998, the portfolio turnover rates of the Capital Growth Portfolio were 139% and 248%, respectively, and the portfolio turnover rates of the Pacific Growth Portfolio were 58% and 112%, respectively. These variations resulted form the portfolio managers' response to market conditions during these periods and, in the case of the Pacific Growth Portfolio, also resulted from portfolio changes made in connection with the present Sub-Advisor's assumption of duties with respect to that Portfolio on November 1, 1998.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Trustees oversee the management of the Portfolios but do not manage each Portfolio. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that each Portfolio's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to each Portfolio in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and each Portfolio and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and each Portfolio and its shareholders.

B. MANAGEMENT INFORMATION

    TRUSTEES AND OFFICERS. The Board of the Fund consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six Trustees (75% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Trustees. The other two Trustees (the "MANAGEMENT TRUSTEES") are affiliated with the Investment Manager. All of the Independent

Trustees also serve as Independent Trustees of "Discover Brokerage Index Series," a mutual fund for which the Investment Manager is the investment advisor. Three of the six Independent Trustees are also Independent Trustees of certain other mutual funds, referred to as the "TCW/DW Funds," for which MSDW Services Company is the manager and TCW Funds Management, Inc. is the investment advisor.

    The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the 85 Morgan Stanley Dean Witter Funds, the 11 TCW/DW Funds and Discover Brokerage Index Series are shown below.


      NAME, AGE, POSITION WITH FUND
               AND ADDRESS                              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -----------------------------------------------------------------------
Michael Bozic (58)                         Vice Chairman of Kmart Corporation (since December, 1998); Director or
Trustee                                    Trustee of the Morgan Stanley Dean Witter Funds and Discover Brokerage
c/o Kmart Corporation                      Index Series; formerly Chairman and Chief Executive Officer of Levitz
3100 West Big Beaver Road                  Furniture Corporation (November, 1995-November, 1998) and President and
Troy, Michigan                             Chief Executive Officer of Hills Department Stores (May, 1991-July,
                                           1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group
                                           of Sears, Roebuck and Co.; Director of Eaglemark Financial Services,
                                           Inc. and Weirton Steel Corporation.
Charles A. Fiumefreddo* (65)               Chairman, Director or Trustee and Chief Executive Officer of the Morgan
Chairman of the Board,                     Stanley Dean Witter Funds, the TCW/DW Funds and Discover Brokerage
Chief Executive Officer                    Index Series; formerly Chairman, Chief Executive Officer and Director
and Trustee                                of the Investment Manager, the Distributor and MSDW Services Company;
Two World Trade Center                     Executive Vice President and Director of Dean Witter Reynolds; Chairman
New York, New York                         and Director of the Transfer Agent; formerly Director and/or officer of various MSDW subsidiaries (until June, 1998).
Edwin J. Garn (66)                         Director or Trustee of the Morgan Stanley Dean Witter Funds and
Trustee                                    Discover Brokerage Index Series; formerly United States Senator
c/o Huntsman Corporation                   (R-Utah)(1974-1992) and Chairman, Senate Banking Committee (1980-1986);
500 Huntsman Way                           formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut,
Salt Lake City, Utah                       Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman
                                           Corporation; Director of Franklin Covey (time management systems), BMW
                                           Bank of North America, Inc. (industrial loan corporation), United Space
                                           Alliance (joint venture between Lockheed Martin and the Boeing Com-
                                           pany) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.
Wayne E. Hedien (65)                       Retired; Director or Trustee of the Morgan Stanley Dean Witter Funds
Trustee                                    and Discover Brokerage Index Series; Director of The PMI Group, Inc.
c/o Gordon Altman Butowsky                 (private mortgage insurance); Trustee and Vice Chairman of The Field
  Weitzen Shalov & Wein                    Museum of Natural History; formerly associated with the Allstate
Counsel to the                             Companies (1966-1994), most recently as Chairman of The Allstate
 Independent Trustees                      Corporation (March, 1993-December, 1994) and Chairman and Chief
114 West 47th Street                       Executive Officer of its wholly- owned subsidiary, Allstate Insurance
New York, New York                         Company (July, 1989-December, 1994); director of various other business and charitable organizations.

      NAME, AGE, POSITION WITH FUND
               AND ADDRESS                              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -----------------------------------------------------------------------
Dr. Manuel H. Johnson (50)                 Senior Partner, Johnson Smick International, Inc., a consulting firm;
Trustee                                    Co-Chairman and a founder of the Group of Seven Council (G7C), an
c/o Johnson Smick                          international economic commission; Chairman of the Audit Committee and
  International, Inc.                      Director or Trustee of the Morgan Stanley Dean Witter Funds, the TCW/DW
1133 Connecticut Avenue, N.W.              Funds and Discover Brokerage Index Series; Director of Greenwich
Washington, D.C.                           Capital Markets, Inc. (broker-dealer) and NVR, Inc. (home
                                           construction); Chairman and Trustee of the Financial Accounting
                                           Foundation (oversight organization of the Financial Accounting
                                           Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the
                                           U.S. Treasury.
Michael E. Nugent (62)                     General Partner, Triumph Capital, L.P., a private investment part-
Trustee                                    nership; Chairman of the Insurance Committee and Director or Trustee of
c/o Triumph Capital, L.P.                  the Morgan Stanley Dean Witter Funds, the TCW/DW Funds and Discover
237 Park Avenue                            Brokerage Index Series; formerly Vice President, Bankers Trust Company
New York, New York                         and BT Capital Corporation (1984-1988); director of various business organizations.
Philip J. Purcell* (55)                    Chairman of the Board of Directors and Chief Executive Officer of MSDW,
Trustee                                    Dean Witter Reynolds and Novus Credit Services Inc.; Director of the
1585 Broadway                              Distributor; Director or Trustee of the Morgan Stanley Dean Witter
New York, New York                         Funds and Discover Brokerage Index Series; Director and/or officer of various MSDW subsidiaries.
John L. Schroeder (68)                     Retired; Chairman of the Derivatives Committee and Director or Trustee
Trustee                                    of the Morgan Stanley Dean Witter Funds, the TCW/DW Funds and Discover
c/o Gordon Altman Butowsky                 Brokerage Index Series; Director of Citizens Utilities Company;
  Weitzen Shalov & Wein                    formerly Executive Vice President and Chief Investment Officer of the
Counsel to the Independent                 Home Insurance Company (August, 1991-September, 1995).
  Trustees
114 West 47th Street
New York, New York
Mitchell M. Merin (45)                     President and Chief Operating Officer of Asset Management of MSDW
President                                  (since December, 1998); President and Director (since April, 1997) and
Two World Trade Center                     Chief Executive Officer (since June, 1998) of the Investment Manager
New York, New York                         and MSDW Services Company; Chairman, Chief Executive Officer and
                                           Director of the Distributor (since June, 1998); Chairman and Chief
                                           Executive Officer (since June, 1998) and Director (since January, 1998)
                                           of the Transfer Agent; Director of various MSDW subsidiaries; President of the Morgan Stanley Dean Witter Funds, the TCW/DW Funds and Discover
                                           Brokerage Index Series (since May, 1999); previously Chief Strategic
                                           Officer of the Investment Manager and MSDW Services Company and
                                           Executive Vice President of the Distributor (April, 1997-June, 1998),
                                           Vice President of the Morgan Stanley Dean Witter Funds, the TCW/DW
                                           Funds and Discover Brokerage Index Series (May, 1997-April, 1999), and
                                           Executive Vice President of Dean Witter, Discover & Co.

      NAME, AGE, POSITION WITH FUND
               AND ADDRESS                              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -----------------------------------------------------------------------
Barry Fink (44)                            Senior Vice President (since March, 1997) and Secretary and General
Vice President,                            Counsel (since February, 1997) and Director (since July, 1998) of the
Secretary and General Counsel              Investment Manager and MSDW Services Company; Senior Vice President
Two World Trade Center                     (since March, 1997) and Assistant Secretary and Assistant General
New York, New York                         Counsel (since February, 1997) of the Distributor; Assistant Secretary
                                           of Dean Witter Reynolds (since August, 1996); Vice President, Secretary and General Counsel of the Morgan Stanley Dean Witter Funds and the
                                           TCW/ DW Funds (since February, 1997); Vice President, Secretary and
                                           General Counsel of Discover Brokerage Index Series; previously First
                                           Vice President (June, 1993-February, 1997), Vice President and
                                           Assistant Secretary and Assistant General Counsel of the Investment
                                           Manager and MSDW Services Company and Assistant Secretary of the Morgan
                                           Stanley Dean Witter Funds and the TCW/DW Funds.
Peter M. Avelar (40)                       Senior Vice President of the Investment Manager; Vice President of
Vice President                             various Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Mark Bavoso (38)                           Senior Vice President of the Investment Manager; Vice President of
Vice President                             various Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Edward F. Gaylor (57)                      Senior Vice President of the Investment Manager; Vice President of
Vice President                             various Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Rajesh K. Gupta (38)                       Senior Vice President of the Investment Manager; Vice President of
Vice President                             various Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Matthew Haynes (33)                        Vice President of the Investment Manager (since June, 1997) and
Vice President                             portfolio manager with the Investment Manager (since April, 1993); Vice
Two World Trade Center                     President or Assistant Vice President of various Morgan Stanley Dean
New York, New York                         Witter Funds; previously Assistant Vice President of the Investment
                                           Manager (May, 1995-June, 1997).
Peter Hermann (39)                         Vice President of the Investment Manager (since May, 1995) and
Vice President                             portfolio manager with the Investment Manager (since March, 1994); Vice
Two World Trade Center                     President of various Morgan Stanley Dean Witter Funds.
New York, New York
Kevin Jung (33)                            Vice President of the Investment Manager (since September, 1997);
Vice President                             formerly Vice President of UBS Asset Management (NY) Inc. (April,
Two World Trade Center                     1993-August, 1997).
New York, New York

      NAME, AGE, POSITION WITH FUND
               AND ADDRESS                              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -----------------------------------------------------------------------
Michelle Kaufman (34)                      Vice President of the Investment Manager (since June, 1997) and
Vice President                             portfolio manager with the Investment Manager (since September, 1993);
Two World Trade Center                     Vice President or Assistant Vice President of various Morgan Stanley
New York, New York                         Dean Witter Funds; previously Assistant Vice President of the
                                           Investment Manager (May, 1995-June, 1997).
Anita H. Kolleeny (43)                     Senior Vice President of the Investment Manager; Vice President of
Vice President                             various Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Paula LaCosta (47)                         Vice President of the Investment Manager; Vice President of various
Vice President                             Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Jonathan R. Page (52)                      Senior Vice President of the Investment Manager; Vice President of
Vice President                             various Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Guy G. Rutherfurd, Jr. (59)                Senior Vice President of the Investment Manager (since February, 1997);
Vice President                             Vice President of various Morgan Stanley Dean Witter Funds; formerly
Two World Trade Center                     Executive Vice President and Chief Investment Officer of Nomura Asset
New York, New York                         Management (U.S.A.) Inc. (May, 1992-February, 1997).
Rochelle G. Siegel (50)                    Senior Vice President of the Investment Manager; Vice President of
Vice President                             various Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Paul D. Vance (63)                         Senior Vice President of the Investment Manager; Vice President of
Vice President                             various Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Thomas F. Caloia (53)                      First Vice President and Assistant Treasurer of the Investment Manager
Treasurer                                  and MSDW Services Company; Treasurer of the Morgan Stanley Dean Witter
Two World Trade Center                     Funds, the TCW/DW Funds and Discover Brokerage Index Series.
New York, New York

-------------------
* Denotes Trustees who are "interested persons" of the Fund as defined in the Investment Company Act.


    In addition, RONALD E. ROBISON, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company, ROBERT S. GIAMBRONE, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, JOSEPH J. MCALINDEN, Executive Vice President and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, and KENTON J. HINCHLIFTE, KEVIN HURLEY and JAYNE STEVLINGSON, Senior Vice Presidents of the Investment Manager, are Vice Presidents of the Fund, and Aaron Clark, Vice President of the Investment Manager, is an Assistant Vice President of the Fund.


    In addition, FRANK BRUTTOMESSO, MARILYN K. CRANNEY, LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, and TODD LEBO, Vice President and Assistant General Counsel of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.

    INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three of the Trustees, including two Independent Trustees, serve as members of the Derivatives Committee and the Insurance Committee.


    The Independent Trustees are charged with recommending to the full Board approval of man-agement, advisory and administration contracts and distribution and underwriting agreements; continually reviewing Portfolio performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of the services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    The Board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Portfolios.

    Finally, the Board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.

    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

    The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended December 31, 1998.

                               FUND COMPENSATION

                                                                                                      AGGREGATE
                                                                                                    COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                                                         FROM THE FUND
-------------------------------------------------------------------------------------------------  ---------------
Michael Bozic....................................................................................     $   1,500
Edwin J. Garn....................................................................................         1,650
Wayne E. Hedien..................................................................................         1,650
Dr. Manuel H. Johnson............................................................................         1,600
Michael E. Nugent................................................................................         1,650
John L. Schroeder................................................................................         1,650

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1998 for services to the 85 Morgan Stanley Dean Witter Funds and, in the case of Messrs. Johnson, Nugent and Schroeder, the 11 TCW/DW Funds that were in operation at December 31, 1998. With respect to Messrs. Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Morgan Stanley Dean Witter Money Market Funds. No compensation was paid to the Fund's Independent Trustees by Discover Brokerage Index Series for the calendar year ended December 31, 1998.

    CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                             FOR SERVICE AS
                                                              DIRECTOR OR                           TOTAL CASH
                                                              TRUSTEE AND                        COMPENSATION FOR
                                                               COMMITTEE       FOR SERVICE AS     SERVICES TO 85
                                                              MEMBER OF 85      TRUSTEE AND       MORGAN STANLEY
                                                             MORGAN STANLEY      COMMITTEE      DEAN WITTER FUNDS
                                                              DEAN WITTER       MEMBER OF 11      AND 11 TCW/DW
NAME OF INDEPENDENT TRUSTEE                                      FUNDS          TCW/DW FUNDS          FUNDS
----------------------------------------------------------  ----------------  ----------------  ------------------
Michael Bozic.............................................    $    120,150           --            $    120,150
Edwin J. Garn.............................................         132,450           --                 132,450
Wayne E. Hedien...........................................         132,350           --                 132,350
Dr. Manuel H. Johnson.....................................         128,400       $   62,331             190,731
Michael E. Nugent.........................................         132,450           62,131             194,581
John L. Schroeder.........................................         132,450           64,731             197,181

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 55 of the Morgan Stanley Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "ADOPTING FUND" and each such Trustee referred to as an "ELIGIBLE TRUSTEE") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "REGULAR BENEFIT") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "ELIGIBLE COMPENSATION" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the year ended December 31, 1998 and by the 55 Morgan Stanley Dean Witter Funds (including the Fund) for the year ended December 31, 1998, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 1998 and from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1998.

   RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY DEAN WITTER FUNDS

                                                                                                    ESTIMATED
                                  FOR ALL ADOPTING FUNDS                                             ANNUAL
                                ---------------------------             RETIREMENT                  BENEFITS
                                 ESTIMATED                               BENEFITS                     UPON
                                  CREDITED                              ACCRUED AS                RETIREMENT(2)
                                   YEARS        ESTIMATED                EXPENSES                ---------------
                                 OF SERVICE     PERCENTAGE    ------------------------------              FROM
                                     AT             OF                            BY ALL          FROM     ALL
                                 RETIREMENT      ELIGIBLE       BY THE           ADOPTING         THE    ADOPTING
NAME OF INDEPENDENT TRUSTEE     (MAXIMUM 10)   COMPENSATION      FUND              FUNDS          FUND    FUNDS
------------------------------  ------------   ------------   -----------      -------------     ------  -------
Michael Bozic.................       10           60.44%            $420             $22,377     $1,058  $52,250
Edwin J. Garn.................       10           60.44              642              35,225      1,058   52,250
Wayne E. Hedien...............        9           51.37              785              41,979        899   44,413
Dr. Manuel H. Johnson.........       10           60.44              257              14,047      1,058   52,250
Michael E. Nugent.............       10           60.44              454              25,336      1,058   52,250
John L. Schroeder.............        8           50.37              851              45,117        885   44,343

------------------------------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount, when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, Northbrook Life Insurance Company, Allstate Life Insurance Company of New York and Paragon Life Insurance Company owned all of the outstanding shares of the Fund for allocation to their respective separate accounts ("ACCOUNTS"), none of the Fund's Trustees was a Contract Owner under the Accounts, and the aggregate number of shares of each Portfolio of the Fund allocated to Contracts owned by the Fund's officers as a group was less than one percent of each Portfolio's outstanding shares.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER AND SUB-ADVISOR

    The Investment Manager to each Portfolio is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048. The Investment

Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

    The Sub-Advisor to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO is Morgan Stanley Dean Witter Investment Management Inc., a subsidiary of MSDW and an affiliate of the Investment Manager, whose address is 1221 Avenue of the Americas, New York, New York 10020. The Sub-Advisor was retained to provide sub-advisory services to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO effective December 1, 1998 and November 1, 1998, respectively.

    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide each Portfolio administrative services, manage its business affairs and, other than with respect to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, manage its investments, including the placing of orders for the purchase and sale of portfolio securities. With respect to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the Investment Manager supervises these Portfolios' investments. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of each Portfolio determined as of the close of each business day:

NAME OF PORTFOLIO                                               INVESTMENT MANAGEMENT FEE RATES
-------------------------------------------  ---------------------------------------------------------------------
The Money Market Portfolio                   0.50% of net assets up to $500 million;
                                             0.425% of net assets exceeding $500 million
                                             but not exceeding $750 million; and
                                             0.375% of net assets exceeding $750 million
The Short-Term Bond Portfolio                0.45% of net assets
The Quality Income Plus Portfolio            0.50% of net assets up to $500 million and
                                             0.45% of net assets exceeding $500 million
The High Yield Portfolio                     0.50% of net assets up to $500 million and
                                             0.425% of net assets exceeding $500 million
The Utilities Portfolio                      0.65% of net assets up to $500 million;
                                             0.55% of net assets exceeding $500 million
                                             but not exceeding $1 billion; and
                                             0.525% of net assets exceeding $1 billion
The Income Builder Portfolio                 0.75% of net assets
The Dividend Growth Portfolio                0.625% of net assets up to $500 million;
                                             0.50% of net assets exceeding $500 million
                                             but not exceeding $1 billion;
                                             0.475% of net assets exceeding $1 billion
                                             but not exceeding $2 billion;
                                             0.45% of net assets exceeding $2 billion
                                             but not exceeding $3 billion; and
                                             0.425% of net assets exceeding $3 billion
The Capital Growth Portfolio                 0.65% of net assets
The Global Dividend Growth Portfolio         0.75% of net assets up to $1 billion and
                                             0.725% of net assets exceeding $1 billion
The European Growth Portfolio                0.95% of net assets up to $500 million and
                                             0.90% of net assets exceeding $500 million
The Pacific Growth Portfolio                 0.95% of net assets
The Equity Portfolio                         0.50% of net assets up to $1 billion and
                                             0.475% of net assets exceeding $1 billion

NAME OF PORTFOLIO                                               INVESTMENT MANAGEMENT FEE RATES
-------------------------------------------  ---------------------------------------------------------------------
The S&P 500 Index Portfolio                  0.40% of net assets
The Competitive Edge "Best Ideas" Portfolio  0.65% of net assets
The Aggressive Equity Portfolio              0.75% of net assets
The Strategist Portfolio                     0.50% of net assets up to $1.5 billion and
                                             0.475% of net assets exceeding $1.5 billion

    For the fiscal years ended December 31, 1996, 1997 and 1998, the Investment Manager accrued compensation under the Management Agreement as follows:

                                                                  COMPENSATION ACCRUED FOR THE FISCAL YEAR ENDED
                                                                                   DECEMBER 31,
                                                                  ----------------------------------------------
NAME OF PORTFOLIO                                                      1996            1997            1998
----------------------------------------------------------------  --------------  --------------  --------------
The Money Market Portfolio......................................  $    1,454,423  $    1,764,304  $    1,927,552
The Quality Income Plus Portfolio...............................       2,407,993       2,301,725       2,514,720
The High Yield Portfolio........................................       1,009,452       1,539,080       1,946,259
The Utilities Portfolio.........................................       2,972,835       2,710,383       3,160,139
The Income Builder Portfolio....................................       N/A                30,071         595,359
The Dividend Growth Portfolio...................................       5,902,896       8,563,208      10,828,424
The Capital Growth Portfolio....................................         509,004         698,171         862,257
The Global Dividend Growth Portfolio............................       2,005,162       3,183,049       3,698,722
The European Growth Portfolio...................................       2,332,742       3,589,371       4,705,416
The Pacific Growth Portfolio....................................       1,392,813       1,195,454         551,718
The Equity Portfolio............................................       2,211,777       3,306,222       4,753,680
The S&P 500 Index Portfolio.....................................       N/A             N/A                   -0-
The Competitive Edge "Best Ideas" Portfolio.....................       N/A             N/A                   -0-
The Strategist Portfolio........................................       1,994,396       2,361,054       2,762,516
                                                                  --------------  --------------  --------------
    Total.......................................................  $   24,193,493  $   31,242,092  $   38,306,762
                                                                  --------------  --------------  --------------
                                                                  --------------  --------------  --------------

    The SHORT-TERM BOND PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO did not commence operations prior to the date of this STATEMENT OF ADDITIONAL INFORMATION.

    The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

    Under a Sub-Advisory Agreement (the "SUB-ADVISORY AGREEMENT") between the Sub-Advisor and the Investment Manager respecting the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the Sub-Advisor provides these Portfolios with investment advice and portfolio management, subject to the overall supervision of the Investment Manager. The Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of the Investment Manager's fee, payable in respect of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO.

    Prior to November 1, 1998, with respect to the PACIFIC GROWTH PORTFOLIO and December 1, 1998, with respect to the EUROPEAN GROWTH PORTFOLIO, these Portfolios were sub-advised by the Former Sub-Advisor, Morgan Grenfell Investment Services Limited, in each case pursuant to a sub-advisory agreement between the Investment Manager and the Former Sub-Advisor (the "PRIOR SUB-ADVISORY AGREEMENT"). In May, 1998, the Former Sub-Advisor indicated its intention to resign as Sub-Advisor for both Portfolios. On June 2, 1998, the Trustees recommended that the Sub-Advisory Agreements with the Sub-Advisor be submitted to shareholders of each of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO for approval. The Sub-Advisory Agreement with the Sub-Advisor was approved on August 18, 1998. Under the Prior Sub-Advisory Agreement, the Investment Manager paid the Former Sub-Advisor monthly compensation equal to 40% of the Investment Manager's fee in respect of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO.

    Concurrent with effectiveness of the Sub-Advisory Agreement, the Investment Manager and the Fund amended the Management Agreement to reduce the fee paid by the Fund to the Investment Manager respecting the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, from an annual rate of (a) with respect to the EUROPEAN GROWTH PORTFOLIO, 1.00% of the portion of daily net assets up to $500 million and 0.95% of the portion of daily net assets exceeding $500 million; and
(b) with respect to the PACIFIC GROWTH PORTFOLIO, 1.00% of the portion of that Portfolio's daily net assets; to the rates set forth above.

B. PRINCIPAL UNDERWRITER

    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, each Portfolio's shares are distributed by the Distributor. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.

    The Distributor bears all expenses incurred by it in connection with its duties and activities under the Distribution Agreement (except such expenses as are specifically undertaken by the Fund under the Agreement). The Fund bears all costs and expenses of the Fund, including the expense of preparing, printing, mailing and otherwise distributing prospectuses, annual or interim reports or proxy materials to Contract Owners. The Fund also bears the costs of registering the Fund and its shares under federal securities laws and, if deemed necessary or advisable, to qualify the shares of the Fund for sale under state securities laws.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND FUND EXPENSES PAID BY THIRD PARTIES

    Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the PACIFIC GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. Each of the PACIFIC GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO has retained the Investment Manager to supervise the investment of its assets.

    Under the terms of the Management Agreement, the Investment Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    The services provided by the Sub-Advisor are discussed above under "Investment Manager and Sub-Advisor."

    Expenses not expressly assumed by the Investment Manager under the Management Agreement, by the Sub-Advisor for the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO under the Sub-Advisory Agreement, or by the Distributor, will be paid by the Portfolios. Each Portfolio pays all expenses incurred in its operation and a portion of the Fund's general administration expenses allocated based on the asset sizes of the Portfolios. The Portfolios' direct expenses include, but are not limited to: charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; certain taxes; registration costs of the Fund under federal and state securities laws; shareholder servicing costs, charges and expenses of any outside service used for pricing of the Portfolios' shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (or the Sub-Advisor) (not including compensation or expenses of attorneys who are employees of the Investment Manager (or the Sub-Advisor)); fees and expenses of the Fund's independent accountants; interest on Portfolio borrowings; and all other expenses attributable to a particular Portfolio.

    Expenses which are allocated on the basis of size of the respective Portfolios include the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager (or the Sub-Advisor) or any corporate affiliate of the Investment Manager (or the Sub-Advisor); state franchise taxes; Securities and Exchange Commission fees; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other costs of the Fund's operations properly payable by the Fund and allocable on the basis of size to the respective Portfolios. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to the Portfolio or allocated on the basis of the size of the respective Portfolios. The Trustees have determined that this is an appropriate method of allocation of expenses.

    Each of the Management Agreement and the Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager and the Sub-Advisor, respectively, are not liable to the Fund or any of its investors (and, in the case of the Sub-Advisory Agreement, to the Investment Manager) for any act or omission or for any losses sustained by the Fund or its investors.

    Each of the Management Agreement and the Sub-Advisory Agreement will remain in effect from year to year provided continuance of the applicable Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees.

D. OTHER SERVICE PROVIDERS

    (1) TRANSFER AGENT/DIVIDEND-DISBURSING AGENT

    The Transfer Agent is the transfer agent for each Portfolio's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Portfolio shares. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

    (2) CUSTODIAN AND INDEPENDENT ACCOUNTANTS

    The Bank of New York, 90 Washington Street, New York, New York 10286, is the Custodian of each Portfolio's assets other than those of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO. The Chase Manhattan Bank, One Chase Plaza, New York, New York 10005 is the Custodian of the assets of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO. Any Portfolio's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036 serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

    (3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager, of the Sub-Advisor and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, tabulating proxies and maintaining shareholder records and lists. For these services, the Transfer Agent receives an annual fee of $500 per account from each Portfolio and is reimbursed for its out-of-pocket expenses in connection with such services.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager and, for the PACIFIC GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO, the Sub-Advisor are responsible for decisions to buy and sell securities for each Portfolio, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. Certain securities (e.g., certain money market instruments) are purchased directly from an issuer, in which case no commissions or discounts are paid.

    For the fiscal years ended December 31, 1996, 1997 and 1998, the Portfolios paid brokerage commissions as follows:

                                                          BROKERAGE           BROKERAGE           BROKERAGE
                                                       COMMISSIONS PAID    COMMISSIONS PAID    COMMISSIONS PAID
                                                       FOR FISCAL YEAR     FOR FISCAL YEAR     FOR FISCAL YEAR
NAME OF PORTFOLIO                                       ENDED 12/31/96      ENDED 12/31/97      ENDED 12/31/98
----------------------------------------------------  ------------------  ------------------  ------------------
High Yield Portfolio................................    $       10,013                  --                  --
Utilities Portfolio.................................           120,935      $      110,773      $       58,322
Income Builder Portfolio............................               N/A              39,789              63,997
Dividend Growth Portfolio...........................           796,688           1,267,591           2,028,310
Capital Growth Portfolio............................           176,767             265,450             557,556
Global Dividend Growth Portfolio....................           762,353           1,244,001           1,288,309
European Growth Portfolio...........................           575,660             783,716           1,087,616
Pacific Growth Portfolio............................           878,874             670,101             422,494
Equity Portfolio....................................         1,825,817           1,573,295           3,639,562
S&P 500 Index Portfolio.............................               N/A                 N/A              30,177
Competitive Edge "Best Ideas" Portfolio.............               N/A                 N/A              36,526
Strategist Portfolio................................           429,659             455,450             281,844
                                                      ------------------  ------------------  ------------------
    Total...........................................    $    5,576,766      $    6,410,166      $    9,494,713
                                                      ------------------  ------------------  ------------------
                                                      ------------------  ------------------  ------------------

B. COMMISSIONS

    Pursuant to an order of the SEC, the Portfolios may effect principal transactions in certain money market instruments with Dean Witter Reynolds. The Portfolios will limit their transactions with Dean Witter Reynolds to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Dean Witter Reynolds only when the price available from Dean Witter Reynolds is better than that available from other dealers.

    During the fiscal years ended December 31, 1996, 1997 and 1998, the Fund did not effect any principal transactions with Dean Witter Reynolds.

    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Portfolios, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

    During the fiscal years ended December 31, 1996 and 1997 the Portfolios paid brokerage commissions to Dean Witter Reynolds as follows:

                                                                                     BROKERAGE COMMISSIONS
                                                                                              PAID
                                                                                    TO DEAN WITTER REYNOLDS
                                                                                     FOR FISCAL YEAR ENDED
                                                                                    ------------------------
NAME OF PORTFOLIO                                                                    12/31/96     12/31/97
----------------------------------------------------------------------------------  -----------  -----------
Utilities Portfolio...............................................................  $    49,500  $    35,250
Income Builder Portfolio..........................................................          N/A       24,982
Dividend Growth Portfolio.........................................................      181,121      229,890
Capital Growth Portfolio..........................................................       38,010       45,335
Global Dividend Growth Portfolio..................................................       35,401       54,004
Equity Portfolio..................................................................      220,150      158,587
Strategist Portfolio..............................................................       34,525       73,880
                                                                                    -----------  -----------
    Total.........................................................................  $   558,707  $   621,928
                                                                                    -----------  -----------
                                                                                    -----------  -----------

    For the fiscal year ended December 31, 1998, the Portfolios paid brokerage commissions to Dean Witter Reynolds as follows:

                                                                                                 PERCENTAGE OF
                                                                                               AGGREGATE DOLLAR
                                                                                              AMOUNT OF EXECUTED
                                                                           PERCENTAGE OF        TRADES ON WHICH
                                                      BROKERAGE         AGGREGATE BROKERAGE        BROKERAGE
                                                 COMMISSIONS PAID TO      COMMISSIONS FOR      COMMISSIONS WERE
                                                 DWR FOR FISCAL YEAR     FISCAL YEAR ENDED      PAID FOR FISCAL
NAME OF PORTFOLIO                                   ENDED 12/31/98           12/31/98         YEAR ENDED 12/31/98
-----------------------------------------------  --------------------  ---------------------  -------------------
Utilities Portfolio............................      $      6,675                11.45%                19.73%
Income Builder Portfolio.......................            29,334                45.84                 55.15
Dividend Growth Portfolio......................           111,865                 5.52                  7.54
Capital Growth Portfolio.......................            44,940                 8.06                 10.31
Global Dividend Growth Portfolio...............            38,325                 2.97                  8.60
Equity Portfolio...............................           248,435                 6.83                  7.98
Strategist Portfolio...........................            18,566                 6.59                  7.04
                                                       ----------
    Total......................................      $    498,140
                                                       ----------
                                                       ----------

    During the period June 1 through December 31, 1997, the Portfolios paid brokerage commissions to Morgan Stanley & Co., which broker-dealer became an affiliate of the Investment Manager on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc., as follows:

                                                                                    BROKERAGE COMMISSIONS PAID TO
                                                                                   MORGAN STANLEY & CO. FOR FISCAL
NAME OF PORTFOLIO                                                                        YEAR ENDED 12/31/97
---------------------------------------------------------------------------------  -------------------------------
Utilities Portfolio..............................................................            $     1,000
Income Builder Portfolio.........................................................                    710
Dividend Growth Portfolio........................................................                 73,920
Capital Growth Portfolio.........................................................                 10,305
Global Dividend Growth Portfolio.................................................                123,860
European Growth Portfolio........................................................                  4,655
Pacific Growth Portfolio.........................................................                 13,927
Equity Portfolio.................................................................                 69,900
Strategist Portfolio.............................................................                 34,140
                                                                                              ----------
    Total........................................................................            $   332,417
                                                                                              ----------
                                                                                              ----------

    For the fiscal year ended December 31, 1998, the Portfolios paid brokerage commissions to Morgan Stanley & Co. as follows:

                                                                                                   PERCENTAGE OF
                                                                                                 AGGREGATE DOLLAR
                                                                                                AMOUNT OF EXECUTED
                                             BROKERAGE COMMISSIONS    PERCENTAGE OF AGGREGATE     TRADES ON WHICH
                                            PAID TO MORGAN STANLEY &   BROKERAGE COMMISSIONS   BROKERAGE COMMISSIONS
                                              CO. FOR FISCAL YEAR      FOR FISCAL YEAR ENDED   WERE PAID FOR FISCAL
NAME OF PORTFOLIO                                ENDED 12/31/98              12/31/98           YEAR ENDED 12/31/98
------------------------------------------  ------------------------  -----------------------  ---------------------
Income Builder Portfolio..................       $          970                   1.52%                   2.46%
Dividend Growth Portfolio.................              294,795                  14.53                   14.91
Capital Growth Portfolio..................               57,785                  10.36                   11.38
Global Dividend Growth Portfolio..........              242,135                  18.79                   17.68
European Growth Portfolio.................               29,622                   2.72                    2.70
Pacific Growth Portfolio..................               11,373                   2.69                    3.93
Equity Portfolio..........................              432,631                  11.89                   13.36
Competitive Edge "Best Ideas" Portfolio...               26,356                  72.16                   88.32
Strategist Portfolio......................               29,875                  10.60                   12.01
                                                    -----------
    Total.................................       $    1,125,542
                                                    -----------
                                                    -----------

    For the fiscal years ended December 31, 1996 and 1997, the EUROPEAN GROWTH PORTFOLIO paid a total of $0 and $1,849, respectively, in brokerage commissions to Deutsche Bank AG, London, and a total of $0 and $2,624, respectively, in brokerage commissions to Deutsche Morgan Grenfell, London, affiliated brokers of the Former Sub-Advisor, and the PACIFIC GROWTH PORTFOLIO paid a total of $2,146 and $3,263, respectively, in brokerage commissions to Deutsche Morgan Grenfell & Partners Securities Pte Ltd. and a total of $14,787 and $7,569, respectively, in brokerage commissions to Deutsche Morgan Grenfell Securities Hong Kong Limited, also affiliated brokers of the Former Sub-Advisor. For the period January 1-November 30, 1998 (the date the Former Sub-Advisor ceased to serve as such), the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO paid brokerage commissions to affiliated brokers of the Former Sub-Advisor for transactions as follows:

                                                                BROKERAGE
                                                             COMMISSIONS PAID                    PERCENTAGE OF
                                                              TO AFFILIATED                     AGGREGATE DOLLAR
                                                             BROKER OF MORGAN  PERCENTAGE OF   AMOUNT OF EXECUTED
                                                                 GRENFELL        AGGREGATE      TRADES ON WHICH
                                                                INVESTMENT       BROKERAGE         BROKERAGE
                                                              SERVICES LTD.     COMMISSIONS     COMMISSIONS WERE
                                                                FOR FISCAL       FOR FISCAL     PAID FOR FISCAL
                                                               PERIOD ENDED     PERIOD ENDED      PERIOD ENDED
NAME OF PORTFOLIO                        NAME OF BROKER          11/30/98         11/30/98          11/30/98
-----------------------------------  ----------------------  ----------------  --------------  ------------------
European Growth Portfolio..........  Deutsche Morgan
                                     Grenfell, London           $    4,661            0.43%             0.55%

Pacific Growth Portfolio...........  Deutsche Securities
                                     Asia Ltd.                       6,540             1.55              1.69

C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for the Portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager (or, if applicable, the Sub-Advisor) from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager (or, if applicable, the Sub-Advisor) relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    In seeking to implement each Portfolio's policies, the Investment Manager (or, if applicable, the Sub-Advisor) effects transactions with those brokers and dealers who the Investment Manager (or, if applicable, the Sub-Advisor) believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager (or, if applicable, the Sub-Advisor) believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager (or, if applicable, the Sub-Advisor). The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager (or, if applicable, the Sub-Advisor) from brokers and dealers may be of benefit to the Investment Manager (or, if applicable, the Sub-Advisor) in the management of accounts of some of its other clients and may not in all cases benefit a Portfolio directly.

    The Investment Manager and the Sub-Advisor currently serve as investment advisors to a number of clients, including other investment companies, and may in the future act as investment advisors to others. It is the practice of the Investment Manager (or, if applicable, the Sub-Advisor) to cause purchase and sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Portfolios and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager (or, if applicable, the Sub-Advisor) utilizes a pro rata allocation process based on the size of the Morgan Stanley Dean Witter Funds involved and the number of shares available from the public offering.

D. DIRECTED BROKERAGE

    During the fiscal year ended December 31, 1998, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:

                                                                                       AGGREGATE DOLLAR AMOUNT OF
                                                      BROKERAGE COMMISSIONS DIRECTED     TRANSACTIONS FOR WHICH
                                                        IN CONNECTION WITH RESEARCH    SUCH COMMISSIONS WERE PAID
                                                       SERVICES PROVIDED FOR FISCAL      FOR FISCAL YEAR ENDED
NAME OF PORTFOLIO                                           YEAR ENDED 12/31/98                 12/31/98
----------------------------------------------------  -------------------------------  --------------------------
Utilities Portfolio.................................           $      50,147               $       21,170,780
Income Builder Portfolio............................                  32,922                       17,273,606
Dividend Growth Portfolio...........................               1,556,339                    1,351,837,478
Capital Growth Portfolio............................                 452,869                      320,967,219
Global Dividend Growth Portfolio....................                 999,418                      392,118,029
Pacific Growth Portfolio............................                  39,571                       17,419,411
Equity Portfolio....................................               2,925,383                    2,357,995,938
Competitive Edge "Best Ideas" Portfolio.............                   7,229                        3,825,011
Strategist Portfolio................................                 226,348                      148,868,076
                                                                 -----------           --------------------------
    Total...........................................           $   6,290,226               $    4,631,475,548
                                                                 -----------           --------------------------
                                                                 -----------           --------------------------

E. REGULAR BROKER-DEALERS

    During the fiscal year ended December 31, 1998, the Portfolios purchased the following securities issued by issuers which were among the ten brokers or the ten dealers that executed transactions for or with the Fund or the Portfolio in the largest dollar amounts during the year:

NAME OF PORTFOLIO                                              ISSUER                       TYPE OF SECURITY
-----------------------------------------------  -----------------------------------  ----------------------------
Money Market Portfolio.........................  American General Finance Corp.       commercial paper
                                                 Chase Manhattan Corp.                commercial paper
                                                 J.P. Morgan & Co.                    commercial paper
                                                 The Chase Manhattan Bank             certificate of deposit
                                                 General Electric Capital Corp.       commercial paper
                                                 Goldman Sachs Group LP               commercial paper
                                                 Merrill Lynch & Co. Inc.             commercial paper
                                                 NationsBank Corp.                    commercial paper
                                                 NationsBank N.A.                     short-term bank note
                                                 Sears Roebuck Acceptance Corp.       commercial paper

Quality Income Plus Portfolio..................  Donaldson Lufkin & Jenrette          bonds

Income Builder Portfolio.......................  Merrill Lynch & Co. Inc.             convertible preferred stock

Capital Growth Portfolio.......................  BankAmerica Corp.                    common stock

Equity Portfolio...............................  Merrill Lynch & Co. Inc.             common stock
                                                 Lehman Brothers Holdings Inc.        common stock
                                                 The Bank of New York                 common stock

S&P 500 Index Portfolio........................  Merrill Lynch & Co. Inc.             common stock
                                                 The Bank of New York                 common stock
                                                 BankAmerica Corp.                    common stock

Competitive Edge "Best Ideas" Portfolio........  The Bank of New York                 common stock

Strategist Portfolio...........................  BankAmerica Corp.                    bonds
                                                 Chase Manhattan Corp.                bonds
                                                 C.S. First Boston NY                 bond
                                                 Ford Motor Credit Corp.              bonds
                                                 Ford Motor Company                   bond
                                                 Ford Motor Company                   common stock
                                                 Lehman Brothers Holdings Inc.        bonds
                                                 Merrill Lynch & Co. Inc.             bond
                                                 PaineWebber Group                    bonds

    At December 31, 1998, the Portfolios held the following securities issued by such brokers with the following market values:

                                                                                                    MARKET VALUE
NAME OF PORTFOLIO                              ISSUER                       TYPE OF SECURITY         AT 12/31/98
-------------------------------  -----------------------------------  ----------------------------  -------------
Money Market Portfolio.........  American General Finance Corp.       commercial paper               $17,043,227
                                 General Electric Capital Corp.       commercial paper                20,381,474
                                 Sears Roebuck Acceptance Corp.       commercial paper                20,126,483
                                 NationsBank N.A.                     short-term bank note             8,390,000
                                 The Chase Manhattan Bank             certificate of deposit           5,000,000

Quality Income Plus Portfolio..  Bear, Stearns & Co. Inc.             bond                             2,228,580
                                 Lehman Brothers Holdings Inc.        bond                             7,701,070
                                 Donaldson Lufkin & Jenrette          bond                             5,160,750

Income Builder Portfolio.......  Merrill Lynch & Co. Inc.             convertible preferred stock      1,123,575

Equity Portfolio...............  Merrill Lynch & Co. Inc.             common stock                    10,479,750
                                 Lehman Brothers Holdings Inc.        common stock                     6,697,500
                                 The Bank of New York                 common stock                       780,850

S&P 500 Index Portfolio........  Merrill Lynch & Co. Inc.             common stock                       105,532
                                 The Bank of New York                 common stock                       136,448
                                 BankAmerica Corp.                    common stock                       463,684

                                                                                                    MARKET VALUE
NAME OF PORTFOLIO                              ISSUER                       TYPE OF SECURITY         AT 12/31/98
-------------------------------  -----------------------------------  ----------------------------  -------------
Competitive Edge "Best Ideas"
Portfolio......................  The Bank of New York                 common stock                     1,086,750

Strategist Portfolio...........  BankAmerica Corp.                    bond                             1,097,950
                                 BankAmerica Corp.                    common stock                     3,848,000
                                 C.S. First Boston NY                 bond                             1,016,530
                                 Ford Motor Co.                       bond                             1,088,490
                                 Ford Motor Co.                       common stock                     6,162,188
                                 PaineWebber Group                    bonds                            3,129,500

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of each Portfolio are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund's shares of beneficial interest are divided currently into sixteen separate Portfolios.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional Portfolios and additional classes of shares within any Portfolio.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    Shareholders have the right to vote on the election of Trustees of the Fund and on any and all matters on which by law or the provisions of the Fund's By-Laws they may be entitled to vote. To the extent required by law, Northbrook Life Insurance Company, Allstate Life Insurance Company of New York, Glenbrook Life and Annuity Company and Paragon Life Insurance Company, which are the only shareholders of the Fund, will vote the shares of the Fund held in each Account established to fund the benefits under either a flexible premium deferred variable annuity Contract or a flexible premium variable life insurance Contract in accordance with instructions from the owners of such Contracts. Shareholders of all Portfolios vote for a single set of Trustees. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

    On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio.

    With respect to the submission to shareholder vote of a matter requiring separate voting by Portfolio, the matter shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE OF SHARES

    Information concerning how Fund shares are offered (and how they are redeemed) is provided in the Fund's Prospectus.

B. OFFERING PRICE

    The price of each Portfolio shares, called "net asset value," is based on the value of the Portfolio's securities.

    The MONEY MARKET PORTFOLIO, however, utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The MONEY MARKET PORTFOLIO utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the MONEY MARKET PORTFOLIO would receive if it sold the investment. During such periods, the yield to investors in the MONEY MARKET PORTFOLIO may differ somewhat from that obtained in a similar company which uses mark-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the MONEY MARKET PORTFOLIO would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

    The use of the amortized cost method to value the portfolio securities of the MONEY MARKET PORTFOLIO and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Act (the "RULE") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the MONEY MARKET PORTFOLIO) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the MONEY MARKET PORTFOLIO'S capital the necessary shares that represent the amount of excess upon such determination. Each Contract Owner will be deemed to have agreed to such contribution in these circumstances by allocating investment under his or her Contract to the MONEY MARKET PORTFOLIO.

    Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the MONEY MARKET PORTFOLIO'S interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

    A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

    An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

    An Eligible Security is generally defined in the Rule to mean (i) a security with a remaining maturity of 397 calendar days or less that has received a short-term rating (or that has been issued by an issuer that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) a security: (A) that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less; and (B) whose issuer has received from the Requisite NRSROs a rating with respect to a class of debt obligations (or any debt obligations within that class) that is now comparable in priority and security with the security, in one of the two highest short-term rating categories (within which there may be subcategories or gradations indicating relative standing); or (iii) an unrated security that is of comparable quality to a security meeting the requirements of (i) or (ii) above, as determined by the Trustees. The MONEY MARKET PORTFOLIO will limit its investments to securities that meet the requirements for Eligible Securities including the required ratings by S&P or Moody's.

    As permitted by the Rule, the Board has delegated to the Fund's Investment Manager, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

    Also, as required by the Rule, the MONEY MARKET PORTFOLIO will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Portfolio's total assets in all such securities, and (ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

    The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

    The Rule further requires that the Money Market Portfolio limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are

Eligible Securities. The Rule also requires the Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. (An Investment Restriction of the Fund further precludes the Portfolio from investing in securities maturing more than one year from the date of purchase.) Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolio will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.

    If the Trustees determine that it is no longer in the best interests of the MONEY MARKET PORTFOLIO and its shareholders to maintain a stable price of $1 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Portfolio of any such change.

    In the calculation of a Portfolio's net asset value (other than for the MONEY MARKET PORTFOLIO): (1) an equity security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or if applicable, the Sub-Advisor) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Portfolios' securities (other than securities of the MONEY MARKET PORTFOLIO) may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

    Listed options on securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE PORTFOLIOS AND SHAREHOLDERS
--------------------------------------------------------------------------------

    Each of the Portfolios is treated as a separate entity for federal tax purposes. Each of the Portfolios intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, each of the Portfolios will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. Each of the Portfolios generally intends to distribute sufficient income and gains so that each of the Portfolios will not pay corporate income tax on its earnings.

    Section 817(h) of the Internal Revenue Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each Portfolio intends to comply with these requirements.

    Information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance Contracts is contained in the accompanying prospectus for the applicable Contract.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Portfolios' shares are offered on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations are described above in the section titled "Principal Underwriter."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

    The annualized current yield of the MONEY MARKET PORTFOLIO, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account have a balance of one share at the beginning of the period, subtracting a hypothetical charge which reflects deductions from shareholder accounts (such as management fees), and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

    The MONEY MARKET PORTFOLIO'S annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as for the current yield), the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the based period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

    The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the MONEY MARKET PORTFOLIO in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the MONEY MARKET PORTFOLIO and changes in interest rates on such investments, but also on changes in the Portfolio's expenses during the period.

    Yield information may be useful in reviewing the performance of the Money Market Portfolio and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Money Market Portfolio's yield fluctuates. Furthermore, the quoted yield does not reflect charges which may be imposed on the Contracts by the applicable Account and therefore is not equivalent to total return under a Contract. (For a description of such charges, see the Prospectus for the Contracts which accompanies the PROSPECTUS for the Fund.)

    The current yield of the MONEY MARKET PORTFOLIO for the seven days ending December 31, 1998 was 4.71%. The effective annual yield on 4.71% is 4.82%, assuming daily compounding.

    From time to time the Fund may quote the "yield" of each of the SHORT-TERM BOND PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO and the UTILITIES PORTFOLIO in advertising and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Portfolio's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income." The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Portfolio shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The "yield" of a Portfolio does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if quoted, would reduce the yield quoted. For the 30-day period ended December 31, 1998, the yield of the QUALITY INCOME PLUS PORTFOLIO, calculated pursuant to this formula, was 5.89%, the yield of the HIGH YIELD PORTFOLIO, calculated pursuant to this formula, was 14.45%, and the yield of the UTILITIES PORTFOLIO, calculated pursuant to this formula, was 2.64%. The SHORT-TERM BOND PORTFOLIO did not commence operations prior to the date of this STATEMENT OF ADDITIONAL INFORMATION.

    From time to time the Fund may quote the "total return" of each Portfolio in advertising and sales literature. A Portfolio's "average annual total return" represents an annualization of the Portfolio's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Portfolio's operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. However, average annual total return does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if quoted, would reduce the performance quoted. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result.

    The average annual total returns for the one, five and ten year periods ended December 31, 1998 were 5.18%, 5.00% and 5.38%, respectively, for the MONEY MARKET PORTFOLIO; 8.67%, 7.31% and 9.55%, respectively, for the QUALITY INCOME PLUS PORTFOLIO; -6.20%, 5.66% and 7.15%, respectively, for the HIGH YIELD PORTFOLIO; 30.45%, 22.25% and 19.54%, respectively, for the EQUITY PORTFOLIO; and 26.55%, 13.48% and 12.38%, respectively, for the STRATEGIST PORTFOLIO. The average annual total returns of the UTILITIES PORTFOLIO and the DIVIDEND GROWTH PORTFOLIO for the one and five year periods ended December 31, 1998 and for the period from March 1, 1990 (commencement of these Portfolios' operations) through December 31, 1998 were 23.76%, 14.89% and 14.42%, respectively, for the UTILITIES PORTFOLIO and 14.28%, 18.61% and 14.93%, respectively, for the DIVIDEND GROWTH PORTFOLIO. The average annual total returns of the CAPITAL GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO for one and five year periods ended December 31, 1998 and for the period from March 1, 1991 (commencement of these Portfolios' operations) through December 31, 1998 were 19.63%, 16.88% and 13.23%, respectively, for the CAPITAL GROWTH PORTFOLIO and 23.96%, 20.60% and 18.53%, respectively, for the EUROPEAN GROWTH PORTFOLIO. The average annual total returns of the GLOBAL DIVIDEND GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO for the one year period ended December 31, 1998 and for the period from February 23, 1994 (commencement of these Portfolios' operations) through December 31, 1998 were 12.53% and 13.06%, respectively, for the GLOBAL DIVIDEND GROWTH PORTFOLIO and -10.40% and -10.88%, respectively, for the PACIFIC GROWTH PORTFOLIO. The average annual total returns of the INCOME BUILDER PORTFOLIO for the year ended December 31, 1998 and for the period from January 21, 1997 (commencement of the Portfolio's operations) through December 31, 1998, were 3.21% and 12.79%, respectively. The SHORT-TERM BOND PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO did not commence operations prior to the date of this STATEMENT OF ADDITIONAL INFORMATION.

    The Fund quotes the "total return" of a Portfolio that has been in operation for less than one year on an non-annualized basis. The Fund may compute the aggregate total return of each of the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO (which commenced operations on May 18,
1998) and the SHORT-TERM BOND PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO (which did not commence operations prior to the date of this STATEMENT OF ADDITIONAL INFORMATION) for specified periods by determining the aggregate percentage rate that will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns of the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO for the period May 18, 1998 through December 31, 1998 were 12.20% and -1.90%, respectively. The Investment Manager had undertaken to assume all operating expenses of each of the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO until the earlier of April 30, 1999 or the attainment by the respective Portfolio of $50 million of net assets. The S&P 500 INDEX PORTFOLIO attained $50 million of net assets on January 5, 1999. Without the waiver of fees and assumption of expenses by the Investment Manager, the total returns of the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO would have been 12.00% and -2.20%, respectively.

    In addition to the foregoing, the Fund may advertise the total return of the Portfolios over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations similarly do not reflect the deduction of any charges which may be imposed on the Contracts by an Account. The Fund may also compute the aggregate total returns of the Portfolios for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any charges imposed on the Contracts by the applicable Account) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns of the MONEY MARKET PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO for the one, five and ten year periods ended December 31, 1998 were 5.18%, 27.63% and 68.82%, respectively, for the MONEY MARKET PORTFOLIO, 8.67%, 42.30% and 149.05%, respectively, for the QUALITY INCOME PLUS PORTFOLIO; -6.20%, 31.71% and 99.48%, respectively, for the HIGH YIELD PORTFOLIO, 30.45%, 173.01% and 495.72%, respectively, for the EQUITY PORTFOLIO; and 26.55%, 88.20% and 221.15%, respectively, for the STRATEGIST PORTFOLIO, the total returns of the UTILITIES PORTFOLIO and the DIVIDEND GROWTH PORTFOLIO for the one and five year periods ended December 31, 1998 and for the period from March 1, 1990 through December 31, 1998 were 23.76%, 100.17% and 228.72%, respectively, for the UTILITIES PORTFOLIO and 14.28%, 134.73% and 241.92%, respectively, for the DIVIDEND GROWTH PORTFOLIO, the total returns of the CAPITAL GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO for the one and five year periods ended December 31, 1998 and for the period from March 1, 1991 through December 31, 1998 were 19.63%, 118.08% and 164.73%, respectively, for the CAPITAL GROWTH PORTFOLIO and 23.96%, 155.15% and 278.84%, respectively, for the EUROPEAN GROWTH PORTFOLIO, the total returns of the GLOBAL DIVIDEND GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO for the one year period ended December 31, 1998 and for the period from February 23, 1994 through December 31, 1998 were 12.53% and 81.41%, respectively, for the GLOBAL DIVIDEND GROWTH PORTFOLIO and -10.40% and -42.80%, respectively, for the PACIFIC GROWTH PORTFOLIO, and the total returns of the INCOME BUILDER PORTFOLIO for the year ended December 31,

1998 and for the period from January 21, 1997 (commencement of the Portfolio's operations) through December 31, 1998, were 3.21% and 26.32%, respectively.

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of a Portfolio by adding 1 to the Portfolio's aggregate total return to date (expressed as a decimal) and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Portfolio of the Fund at inception of the Portfolio would have grown (or declined) to the following amounts at December 31, 1998:

                                                                                   INVESTMENT AT COMMENCEMENT OF
                                                                                           OPERATIONS OF
                                                                                  -------------------------------
NAME OF PORTFOLIO                                                                  $10,000    $50,000   $100,000
--------------------------------------------------------------------------------  ---------  ---------  ---------
Money Market Portfolio..........................................................     23,752    118,760    237,520
Quality Income Plus Portfolio...................................................     27,430    137,150    274,300
High Yield Portfolio............................................................     38,145    180,725    361,450
Utilities Portfolio.............................................................     32,872    164,360    328,720
Income Builder Portfolio........................................................     12,632     63,160    126,320
Dividend Growth Portfolio.......................................................     34,192    170,960    341,920
Capital Growth Portfolio........................................................     26,473    132,365    264,730
Global Dividend Growth Portfolio................................................     18,141     90,705    181,410
European Growth Portfolio.......................................................     37,884    189,420    378,840
Pacific Growth Portfolio........................................................      5,720     28,600     57,200
Equity Portfolio................................................................     98,646    493,230    986,460
S&P 500 Index Portfolio.........................................................     11,220     56,100    112,200
Competitive Edge "Best Ideas" Portfolio.........................................      9,810     49,050     98,100
Strategist Portfolio............................................................     36,669    183,345    366,690


    The Fund from time to time may also advertise the performance of the Portfolios relative to certain performance rankings and indexes compiled by recognized organizations.


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 1998 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                   * * * * *

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

                                                                 ANNUALIZED
PRINCIPAL                                                          YIELD
AMOUNT IN                                                        ON DATE OF       MATURITY
THOUSANDS                                                         PURCHASE          DATE             VALUE
--------------------------------------------------------------------------------------------------------------
            COMMERCIAL PAPER (68.4%)
            ALUMINUM (0.9%)
$  4,080    Aluminum Co. of America...........................     5.15    %      02/22/99        $  4,049,944
                                                                                                  ------------
            BANKING (2.5%)
  11,000    Bankers Trust Corp................................   5.69-5.76    01/11/99-03/08/99     10,936,279
                                                                                                  ------------
            CONSTRUCTION/AGRICULTURAL
            EQUIPMENT/TRUCKS (2.2%)
   9,750    Caterpillar Financial Services Corp...............   5.50-5.59    02/10/99-02/24/99      9,681,089
                                                                                                  ------------
            DIVERSIFIED FINANCIAL SERVICES (10.5%)
   9,450    Associates Corp. of North America.................   5.15-5.19    03/17/99-04/26/99      9,318,883
  20,530    General Electric Capital Corp.....................   5.11-5.68    01/22/99-04/27/99     20,381,474
  16,700    New Center Asset Trust............................   5.13-5.27    01/19/99-02/10/99     16,635,989
                                                                                                  ------------
                                                                                                    46,336,346
                                                                                                  ------------
            FINANCE - AUTOMOTIVE (17.2%)
  20,460    American Honda Finance Corp.......................   5.13-5.42    01/12/99-02/11/99     20,367,585
   6,150    Chrysler Financial Corp...........................     5.18           03/03/99           6,096,750
  15,800    Daimler-Benz North America Corp...................   5.10-5.13    03/24/99-04/28/99     15,592,938
  15,640    Ford Motor Credit Co..............................   4.89-5.61    02/03/99-05/14/99     15,442,280
  13,070    General Motors Acceptance Corp....................   5.26-5.52    01/14/99-01/26/99     13,034,291
   5,410    Toyota Motor Credit Corp..........................     5.27           01/15/99           5,399,060
                                                                                                  ------------
                                                                                                    75,932,904
                                                                                                  ------------
            FINANCE - CONSUMER (2.5%)
   6,000    Avco Financial Services, Inc......................     5.20           02/16/99           5,960,517
   5,000    Household Finance Corp............................     5.50           02/04/99           4,974,594
                                                                                                  ------------
                                                                                                    10,935,111
                                                                                                  ------------
            FINANCE - CORPORATE (3.1%)
   8,070    Ciesco, L.P.......................................   5.11-5.16    01/20/99-02/12/99      8,034,108
   5,950    CIT Group Holdings, Inc...........................   5.11-5.24    03/09/99-04/06/99      5,881,141
                                                                                                  ------------
                                                                                                    13,915,249
                                                                                                  ------------
            INSURANCE (3.9%)
  17,190    American General Finance Corp.....................   5.11-5.22    02/09/99-03/12/99     17,043,227
                                                                                                  ------------
            INTERNATIONAL BANKS (16.0%)
   4,460    Canadian Imperial Holdings Inc....................     5.25           02/02/99           4,439,464
   6,030    CommerzBank U.S. Finance Inc......................     5.45           01/06/99           6,025,461
   5,000    Dresdner U.S. Finance Inc.........................     5.52           01/08/99           4,994,740

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

                                                                 ANNUALIZED
PRINCIPAL                                                          YIELD
AMOUNT IN                                                        ON DATE OF       MATURITY
THOUSANDS                                                         PURCHASE          DATE             VALUE
--------------------------------------------------------------------------------------------------------------
$ 11,590    Internationale Nederlanden (U.S.) Funding Corp....   5.13-5.16 %  02/23/99-03/19/99   $ 11,481,370
  13,130    KFW International Finance Inc.....................   5.09-5.14    03/22/99-03/31/99     12,973,919
   5,000    Societe Generale N.A., Inc........................     5.40           01/21/99           4,985,278
   7,000    Toronto-Dominion Holdings USA Inc.................     5.13           03/10/99           6,933,029
  19,140    UBS Finance (DEL) Inc.............................   5.07-5.24    01/05/99-03/23/99     18,992,734
                                                                                                  ------------
                                                                                                    70,825,995
                                                                                                  ------------
            RENTAL/LEASING (1.1%)
   4,825    International Lease Finance Corp..................     5.67           01/13/99           4,816,219
                                                                                                  ------------
            RETAIL (4.5%)
  20,260    Sears Roebuck Acceptance Corp.....................   5.13-5.34    02/03/99-03/01/99     20,126,483
                                                                                                  ------------
            UTILITIES (4.0%)
  17,760    National Rural Utilities Cooperative Finance
              Corp............................................   5.08-5.43    01/28/99-03/30/99     17,599,706
                                                                                                  ------------

            TOTAL COMMERCIAL PAPER
            (AMORTIZED COST $302,198,552)......................................................    302,198,552
                                                                                                  ------------

            U.S. GOVERNMENT AGENCIES (21.1%)
   4,210    Federal Home Loan Banks...........................     4.94           04/05/99           4,157,015
  43,720    Federal Home Loan Mortgage Corp...................   4.86-5.14    02/08/99-08/30/99     43,092,534
  46,685    Federal National Mortgage Assoc...................   4.85-5.61    01/15/99-06/30/99     45,953,769
                                                                                                  ------------

            TOTAL U.S. GOVERNMENT AGENCIES
            (AMORTIZED COST $93,203,318).......................................................     93,203,318
                                                                                                  ------------

            SHORT-TERM BANK NOTES (7.2%)
            MAJOR BANKS
   3,300    BankBoston N.A....................................     5.64           01/12/99           3,300,000
   5,600    FCC National Bank.................................     5.07           04/13/99           5,600,000
   4,500    First Union National Bank.........................     5.65           01/20/99           4,500,000
   6,000    LaSalle National Bank.............................     5.19           01/07/99           6,000,000
   4,160    Mellon Bank, N.A..................................     5.18           03/09/99           4,160,000
   8,390    NationsBank, N.A..................................   5.05-5.12    02/18/99-03/11/99      8,390,000
                                                                                                  ------------

            TOTAL SHORT-TERM BANK NOTES
            (AMORTIZED COST $31,950,000).......................................................     31,950,000
                                                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

                                                                 ANNUALIZED
PRINCIPAL                                                          YIELD
AMOUNT IN                                                        ON DATE OF       MATURITY
THOUSANDS                                                         PURCHASE          DATE             VALUE
--------------------------------------------------------------------------------------------------------------
            CERTIFICATES OF DEPOSIT (3.4%)
            MAJOR BANKS
$  5,000    Chase Manhattan Bank..............................     5.12    %      02/25/99        $  5,000,000
  10,000    Mellon Bank, N.A..................................   5.13-5.68    01/04/99-02/01/99     10,000,000
                                                                                                  ------------

            TOTAL CERTIFICATES OF DEPOSIT
            (AMORTIZED COST $15,000,000).......................................................     15,000,000
                                                                                                  ------------

TOTAL INVESTMENTS
(AMORTIZED COST $442,351,870) (a).........................................................  100.1 %   442,351,870

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS............................................   (0.1)       (317,386)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 442,034,484
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

PRINCIPAL
AMOUNT IN                                                               COUPON         MATURITY
THOUSANDS                                                                RATE            DATE              VALUE
--------------------------------------------------------------------------------------------------------------------
             CORPORATE BONDS (64.6%)
             ACCIDENT & HEALTH INSURANCE (3.0%)
$  5,000     Liberty Mutual Insurance Co. - 144A*...................     7.875%        10/15/26         $  5,440,900
   5,000     Lumbermens Mutual Casualty - 144A*.....................     9.15          07/01/26            5,895,200
   5,000     Nationwide Financial Services, Inc.....................     8.00          03/01/27            5,390,100
                                                                                                        ------------
                                                                                                          16,726,200
                                                                                                        ------------
             AEROSPACE (2.7%)
   5,000     Boeing Co..............................................     7.95          08/15/24            5,969,400
   3,000     Lockheed Martin Corp...................................     7.70          06/15/08            3,383,820
   5,000     United Technologies Corp...............................     6.70          08/01/28            5,329,950
                                                                                                        ------------
                                                                                                          14,683,170
                                                                                                        ------------
             AIRLINES (0.9%)
   4,855     America West Airlines..................................     6.85          07/02/09            5,031,520
                                                                                                        ------------
             ALUMINUM (0.9%)
   5,000     Aluminum Co. of America................................     6.75          01/15/28            5,182,000
                                                                                                        ------------
             BOOKS/MAGAZINES (0.6%)
   3,000     Times Mirror Co........................................     6.61          09/15/27            3,173,160
                                                                                                        ------------
             BUILDING MATERIALS/DIY CHAINS (1.3%)
   7,000     Home Depot Real Estate Funding Corp. II - 144A*........     5.95          10/15/08            6,963,530
                                                                                                        ------------
             CONSTRUCTION/AGRICULTURAL
             EQUIPMENT/TRUCKS (0.7%)
   3,000     Caterpillar, Inc.......................................     9.375         08/15/11            3,851,670
                                                                                                        ------------
             CONSUMER ELECTRONICS/APPLIANCES (0.4%)
   1,000     Maytag Corp............................................     9.75          05/15/02            1,126,180
   1,000     Sony Corp. (Japan).....................................     6.125         03/04/03            1,026,770
                                                                                                        ------------
                                                                                                           2,152,950
                                                                                                        ------------
             CONSUMER SUNDRIES (1.0%)
   5,000     CPC International, Inc.................................     7.25          12/15/26            5,628,000
                                                                                                        ------------
             CONTRACT DRILLING (0.6%)
   3,000     Transocean Offshore Inc................................     8.00          04/15/27            3,291,810
                                                                                                        ------------
             DISCOUNT CHAINS (0.6%)
   2,932     Wal-Mart Stores, Inc...................................     7.49          06/21/07            3,200,436
                                                                                                        ------------
             DIVERSIFIED FINANCIAL SERVICES (3.4%)
   3,000     Ford Capital BV........................................     9.50          06/01/10            3,825,720
   5,000     Ford Motor Credit Corp.................................     7.75          03/15/05            5,518,900
   5,000     Household Finance Corp.................................     6.875         03/01/07            5,291,000
   4,000     Norwest Financial Inc..................................     7.875         02/15/02            4,266,480
                                                                                                        ------------
                                                                                                          18,902,100
                                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                                               COUPON         MATURITY
THOUSANDS                                                                RATE            DATE              VALUE
--------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED MANUFACTURING (2.0%)
$  5,000     Dresser Industries, Inc................................     7.60 %        08/15/96         $  5,808,850
   5,000     Tyco International Group S.A. (Luxembourg).............     7.00          06/15/28            5,024,950
                                                                                                        ------------
                                                                                                          10,833,800
                                                                                                        ------------
             ELECTRONIC PRODUCTION EQUIPMENT (0.9%)
   5,000     Applied Materials, Inc.................................     7.125         10/15/17            5,043,450
                                                                                                        ------------
             FOOD DISTRIBUTORS (0.6%)
   3,000     Sysco Corp.............................................     6.50          08/01/28            3,104,730
                                                                                                        ------------
             INDUSTRIAL SPECIALTIES (0.9%)
   5,000     Monsanto Co. - 144A*...................................     6.50          12/01/18            5,022,350
                                                                                                        ------------
             INTEGRATED OIL COMPANIES (0.6%)
   2,000     Enron Oil & Gas Co.....................................     6.00          12/15/08            1,973,220
     245     Mobil Corp.............................................     9.17          02/29/00              252,539
   1,000     Texaco Capital, Inc....................................     9.75          03/15/20            1,394,470
                                                                                                        ------------
                                                                                                           3,620,229
                                                                                                        ------------
             INVESTMENT BANKERS/BROKERS/SERVICES (2.8%)
   2,000     Bear Stearns Companies, Inc............................     8.75          03/15/04            2,228,580
   5,000     Donaldson Lufkin & Jenrette, Inc.......................     6.90          10/01/07            5,160,750
   2,000     Lehman Brothers Holdings, Inc..........................     8.75          03/15/05            2,201,220
   5,000     Lehman Brothers Holdings, Inc..........................     8.50          08/01/15            5,499,850
                                                                                                        ------------
                                                                                                          15,090,400
                                                                                                        ------------
             LIFE INSURANCE (2.1%)
   5,000     American General Finance Corp..........................     5.875         12/15/05            4,995,900
   3,000     Hartford Financial Services Group Inc..................     6.375         11/01/08            3,057,390
   3,000     Jackson National Life Insurance Co. - 144A*............     8.15          03/15/27            3,405,480
                                                                                                        ------------
                                                                                                          11,458,770
                                                                                                        ------------
             MAJOR BANKS (6.7%)
   5,000     BankBoston N.A.........................................     6.50          12/19/07            5,063,500
   2,000     Chase Manhattan Corp...................................     6.50          01/15/09            2,080,360
   5,000     First Bank N.A.........................................     8.35          11/01/04            5,623,400
   5,000     First Bank System......................................     7.625         05/01/05            5,481,250
   3,000     Mellon Bank N.A........................................     7.625         09/15/07            3,377,670
   5,000     NationsBank Corp.......................................     7.80          09/15/16            5,740,300
   5,000     State Street Boston Corp...............................     5.95          09/15/03            5,075,550
   2,000     Swiss Bank Corp........................................     7.375         07/15/15            2,135,820
   2,000     Wachovia Corp..........................................     6.375         04/15/03            2,058,820
                                                                                                        ------------
                                                                                                          36,636,670
                                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                                               COUPON         MATURITY
THOUSANDS                                                                RATE            DATE              VALUE
--------------------------------------------------------------------------------------------------------------------
             MAJOR PHARMACEUTICALS (1.2%)
$  5,000     Johnson & Johnson......................................     8.72 %        11/01/24         $  5,963,950
     593     Marion Merrell Corp....................................     9.11          08/01/05              665,246
                                                                                                        ------------
                                                                                                           6,629,196
                                                                                                        ------------
             MAJOR U.S. TELECOMMUNICATIONS (10.3%)
   5,000     360 DEG. Communications Co.............................     7.60          04/01/09            5,669,600
   3,500     Aliant Communications, Inc.............................     6.75          04/01/28            3,713,920
   5,000     AT&T Corp..............................................     8.35          01/15/25            5,730,900
   5,000     Frontier Corp..........................................     7.25          05/15/04            5,339,200
   5,000     GTE Corp...............................................     7.90          02/01/27            5,556,300
   5,000     GTE Corp...............................................     6.94          04/15/28            5,403,850
   2,000     GTE North, Inc. (Series H).............................     5.65          11/15/08            2,025,240
   2,000     Illinois Bell Telephone Co.............................     7.25          03/15/24            2,122,700
   5,000     Lucent Technologies Inc................................     7.25          07/15/06            5,553,300
   4,750     Sprint Capital Corp....................................     6.125         11/15/08            4,849,417
   5,000     Sprint Capital Corp....................................     6.875         11/15/28            5,198,300
   5,000     U.S. West Cap Funding, Inc.............................     6.875         07/15/28            5,334,400
                                                                                                        ------------
                                                                                                          56,497,127
                                                                                                        ------------
             MANAGED HEALTH CARE (0.2%)
   1,000     Kaiser Foundation Health Plan, Inc.....................     9.55          07/15/05            1,184,290
                                                                                                        ------------
             MEDICAL SPECIALTIES (0.9%)
   4,000     Becton Dickinson & Co..................................     8.70          01/15/25            4,706,600
                                                                                                        ------------
             MID - SIZED BANKS (0.6%)
   3,000     Old Kent Financial Corp................................     6.625         11/15/05            3,101,220
                                                                                                        ------------
             NATURAL GAS (0.9%)
   5,000     ONEOK Inc..............................................     6.875         10/01/28            4,958,950
                                                                                                        ------------
             OIL & GAS PRODUCTION (1.3%)
   2,000     Anadarko Petroleum Corp................................     7.73          09/15/96            2,091,640
   5,000     Kerr McGee Corp........................................     7.125         10/15/27            4,871,500
                                                                                                        ------------
                                                                                                           6,963,140
                                                                                                        ------------
             PACKAGED FOODS (0.3%)
   1,500     Kellogg Co.............................................     4.875         10/15/05            1,481,535
                                                                                                        ------------
             PRECIOUS METALS (1.0%)
   5,000     Barrick Gold Corp......................................     7.50          05/01/07            5,441,900
                                                                                                        ------------
             RAILROADS (1.9%)
   4,496     Burlington Northern Santa Fe Corp......................     7.33          06/23/10            4,888,341
   4,593     Burlington Northern Santa Fe Corp......................     7.97          01/01/15            5,304,785
                                                                                                        ------------
                                                                                                          10,193,126
                                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                                               COUPON         MATURITY
THOUSANDS                                                                RATE            DATE              VALUE
--------------------------------------------------------------------------------------------------------------------
             RESTAURANTS (0.2%)
$  1,000     McDonald's Corp........................................     8.875%        04/01/11         $  1,280,780
                                                                                                        ------------
             RETAIL (1.2%)
   5,000     May Department Stores Co...............................     7.625         08/15/13            5,671,700
   1,000     Penney (J.C.) Co., Inc.................................     9.75          06/15/21            1,128,860
                                                                                                        ------------
                                                                                                           6,800,560
                                                                                                        ------------
             SOFT DRINKS (1.4%)
   2,000     Coca-Cola Enterprises Inc..............................     8.50          02/01/22            2,491,520
   5,000     Coca-Cola Enterprises Inc..............................     6.75          01/15/38            5,133,450
                                                                                                        ------------
                                                                                                           7,624,970
                                                                                                        ------------
             TOBACCO (1.0%)
   5,000     Philip Morris Companies, Inc...........................     7.125         10/01/04            5,327,050
                                                                                                        ------------
             UTILITIES - ELECTRIC (9.5%)
   1,000     Chugach Electric Co....................................     9.14          03/15/22            1,169,890
   5,000     Florida Power & Light Co...............................     7.05          12/01/26            5,117,850
   3,000     National Rural Utilities Cooperative Finance Corp......     5.75          11/01/08            3,048,900
   2,903     Oglethorpe Power Co....................................     6.974         06/30/11            3,023,707
   3,500     Oklahoma Gas & Electric Co.............................     6.50          07/15/17            3,722,565
   5,000     Pennsylvania Power & Light Co..........................     7.70          10/01/09            5,702,700
   5,000     Potomac Electric Power Co..............................     7.25          07/01/23            5,122,000
   4,000     Public Service Electric & Gas..........................     7.375         03/01/14            4,104,520
   4,000     Puget Sound Energy Co..................................     7.02          12/01/27            4,220,800
   5,000     South Carolina Electric & Gas Co.......................     7.625         06/01/23            5,431,100
   3,000     Southern California Edison Co..........................     7.25          03/01/26            3,131,670
   1,000     Tampa Electric Co......................................     7.75          11/01/22            1,083,140
   2,000     United Utilities Corp. (United Kingdom)................     6.45          04/01/08            2,039,940
   5,000     Virginia Electric Power................................     7.25          02/01/23            5,150,350
                                                                                                        ------------
                                                                                                          52,069,132
                                                                                                        ------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $331,766,722).........................................................     353,856,521
                                                                                                        ------------

             U.S. GOVERNMENT & AGENCY OBLIGATIONS (30.4%)
       5     Federal Home Loan Mortgage Corp........................    11.50          05/01/19                5,455
   4,763     Federal Home Loan Mortgage Corp. PC Gold...............     6.00      10/01/23-11/01/27       4,704,480
   1,569     Federal Home Loan Mortgage Corp. PC Gold...............     8.50      01/01/22-12/01/24       1,641,792

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                                               COUPON         MATURITY
THOUSANDS                                                                RATE            DATE              VALUE
--------------------------------------------------------------------------------------------------------------------
$ 18,359     Federal National Mortgage Assoc........................     6.00 %    02/01/27-12/01/28    $ 18,124,208
     779     Federal National Mortgage Assoc........................     6.50      03/01/26-09/01/27         784,288
     170     Federal National Mortgage Assoc........................     7.00          10/01/27              173,776
     276     Federal National Mortgage Assoc........................     7.50          05/01/27              283,428
     762     Federal National Mortgage Assoc........................     9.00      06/01/21-02/01/25         805,706
  32,160     Government National Mortgage Assoc.....................     6.00      03/15/28-12/15/28      31,878,417
  22,438     Government National Mortgage Assoc.....................     6.50      08/15/27-09/15/28      22,654,969
   7,428     Government National Mortgage Assoc.....................     7.00      10/15/27-04/15/28       7,597,394
  14,694     Government National Mortgage Assoc.....................     7.50      04/15/24-09/15/27      15,148,289
  12,005     Government National Mortgage Assoc.....................     8.00      10/15/24-09/15/26      12,469,840
   3,104     Government National Mortgage Assoc.....................     8.50      01/15/17-03/01/28       3,290,332
   1,918     Government National Mortgage Assoc.....................     9.00      07/15/24-12/15/24       2,046,377
     160     Government National Mortgage Assoc.....................    10.00      05/15/16-04/15/19         174,866
   5,000     Tennessee Valley Authority.............................     7.85          06/15/44            5,345,500
  31,000     U.S. Treasury Bond.....................................     5.25          11/15/28           31,724,160
   7,000     U.S. Treasury Note.....................................     5.625         05/15/08            7,461,510
                                                                                                        ------------

             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (IDENTIFIED COST $164,778,031).........................................................     166,314,787
                                                                                                        ------------

             CANADIAN GOVERNMENT OBLIGATIONS (3.2%)
   5,000     Hydro-Quebec...........................................     9.50          11/15/30            6,971,450
   5,000     Ontario Hydro..........................................     6.10          01/30/08            5,214,150
   5,000     Province of New Brunswick..............................     7.625         06/29/04            5,531,350
                                                                                                        ------------

             TOTAL CANADIAN GOVERNMENT OBLIGATIONS
             (IDENTIFIED COST $15,584,920)..........................................................      17,716,950
                                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                                               COUPON         MATURITY
THOUSANDS                                                                RATE            DATE              VALUE
--------------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (0.4%)
             REPURCHASE AGREEMENT
$  2,220     The Bank of New York (dated 12/31/98; proceeds
               $2,221,323) (a) (IDENTIFIED COST $2,220,336).........     4.00 %        01/04/99         $  2,220,336
                                                                                                        ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $514,350,009) (b)........................................................   98.6 % $ 540,108,594

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    1.4       7,474,187
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 547,582,781
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

*   Resale is restricted to qualified institutional investors.
PC  Participation Certificate.
(a) Collateralized by $2,241,280 U.S. Treasury Note 6.75% due 06/30/99 valued at $2,264,743.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $26,857,410 and the aggregate gross unrealized depreciation is $1,098,825, resulting in net unrealized appreciation of $25,758,585.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

 PRINCIPAL
 AMOUNT IN                                                                        COUPON    MATURITY
 THOUSANDS                                                                         RATE       DATE       VALUE
------------------------------------------------------------------------------------------------------------------
             CORPORATE BONDS (94.4%)
             BROADCASTING (2.4%)
$     5,000  Jones International Networks Ltd..................................  11.75 %    07/01/05  $  4,000,000
      4,744  Mentus Media Corp. (Series B).....................................  12.00+     02/01/03     4,601,680
                                                                                                      ------------
                                                                                                         8,601,680
                                                                                                      ------------
             BROADCAST/MEDIA (4.1%)
        229  Brill Media Co., LLC (Series B)...................................   7.50      12/15/07         6,859
      8,000  Brill Media Co., LLC (Series B)...................................   7.50      12/15/07     7,120,000
      2,005  Spanish Broadcasting System, Inc..................................  12.50      06/15/02     2,225,550
      5,790  Tri-State Outdoor Media Group.....................................  11.00      05/15/08     5,761,050
                                                                                                      ------------
                                                                                                        15,113,459
                                                                                                      ------------
             CABLE TELEVISION (0.1%)
      3,750  Australis Holdings Ltd. (Australia) (a)...........................  15.00++    11/01/02       187,500
                                                                                                      ------------
             CASINO/GAMBLING (2.5%)
     10,000  Aladdin Gaming Holding (Series B).................................  13.50++    03/01/10     2,900,000
      7,000  Fitzgeralds Gaming Corp. (Series B)...............................  12.25      12/15/04     3,780,000
      2,500  Lady Luck Gaming Finance Corp.....................................  11.875     03/01/01     2,556,250
                                                                                                      ------------
                                                                                                         9,236,250
                                                                                                      ------------
             CELLULAR TELEPHONE (8.5%)
      4,500  American Cellular Corp. - 144A*...................................  10.50      05/15/08     4,455,000
      7,000  Clearnet Communications Inc. (Canada).............................  14.75++    12/15/05     6,020,000
      5,000  CTI Holdings S.A. (Argentina).....................................  11.50++    04/15/08     2,150,000
      1,800  Dobson/Sygnet Communications - 144A*..............................  12.25      12/15/08     1,800,000
      2,000  James Cable Partners L.P. (Series B)..............................  10.75      08/15/04     2,080,000
      7,920  McCaw International Ltd...........................................  13.00++    04/15/07     4,415,400
      8,000  Price Communication Cellular Holdings.............................  11.25+     08/15/08     7,600,000
      5,000  Triton PCS Inc....................................................  11.00++    05/01/08     2,337,500
                                                                                                      ------------
                                                                                                        30,857,900
                                                                                                      ------------
             COMPUTERS (1.1%)
      2,000  CHS Electronics, Inc..............................................   9.875     04/15/05     1,930,000
      1,800  Unisys Corp.......................................................  11.75      10/15/04     2,088,000
                                                                                                      ------------
                                                                                                         4,018,000
                                                                                                      ------------
             CONSUMER SPECIALTIES (0.6%)
      2,500  Samsonite Corp....................................................  10.75      06/15/08     2,175,000
                                                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                        COUPON    MATURITY
 THOUSANDS                                                                         RATE       DATE       VALUE
------------------------------------------------------------------------------------------------------------------
             CONSUMER SUNDRIES (1.5%)
$     3,000  J.B. Williams Holdings, Inc.......................................  12.00 %    03/01/04  $  3,105,000
      2,500  Windmere-Durable Holdings, Inc....................................  10.00      07/31/08     2,337,500
                                                                                                      ------------
                                                                                                         5,442,500
                                                                                                      ------------
             CONSUMER/BUSINESS SERVICES (5.4%)
      4,500  Anacomp, Inc. (Series B)..........................................  10.875     04/01/04     4,680,000
      2,500  CEX Holdings Inc. (Series B)......................................   9.625     06/01/08     2,300,000
      7,172  Comforce Corp. (Series B).........................................  15.00+     12/01/09     7,243,489
      3,250  Comforce Operating, Inc...........................................  12.00      12/01/07     3,250,000
      3,000  Entex Information Services, Inc. - 144A*..........................  12.50      08/01/06     2,100,000
                                                                                                      ------------
                                                                                                        19,573,489
                                                                                                      ------------
             CONTAINERS/PACKAGING (1.3%)
      2,000  Berry Plastics Corp...............................................  12.25      04/15/04     2,100,000
      2,500  Premier Graphics Inc. - 144A*.....................................  11.50      12/01/05     2,500,000
                                                                                                      ------------
                                                                                                         4,600,000
                                                                                                      ------------
             DIVERSIFIED MANUFACTURING (4.0%)
      3,000  High Voltage Engineering Corp.....................................  10.50      08/15/04     2,835,000
      3,000  Interlake Corp....................................................  12.00      11/15/01     3,240,000
      1,000  Interlake Corp....................................................  12.125     03/01/02     1,020,000
      3,000  J.B. Poindexter & Co., Inc........................................  12.50      05/15/04     2,880,000
      7,200  Jordan Industries, Inc. (Series B)................................  11.75++    04/01/09     4,572,000
                                                                                                      ------------
                                                                                                        14,547,000
                                                                                                      ------------
             ENERGY (1.3%)
      3,000  Transamerican Refining Corp. (Units)(++) - 144A*..................  16.00      06/30/03     2,655,000
      2,100  Transamerican Refining Corp. - 144A*..............................  15.00      12/01/03     2,027,655
                                                                                                      ------------
                                                                                                         4,682,655
                                                                                                      ------------
             FINANCE COMPANIES (2.2%)
      4,000  General Electric Capital Corp.....................................  15.00      01/21/99     4,016,120
      4,000  IBM Credit Corp...................................................  15.00      02/02/99     4,027,680
                                                                                                      ------------
                                                                                                         8,043,800
                                                                                                      ------------
             FOOD CHAINS (1.1%)
        500  Big V Supermarkets, Inc. (Series B)...............................  11.00      02/15/04       505,000
      2,875  Pantry, Inc.......................................................  10.25      10/15/07     3,004,375
        515  Pueblo Xtra International, Inc. (Series C)........................   9.50      08/01/03       491,825
                                                                                                      ------------
                                                                                                         4,001,200
                                                                                                      ------------
             FOOD DISTRIBUTORS (0.7%)
      2,500  Fleming Companies, Inc............................................  10.625     12/15/01     2,525,000
                                                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                        COUPON    MATURITY
 THOUSANDS                                                                         RATE       DATE       VALUE
------------------------------------------------------------------------------------------------------------------
             FOODS & BEVERAGES (5.9%)
$     2,000  General Mills, Inc................................................  15.00 %    01/29/99  $  2,012,360
     12,400  Pepsico, Inc......................................................  15.00      08/06/99    13,140,156
      2,500  Sparkling Spring Water (Canada)...................................  11.50      11/15/07     2,425,000
     17,750  Specialty Foods Acquisition Corp. (Series B)......................  13.00++    08/15/05     3,727,500
                                                                                                      ------------
                                                                                                        21,305,016
                                                                                                      ------------
             HEALTHCARE (3.3%)
      2,500  Pediatric Services of America, Inc. (Series A)....................  10.00      04/15/08     1,775,000
      2,500  Unilab Corp.......................................................  11.00      04/01/06     2,593,750
      6,000  Unison Healthcare Corp. - 144A* (b)...............................  12.25      11/01/06     2,790,000
      3,000  Universal Hospital Services, Inc..................................  10.25      03/01/08     2,670,000
      2,500  Vencor Operating, Inc.............................................   9.875     05/01/05     2,075,000
                                                                                                      ------------
                                                                                                        11,903,750
                                                                                                      ------------
             HOTELS/RESORTS (7.8%)
      4,500  Bluegreen Corp. (Series B)........................................  10.50      04/01/08     4,050,000
      9,000  Epic Resorts LLC (Series B).......................................  13.00      06/15/05     8,820,000
      7,500  Motels of America, Inc. (Series B)................................  12.00      04/15/04     6,300,000
      6,000  Premier Cruises Ltd. - 144A*......................................  11.00      03/15/08     2,700,000
      6,770  Resort At Summerlin (Series B)....................................  13.00+     12/15/07     6,567,100
                                                                                                      ------------
                                                                                                        28,437,100
                                                                                                      ------------
             INDUSTRIAL SPECIALTIES (1.7%)
     12,000  International Semi-Tech Microelectronics, Inc. (Canada)...........  11.50++    08/15/03     1,320,000
      2,000  International Wire Group, Inc.....................................  11.75      06/01/05     2,105,000
      3,000  Outsourcing Services Group, Inc. - 144A*..........................  10.875     03/01/06     2,850,000
                                                                                                      ------------
                                                                                                         6,275,000
                                                                                                      ------------
             MAJOR U.S. TELECOMMUNICATIONS (4.1%)
      4,000  Caprock Communications Corp. (Series B)...........................  12.00      07/15/08     3,800,000
      4,000  Covad Communications Group (Series B).............................  13.50++    03/15/08     2,400,000
      2,000  GST Telecommunications, Inc. - 144A*..............................  10.50++    05/01/08       960,000
      2,500  NEXTLINK Communications, Inc......................................   9.00      03/15/08     2,318,750
      4,000  Onepoint Communications Corp. - 144A*.............................  14.50      06/01/08     2,160,000
      4,000  Startec Global Communications Corp................................  12.00      05/15/08     3,480,000
                                                                                                      ------------
                                                                                                        15,118,750
                                                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED


 PRINCIPAL
 AMOUNT IN                                                                        COUPON    MATURITY
 THOUSANDS                                                                         RATE       DATE       VALUE
------------------------------------------------------------------------------------------------------------------
             OFFICE EQUIPMENT/SUPPLIES (1.1%)
$     4,500  Mosler, Inc.......................................................  11.00 %    04/15/03  $  4,005,000
                                                                                                      ------------
             OIL/GAS TRANSMISSION (0.3%)
      2,500  Northern Offshore ASA - 144A* (Norway)............................  10.00      05/15/05     1,300,000
                                                                                                      ------------
             OTHER CONSUMER SERVICES (1.0%)
      5,000  Source Media, Inc.................................................  12.00      11/01/04     3,750,000
                                                                                                      ------------
             OTHER TELECOMMUNICATIONS (1.8%)
      2,000  Esprit Telecom Group PLC (United Kingdom).........................  11.50      12/15/07     2,070,000
        500  Esprit Telecom Group PLC (United Kingdom).........................  10.875     06/15/08       505,000
      4,000  Transtel Pass-Thru Trust - 144A*..................................  12.50      11/01/07     1,760,000
      2,500  Versatel Telecom BV - 144A* (Netherlands) (Units)(++).............  13.25      05/15/08     2,500,000
                                                                                                      ------------
                                                                                                         6,835,000
                                                                                                      ------------
             PACKAGED FOODS (1.4%)
      6,330  Envirodyne Industries, Inc........................................  10.25      12/01/01     5,253,900
                                                                                                      ------------
             PRINTING/PUBLISHING (0.3%)
      1,032  United States Banknote Corp.......................................  10.375     06/01/02     1,042,320
                                                                                                      ------------
             RESTAURANTS (3.8%)
     20,351  American Restaurant Group Holdings, Inc. - 144A* (c)..............   0.00      12/15/05     6,003,633
      5,000  FRD Acquisition Corp. (Series B)..................................  12.50      07/15/04     5,350,000
      6,000  Planet Hollywood International, Inc...............................  12.00      04/01/05     2,340,000
                                                                                                      ------------
                                                                                                        13,693,633
                                                                                                      ------------
             TELECOMMUNICATION EQUIPMENT (3.7%)
      9,000  FWT, Inc..........................................................   9.875     11/15/07     5,400,000
      7,000  SBA Communications Corp...........................................  12.00++    03/01/08     4,060,000
      8,000  Spectrasite Holdings, Inc. - 144A*................................  12.00++    07/15/08     4,080,000
                                                                                                      ------------
                                                                                                        13,540,000
                                                                                                      ------------
             TELECOMMUNICATIONS (12.4%)
      7,000  21st Century Telecom Group, Inc...................................  12.25++    02/15/08     2,940,000
      6,500  Birch Telecom Inc. - 144A* (Units)(++)............................  14.00      06/15/08     5,980,000
      5,000  e. Spire Communications, Inc......................................  13.75      07/15/07     4,900,000
      5,000  Facilicom International (Series B)................................  10.50      01/15/08     4,050,000
     10,500  Firstworld Communications, Inc....................................  13.00++    04/15/08     3,360,000
      3,000  GST Equipment Funding, Inc........................................  13.25      05/01/07     3,150,000
      4,000  Hyperion Telecommunication, Inc. (Series B).......................  13.00++    04/15/03     2,860,000


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                        COUPON    MATURITY
 THOUSANDS                                                                         RATE       DATE       VALUE
------------------------------------------------------------------------------------------------------------------
$     2,000  Hyperion Telecommunication, Inc. (Series B).......................  12.25 %    09/01/04  $  2,030,000
     28,500  In-Flight Phone Corp. (Series B) (d)..............................  14.00      05/15/02     3,420,000
      2,500  Level 3 Communications, Inc.......................................   9.125     05/01/08     2,481,250
      4,000  Optel Inc. (Series B).............................................  11.50      07/01/08     3,920,000
      2,500  Primus Telecommunication Group, Inc. (Series B)...................   9.875     05/15/08     2,387,500
      5,000  Winstar Communications, Inc.......................................  14.00++    10/15/05     3,612,500
                                                                                                      ------------
                                                                                                        45,091,250
                                                                                                      ------------
             TRANSPORTATION (0.5%)
      6,000  Alpha Shipping PLC (Series A) (United Kingdom)....................   9.50      02/15/08     1,740,000
                                                                                                      ------------
             WIRELESS COMMUNICATIONS (8.5%)
      7,000  Advanced Radio Telecom Corp. (Units)(++)..........................  14.00      02/15/07     5,460,000
      4,500  AMSC Acquisition Co., Inc. (Series B).............................  12.25      04/01/08     2,790,000
     11,000  CellNet Data Systems Inc..........................................  14.00++    10/01/07     3,080,000
      2,000  Echostar DBS Corp.................................................  12.50      07/01/02     2,310,000
      5,000  Globalstar LP/Capital Corp........................................  10.75      11/01/04     3,600,000
      3,659  Orbcomm Global LP/Capital Corp. (Series B)........................  14.00      08/15/04     3,768,770
      4,000  Star Choice Communications, Inc. (Canada).........................  13.00      12/15/05     4,020,000
      5,000  TCI Satellite Entertainment Corp..................................  12.25++    02/15/07     1,150,000
      4,500  USA Mobile Communications Holdings, Inc...........................  14.00      11/01/04     4,635,000
                                                                                                      ------------
                                                                                                        30,813,770
                                                                                                      ------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $410,285,354).........................................................   343,709,922
                                                                                                      ------------

 NUMBER OF
  SHARES
-----------
             COMMON STOCKS (e) (0.9%)
             BROADCASTING (0.5%)
    134,374  Price Communications Corp............................................................     1,738,464
                                                                                                    ------------
             CASINO/GAMBLING (0.0%)
      2,000  Fitzgerald Gaming Corp...............................................................         4,000
                                                                                                    ------------
             FOODS & BEVERAGES (0.0%)
    120,000  Specialty Foods Acquisition Corp. - 144A*............................................       120,000
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
             HOTELS/RESORTS (0.0%)
      2,000  Motels of America, Inc. - 144A*......................................................  $      2,149
     71,890  Vagabond Inns, Inc. (Class D) (a)....................................................       --
                                                                                                    ------------
                                                                                                           2,149
                                                                                                    ------------
             MOTOR VEHICLES (0.0%)
         87  Northern Holdings Industrial Corp. * (c).............................................       --
                                                                                                    ------------
             RESTAURANTS (0.0%)
      7,750  American Restaurant Group Holdings, Inc. - 144A*.....................................       --
                                                                                                    ------------
             RETAIL - MERCHANDISING (0.3%)
  1,229,412  County Seat Store Corp. (c)..........................................................     1,037,624
                                                                                                    ------------
             TEXTILES (0.1%)
    298,461  U.S. Leather, Inc. (c)...............................................................       447,691
                                                                                                    ------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $18,427,800)........................................................     3,349,928
                                                                                                    ------------

             PREFERRED STOCKS (0.4%)
             ENERGY (0.0%)
     47,266  Transcontinental Refining Corp.* (Conv.) (Class B)...................................         2,836
     25,996  Transcontinental Refining Corp.* (Conv.) (Class C)...................................         1,560
     68,535  Transcontinental Refining Corp.* (Conv.) (Class D)...................................         4,112
    141,797  Transcontinental Refining Corp.* (Conv.) (Class E)...................................         8,508
     84,000  Transcontinental Refining Corp.* (Conv.).............................................        57,120
                                                                                                    ------------
                                                                                                          74,136
                                                                                                    ------------
             RESTAURANTS (0.4%)
      1,500  American Restaurant Group Holdings, Inc. (Series B)..................................     1,500,000
                                                                                                    ------------

             TOTAL PREFERRED STOCKS
             (IDENTIFIED COST $1,574,214).........................................................     1,574,136
                                                                                                    ------------

 NUMBER OF                                                                              EXPIRATION
 WARRANTS                                                                                  DATE
-----------                                                                             ----------
             WARRANTS (e) (0.1%)
             AEROSPACE (0.0%)
      1,500  Sabreliner Corp. - 144A*.................................................   04/15/03         15,000
                                                                                                    ------------
             BROADCASTING (0.0%)
     12,523  Mentus Media Corp. - 144A*...............................................   02/01/08            295
                                                                                                    ------------
             CASINO/GAMBLING (0.0%)
    100,000  Aladdin Gaming Enterprises - 144A*.......................................   03/01/10          1,035
      3,500  Fitzgeralds South Inc. - 144A*...........................................   03/15/99        --
                                                                                                    ------------
                                                                                                           1,035
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 NUMBER OF                                                                              EXPIRATION
 WARRANTS                                                                                  DATE        VALUE
----------------------------------------------------------------------------------------------------------------
             CONSUMER/BUSINESS SERVICES (0.0%)
     42,250  Comforce Corp. - 144A*...................................................   12/01/09   $        422
                                                                                                    ------------
             ENERGY (0.0%)
     39,665  Gothic Energy Corp. - 144A*..............................................   05/01/05            397
                                                                                                    ------------
             HOTELS/RESORTS (0.0%)
      9,000  Epic Resorts LLC - 144A*.................................................   06/15/05        --
      6,000  Resort At Summerlin - 144A*..............................................   12/15/07        --
                                                                                                    ------------
                                                                                                         --
                                                                                                    ------------
             MAJOR U.S. TELECOMMUNICATIONS (0.0%)
      4,000  Covad Communications Group - 144A*.......................................   03/15/08        --
      4,000  Onepoint Communications Corp. - 144A*....................................   06/01/08        --
      4,000  Startec Global Communications Corp. - 144A*..............................   05/15/08        --
                                                                                                    ------------
                                                                                                         --
                                                                                                    ------------
             RESTAURANTS (0.0%)
      1,500  American Restaurant Group Holdings, Inc. - 144A*.........................   08/15/00        --
                                                                                                    ------------
             TELECOMMUNICATIONS (0.0%)
     10,500  Firstworld Communications, Inc. - 144A*..................................   04/15/08            105
                                                                                                    ------------
             WIRELESS COMMUNICATIONS (0.1%)
      4,500  American Mobile Satellite Corp. - 144A*..................................   04/01/08        --
     92,640  Star Choice Communications, Inc. - 144A* (Canada)........................   12/15/05        157,648
                                                                                                    ------------
                                                                                                         157,648
                                                                                                    ------------

             TOTAL WARRANTS
             (IDENTIFIED COST $198,593)...........................................................       174,902
                                                                                                    ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             SHORT-TERM INVESTMENTS (2.2%)
             U.S. GOVERNMENT AGENCY (f) (2.1%)
$     7,700  Federal Home Loan Mortgage Corp. 4.50% due 01/04/99 (AMORTIZED COST $7,697,112)......     7,697,112
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENT (0.1%)
$       183  The Bank of New York 4.00% due 01/04/99 (dated 12/31/98; proceeds $182,710) (g)
               (IDENTIFIED COST $182,690).........................................................  $    182,690
                                                                                                    ------------

             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $7,879,802).........................................................     7,879,802
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $438,365,763) (h)........................................................   98.0 %   356,688,690

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    2.0       7,390,214
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 364,078,904
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

 *   Resale is restricted to qualified institutional investors.
(++) Consists of one or more class of securities traded together as a unit;
     bonds or preferred stocks with attached warrants.
 +   Payment-in-kind security.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a)  Issuer in bankruptcy.
(b)  Non-income producing security; bond in default.
(c)  Acquired through exchange offer.
(d)  Non-income producing security; issuer in bankruptcy.
(e)  Non-income producing securities.
(f) Security was purchased on a discount basis. The interst rate shown has been adjusted to reflect a money market equivalent yield.
(g) Collateralized by $180,042 U.S. Treasury Note 5.875% due 02/15/00 valued at $186,344.
(h) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $6,224,932 and the aggregate gross unrealized depreciation is $87,902,005, resulting in net unrealized depreciation of $81,677,073.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (86.6%)
           ELECTRIC UTILITIES (42.4%)
  85,000   AES Corp.*.............................................................................  $  4,026,875
 210,000   Baltimore Gas & Electric Co............................................................     6,483,750
 135,000   Carolina Power & Light Co..............................................................     6,353,437
 130,000   Central & South West Corp..............................................................     3,566,875
 215,865   CINergy Corp...........................................................................     7,420,359
 215,000   CMS Energy Corp........................................................................    10,414,062
 130,000   Consolidated Edison, Inc...............................................................     6,873,750
 337,500   DPL, Inc...............................................................................     7,298,437
 212,500   DQE, Inc...............................................................................     9,336,719
 130,000   DTE Energy Co..........................................................................     5,573,750
 141,216   Duke Energy Corp.......................................................................     9,046,650
 130,000   Edison International...................................................................     3,623,750
 110,000   Energy East Corp.......................................................................     6,215,000
 175,000   Entergy Corp...........................................................................     5,446,875
 130,000   FPL Group, Inc.........................................................................     8,011,250
 150,000   GPU, Inc...............................................................................     6,628,125
 125,000   Hawaiian Electric Industries, Inc......................................................     5,031,250
 200,000   Houston Industries Inc.................................................................     6,425,000
 215,000   Illinova Corp..........................................................................     5,375,000
 225,000   IPALCO Enterprises, Inc................................................................    12,445,312
 120,000   Kansas City Power & Light Co...........................................................     3,555,000
  39,200   Metzler Group, Inc. (The)*.............................................................     1,906,100
 125,000   Montana Power Co.......................................................................     7,070,312
 195,000   New Century Energies, Inc..............................................................     9,506,250
 115,000   New England Electric System............................................................     5,534,375
 320,000   NIPSCO Industries, Inc.................................................................     9,740,000
 100,000   OGE Energy Corp........................................................................     2,893,750
 280,000   PacifiCorp.............................................................................     5,897,500
 220,000   Pinnacle West Capital Corp.............................................................     9,322,500
  55,000   Potomac Electric Power Co..............................................................     1,447,188
 210,000   Public Service Company of New Mexico...................................................     4,291,875
 115,000   Public Service Enterprise Group, Inc...................................................     4,600,000
 215,000   SCANA Corp.............................................................................     6,933,750
 275,000   Southern Co............................................................................     7,992,188
 161,500   Texas Utilities Co.....................................................................     7,540,031
 110,000   USEC Inc...............................................................................     1,526,250
 190,000   Western Resources, Inc.................................................................     6,317,500
 200,000   Wisconsin Energy Corp..................................................................     6,287,500
                                                                                                    ------------
                                                                                                     237,958,295
                                                                                                    ------------
           NATURAL GAS (7.7%)
 153,625   Burlington Resources, Inc..............................................................     5,501,695
 220,460   El Paso Energy Corp....................................................................     7,674,764

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
 198,250   Enron Corp.............................................................................  $ 11,312,641
 250,000   Questar Corp...........................................................................     4,843,750
 140,000   Sempra Energy..........................................................................     3,552,500
 325,000   Williams Companies, Inc................................................................    10,135,938
                                                                                                    ------------
                                                                                                      43,021,288
                                                                                                    ------------
           TELECOMMUNICATIONS (36.5%)
 115,000   AirTouch Communications, Inc.*.........................................................     8,294,375
 221,932   ALLTEL Corp............................................................................    13,274,308
 130,000   AT&T Corp..............................................................................     9,782,500
 200,000   BCE, Inc. (Canada).....................................................................     7,587,500
 154,320   Bell Atlantic Corp.....................................................................     8,767,305
 190,000   Cable & Wireless PLC (ADR) (United Kingdom)............................................     6,982,500
 202,500   Century Telephone Enterprises, Inc.....................................................    13,668,750
 260,000   Ericsson (L.M.) Telephone Co. (Class B) (ADR) (Sweden).................................     6,207,500
  91,100   Esat Telecom Group PLC (ADR) (Ireland)*................................................     3,427,638
 160,000   Frontier Corp..........................................................................     5,440,000
 140,000   GTE Corp...............................................................................     9,441,250
  33,984   Lucent Technologies Inc................................................................     3,738,240
 384,109   MCI WorldCom, Inc.*....................................................................    27,559,821
 105,000   MediaOne Group, Inc.*..................................................................     4,935,000
 173,254   Qwest Communications International, Inc.*..............................................     8,651,872
 408,946   SBC Communications, Inc................................................................    21,929,729
 120,000   Sprint Corp. (FON Group)...............................................................    10,095,000
  60,000   Sprint Corp. (PCS Group)*..............................................................     1,387,500
  65,000   Tele Danmark AS (ADR) (Denmark)........................................................     4,411,875
  50,000   Tele-Communications, Inc. (Class A)*...................................................     2,765,625
 120,000   Telecom Corp. of New Zealand Ltd. (ADR) (New Zealand)..................................     4,282,500
  80,000   Telefonos de Mexico S.A. (Series L) (ADR) (Mexico).....................................     3,895,000
 130,000   Telephone & Data Systems, Inc..........................................................     5,841,875
  51,500   Telstra Corp. Ltd. (ADR) (Australia)*..................................................     4,776,625
 112,867   U.S. West, Inc.........................................................................     7,294,030
                                                                                                    ------------
                                                                                                     204,438,318
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $265,936,016).........................................................   485,417,901
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                      VALUE
--------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (8.3%)
           ELECTRIC UTILITIES (5.6%)
$  2,250   Consumers Energy Co.
             6.875% due 03/01/18..........................................................  $  2,275,020
   2,000   Empresa Nacional de Electricidad Chile
             8.125% due 02/01/97..........................................................     1,594,580
   2,250   Florida Power & Light Co.
             7.05% due 12/01/26...........................................................     2,303,033
   3,000   Illinois Power Co.
             8.75% due 07/01/21...........................................................     3,187,890
   3,000   Indianapolis Power Co.
             7.05% due 02/01/24...........................................................     3,075,030
   2,000   National Rural Utilities Cooperative Finance Corp.
             5.75% due 11/01/08...........................................................     2,032,600
   2,500   Niagara Mohawk Power Corp.
             8.00% due 06/01/04...........................................................     2,750,650
   1,500   Northern States Power Co.
             6.50% due 03/01/28...........................................................     1,583,385
   3,000   Public Service Electric & Gas Co.
             7.00% due 09/01/24...........................................................     3,057,510
   2,000   South Carolina Electric & Gas Co.
             7.625% due 06/01/23..........................................................     2,172,440
   2,000   Southwestern Public Service
             8.50% due 02/15/25...........................................................     2,338,500
   5,000   Wisconsin Electric Power Co.
             7.125% due 03/15/16..........................................................     5,168,000
                                                                                            ------------
                                                                                              31,538,638
                                                                                            ------------
           NATURAL GAS (1.0%)
   3,000   Coastal Corp.
             7.75% due 10/15/35...........................................................     3,216,000
   2,000   Panhandle Eastern Corp.
             8.625% due 04/15/25..........................................................     2,310,220
                                                                                            ------------
                                                                                               5,526,220
                                                                                            ------------
           TELECOMMUNICATIONS (1.7%)
   2,000   360 DEG. Communications Co.
             6.65% due 01/15/08...........................................................     2,119,320
   2,000   GTE Corp.
             7.90% due 02/01/27...........................................................     2,222,520
   2,000   GTE North Inc.
             5.65% due 11/15/08...........................................................     2,025,240
     500   LCI International, Inc.
             7.25% due 06/15/07...........................................................       509,060
   2,000   Sprint Corp.
             9.25% due 04/15/22...........................................................     2,599,660
                                                                                            ------------
                                                                                               9,475,800
                                                                                            ------------
           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $43,862,125)..................................................    46,540,658
                                                                                            ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                      VALUE
--------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT AGENCY (0.2%)
$  1,250   Tennessee Valley Authority (Series 95-A) 8.00% due 03/31/45
             (IDENTIFIED COST $1,250,000).................................................  $  1,309,375
                                                                                            ------------

           SHORT-TERM INVESTMENTS (4.5%)
           U.S. GOVERNMENT AGENCY (a) (4.5%)
  25,300   Student Loan Marketing Assoc. 4.28% due 01/04/99 (AMORTIZED COST $25,290,976)..........    25,290,976
                                                                                                    ------------

           REPURCHASE AGREEMENT (0.0%)
     121   The Bank of New York 4.00% due 01/04/99 (dated 12/31/98; proceeds $120,919) (b)
             (IDENTIFIED COST $120,865)...........................................................       120,865
                                                                                                    ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $25,411,841)..........................................................    25,411,841
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $336,459,982) (c)........................................................   99.6 %   558,679,775

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.4       2,123,058
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 560,802,833
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $119,113 U.S. Treasury Note 5.875% due 02/15/00 valued at $123,282.
(c) The aggregate cost for federal income tax purposes aproximates identified cost. The aggregate gross unrealized appreciation is $223,778,243 and the aggregate gross unrealized depreciation is $1,558,450, resulting in net unrealized appreciation of $222,219,793.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

NUMBER OF
 SHARES                                                                                                 VALUE
-----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (46.2%)
           ACCIDENT & HEALTH INSURANCE (0.8%)
  20,000   Torchmark Corp..........................................................................  $    706,250
                                                                                                     ------------
           APPAREL (0.8%)
  28,500   Kellwood Co.............................................................................       712,500
                                                                                                     ------------
           AUTO PARTS: O.E.M. (1.7%)
  18,000   Dana Corp...............................................................................       735,750
  12,700   Johnson Controls, Inc...................................................................       749,300
                                                                                                     ------------
                                                                                                        1,485,050
                                                                                                     ------------
           BUILDING MATERIALS (1.6%)
  11,000   Armstrong World Industries, Inc.........................................................       663,437
   5,500   Vulcan Materials Co.....................................................................       723,594
                                                                                                     ------------
                                                                                                        1,387,031
                                                                                                     ------------
           CONSUMER ELECTRONICS/APPLIANCES (0.8%)
  13,000   Whirlpool Corp..........................................................................       719,875
                                                                                                     ------------
           CONSUMER SUNDRIES (0.8%)
  17,000   American Greetings Corp. (Class A)......................................................       698,062
                                                                                                     ------------
           CONTAINERS/PACKAGING (0.8%)
  23,000   Crown Cork & Seal Co., Inc..............................................................       708,687
                                                                                                     ------------
           DIVERSIFIED FINANCIAL SERVICES (0.3%)
   3,600   Providian Financial Corp................................................................       270,000
                                                                                                     ------------
           ELECTRIC UTILITIES: EAST (0.8%)
  17,000   Public Service Enterprise Group, Inc....................................................       680,000
                                                                                                     ------------
           ELECTRIC UTILITIES: SOUTH (0.8%)
  21,500   Houston Industries Inc..................................................................       690,687
                                                                                                     ------------
           FINANCE COMPANIES (2.6%)
  18,000   Associates First Capital Corp. (Class A)................................................       762,750
  10,000   Fannie Mae..............................................................................       740,000
  16,000   SLM Holding Corp........................................................................       768,000
                                                                                                     ------------
                                                                                                        2,270,750
                                                                                                     ------------
           FINANCIAL SERVICES (0.1%)
     967   Waddell & Reed Financial, Inc. (Class A)................................................        22,906
   4,163   Waddell & Reed Financial, Inc. (Class B)................................................        96,790
                                                                                                     ------------
                                                                                                          119,696
                                                                                                     ------------
           FOOD DISTRIBUTORS (0.9%)
  27,000   Supervalu, Inc..........................................................................       756,000
                                                                                                     ------------

NUMBER OF
 SHARES                                                                                                 VALUE
-----------------------------------------------------------------------------------------------------------------
           HOME BUILDING (0.8%)
  21,000   Fleetwood Enterprises, Inc..............................................................  $    729,750
                                                                                                     ------------
           HOSPITAL/NURSING MANAGEMENT (0.4%)
  22,600   LTC Properties, Inc.....................................................................       375,725
                                                                                                     ------------
           LIFE INSURANCE (1.2%)
   2,084   Aegon N.V. (ARS) (Netherlands)..........................................................       254,769
  10,000   Jefferson-Pilot Corp....................................................................       750,000
                                                                                                     ------------
                                                                                                        1,004,769
                                                                                                     ------------
           MAJOR BANKS (0.8%)
  23,000   KeyCorp.................................................................................       736,000
                                                                                                     ------------
           MAJOR CHEMICALS (2.4%)
   7,500   Dow Chemical Co.........................................................................       682,031
  26,500   Hercules, Inc...........................................................................       725,437
  22,500   Rohm & Haas Co..........................................................................       677,812
                                                                                                     ------------
                                                                                                        2,085,280
                                                                                                     ------------
           MAJOR PHARMACEUTICALS (0.8%)
  13,000   Schering-Plough Corp....................................................................       718,250
                                                                                                     ------------
           MAJOR U.S. TELECOMMUNICATIONS (3.3%)
  10,000   AT&T Corp...............................................................................       752,500
  12,300   Bell Atlantic Corp......................................................................       698,794
  10,500   GTE Corp................................................................................       708,094
  11,500   U.S. West, Inc..........................................................................       743,187
                                                                                                     ------------
                                                                                                        2,902,575
                                                                                                     ------------
           MEAT/POULTRY/FISH (0.8%)
  22,000   Hormel Foods Corp.......................................................................       720,500
                                                                                                     ------------
           MID - SIZED BANKS (1.8%)
  34,000   First Security Corp.....................................................................       792,625
  20,500   First Tennessee National Corp...........................................................       779,000
                                                                                                     ------------
                                                                                                        1,571,625
                                                                                                     ------------
           MOTOR VEHICLES (2.5%)
   7,829   DaimlerChrysler AG (Germany)*...........................................................       752,073
  12,700   Ford Motor Co...........................................................................       745,331
  10,100   General Motors Corp.....................................................................       722,781
                                                                                                     ------------
                                                                                                        2,220,185
                                                                                                     ------------
           MULTI-LINE INSURANCE (0.8%)
   8,800   Lincoln National Corp...................................................................       719,950
                                                                                                     ------------
           MULTI-SECTOR COMPANIES (0.8%)
  21,000   Tenneco, Inc............................................................................       715,313
                                                                                                     ------------
           NATURAL GAS DISTRIBUTION (0.8%)
  13,000   Consolidated Natural Gas Co.............................................................       702,000
                                                                                                     ------------
           NEWSPAPERS (0.4%)
  24,002   Hollinger International, Inc............................................................       334,528
                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
-----------------------------------------------------------------------------------------------------------------
           OIL REFINERIES/MARKETING (0.8%)
  14,500   Ashland, Inc............................................................................  $    701,438
                                                                                                     ------------
           OTHER METALS/MINERALS (0.8%)
  72,000   Cyprus Amax Minerals Co.................................................................       720,000
                                                                                                     ------------
           PAINTS/COATINGS (0.8%)
  12,000   PPG Industries, Inc.....................................................................       699,000
                                                                                                     ------------
           REAL ESTATE INVESTMENT TRUST (5.9%)
  12,700   Boston Properties, Inc..................................................................       387,350
  30,000   Equity One, Inc.........................................................................       271,875
  23,750   Healthcare Realty Trust, Inc............................................................       529,922
   2,260   LTC Healthcare, Inc.*...................................................................         5,933
  16,600   Meditrust Corp..........................................................................       251,075
  26,780   MeriStar Hospitality Corp...............................................................       497,104
  79,047   Mid-Atlantic Realty Trust...............................................................       973,266
  23,760   New Plan Excel Realty Trust.............................................................       527,175
  15,000   Reckson Associates Realty Corp..........................................................       332,813
  74,200   Sunstone Hotel Investors, Inc...........................................................       700,263
  19,500   Tanger Factory Outlet Centers, Inc......................................................       413,156
  12,000   TriNet Corporate Realty Trust, Inc......................................................       321,000
                                                                                                     ------------
                                                                                                        5,210,932
                                                                                                     ------------
           RETAIL - SPECIALTY (0.8%)
  24,500   Limited (The), Inc......................................................................       713,563
                                                                                                     ------------
           SAVINGS & LOAN ASSOCIATIONS (2.6%)
  29,500   TCF Financial Corp......................................................................       713,531
  27,500   Washington Federal, Inc.................................................................       735,625
  20,500   Washington Mutual, Inc..................................................................       782,844
                                                                                                     ------------
                                                                                                        2,232,000
                                                                                                     ------------
           SMALLER BANKS (0.9%)
  12,000   Wilmington Trust Corp...................................................................       738,750
                                                                                                     ------------
           STEEL/IRON ORE (0.8%)
  30,000   USX-U.S. Steel Group, Inc...............................................................       690,000
                                                                                                     ------------
           TOBACCO (1.6%)
  12,500   Philip Morris Companies, Inc............................................................       668,750
  20,500   UST, Inc................................................................................       714,938
                                                                                                     ------------
                                                                                                        1,383,688
                                                                                                     ------------
           UTILITIES - ELECTRIC (0.8%)
  25,200   TECO Energy, Inc........................................................................       710,325
                                                                                                     ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $38,442,308)...........................................................    40,540,734
                                                                                                     ------------

NUMBER OF
 SHARES                                                                                                 VALUE
-----------------------------------------------------------------------------------------------------------------

           CONVERTIBLE PREFERRED STOCKS (21.1%)
           ACCIDENT & HEALTH INSURANCE (0.4%)
  15,000   AmerUs Life Holdings, Inc. $2.21........................................................  $    360,000
                                                                                                     ------------
           APPAREL (0.4%)
  10,000   Warnaco Group, Inc. $3.00...............................................................       360,000
                                                                                                     ------------
           AUTO PARTS: O.E.M. (0.4%)
  12,000   BTI Capital Trust $3.25 - 144A**........................................................       270,756
   3,700   Walbro Capital Trust $2.00..............................................................        49,025
                                                                                                     ------------
                                                                                                          319,781
                                                                                                     ------------
           BANKING (0.7%)
  19,500   WBK Strypes Trust $3.14.................................................................       615,469
                                                                                                     ------------
           BOOKS/MAGAZINES (0.7%)
  25,000   Reader's Digest Association, Inc $1.93..................................................       650,000
                                                                                                     ------------
           BROADCASTING (0.0%)
   4,000   Triathlon Broadcasting Co. $0.95........................................................        37,000
                                                                                                     ------------
           CELLULAR TELEPHONE (0.2%)
   4,500   Qualcomm Financial Trust $2.88..........................................................       193,783
                                                                                                     ------------
           COMPUTER SOFTWARE (0.9%)
   8,000   Microsoft Corp. (Series A) $2.196.......................................................       782,000
                                                                                                     ------------
           CONSUMER SUNDRIES (0.7%)
  12,000   Newell Financial Trust I $2.63..........................................................       638,628
                                                                                                     ------------
           CONTAINERS/PACKAGING (1.2%)
  20,000   Sealed Air Corp. (Series A) $2.00.......................................................     1,037,500
                                                                                                     ------------
           E.D.P. SERVICES (0.8%)
  12,500   Unisys Corp. (Series A) $3.75...........................................................       734,375
                                                                                                     ------------
           INDUSTRIAL MACHINERY/COMPONENTS (0.8%)
  28,000   Ingersoll-Rand Co. $1.69................................................................       665,000
                                                                                                     ------------
           INVESTMENT BANKERS/
           BROKERS/SERVICES (1.3%)
  15,940   Merrill Lynch & Co., Inc. $2.39 (exchangeable into IMC Global, Inc. common stock).......       378,575
  10,000   Merrill Lynch & Co., Inc. $4.09 (exchangeable into SunAmerica, Inc. common stock).......       745,000
                                                                                                     ------------
                                                                                                        1,123,575
                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
-----------------------------------------------------------------------------------------------------------------
           LIFE INSURANCE (0.2%)
   2,500   American Heritage Life Investment Corp. $4.25...........................................  $    166,562
                                                                                                     ------------
           MAJOR U.S. TELECOMMUNICATIONS (0.7%)
  12,330   Loral Space & Communications Ltd. (Series C) $3.00 (Bermuda)............................       645,784
                                                                                                     ------------
           MOVIES/ENTERTAINMENT (0.9%)
  14,000   Premier Parks, Inc. $4.05...............................................................       829,500
                                                                                                     ------------
           NON - U.S. BANKS (0.8%)
  25,200   National Australia Bank, Ltd. $1.97 (Australia) (Units)(++).............................       702,450
                                                                                                     ------------
           OIL REFINERIES/MARKETING (0.8%)
  50,000   Tesoro Petroleum Corp. $1.16............................................................       675,000
                                                                                                     ------------
           OTHER CONSUMER SERVICES (0.8%)
  20,000   Cendant Corp. $3.75.....................................................................       667,500
                                                                                                     ------------
           OTHER TELECOMMUNICATIONS (0.6%)
  19,400   Metromedia International Group, Inc. $3.63..............................................       514,100
                                                                                                     ------------
           PACKAGE GOODS/COSMETICS (1.2%)
  13,000   Estee Lauder Co. $3.80..................................................................     1,007,500
                                                                                                     ------------
           PROPERTY - CASUALTY INSURANCE (0.5%)
  40,000   Philadelphia Consolidated Holding Co. $0.70.............................................       395,000
                                                                                                     ------------
           RAILROADS (0.8%)
  15,000   Union Pacific Capital Trust $3.13 - 144A**..............................................       692,340
                                                                                                     ------------
           REAL ESTATE INVESTMENT TRUST (2.0%)
  13,700   Camden Property Trust (Series A) $2.25..................................................       324,519
   9,000   Equity Residential Properties Trust (Series E) $1.75....................................       210,937
   1,085   Equity Residential Properties Trust (Series J) $2.15....................................        28,753
  14,130   FelCor Lodging Trust, Inc. (Series A) $1.95.............................................       268,470
  40,000   SL Green Realty Corp. $2.00.............................................................       930,000
                                                                                                     ------------
                                                                                                        1,762,679
                                                                                                     ------------
           SMALLER BANKS (1.0%)
  30,000   CNB Capital Trust I $1.50...............................................................       841,875
                                                                                                     ------------
           SPECIALTY STEEL (0.5%)
  35,000   USX Corp. $1.44 (exchangeable into RTI International Metals, Inc. common stock).........       479,080
                                                                                                     ------------

NUMBER OF
 SHARES                                                                                                 VALUE
-----------------------------------------------------------------------------------------------------------------
           TELECOMMUNICATION EQUIPMENT (0.8%)
   7,150   EchoStar Communications Corp. (Series C) $3.38..........................................  $    664,950
                                                                                                     ------------
           UTILITIES (1.0%)
  19,000   CalEnergy Capital Trust III $3.25.......................................................       917,947
                                                                                                     ------------

           TOTAL CONVERTIBLE PREFERRED STOCKS
           (IDENTIFIED COST $19,801,870)...........................................................    18,479,378
                                                                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           CORPORATE BONDS (27.5%)
           CONVERTIBLE BONDS (9.0%)
           ASSISTED LIVING SERVICES (0.9%)
$    680   American Retirement Corp.
             5.75% due 10/01/02....................................................................       571,200
     280   Emeritus Corp. - 144A**
             6.25% due 01/01/06....................................................................       185,105
                                                                                                     ------------
                                                                                                          756,305
                                                                                                     ------------
           AUTO PARTS: O.E.M. (0.3%)
     350   MascoTech, Inc.
             4.50% due 12/15/03....................................................................       286,562
                                                                                                     ------------
           BOOKS/MAGAZINES (0.1%)
      70   Nelson (Thomas), Inc.
             5.75% due 11/30/99....................................................................        69,912
                                                                                                     ------------
           CELLULAR TELEPHONE (0.2%)
     400   U.S. Cellular Corp.
             0.00% due 06/15/15....................................................................       164,180
                                                                                                     ------------
           DIVERSIFIED MANUFACTURING (0.2%)
     175   Mark IV Industries, Inc.
             4.75% due 11/01/04....................................................................       139,946
                                                                                                     ------------
           INDUSTRIAL MACHINERY/COMPONENTS (0.2%)
     200   Thermo Fibertek, Inc. - 144A**
             4.50% due 07/15/04....................................................................       170,688
                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
-----------------------------------------------------------------------------------------------------------------
           MAJOR U.S. TELECOMMUNICATIONS (2.5%)
$    800   Bell Atlantic Financial Service - 144A** (exchangeable into Cable & Wireless
             Communications common stock)
             4.25% due 09/15/05....................................................................  $    834,632
   1,300   Bell Atlantic Financial Service - 144A** (exchangeable into Telecom Corporation of New
             Zealand common stock)
             5.75% due 04/01/03....................................................................     1,341,912
                                                                                                     ------------
                                                                                                        2,176,544
                                                                                                     ------------
           MANAGED HEALTH CARE (0.7%)
     800   Concentra Managed Care, Inc. - 144A**
             4.50% due 03/15/03....................................................................       603,000
                                                                                                     ------------
           MEDICAL EQUIPMENT & SUPPLIES (0.2%)
     300   ThermoTrex Corp.
             3.25% due 11/01/07....................................................................       213,000
                                                                                                     ------------
           REAL ESTATE INVESTMENT TRUST (1.0%)
     560   Capstar Hotel Corp.
             4.75% due 10/15/04....................................................................       401,990
     575   Healthcare Realty Trust
             6.55% due 03/14/02....................................................................       517,141
                                                                                                     ------------
                                                                                                          919,131
                                                                                                     ------------
           RENTAL/LEASING COMPANIES (1.1%)
   1,000   Financial Federal Corp. - 144A**
             4.50% due 05/01/05....................................................................       998,750
                                                                                                     ------------
           SERVICES TO THE HEALTH INDUSTRY (0.2%)
     150   Pharmaceutical Marketing Services, Inc. (Eurobond)
             6.25% due 02/01/03....................................................................       146,345
                                                                                                     ------------
           SHOE MANUFACTURING (1.4%)
   1,000   Genesco, Inc. - 144A**
             5.50% due 04/15/05....................................................................       677,500
     765   Nine West Group, Inc.
             5.50% due 07/15/03....................................................................       600,464
                                                                                                     ------------
                                                                                                        1,277,964
                                                                                                     ------------

           TOTAL CONVERTIBLE BONDS
           (IDENTIFIED COST $8,799,970)............................................................     7,922,327
                                                                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
-----------------------------------------------------------------------------------------------------------------
           NON-CONVERTIBLE BONDS (18.5%)
           BOOKS/MAGAZINES (1.7%)
$    800   Big Flower Press, Inc.
             8.875% due 07/01/07...................................................................  $    816,000
     600   Garden State Newspapers, Inc.
             12.00% due 07/01/04...................................................................       654,000
                                                                                                     ------------
                                                                                                        1,470,000
                                                                                                     ------------
           BROADCASTING (1.2%)
   1,000   Young Broadcasting Corp.
             11.75% due 11/15/04...................................................................     1,070,000
                                                                                                     ------------
           BUILDING MATERIALS (0.6%)
     500   USG Corp. (Series B)
             9.25% due 09/15/01....................................................................       536,975
                                                                                                     ------------
           CABLE TELEVISION (2.9%)
   2,400   Continental Cablevision, Inc.
             11.00% due 06/01/07...................................................................     2,575,680
                                                                                                     ------------
           CELLULAR TELEPHONE (0.9%)
     700   Sprint Spectrum L.P.
             11.00% due 08/15/06...................................................................       808,500
                                                                                                     ------------
           CONTAINERS/PACKAGING (2.3%)
   1,875   Huntsman Polymers Corp.
             11.75% due 12/01/04...................................................................     1,971,094
                                                                                                     ------------
           DIVERSIFIED FINANCIAL SERVICES (3.2%)
   2,600   Videotron Group Ltd. (Canada)
             10.625% due 02/15/05..................................................................     2,790,684
                                                                                                     ------------
           FOREST PRODUCTS (1.0%)
     800   SD Warren Co. (Series B)
             12.00% due 12/15/04...................................................................       872,000
                                                                                                     ------------
           MANAGED HEALTH CARE (0.8%)
     700   Healthsouth Corp.
             9.50% due 04/01/01....................................................................       717,500
                                                                                                     ------------
           SPECIALTY STEEL (2.9%)
   1,900   AK Steel Corp.
             10.75% due 04/01/04...................................................................     1,985,500
     600   Ivaco, Inc. (Canada)
             11.50% due 09/15/05...................................................................       582,000
                                                                                                     ------------
                                                                                                        2,567,500
                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
-----------------------------------------------------------------------------------------------------------------
           TEXTILES (1.0%)
$    862   Dan River, Inc.
             10.125% due 12/15/03..................................................................  $    892,170
                                                                                                     ------------
           TOTAL NON-CONVERTIBLE BONDS
           (IDENTIFIED COST $16,762,378)...........................................................    16,272,103
                                                                                                     ------------
           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $25,562,348)...........................................................    24,194,430
                                                                                                     ------------

           SHORT-TERM INVESTMENTS (4.3%)
           U.S. GOVERNMENT AGENCY (a) (1.7%)
   1,500   Federal National Mortgage Assoc. 5.12% due 01/07/99 (AMORTIZED COST $1,498,720).........     1,498,720
                                                                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
-----------------------------------------------------------------------------------------------------------------

           REPURCHASE AGREEMENT (2.6%)
$  2,302   The Bank of New York 4.00% due 01/04/99 (dated 12/31/98; proceeds $2,303,402) (b)
             (IDENTIFIED COST $2,302,379)..........................................................  $  2,302,379
                                                                                                     ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $3,801,099)............................................................     3,801,099
                                                                                                     ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $87,607,625) (c)..........................................................   99.1 %   87,015,641

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    0.9        753,493
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 87,769,134
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ARS  American Regulatory Share.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(++) Consists of one or more class of securities traded together as a unit;
     stocks with attached warrants.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $2,324,090 U.S. Treasury Note 6.75% due 06/30/99 valued at $2,348,427.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $5,865,468 and the aggregate gross unrealized depreciation is $6,457,452, resulting in net unrealized depreciation of $591,984.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (99.3%)
            AEROSPACE (1.8%)
   365,000  United Technologies Corp............................................................  $   39,693,750
                                                                                                  --------------
            ALCOHOLIC BEVERAGES (1.8%)
   615,000  Anheuser-Busch Companies, Inc.......................................................      40,359,375
                                                                                                  --------------
            ALUMINUM (1.7%)
   510,000  Aluminum Co. of America.............................................................      38,026,875
                                                                                                  --------------
            AUTO PARTS: O.E.M. (1.7%)
   675,000  TRW, Inc............................................................................      37,926,562
                                                                                                  --------------
            AUTOMOTIVE AFTERMARKET (1.6%)
   720,000  Goodyear Tire & Rubber Co...........................................................      36,315,000
                                                                                                  --------------
            CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (3.5%)
   850,000  Caterpillar, Inc....................................................................      39,100,000
 1,220,000  Deere & Co..........................................................................      40,412,500
                                                                                                  --------------
                                                                                                      79,512,500
                                                                                                  --------------
            DEPARTMENT STORES (3.5%)
   650,000  May Department Stores Co............................................................      39,243,750
   910,000  Sears, Roebuck & Co.................................................................      38,675,000
                                                                                                  --------------
                                                                                                      77,918,750
                                                                                                  --------------
            DIVERSIFIED MANUFACTURING (3.5%)
   405,000  General Electric Co.................................................................      41,335,312
   515,000  Minnesota Mining & Manufacturing Co.................................................      36,629,375
                                                                                                  --------------
                                                                                                      77,964,687
                                                                                                  --------------
            ELECTRONIC DATA PROCESSING (1.9%)
   227,000  International Business Machines Corp................................................      41,938,250
                                                                                                  --------------
            FINANCE COMPANIES (3.7%)
   930,000  Associates First Capital Corp. (Class A)............................................      39,408,750
 1,090,000  Household International, Inc........................................................      43,191,250
                                                                                                  --------------
                                                                                                      82,600,000
                                                                                                  --------------
            FOOD CHAINS (1.7%)
 1,050,000  American Stores Co..................................................................      38,784,375
                                                                                                  --------------
            FOREST PRODUCTS (1.7%)
   768,000  Weyerhaeuser Co.....................................................................      39,024,000
                                                                                                  --------------
            INTEGRATED OIL COMPANIES (6.8%)
   558,000  Atlantic Richfield Co...............................................................      36,409,500
   530,000  Exxon Corp..........................................................................      38,756,250
   450,000  Mobil Corp..........................................................................      39,206,250

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
   820,000  Royal Dutch Petroleum Co. (ADR) (Netherlands).......................................  $   39,257,500
                                                                                                  --------------
                                                                                                     153,629,500
                                                                                                  --------------
            MAJOR BANKS (5.1%)
   768,000  Bank One Corp.......................................................................      39,216,000
   630,000  BankAmerica Corp....................................................................      37,878,750
 1,210,000  KeyCorp.............................................................................      38,720,000
                                                                                                  --------------
                                                                                                     115,814,750
                                                                                                  --------------
            MAJOR CHEMICALS (3.3%)
   420,000  Dow Chemical Co.....................................................................      38,193,750
   830,000  Eastman Chemical Co.................................................................      37,142,500
                                                                                                  --------------
                                                                                                      75,336,250
                                                                                                  --------------
            MAJOR PHARMACEUTICALS (5.7%)
   820,000  Abbott Laboratories.................................................................      40,180,000
   760,000  American Home Products Corp.........................................................      42,797,500
   330,000  Bristol-Myers Squibb Co.............................................................      44,158,125
                                                                                                  --------------
                                                                                                     127,135,625
                                                                                                  --------------
            MAJOR U.S. TELECOMMUNICATIONS (3.6%)
   695,000  Bell Atlantic Corp..................................................................      39,484,687
   638,000  U.S. West, Inc......................................................................      41,230,750
                                                                                                  --------------
                                                                                                      80,715,437
                                                                                                  --------------
            MANAGED HEALTH CARE (1.7%)
   485,000  Aetna Inc...........................................................................      38,133,125
                                                                                                  --------------
            METALS FABRICATIONS (1.7%)
 2,050,000  Timken Co...........................................................................      38,693,750
                                                                                                  --------------
            MILITARY/GOV'T/TECHNICAL (1.7%)
   730,000  Raytheon Co. (Class B)..............................................................      38,872,500
                                                                                                  --------------
            MOTOR VEHICLES (3.6%)
   692,000  Ford Motor Co.......................................................................      40,611,750
   550,000  General Motors Corp.................................................................      39,359,375
                                                                                                  --------------
                                                                                                      79,971,125
                                                                                                  --------------
            MULTI-SECTOR COMPANIES (1.8%)
 1,165,000  Tenneco, Inc........................................................................      39,682,813
                                                                                                  --------------
            NATURAL GAS (1.6%)
   686,000  Consolidated Natural Gas Co.........................................................      37,044,000
                                                                                                  --------------
            OFFICE EQUIPMENT/SUPPLIES (1.8%)
   630,000  Pitney Bowes, Inc...................................................................      41,619,375
                                                                                                  --------------
            OIL & GAS PRODUCTION (1.7%)
 1,090,000  Burlington Resources, Inc...........................................................      39,035,625
                                                                                                  --------------
            OIL REFINERIES/MARKETING (1.6%)
   750,000  Ashland, Inc........................................................................      36,281,250
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            OIL/GAS TRANSMISSION (1.8%)
 1,185,000  El Paso Energy Corp.................................................................  $   41,252,813
                                                                                                  --------------
            OTHER METALS/MINERALS (1.6%)
   700,000  Phelps Dodge Corp...................................................................      35,612,500
                                                                                                  --------------
            PACKAGE GOODS/COSMETICS (5.6%)
   900,000  Gillette Co.........................................................................      43,481,250
   780,000  Kimberly-Clark Corp.................................................................      42,510,000
   445,000  Procter & Gamble Co.................................................................      40,634,063
                                                                                                  --------------
                                                                                                     126,625,313
                                                                                                  --------------
            PACKAGED FOODS (3.3%)
   605,000  Quaker Oats Company (The)...........................................................      35,997,500
 1,400,000  Sara Lee Corp.......................................................................      39,462,500
                                                                                                  --------------
                                                                                                      75,460,000
                                                                                                  --------------
            PAINTS/COATINGS (1.7%)
   638,000  PPG Industries, Inc.................................................................      37,163,500
                                                                                                  --------------
            PAPER (1.8%)
   890,000  International Paper Co..............................................................      39,883,125
                                                                                                  --------------
            PHOTOGRAPHIC PRODUCTS (1.7%)
   516,000  Eastman Kodak Co....................................................................      37,152,000
                                                                                                  --------------
            RAILROADS (1.8%)
 1,200,000  Burlington Northern Santa Fe Corp...................................................      40,500,000
                                                                                                  --------------
            RENTAL/LEASING COMPANIES (1.7%)
 1,482,000  Ryder System, Inc...................................................................      38,532,000
                                                                                                  --------------
            SOFT DRINKS (1.8%)
 1,000,000  PepsiCo, Inc........................................................................      40,937,500
                                                                                                  --------------
            TELECOMMUNICATIONS (1.6%)
   490,000  AT&T Corp...........................................................................      36,872,500
                                                                                                  --------------
            TOBACCO (1.7%)
   700,000  Philip Morris Companies, Inc........................................................      37,450,000
                                                                                                  --------------
            UTILITIES - ELECTRIC (3.4%)
   625,000  FPL Group, Inc......................................................................      38,515,625
   960,000  Unicom Corp.........................................................................      37,020,000
                                                                                                  --------------
                                                                                                      75,535,625
                                                                                                  --------------

            TOTAL COMMON STOCKS
            (IDENTIFIED COST $1,893,499,775)....................................................   2,235,006,125
                                                                                                  --------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT (0.8%)
            U.S. GOVERNMENT AGENCY
$   18,200  Student Loan Marketing Assoc. 4.28% due 01/04/99 (AMORTIZED COST $18,193,509).......  $   18,193,509
                                                                                                  --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $1,911,693,284) (a)....................................................  100.1 %   2,253,199,634

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS..........................................   (0.1)       (3,272,855)
                                                                                          ------  ---------------

NET ASSETS..............................................................................  100.0 % $ 2,249,926,779
                                                                                          ------  ---------------
                                                                                          ------  ---------------

---------------------

ADR  American Depository Receipt.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $417,648,140 and the aggregate gross unrealized depreciation is $76,141,790, resulting in net unrealized appreciation of $341,506,350.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (97.7%)
           ACCIDENT & HEALTH INSURANCE (2.6%)
  60,000   AFLAC, Inc.............................................................................  $  2,640,000
  18,000   UNUM Corp..............................................................................     1,050,750
                                                                                                    ------------
                                                                                                       3,690,750
                                                                                                    ------------
           AEROSPACE (1.2%)
  15,000   United Technologies Corp...............................................................     1,631,250
                                                                                                    ------------
           BIOTECHNOLOGY (3.4%)
  24,000   Amgen Inc.*............................................................................     2,508,000
  83,000   Chiron Corp.*..........................................................................     2,168,375
                                                                                                    ------------
                                                                                                       4,676,375
                                                                                                    ------------
           BUILDING MATERIALS (2.1%)
  48,500   Southdown, Inc.........................................................................     2,870,594
                                                                                                    ------------
           CLOTHING/SHOE/ACCESSORY STORES (2.8%)
  55,000   Abercrombie & Fitch Co. (Class A)*.....................................................     3,891,250
                                                                                                    ------------
           COMPUTER COMMUNICATIONS (6.2%)
  60,000   Ascend Communications, Inc.*...........................................................     3,945,000
  50,000   Cisco Systems, Inc.*...................................................................     4,640,625
                                                                                                    ------------
                                                                                                       8,585,625
                                                                                                    ------------
           COMPUTER SOFTWARE (11.7%)
  25,000   Citrix Systems, Inc.*..................................................................     2,425,000
  49,500   Compuware Corp.*.......................................................................     3,864,094
  22,000   Legato Systems, Inc.*..................................................................     1,449,250
  16,000   Microsoft Corp.*.......................................................................     2,217,000
  70,000   Network Associates, Inc.*..............................................................     4,641,875
  30,000   Synopsys, Inc.*........................................................................     1,623,750
                                                                                                    ------------
                                                                                                      16,220,969
                                                                                                    ------------
           COMPUTER SOFTWARE & SERVICES (3.0%)
  42,000   Check Point Software Technologies Ltd. (Israel)*.......................................     1,916,250
  28,000   CSG Systems International, Inc.*.......................................................     2,205,000
                                                                                                    ------------
                                                                                                       4,121,250
                                                                                                    ------------
           CONTRACT DRILLING (1.0%)
 220,000   Global Industries, Ltd.*...............................................................     1,347,500
                                                                                                    ------------
           DIVERSIFIED COMMERCIAL SERVICES (0.7%)
  25,000   HA-LO Industries, Inc.*................................................................       940,625
                                                                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES (4.0%)
  33,000   FINOVA Group, Inc......................................................................     1,779,937
  50,000   Providian Financial Corp...............................................................     3,750,000
                                                                                                    ------------
                                                                                                       5,529,937
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DIVERSIFIED MANUFACTURING (5.0%)
  35,000   General Electric Co....................................................................  $  3,572,187
  45,000   Tyco International Ltd.................................................................     3,394,687
                                                                                                    ------------
                                                                                                       6,966,874
                                                                                                    ------------
           DRUG STORE CHAINS (2.1%)
  45,000   Express Scripts, Inc. (Class A)*.......................................................     2,975,625
                                                                                                    ------------
           E.D.P. PERIPHERALS (0.9%)
  15,000   EMC Corp.*.............................................................................     1,275,000
                                                                                                    ------------
           ELECTRIC - UTILITIES (3.8%)
 110,000   AES Corp. (The)*.......................................................................     5,211,250
                                                                                                    ------------
           ELECTRICAL PRODUCTS (0.7%)
  20,000   American Power Conversion Corp.*.......................................................       967,500
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING (6.3%)
  70,000   Dell Computer Corp.*...................................................................     5,123,125
  45,000   Gemstar International Group Ltd. (Virgin Islands)*.....................................     2,573,437
  28,000   Microchip Technology, Inc.*............................................................     1,032,500
                                                                                                    ------------
                                                                                                       8,729,062
                                                                                                    ------------
           ELECTRONIC PRODUCTION EQUIPMENT (2.5%)
  16,000   Jabil Circuit, Inc.*...................................................................     1,194,000
  25,000   Solectron Corp.*.......................................................................     2,323,437
                                                                                                    ------------
                                                                                                       3,517,437
                                                                                                    ------------
           FINANCE COMPANIES (2.5%)
  30,000   Capital One Financial Corp.............................................................     3,450,000
                                                                                                    ------------
           FOOD CHAINS (5.2%)
  60,000   Fred Meyer, Inc.*......................................................................     3,615,000
  59,300   Safeway Inc.*..........................................................................     3,613,594
                                                                                                    ------------
                                                                                                       7,228,594
                                                                                                    ------------
           GENERIC DRUGS (2.5%)
  55,000   Watson Pharmaceuticals, Inc.*..........................................................     3,458,125
                                                                                                    ------------
           HOME BUILDING (0.7%)
  35,000   Kaufman & Broad Home Corp..............................................................     1,006,250
                                                                                                    ------------
           LIFE INSURANCE (1.2%)
  20,000   SunAmerica Inc.........................................................................     1,622,500
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (1.3%)
  25,000   Warner-Lambert Co......................................................................     1,879,688
                                                                                                    ------------
           MAJOR U.S. TELECOMMUNICATIONS (2.1%)
  40,500   MCI WorldCom, Inc.*....................................................................     2,905,875
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MEDIA CONGLOMERATES (3.1%)
  80,000   Clear Channel Communications, Inc.*....................................................  $  4,360,000
                                                                                                    ------------
           MEDICAL/NURSING SERVICES (2.9%)
 135,000   Total Renal Care Holdings, Inc.*.......................................................     3,990,938
                                                                                                    ------------
           MID-SIZED BANKS (1.7%)
  25,000   Firstar Corp...........................................................................     2,331,250
                                                                                                    ------------
           MULTI-LINE INSURANCE (2.6%)
  75,000   American Bankers Insurance Group, Inc..................................................     3,611,836
                                                                                                    ------------
           OFFICE EQUIPMENT/SUPPLIES (2.6%)
  35,500   Lexmark International Group, Inc. (Class A)*...........................................     3,567,750
                                                                                                    ------------
           OTHER PHARMACEUTICALS (3.0%)
  70,000   Medicis Pharmaceutical Corp. (Class A)*................................................     4,173,750
                                                                                                    ------------
           OTHER SPECIALTY STORES (1.6%)
  50,000   Staples, Inc.*.........................................................................     2,184,375
                                                                                                    ------------
           RESTAURANTS (3.2%)
  33,000   CKE Restaurants, Inc...................................................................       971,438
  50,000   Foodmaker, Inc.*.......................................................................     1,103,125
  27,500   Outback Steakhouse, Inc.*..............................................................     1,093,125
  28,000   Papa John's International, Inc.........................................................     1,232,000
                                                                                                    ------------
                                                                                                       4,399,688
                                                                                                    ------------
           TOBACCO (1.5%)
  38,000   Philip Morris Companies, Inc...........................................................     2,033,000
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $106,861,589).........................................................   135,352,492
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (1.6%)
           REPURCHASE AGREEMENT
$  2,279   The Bank of New York 4.00% due 01/04/99 (dated 12/31/98; proceeds $2,280,145) (a)
             (IDENTIFIED COST $2,279,132).........................................................  $  2,279,132
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $109,140,721) (b)........................................................   99.3 %   137,631,624

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.7         971,486
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 138,603,110
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

 *   Non-income producing security.
(a) Collateralized by $2,300,630 U.S. Treasury Note 6.75% due 06/30/99 valued at $2,324,715.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $29,231,279 and the aggregate gross unrealized depreciation is $740,376, resulting in net unrealized appreciation of $28,490,903.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

NUMBER OF
 SHARES                                                                                                 VALUE
-----------------------------------------------------------------------------------------------------------------
           COMMON AND PREFERRED STOCKS (97.5%)
           AUSTRALIA (2.5%)
           BANKING
  410,000  Australia & New Zealand Banking Group Ltd...............................................  $  2,677,636
                                                                                                     ------------
           BUILDING MATERIALS
1,150,000  Pioneer International Ltd...............................................................     2,426,126
                                                                                                     ------------
           CONTAINERS/PACKAGING
  600,000  Amcor Ltd...............................................................................     2,558,394
                                                                                                     ------------
           OIL & GAS PRODUCTION
  820,000  Santos Ltd..............................................................................     2,196,263
                                                                                                     ------------
           PRECIOUS METALS
2,640,000  Normandy Mining Ltd.....................................................................     2,437,684
                                                                                                     ------------

           TOTAL AUSTRALIA.........................................................................    12,296,103
                                                                                                     ------------

           CANADA (2.5%)
           ALUMINUM
   90,000  Alcan Aluminium Ltd.....................................................................     2,440,379
                                                                                                     ------------
           BANKING
   80,000  Toronto-Dominion Bank...................................................................     2,812,153
                                                                                                     ------------
           CANADIAN OIL & GAS
  149,000  Imperial Oil Ltd........................................................................     2,390,036
                                                                                                     ------------
           MULTI-SECTOR COMPANIES
  143,600  EdperBrascan Corp. (Class A)............................................................     1,998,484
                                                                                                     ------------
           OIL/GAS TRANSMISSION
   57,700  Enbridge Inc............................................................................     2,657,857
                                                                                                     ------------
           TOTAL CANADA............................................................................    12,298,909
                                                                                                     ------------

           FRANCE (6.1%)
           AUTO PARTS: O.E.M.
   65,000  Compagnie Generale des Etablissements Michelin (B Shares)...............................     2,599,442
                                                                                                     ------------
           BANKING
   18,000  Societe Generale (Series A).............................................................     2,914,810
                                                                                                     ------------
           BUILDING MATERIALS
   28,000  Lafarge S.A.............................................................................     2,660,368
                                                                                                     ------------
           CONTAINERS/PACKAGING
   55,000  Compagnie Generale d'Industrie et de Participations.....................................     3,031,116
                                                                                                     ------------
           DIVERSIFIED MANUFACTURING
   18,500  Compagnie de Saint-Gobain...............................................................     2,611,788
                                                                                                     ------------
           ELECTRICAL PRODUCTS
   22,000  Alcatel.................................................................................     2,692,576
                                                                                                     ------------

NUMBER OF
 SHARES                                                                                                 VALUE
-----------------------------------------------------------------------------------------------------------------
           FARMING/SEEDS/MILLING
   15,000  Eridania Beghin-Say S.A.................................................................  $  2,595,416
                                                                                                     ------------
           INTEGRATED OIL COMPANIES
   19,500  Elf Aquitaine S.A.......................................................................     2,254,013
                                                                                                     ------------
           MULTI-SECTOR COMPANIES
   33,000  Compagnie Financiere de Paribas.........................................................     2,867,948
    4,725  Societe Eurafrance S.A..................................................................     3,128,187
                                                                                                     ------------
                                                                                                        5,996,135
                                                                                                     ------------
           OIL REFINERIES/MARKETING
   22,000  Total S.A. (B Shares)...................................................................     2,228,067
                                                                                                     ------------

           TOTAL FRANCE............................................................................    29,583,731
                                                                                                     ------------

           GERMANY (5.5%)
           APPAREL
    1,400  Hugo Boss AG (Pref.)....................................................................     2,691,014
                                                                                                     ------------
           BANKING
   80,000  Commerzbank AG..........................................................................     2,532,436
                                                                                                     ------------
           DIVERSIFIED MANUFACTURING
    9,000  MAN AG..................................................................................     2,648,967
                                                                                                     ------------
           ELECTRICAL PRODUCTS
   37,000  Siemens AG..............................................................................     2,389,176
                                                                                                     ------------
           ENGINEERING & CONSTRUCTION
  110,000  Bilfinger & Berger Bau AG...............................................................     2,808,145
                                                                                                     ------------
           MAJOR CHEMICALS
   65,000  BASF AG.................................................................................     2,483,181
   65,000  Bayer AG................................................................................     2,715,492
                                                                                                     ------------
                                                                                                        5,198,673
                                                                                                     ------------
           MULTI-SECTOR COMPANIES
   50,000  RWE AG..................................................................................     2,740,570
   15,000  Thyssen AG..............................................................................     2,785,019
   45,000  VEBA AG.................................................................................     2,694,918
                                                                                                     ------------
                                                                                                        8,220,507
                                                                                                     ------------

           TOTAL GERMANY...........................................................................    26,488,918
                                                                                                     ------------

           HONG KONG (2.4%)
           AIRLINES
  500,000  Swire Pacific Ltd. (Class A)............................................................     2,239,692
                                                                                                     ------------
           REAL ESTATE
  350,000  Cheung Kong (Holdings) Ltd..............................................................     2,518,847
  500,000  Henderson Land Development Co., Ltd.....................................................     2,588,232
                                                                                                     ------------
                                                                                                        5,107,079
                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
-----------------------------------------------------------------------------------------------------------------
           TELECOMMUNICATIONS
1,200,000  Hong Kong Telecommunications Ltd........................................................  $  2,098,986
                                                                                                     ------------
           UTILITIES
  650,000  Hong Kong Electric Holdings Ltd.........................................................     1,971,833
                                                                                                     ------------

           TOTAL HONG KONG.........................................................................    11,417,590
                                                                                                     ------------
           ITALY (2.4%)
           BANKING
  175,000  Istituto Bancario San Paolo di Torino SpA...............................................     3,094,344
                                                                                                     ------------
           MULTI-SECTOR COMPANIES
2,000,000  Montedison SpA..........................................................................     2,658,351
                                                                                                     ------------
           OIL & GAS PRODUCTION
  475,000  Ente Nazionale Idrocarburi SpA..........................................................     3,106,455
                                                                                                     ------------
           TELECOMMUNICATIONS
  450,000  Telecom Italia SpA......................................................................     2,833,959
                                                                                                     ------------

           TOTAL ITALY.............................................................................    11,693,109
                                                                                                     ------------
           JAPAN (18.8%)
           AIR FREIGHT/DELIVERY SERVICES
  380,000  Yamato Transport Co., Ltd...............................................................     5,303,887
                                                                                                     ------------
           ALCOHOLIC BEVERAGES
  425,000  Kirin Brewery Co., Ltd..................................................................     5,406,360
                                                                                                     ------------
           CONSUMER ELECTRONICS/APPLIANCES
  563,000  Sharp Corp..............................................................................     5,067,995
   65,000  Sony Corp...............................................................................     4,725,707
                                                                                                     ------------
                                                                                                        9,793,702
                                                                                                     ------------
           DIVERSIFIED ELECTRONIC PRODUCTS
  804,000  Hitachi, Ltd............................................................................     4,971,731
  100,000  Kyocera Corp............................................................................     5,273,852
  280,000  Matsushita Electric Industrial Co., Ltd.................................................     4,944,523
  575,000  NEC Corp................................................................................     5,282,685
                                                                                                     ------------
                                                                                                       20,472,791
                                                                                                     ------------
           ELECTRICAL PRODUCTS
  519,000  Matsushita Electric Works, Ltd..........................................................     5,295,451
                                                                                                     ------------
           ELECTRONIC COMPONENTS
   60,000  TDK Corp................................................................................     5,475,265
                                                                                                     ------------
           HOME BUILDING
  470,000  Sekisui House Ltd.......................................................................     4,961,572
                                                                                                     ------------

NUMBER OF
 SHARES                                                                                                 VALUE
-----------------------------------------------------------------------------------------------------------------
           INDUSTRIAL MACHINERY/COMPONENTS
1,150,000  Mitsubishi Heavy Industries Ltd.........................................................  $  4,469,965
                                                                                                     ------------
           MAJOR PHARMACEUTICALS
  137,000  Takeda Chemical Industries..............................................................     5,264,576
                                                                                                     ------------
           MOTOR VEHICLES
  135,000  Honda Motor Co..........................................................................     4,424,470
  187,000  Toyota Motor Corp.......................................................................     5,071,466
                                                                                                     ------------
                                                                                                        9,495,936
                                                                                                     ------------
           OTHER PHARMACEUTICALS
  180,000  Taisho Pharmaceutical Co., Ltd..........................................................     4,945,230
                                                                                                     ------------
           RECREATIONAL PRODUCTS/TOYS
   50,300  Nintendo Co., Ltd.......................................................................     4,865,592
                                                                                                     ------------
           TOBACCO
      510  Japan Tobacco, Inc......................................................................     5,090,989
                                                                                                     ------------

           TOTAL JAPAN.............................................................................    90,841,316
                                                                                                     ------------

           NETHERLANDS (3.3%)
           AIRLINES
   85,000  KLM Royal Dutch Air Lines NV............................................................     2,568,768
                                                                                                     ------------
           BANKING
  130,000  ABN-AMRO Holding NV.....................................................................     2,732,110
                                                                                                     ------------
           DIVERSIFIED ELECTRONIC PRODUCTS
   40,000  Koninklijke (Royal) Philips Electronics NV..............................................     2,681,564
                                                                                                     ------------
           SPECIALTY CHEMICALS
   25,000  DSM NV..................................................................................     2,374,302
                                                                                                     ------------
           STEEL/IRON ORE
   90,000  Koninklijke Hoogovens NV................................................................     2,490,024
                                                                                                     ------------
           TELECOMMUNICATIONS
   60,000  KPN NV..................................................................................     3,000,798
                                                                                                     ------------

           TOTAL NETHERLANDS.......................................................................    15,847,566
                                                                                                     ------------

           SPAIN (1.7%)
           BANKING
   35,000  Banco Popular Espanol S.A...............................................................     2,638,997
                                                                                                     ------------
           OIL REFINERIES/MARKETING
   50,000  Repsol S.A..............................................................................     2,667,183
                                                                                                     ------------
           UTILITIES
  100,000  Endesa S.A..............................................................................     2,649,567
                                                                                                     ------------

           TOTAL SPAIN.............................................................................     7,955,747
                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
-----------------------------------------------------------------------------------------------------------------
           SWEDEN (3.0%)
           BANKING
  414,000  Nordbanken Holding AB...................................................................  $  2,656,302
                                                                                                     ------------
           BUILDING MATERIALS
   80,800  Skanska AB (B Shares)...................................................................     2,243,198
                                                                                                     ------------
           CONSUMER ELECTRONICS/APPLIANCES
  155,000  Electrolux AB (Series B)................................................................     2,667,962
                                                                                                     ------------
           MOTOR VEHICLES
   97,000  Volvo AB (B Shares).....................................................................     2,226,171
                                                                                                     ------------
           PAPER
  107,000  Svenska Cellulosa AB....................................................................     2,336,850
                                                                                                     ------------
           REAL ESTATE
   52,700  Drott AB (B Shares)*....................................................................       484,441
                                                                                                     ------------
           TOOLS/HARDWARE
  120,000  Sandvik AB (B Shares)...................................................................     2,072,922
                                                                                                     ------------

           TOTAL SWEDEN............................................................................    14,687,846
                                                                                                     ------------

           SWITZERLAND (5.0%)
           BANKING
   13,000  UBS AG (Registered).....................................................................     3,994,175
                                                                                                     ------------
           INSURANCE
    1,500  Schweizerische Rueckversicherungs-Gesellschaft..........................................     3,910,812
                                                                                                     ------------
           MAJOR PHARMACEUTICALS
    2,100  Novartis AG - Bearer....................................................................     4,128,140
                                                                                                     ------------
           PACKAGED FOODS
    1,900  Nestle S.A..............................................................................     4,136,149
                                                                                                     ------------
           TELECOMMUNICATIONS
    9,500  Swisscom AG*............................................................................     3,977,066
                                                                                                     ------------
           TOBACCO
    2,850  Compagnie Financiere Richemont AG (Series A)............................................     4,029,632
                                                                                                     ------------

           TOTAL SWITZERLAND.......................................................................    24,175,974
                                                                                                     ------------
           UNITED KINGDOM (10.7%)
           AIRLINES
  500,000  British Airways PLC.....................................................................     3,355,267
                                                                                                     ------------
           ALCOHOLIC BEVERAGES
  241,615  Bass PLC................................................................................     3,500,790
                                                                                                     ------------
           BANKING
  175,000  National Westminster Bank PLC...........................................................     3,358,579
  220,000  Royal Bank of Scotland Group PLC........................................................     3,497,261
                                                                                                     ------------
                                                                                                        6,855,840
                                                                                                     ------------

NUMBER OF
 SHARES                                                                                                 VALUE
-----------------------------------------------------------------------------------------------------------------
           CLOTHING/SHOE/ACCESSORY STORES
  425,000  Next PLC................................................................................  $  3,476,562
                                                                                                     ------------
           ENVIRONMENTAL SERVICES
1,475,000  Cookson Group PLC.......................................................................     3,199,613
                                                                                                     ------------
           MEDIA CONGLOMERATES
  850,000  Rank Group PLC..........................................................................     3,258,397
                                                                                                     ------------
           MULTI-SECTOR COMPANIES
  435,000  Hanson PLC..............................................................................     3,437,711
                                                                                                     ------------
           OTHER METALS/MINERALS
  260,000  Rio Tinto PLC...........................................................................     3,009,433
                                                                                                     ------------
           PAPER
1,750,000  Arjo Wiggins Appleton PLC...............................................................     3,274,542
                                                                                                     ------------
           STEEL/IRON ORE
1,950,000  British Steel PLC.......................................................................     2,873,814
                                                                                                     ------------
           TOBACCO
  350,000  British American Tobacco PLC............................................................     3,063,001
                                                                                                     ------------
           UTILITIES
  400,000  National Grid Group PLC.................................................................     3,177,672
  375,000  National Power PLC......................................................................     3,216,586
                                                                                                     ------------
                                                                                                        6,394,258
                                                                                                     ------------
           WATER SUPPLY
  230,000  Hyder PLC...............................................................................     2,875,470
  121,500  Hyder PLC (Pref.)*......................................................................       238,915
  185,000  Severn Trent PLC........................................................................     3,133,874
                                                                                                     ------------
                                                                                                        6,248,259
                                                                                                     ------------

           TOTAL UNITED KINGDOM....................................................................    51,947,487
                                                                                                     ------------

           UNITED STATES (33.6%)
           AEROSPACE
   84,000  Northrop Grumman Corp...................................................................     6,142,500
                                                                                                     ------------
           ALUMINUM
   89,000  Aluminum Co. of America.................................................................     6,636,062
                                                                                                     ------------
           AUTOMOTIVE AFTERMARKET
  124,000  Goodyear Tire & Rubber Co...............................................................     6,254,250
                                                                                                     ------------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS
  205,000  Deere & Co..............................................................................     6,790,625
                                                                                                     ------------
           CONTAINERS/PACKAGING
  215,000  Crown Cork & Seal Co., Inc..............................................................     6,624,687
                                                                                                     ------------
           DISCOUNT CHAINS
  130,000  Dayton-Hudson Corp......................................................................     7,052,500
                                                                                                     ------------
           DIVERSIFIED MANUFACTURING
   87,000  Minnesota Mining & Manufacturing Co.....................................................     6,187,875
                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
-----------------------------------------------------------------------------------------------------------------
           ELECTRIC UTILITIES: EAST
  141,000  GPU, Inc................................................................................  $  6,230,437
                                                                                                     ------------
           ELECTRONIC DATA PROCESSING
   37,000  International Business Machines Corp....................................................     6,835,750
                                                                                                     ------------
           ENGINEERING & CONSTRUCTION
  152,000  Fluor Corp..............................................................................     6,469,500
                                                                                                     ------------
           FINANCE COMPANIES
  162,000  Associates First Capital Corp. (Class A)................................................     6,864,750
                                                                                                     ------------
           FOOD CHAINS
  104,000  Albertson's, Inc........................................................................     6,623,500
                                                                                                     ------------
           INTEGRATED OIL COMPANIES
   78,000  Chevron Corp............................................................................     6,469,125
                                                                                                     ------------
           MAJOR BANKS
  110,000  BankAmerica Corp........................................................................     6,613,750
  205,000  KeyCorp.................................................................................     6,560,000
                                                                                                     ------------
                                                                                                       13,173,750
                                                                                                     ------------
           MAJOR CHEMICALS
   71,000  Dow Chemical Co.........................................................................     6,456,563
                                                                                                     ------------
           MAJOR PHARMACEUTICALS
   51,000  Bristol-Myers Squibb Co.................................................................     6,824,438
                                                                                                     ------------
           MOTOR VEHICLES
  115,000  Ford Motor Co...........................................................................     6,749,063
                                                                                                     ------------
           MULTI-SECTOR COMPANIES
  188,900  Tenneco, Inc............................................................................     6,434,406
                                                                                                     ------------
           NATURAL GAS
  120,000  Consolidated Natural Gas Co.............................................................     6,480,000
                                                                                                     ------------
           OIL REFINERIES/MARKETING
  130,000  Ashland, Inc............................................................................     6,288,750
                                                                                                     ------------
           OTHER METALS/MINERALS
  115,000  Phelps Dodge Corp.......................................................................     5,850,625
                                                                                                     ------------
           PAPER
  150,000  International Paper Co..................................................................     6,721,875
                                                                                                     ------------
           PHOTOGRAPHIC PRODUCTS
   87,000  Eastman Kodak Co........................................................................     6,264,000
                                                                                                     ------------
           TOBACCO
  120,000  Philip Morris Companies, Inc............................................................     6,420,000
                                                                                                     ------------

           TOTAL UNITED STATES.....................................................................   162,845,031
                                                                                                     ------------

           TOTAL COMMON AND PREFERRED STOCKS
           (IDENTIFIED COST $427,460,315)..........................................................   472,079,327
                                                                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
-----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (2.1%)
           U.S. GOVERNMENT AGENCY
$ 10,000   Student Loan Marketing Assoc. 4.28% due 01/04/99 (AMORTIZED COST $9,996,433)............  $  9,996,433
                                                                                                     ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $437,456,748) (B)........................................................   99.6 %   482,075,760

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.4       2,151,804
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 484,227,564
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $72,418,201 and the aggregate gross unrealized depreciation is $27,799,189, resulting in net unrealized appreciation of $44,619,012.

FORWARD FOREIGN CURRENCY CONTRACT OPEN AT DECEMBER 31, 1998:

  CONTRACT TO           IN         DELIVERY    UNREALIZED
    RECEIVE        EXCHANGE FOR      DATE     APPRECIATION
------------------------------------------------------------
$      494,797       GBP 295,348   01/04/99  $        5,730
                                                     ------
                                                     ------

CURRENCY ABBREVIATION:

GBP        British Pound.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH SUMMARY OF INVESTMENTS DECEMBER 31, 1998

                                                                             PERCENT
                                                                                OF
                                                                               NET
INDUSTRY                                                          VALUE       ASSETS
-------------------------------------------------------------------------------------
Aerospace...................................................  $   6,142,500    1.3%
Air Freight/Delivery Services...............................      5,303,887    1.1
Airlines....................................................      8,163,727    1.7
Alcoholic Beverages.........................................      8,907,150    1.8
Aluminum....................................................      9,076,441    1.9
Apparel.....................................................      2,691,014    0.6
Auto Parts: O.E.M...........................................      2,599,442    0.5
Automotive Aftermarket......................................      6,254,250    1.3
Banking.....................................................     32,908,803    6.8
Building Materials..........................................      7,329,692    1.5
Canadian Oil & Gas..........................................      2,390,036    0.5
Clothing/Shoe/Accessory Stores..............................      3,476,562    0.7
Construction/Agricultural Equipment/Trucks..................      6,790,625    1.4
Consumer Electronics/Appliances.............................     12,461,664    2.6
Containers/Packaging........................................     12,214,197    2.5
Discount Chains.............................................      7,052,500    1.5
Diversified Electronic Products.............................     23,154,355    4.8
Diversified Manufacturing...................................     11,448,630    2.4
Electric Utilities: East....................................      6,230,437    1.3
Electrical Products.........................................     10,377,203    2.1
Electronic Components.......................................      5,475,265    1.1
Electronic Data Processing..................................      6,835,750    1.4
Engineering & Construction..................................      9,277,645    1.9
Environmental Services......................................      3,199,613    0.7
Farming/Seeds/Milling.......................................      2,595,416    0.5
Finance Companies...........................................      6,864,750    1.4
Food Chains.................................................      6,623,500    1.4
Home Building...............................................      4,961,572    1.0
Industrial Machinery/Components.............................      4,469,965    0.9
Insurance...................................................      3,910,812    0.8
Integrated Oil Companies....................................      8,723,138    1.8

                                                                             PERCENT
                                                                                OF
                                                                               NET
INDUSTRY                                                          VALUE       ASSETS
-------------------------------------------------------------------------------------
Major Banks.................................................  $  13,173,750    2.7%
Major Chemicals.............................................     11,655,236    2.4
Major Pharmaceuticals.......................................     16,217,154    3.4
Media Conglomerates.........................................      3,258,397    0.7
Motor Vehicles..............................................     18,471,170    3.8
Multi-Sector Companies......................................     28,745,594    5.9
Natural Gas.................................................      6,480,000    1.3
Oil & Gas Production........................................      5,302,718    1.1
Oil Refineries/Marketing....................................     11,184,000    2.3
Oil/Gas Transmission........................................      2,657,857    0.6
Other Metals/Minerals.......................................      8,860,058    1.8
Other Pharmaceuticals.......................................      4,945,230    1.0
Packaged Foods..............................................      4,136,149    0.9
Paper.......................................................     12,333,267    2.5
Photographic Products.......................................      6,264,000    1.3
Precious Metals.............................................      2,437,684    0.5
Real Estate.................................................      5,591,520    1.2
Recreational Products/Toys..................................      4,865,592    1.0
Specialty Chemicals.........................................      2,374,302    0.5
Steel/Iron Ore..............................................      5,363,838    1.1
Telecommunications..........................................     11,910,809    2.5
Tobacco.....................................................     18,603,622    3.8
Tools/Hardware..............................................      2,072,922    0.4
U.S. Government Agency......................................      9,996,433    2.1
Utilities...................................................     11,015,658    2.3
Water Supply................................................      6,248,259    1.3
                                                              -------------    ---
                                                              $ 482,075,760   99.6%
                                                              -------------    ---
                                                              -------------    ---

                                                                             PERCENT
                                                                                OF
                                                                               NET
TYPE OF INVESTMENT                                                VALUE       ASSETS
-------------------------------------------------------------------------------------
Common Stocks...............................................  $ 469,149,398   96.9%
Preferred Stocks............................................      2,929,929    0.6
Short-Term Investment.......................................      9,996,433    2.1
                                                              -------------    ---
                                                              $ 482,075,760   99.6%
                                                              -------------    ---
                                                              -------------    ---

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON AND PREFERRED
            STOCKS AND RIGHTS (92.3%)
            DENMARK (1.5%)
            MAJOR PHARMACEUTICALS
    33,950  Novo-Nordisk AS (Series B)............................................................  $  4,464,308
                                                                                                    ------------
            TELECOMMUNICATIONS
    25,600  Tele Danmark AS.......................................................................     3,442,455
                                                                                                    ------------

            TOTAL DENMARK.........................................................................     7,906,763
                                                                                                    ------------
            FINLAND (2.6%)
            ELECTRONICS
   108,000  Nokia Oyj (A Shares)..................................................................    13,138,428
                                                                                                    ------------
            FRANCE (12.3%)
            BANKING
    88,605  Banque Nationale de Paris.............................................................     7,296,155
                                                                                                    ------------
            BROADCASTING
    38,000  Societe Television Francaise 1........................................................     6,765,437
                                                                                                    ------------
            CONSUMER SPECIALTIES
    50,940  Societe BIC S.A.......................................................................     2,825,594
                                                                                                    ------------
            ELECTRICAL PRODUCTS
    55,480  Alcatel...............................................................................     6,790,187
                                                                                                    ------------
            FOOD CHAINS
    12,000  Carrefour S.A.........................................................................     9,058,994
    45,250  Etablissements Economiques du Casino Guichard-Perrachon S.A...........................     4,712,277
                                                                                                    ------------
                                                                                                      13,771,271
                                                                                                    ------------
            HOTELS/RESORTS
    22,930  Accor S.A.............................................................................     4,964,536
                                                                                                    ------------
            INTEGRATED OIL COMPANIES
    49,440  Elf Aquitaine S.A.....................................................................     5,714,789
                                                                                                    ------------
            MULTI-LINE INSURANCE
    71,500  AXA...................................................................................    10,362,875
                                                                                                    ------------
            OTHER PHARMACEUTICALS
    26,550  Sanofi S.A............................................................................     4,370,605
                                                                                                    ------------
            TOTAL FRANCE..........................................................................    62,861,449
                                                                                                    ------------
            GERMANY (10.6%)
            APPAREL
     1,490  Hugo Boss AG (Pref.)..................................................................     2,864,008
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            BANKING
    95,200  Bayerische Vereinsbank AG.............................................................  $  7,462,518
                                                                                                    ------------
            DIVERSIFIED MANUFACTURING
    81,000  Mannesmann AG.........................................................................     9,293,008
                                                                                                    ------------
            MAJOR CHEMICALS
   120,130  Hoechst AG............................................................................     4,986,174
                                                                                                    ------------
            MOTOR VEHICLES
     5,100  Bayerische Motoren Werke (BMW) AG.....................................................     3,961,016
   137,541  Volkswagen AG.........................................................................    10,988,079
                                                                                                    ------------
                                                                                                      14,949,095
                                                                                                    ------------
            MULTI-LINE INSURANCE
    23,450  Allianz AG............................................................................     8,606,409
                                                                                                    ------------
            UTILITIES
    97,000  VEBA AG...............................................................................     5,809,046
                                                                                                    ------------

            TOTAL GERMANY.........................................................................    53,970,258
                                                                                                    ------------

            ITALY (5.6%)
            BANKING
 2,100,000  Banca di Roma*........................................................................     3,560,615
 1,367,700  Unicredito Italiano SpA...............................................................     8,112,281
                                                                                                    ------------
                                                                                                      11,672,896
                                                                                                    ------------
            BROADCASTING
   830,000  Mediaset SpA..........................................................................     6,734,892
                                                                                                    ------------
            TELECOMMUNICATIONS
 1,203,500  Telecom Italia SpA....................................................................    10,275,736
                                                                                                    ------------

            TOTAL ITALY...........................................................................    28,683,524
                                                                                                    ------------

            NETHERLANDS (11.8%)
            BOOKS/MAGAZINES
   200,000  VNU NV................................................................................     7,533,919
                                                                                                    ------------
            CONSUMER ELECTRONICS/APPLIANCES
   115,235  Koninklijke (Royal) Philips Electronics NV............................................     7,725,251
                                                                                                    ------------
            DIVERSIFIED FINANCIAL SERVICES
   155,089  ING Groep NV..........................................................................     9,448,093
                                                                                                    ------------
            E.D.P. SERVICES
   100,000  Getronics NV..........................................................................     4,948,125
                                                                                                    ------------
            FOOD CHAINS
   240,176  Koninklijke Ahold NV..................................................................     8,868,430
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            INTEGRATED OIL COMPANIES
   105,440  Royal Dutch Petroleum Co..............................................................  $  5,245,352
                                                                                                    ------------
            LIFE INSURANCE
    89,537  Aegon NV..............................................................................    10,985,492
                                                                                                    ------------
            TELECOMMUNICATIONS
   107,000  KPN NV................................................................................     5,351,423
                                                                                                    ------------
            TOTAL NETHERLANDS.....................................................................    60,106,085
                                                                                                    ------------

            SPAIN (3.9%)
            BANKING
   418,849  Banco Bilbao Vizcaya S.A..............................................................     6,567,113
    61,842  Banco Popular Espanol S.A.............................................................     4,662,881
                                                                                                    ------------
                                                                                                      11,229,994
                                                                                                    ------------
            TELECOMMUNICATIONS
   189,094  Telefonica S.A........................................................................     8,408,027
   189,094  Telefonica S.A (Rights)*..............................................................       167,894
                                                                                                    ------------
                                                                                                       8,575,921
                                                                                                    ------------
            TOTAL SPAIN...........................................................................    19,805,915
                                                                                                    ------------

            SWEDEN (9.2%)
            BANKING
   367,000  Nordbanken Holding AB.................................................................     2,354,741
                                                                                                    ------------
            CLOTHING/SHOE/ACCESSORY STORES
    62,080  Hennes & Mauritz AB (B Shares)........................................................     5,070,882
                                                                                                    ------------
            CONSUMER/BUSINESS SERVICES
   624,000  Securitas AB (Series "B" Free)........................................................     9,701,277
   624,000  Securitas AB (Rights)*................................................................       --
                                                                                                    ------------
                                                                                                       9,701,277
                                                                                                    ------------
            ELECTRONICS
   326,300  Ericsson (L.M.) Telephone Co. AB (Series "B" Free)....................................     7,770,485
                                                                                                    ------------
            INDUSTRIAL MACHINERY/COMPONENTS
    99,000  Assa Abloy AB (Series B)..............................................................     3,786,785
                                                                                                    ------------
            LIFE INSURANCE
   400,000  Skandia Forsakrings AB................................................................     6,120,057
                                                                                                    ------------
            MAJOR PHARMACEUTICALS
   105,600  Astra AB (A Shares)...................................................................     2,156,432
   260,167  Astra AB (B Shares)...................................................................     5,296,755
                                                                                                    ------------
                                                                                                       7,453,187
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            MOTOR VEHICLES
   208,750  Volvo AB (B Shares)...................................................................  $  4,790,857
                                                                                                    ------------

            TOTAL SWEDEN..........................................................................    47,048,271
                                                                                                    ------------

            SWITZERLAND (8.5%)
            BANKING
    20,130  UBS AG (Registered)...................................................................     6,184,827
                                                                                                    ------------
            MAJOR PHARMACEUTICALS
     4,720  Novartis AG (Registered)..............................................................     9,278,485
     1,000  Novartis AG - Bearer..................................................................     1,965,781
       896  Roche Holdings AG.....................................................................    10,933,353
                                                                                                    ------------
                                                                                                      22,177,619
                                                                                                    ------------
            PACKAGED FOODS
     4,882  Nestle S.A............................................................................    10,627,725
                                                                                                    ------------
            TOBACCO
     3,300  Compagnie Financiere Richemont AG (Series A)..........................................     4,665,890
                                                                                                    ------------

            TOTAL SWITZERLAND.....................................................................    43,656,061
                                                                                                    ------------

            UNITED KINGDOM (26.3%)
            AEROSPACE
   405,492  British Aerospace PLC.................................................................     3,421,059
                                                                                                    ------------
            ALCOHOLIC BEVERAGES
   204,297  Diageo PLC............................................................................     2,313,941
                                                                                                    ------------
            AUTO PARTS: O.E.M.
   414,838  BBA Group PLC.........................................................................     2,562,250
                                                                                                    ------------
            BANKING
   301,000  Abbey National PLC....................................................................     6,414,741
   287,900  Barclays PLC..........................................................................     6,178,468
   108,994  HSBC Holdings PLC.....................................................................     2,941,876
                                                                                                    ------------
                                                                                                      15,535,085
                                                                                                    ------------
            BOOKS/MAGAZINES
   146,100  EMAP PLC..............................................................................     2,782,160
   195,000  Reed International PLC................................................................     1,517,632
                                                                                                    ------------
                                                                                                       4,299,792
                                                                                                    ------------
            BUILDING MATERIALS
   313,000  Blue Circle Industries PLC............................................................     1,606,720
                                                                                                    ------------
            CATALOG/SPECIALTY DISTRIBUTION
   490,500  Great Universal Stores PLC............................................................     5,145,407
                                                                                                    ------------
            CELLULAR TELEPHONE
   180,000  Vodafone Group PLC....................................................................     2,909,085
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            CONSUMER ELECTRONICS/APPLIANCES
   547,900  Kingfisher PLC........................................................................  $  5,901,776
                                                                                                    ------------
            DIVERSIFIED ELECTRONIC PRODUCTS
   334,000  General Electric Co. PLC..............................................................     3,000,408
                                                                                                    ------------
            DIVERSIFIED FINANCIAL SERVICES
   190,000  Lloyds TSB Group PLC..................................................................     2,690,010
                                                                                                    ------------
            E.D.P. SERVICES
   385,816  SEMA Group PLC........................................................................     3,775,738
                                                                                                    ------------
            ENTERTAINMENT & LEISURE
   442,000  Granada Group PLC.....................................................................     7,776,520
                                                                                                    ------------
            FOOD CHAINS
   247,000  Morrison (W.M.) Supermarkets PLC......................................................     1,132,950
                                                                                                    ------------
            INDUSTRIAL MACHINERY/COMPONENTS
   340,607  Smiths Industries PLC.................................................................     4,836,395
                                                                                                    ------------
            INTEGRATED OIL COMPANIES
   619,253  British Petroleum Co. PLC.............................................................     9,203,154
                                                                                                    ------------
            LIFE INSURANCE
   245,200  Prudential Corp. PLC..................................................................     3,684,692
                                                                                                    ------------
            MAJOR PHARMACEUTICALS
   319,100  Glaxo Wellcome PLC....................................................................    10,927,264
   647,644  SmithKline Beecham PLC................................................................     9,008,443
                                                                                                    ------------
                                                                                                      19,935,707
                                                                                                    ------------
            MOVIES/ENTERTAINMENT
   160,000  Flextech PLC*.........................................................................     1,616,158
                                                                                                    ------------
            MULTI-LINE INSURANCE
   327,271  Royal & Sun Alliance Insurance Group PLC..............................................     2,659,512
                                                                                                    ------------
            MULTI-SECTOR COMPANIES
   379,635  Securicor PLC.........................................................................     3,168,334
   415,000  Tomkins PLC...........................................................................     1,948,208
                                                                                                    ------------
                                                                                                       5,116,542
                                                                                                    ------------
            NATURAL GAS
   885,941  BG PLC................................................................................     5,563,710
                                                                                                    ------------
            PACKAGE GOODS/COSMETICS
   880,000  London International Group PLC........................................................     1,806,918
                                                                                                    ------------
            PACKAGED FOODS
   277,000  Unilever PLC..........................................................................     3,091,532
                                                                                                    ------------
            TELECOMMUNICATIONS
   720,000  British Telecommunications
              PLC.................................................................................    10,795,807

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
   167,000  Cable & Wireless PLC..................................................................  $  2,043,596
   589,182  TeleWest Communications PLC*..........................................................     1,692,712
                                                                                                    ------------
                                                                                                      14,532,115
                                                                                                    ------------

            TOTAL UNITED KINGDOM..................................................................   134,117,176
                                                                                                    ------------

            TOTAL COMMON AND PREFERRED STOCKS AND RIGHTS
            (IDENTIFIED COST $338,011,679)........................................................   471,293,930
                                                                                                    ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
              SHORT-TERM INVESTMENT (a) (7.6%)
              U.S. GOVERNMENT AGENCY
$   38,600    Federal Home Loan Banks 4.30% due 01/04/99
                (AMORTIZED COST $38,586,168)......................................................     38,586,168
                                                                                                    -------------

TOTAL INVESTMENTS
(IDENTIFIED COST $376,597,847) (b)........................................................   99.9 %   509,880,098

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.1         757,499
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 510,637,597
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $140,375,567 and the aggregate gross unrealized depreciation is $7,093,316, resulting in net unrealized appreciation of $133,282,251.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH SUMMARY OF INVESTMENTS DECEMBER 31, 1998

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Aerospace.........................................................................  $  3,421,059       0.7  %
Alcoholic Beverages...............................................................     2,313,941       0.4
Apparel...........................................................................     2,864,008       0.6
Auto Parts: O.E.M.................................................................     2,562,250       0.5
Banking...........................................................................    61,736,216      12.1
Books/Magazines...................................................................    11,833,711       2.3
Broadcasting......................................................................    13,500,329       2.6
Building Materials................................................................     1,606,720       0.3
Catalog/Specialty Distribution....................................................     5,145,407       1.0
Cellular Telephone................................................................     2,909,085       0.6
Clothing/Shoe/Accessory Stores....................................................     5,070,882       1.0
Consumer Electronics/Appliances...................................................    13,627,027       2.7
Consumer Specialties..............................................................     2,825,595       0.6
Consumer/Business Services........................................................     9,701,277       1.9
Diversified Electronic Products...................................................     3,000,408       0.6
Diversified Financial Services....................................................    12,138,102       2.4
Diversified Manufacturing.........................................................     9,293,008       1.8
E.D.P. Services...................................................................     8,723,862       1.7
Electrical Products...............................................................     6,790,187       1.3
Electronics.......................................................................    20,908,914       4.1
Entertainment & Leisure...........................................................     7,776,520       1.5
Food Chains.......................................................................    23,772,651       4.6
Hotels/Resorts....................................................................     4,964,536       1.0
Industrial Machinery/Components...................................................     8,623,181       1.7

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Integrated Oil Companies..........................................................  $ 20,163,295       3.9  %
Life Insurance....................................................................    20,790,241       4.1
Major Chemicals...................................................................     4,986,174       1.0
Major Pharmaceuticals.............................................................    54,030,822      10.6
Motor Vehicles....................................................................    19,739,952       3.9
Movies/Entertainment..............................................................     1,616,159       0.3
Multi-Line Insurance..............................................................    21,628,796       4.2
Multi-Sector Companies............................................................     5,116,541       1.0
Natural Gas.......................................................................     5,563,710       1.1
Other Pharmaceuticals.............................................................     4,370,605       0.8
Package Goods/Cosmetics...........................................................     1,806,918       0.4
Packaged Foods....................................................................    13,719,257       2.7
Telecommunications................................................................    42,177,648       8.3
Tobacco...........................................................................     4,665,890       0.9
U.S. Government Agency............................................................    38,586,168       7.6
Utilities.........................................................................     5,809,046       1.1
                                                                                    ------------       ---
                                                                                    $509,880,098      99.9  %
                                                                                    ------------       ---
                                                                                    ------------       ---

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $468,262,028      91.7  %
Preferred Stocks..................................................................     2,864,008       0.6
Rights............................................................................       167,894        --
Short-Term Investment.............................................................    38,586,168       7.6
                                                                                    ------------       ---
                                                                                    $509,880,098      99.9  %
                                                                                    ------------       ---
                                                                                    ------------       ---

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  COMMON STOCKS, WARRANTS AND BONDS (95.3%)
                  AUSTRALIA (15.9%)
                  ALCOHOLIC BEVERAGES
        269,500   Fosters Brewing Group Ltd........................................................  $   728,413
                                                                                                     -----------
                  BANKING
         73,350   National Australia Bank Ltd......................................................    1,103,397
        147,800   Westpac Banking Corp., Ltd.......................................................      986,946
                                                                                                     -----------
                                                                                                       2,090,343
                                                                                                     -----------
                  BOOKS/MAGAZINES
        108,550   News Corp., Ltd. (The)...........................................................      715,558
                                                                                                     -----------
                  CONSUMER/BUSINESS SERVICES
         30,400   Brambles Industries, Ltd.........................................................      738,936
                                                                                                     -----------
                  DIVERSIFIED FINANCIAL SERVICES
        153,150   Colonial Ltd.....................................................................      524,447
                                                                                                     -----------
                  ENERGY
        339,400   Oil Search Ltd...................................................................      342,446
                                                                                                     -----------
                  OTHER METALS/MINERALS
         77,500   Rio Tinto Ltd....................................................................      917,258
         96,600   WMC Ltd..........................................................................      290,629
                                                                                                     -----------
                                                                                                       1,207,887
                                                                                                     -----------
                  REAL ESTATE INVESTMENT TRUST
         44,100   Lend Lease Corp., Ltd............................................................      593,277
                                                                                                     -----------
                  RETAIL
        107,850   Woolworth's Ltd..................................................................      366,420
                                                                                                     -----------
                  TELECOMMUNICATIONS
        124,960   Cable & Wireless Optus Ltd.*.....................................................      262,097
        175,200   Telstra Corp. Ltd................................................................      817,438
                                                                                                     -----------
                                                                                                       1,079,535
                                                                                                     -----------
                  TOTAL AUSTRALIA..................................................................    8,387,262
                                                                                                     -----------

                  CHINA (0.6%)
                  ENERGY
      1,251,000   Yanzhou Coal Mining Co., Ltd.....................................................      209,938
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  UTILITIES - ELECTRIC
        331,000   Huaneng Power International, Inc. (Class H)*.....................................  $   117,503
                                                                                                     -----------

                  TOTAL CHINA......................................................................      327,441
                                                                                                     -----------

                  HONG KONG (21.1%)
                  BROADCASTING
        218,000   Television Broadcasts Ltd.++.....................................................      562,828
                                                                                                     -----------
                  DIVERSIFIED ELECTRONIC PRODUCTS
        195,600   Johnson Electric Holdings, Ltd...................................................      502,471
         39,000   VTech Holdings Ltd.++............................................................      170,165
                                                                                                     -----------
                                                                                                         672,636
                                                                                                     -----------
                  DIVERSIFIED FINANCIAL SERVICES
         63,400   HSBC Holdings PLC++..............................................................    1,579,557
                                                                                                     -----------
                  FINANCIAL SERVICES
        133,100   Li & Fung Ltd.++.................................................................      275,767
                                                                                                     -----------
                  FOOD CHAINS
        289,000   Dairy Farm International Holdings Ltd............................................      332,350
                                                                                                     -----------
                  MULTI-SECTOR COMPANIES
        306,100   Hutchison Whampoa, Ltd...........................................................    2,163,397
        169,500   Swire Pacific Ltd. (Class A)++...................................................      759,256
                                                                                                     -----------
                                                                                                       2,922,653
                                                                                                     -----------
                  REAL ESTATE
         81,900   Cheung Kong (Holdings) Ltd.......................................................      589,410
        128,000   New World Development Co., Ltd...................................................      322,206
        218,000   Sun Hung Kai Properties Ltd.++...................................................    1,589,988
                                                                                                     -----------
                                                                                                       2,501,604
                                                                                                     -----------
                  TELECOMMUNICATIONS
        230,200   China Telecom Ltd.*..............................................................      398,198
        443,700   Hong Kong Telecommunications Ltd.++..............................................      776,100
         77,500   SmarTone Telecommunications Holdings Ltd.++......................................      215,094
                                                                                                     -----------
                                                                                                       1,389,392
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  UTILITIES
        148,500   CLP Holdings Ltd.................................................................  $   739,950
         19,676   Hong Kong & China Gas Co., Ltd. (Warrants due 09/30/99)*.........................        1,295
         50,100   Hong Kong Electric Holdings Ltd..................................................      151,983
                                                                                                     -----------
                                                                                                         893,228
                                                                                                     -----------

                  TOTAL HONG KONG..................................................................   11,130,015
                                                                                                     -----------
                  INDONESIA (0.0%)
                  MUTUAL FUNDS
        500,000   Batavia Investment Fund Ltd.*....................................................      --
                                                                                                     -----------
                  JAPAN (27.2%)
                  BUILDING PRODUCTS
         27,000   Sanwa Shutter Corp...............................................................      117,827
     JPY 10,000 K Sanwa Shutter Corp. 0.90% due 03/31/06 (Conv.)...................................       76,413
                                                                                                     -----------
                                                                                                         194,240
                                                                                                     -----------
                  CONSUMER ELECTRONICS/APPLIANCES
          5,000   Aiwa Co., Ltd....................................................................      131,625
          7,100   Sony Corp........................................................................      516,193
                                                                                                     -----------
                                                                                                         647,818
                                                                                                     -----------
                  CONSUMER SPECIALTIES
         25,000   Casio Computers Co., Ltd.........................................................      184,187
                                                                                                     -----------
                  DIVERSIFIED ELECTRONIC PRODUCTS
          4,000   Kyocera Corp.....................................................................      210,954
         26,000   Matsushita Electric Industrial Co., Ltd..........................................      459,134
         81,000   Toshiba Corp.....................................................................      481,564
                                                                                                     -----------
                                                                                                       1,151,652
                                                                                                     -----------
                  E.D.P. PERIPHERALS
         18,000   Mitsumi Electric Co., Ltd........................................................      380,035
                                                                                                     -----------
                  ELECTRICAL PRODUCTS
         60,000   Furukawa Electric Co., Ltd. (The)................................................      204,064
                                                                                                     -----------
                  ELECTRONIC COMPONENTS
          6,000   Murata Manufacturing Co., Ltd....................................................      248,587
          5,000   TDK Corp.........................................................................      456,272
                                                                                                     -----------
                                                                                                         704,859
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  ELECTRONIC DATA PROCESSING
         37,000   Fujitsu Ltd......................................................................  $   491,917
         78,000   Hitachi Ltd......................................................................      482,332
          3,000   Rohm Co., Ltd....................................................................      272,703
                                                                                                     -----------
                                                                                                       1,246,952
                                                                                                     -----------
                  ELECTRONIC DISTRIBUTORS
          4,000   Ryosan Co., Ltd..................................................................       63,781
                                                                                                     -----------
                  ELECTRONIC PRODUCTION EQUIPMENT
         53,000   NEC Corp.........................................................................      486,926
          3,000   Tokyo Electron Ltd...............................................................      113,693
                                                                                                     -----------
                                                                                                         600,619
                                                                                                     -----------
                  ENGINEERING & CONSTRUCTION
         10,000   Kyudenko Corp....................................................................       67,491
                                                                                                     -----------
                  FINANCE COMPANIES
         14,000   Hitachi Credit Corp..............................................................      310,424
                                                                                                     -----------
                  HOME BUILDING
         16,000   Sekisui House Ltd................................................................      168,905
                                                                                                     -----------
                  INDUSTRIAL MACHINERY/COMPONENTS
         29,000   Amada Co., Ltd...................................................................      140,133
         25,000   Daifuku Co., Ltd.................................................................      133,392
         28,000   Daikin Industries, Ltd...........................................................      277,032
         11,000   Fuji Machine Manufacturing Co., Ltd..............................................      346,908
         13,000   Minebea Co., Ltd.................................................................      148,604
     JPY 17,000 K Minebea Co., Ltd. 0.80% due 03/31/03 (Conv.).....................................      229,770
         65,000   Mitsubishi Heavy Industries Ltd..................................................      252,650
                                                                                                     -----------
                                                                                                       1,528,489
                                                                                                     -----------
                  INDUSTRIAL SPECIALTIES
         15,000   Fujitec Co., Ltd.................................................................       96,466
                                                                                                     -----------
                  MOTOR VEHICLES
         95,000   Nissan Motor Co., Ltd............................................................      290,371
         20,000   Suzuki Motor Corp................................................................      236,749
         14,000   Toyota Motor Corp................................................................      379,682
                                                                                                     -----------
                                                                                                         906,802
                                                                                                     -----------
                  OFFICE EQUIPMENT/SUPPLIES
         21,000   Canon, Inc.......................................................................      448,012
      JPY 8,000 K Canon, Inc. 1.00% due 12/20/02 (Conv.)...........................................      113,357
         51,000   Ricoh Co., Ltd...................................................................      469,452
                                                                                                     -----------
                                                                                                       1,030,821
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS
          6,000   Ono Pharmaceutical Co., Ltd......................................................  $   187,103
         20,000   Sankyo Co., Ltd..................................................................      436,396
         13,000   Yamanouchi Pharmaceutical Co., Ltd...............................................      418,021
                                                                                                     -----------
                                                                                                       1,041,520
                                                                                                     -----------
                  PHOTOGRAPHIC PRODUCTS
         13,000   Fuji Photo Film Co...............................................................      482,332
                                                                                                     -----------
                  POLLUTION CONTROL EQUIPMENT
         11,000   Kurita Water Industries Ltd......................................................      161,113
                                                                                                     -----------
                  PRINTING/FORMS
         18,000   Dai Nippon Printing Co., Ltd.....................................................      286,537
                                                                                                     -----------
                  REAL ESTATE
         27,000   Mitsubishi Estate Co., Ltd.......................................................      241,617
                                                                                                     -----------
                  RECREATIONAL PRODUCTS/TOYS
          6,000   Nintendo Co., Ltd................................................................      580,389
         20,000   Yamaha Corp......................................................................      206,714
                                                                                                     -----------
                                                                                                         787,103
                                                                                                     -----------
                  SPECIALTY CHEMICALS
         55,000   Daicel Chemical Industries, Ltd..................................................      163,251
         43,000   Kaneka Corp......................................................................      321,740
         76,000   Mitsubishi Chemical Corp.........................................................      159,788
         16,000   NIFCO Inc........................................................................      128,763
         20,000   Sekisui Chemical Co., Ltd........................................................      134,276
         16,000   Shin-Etsu Polymer Co., Ltd.......................................................       83,392
                                                                                                     -----------
                                                                                                         991,210
                                                                                                     -----------
                  TELECOMMUNICATIONS
             72   Nippon Telegraph & Telephone Corp................................................      554,629
             70   NTT Data Corp....................................................................      346,908
                                                                                                     -----------
                                                                                                         901,537
                                                                                                     -----------

                  TOTAL JAPAN......................................................................   14,380,574
                                                                                                     -----------
                  MALAYSIA+ (3.5%)
                  BUILDING MATERIALS/DIY CHAINS
        135,000   Lingkaran Trans Kota Holdings Berhad*............................................       79,061
                                                                                                     -----------
                  CASINO/GAMBLING
        153,000   Berjaya Sports Toto Berhad.......................................................      133,558
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  ELECTRONIC COMPONENTS
         45,000   Malaysian Pacific Industries Berhad..............................................  $    43,094
                                                                                                     -----------
                  ENGINEERING & CONSTRUCTION
        114,999   Gamuda Berhad....................................................................       90,644
         16,666   Gamuda Berhad (Warrants due 12/29/01)*...........................................        2,424
                                                                                                     -----------
                                                                                                          93,068
                                                                                                     -----------
                  FARMING/SEEDS/MILLING
        367,000   IOI Corporated Berhad............................................................      147,341
                                                                                                     -----------
                  HOTELS/RESORTS
        225,000   Resorts World Berhad.............................................................      181,492
                                                                                                     -----------
                  MOTOR VEHICLES
        105,680   Oriental Holdings Berhad.........................................................      113,854
                                                                                                     -----------
                  MULTI-SECTOR COMPANIES
         80,000   Malakoff Berhad..................................................................      131,123
                                                                                                     -----------
                  PROPERTY - CASUALTY INSURANCE
        140,400   Malaysian Assurance Alliance Berhad..............................................      100,840
                                                                                                     -----------
                  SPECIALTY FOODS/CANDY
         86,500   Kuala Lumpur Kepong Berhad.......................................................      103,545
                                                                                                     -----------
                  TELECOMMUNICATIONS
        194,000   Telekom Malaysia Berhad..........................................................      357,274
                                                                                                     -----------
                  TOBACCO
         60,000   R.J. Reynolds Berhad.............................................................       47,514
                                                                                                     -----------
                  UTILITIES
        228,000   Tenaga Nasional Berhad...........................................................      327,514
                                                                                                     -----------

                  TOTAL MALAYSIA...................................................................    1,859,278
                                                                                                     -----------

                  SINGAPORE (8.1%)
                  AIRLINES
        126,000   Singapore Airlines Ltd...........................................................      924,280
                                                                                                     -----------
                  BANKING
         52,520   Overseas Chinese Banking Corp., Ltd..............................................      356,607
        167,000   United Overseas Bank Ltd.........................................................    1,073,174
                                                                                                     -----------
                                                                                                       1,429,781
                                                                                                     -----------
                  ELECTRONIC COMPONENTS
        140,000   Venture Manufacturing Singapore Ltd..............................................      534,708
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  ENGINEERING & CONSTRUCTION
        452,471   Singapore Technologies Engineering Ltd...........................................  $   422,434
                                                                                                     -----------
                  NEWSPAPERS
         33,219   Singapore Press Holdings Ltd.....................................................      353,945
                                                                                                     -----------
                  REAL ESTATE
        147,000   City Developments Ltd............................................................      637,193
                                                                                                     -----------

                  TOTAL SINGAPORE..................................................................    4,302,341
                                                                                                     -----------
                  SOUTH KOREA (8.9%)
                  DIVERSIFIED ELECTRONIC PRODUCTS
              1   LG Information & Communication Ltd...............................................           27
         24,117   Samsung Electronics Co...........................................................    1,621,868
                                                                                                     -----------
                                                                                                       1,621,895
                                                                                                     -----------
                  STEEL/IRON ORE
         20,240   Pohang Iron & Steel Co., Ltd.....................................................    1,283,722
         14,900   Pohang Iron & Steel Co., Ltd. (ADR)..............................................      251,438
                                                                                                     -----------
                                                                                                       1,535,160
                                                                                                     -----------
                  UTILITIES
         62,800   Korea Electric Power Corp........................................................    1,559,533
                                                                                                     -----------
                  TOTAL SOUTH KOREA................................................................    4,716,588
                                                                                                     -----------

                  TAIWAN (8.2%)
                  CLOTHING/SHOE/ACCESSORY STORES
$           330 K Far Eastern Department Stores - 144A** 3.00% due 07/06/01 (Conv.)................      298,650
                                                                                                     -----------
                  COMPUTER/VIDEO CHAINS
$           185 K Compal Electronics 1.00% due 11/21/03 (Conv.)....................................      438,135
                                                                                                     -----------
                  COMPUTERS
          9,000   Asustek Computer Inc.* (GDR).....................................................       78,975
                                                                                                     -----------
                  ELECTRONIC COMPONENTS
         36,400   Yageo Corp. - 144A* ** (GDR).....................................................      239,425
                                                                                                     -----------

SHARES/PRINCIPAL
     AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  ELECTRONIC DATA PROCESSING
         41,250   Acer, Inc. (GDR).................................................................  $   236,156
                                                                                                     -----------
                  MAJOR CHEMICALS
$           205 K Nan Ya Plastics Corp. 1.75% due 07/09/01 (Conv.).................................      218,708
                                                                                                     -----------
                  MARINE TRANSPORTATION
$           304 K YangMing Marine Transportation - 144A** 2.00% due 10/06/01 (Conv.)...............      356,367
                                                                                                     -----------
                  MUTUAL FUNDS
            163   Taipei Fund*.....................................................................    1,445,321
                                                                                                     -----------
                  SEMICONDUCTORS
         50,750   Taiwan Semiconductor Manufacturing Co., Ltd.* (ADR)..............................      720,016
                                                                                                     -----------
                  STEEL/IRON ORE
         23,388   China Steel Corp. (GDR)..........................................................      285,334
                                                                                                     -----------

                  TOTAL TAIWAN.....................................................................    4,317,087
                                                                                                     -----------

                  THAILAND (1.8%)
                  BANKING
         78,700   Bangkok Bank PCL.................................................................      163,053
                                                                                                     -----------
                  MOVIES/ENTERTAINMENT
         55,100   BEC World PCL....................................................................      304,420
                                                                                                     -----------
                  OIL & GAS PRODUCTION
         25,500   PTT Exploration & Production Public Co., Ltd.....................................      180,331
                                                                                                     -----------
                  TELECOMMUNICATIONS
         27,000   Advanced Info Service PCL........................................................      161,105
                                                                                                     -----------
                  UTILITIES
         58,700   Electricity Generating PCL.......................................................      159,722
                                                                                                     -----------

                  TOTAL THAILAND...................................................................      968,631
                                                                                                     -----------

                  TOTAL COMMON STOCKS, WARRANTS AND BONDS
                  (IDENTIFIED COST $48,457,776)....................................................   50,389,217
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                              VALUE
-----------------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENT (a) (4.1%)
              U.S. GOVERNMENT AGENCY
$    2,150    Federal Farm Credit Bank 4.50% due 01/04/99
                (AMORTIZED COST $2,149,194).......................................................  $   2,149,194
                                                                                                    -------------

TOTAL INVESTMENTS
(IDENTIFIED COST $50,606,970) (b)..........................................................   99.4 %   52,538,411

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    0.6        303,126
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 52,841,537
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 K   In thousands.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
 + Securities deemed illiquid. As of December 31, 1998, the Malaysian Government prohibited the repatriation of proceeds on sales of securities denominated in Malaysian ringgits for a one year period from the date of sale. Effective February 15, 1999, the Malaysian Government replaced the holding period with a graduated exit tax.
++ Some or all of these securities are segregated in connection with the open forward foreign currency contract.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $5,908,055 and the aggregate gross unrealized depreciation is $3,976,614, resulting in net unrealized appreciation of $1,931,441.

FORWARD FOREIGN CURRENCY CONTRACT OPEN AT DECEMBER 31, 1998:

  CONTRACT TO           IN         DELIVERY    UNREALIZED
    DELIVER        EXCHANGE FOR      DATE     DEPRECIATION
------------------------------------------------------------
  HKD 9,914,000   $    1,221,869   06/10/1999 $      (54,154)
                                             ---------------
                                             ---------------

CURRENCY ABBREVIATIONS:

HKD        Hong Kong Dollar.
JPY        Japanese Yen.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH SUMMARY OF INVESTMENTS DECEMBER 31, 1998

                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Airlines...........................................................................  $   924,280       1.7  %
Alcoholic Beverages................................................................      728,413       1.4
Banking............................................................................    3,683,177       7.0
Books/Magazines....................................................................      715,558       1.4
Broadcasting.......................................................................      562,828       1.1
Building Materials/Diy Chains......................................................       79,061       0.1
Building Products..................................................................      194,240       0.4
Casino/Gambling....................................................................      133,558       0.3
Clothing/Shoe/Accessory Stores.....................................................      298,650       0.6
Computer/Video Chains..............................................................      438,135       0.8
Computers..........................................................................       78,975       0.1
Consumer Electronics/Appliances....................................................      647,818       1.2
Consumer Specialties...............................................................      184,187       0.3
Consumer/Business Services.........................................................      738,936       1.4
Diversified Electronic Products....................................................    3,446,183       6.5
Diversified Financial Services.....................................................    2,104,004       4.0
E.D.P. Peripherals.................................................................      380,035       0.7
Electrical Products................................................................      204,064       0.4
Electronic Components..............................................................    1,522,086       2.9
Electronic Data Processing.........................................................    1,483,108       2.8
Electronic Distributors............................................................       63,781       0.1
Electronic Production Equipment....................................................      600,619       1.1
Energy.............................................................................      552,384       1.0
Engineering & Construction.........................................................      582,993       1.1
Farming/Seeds/Milling..............................................................      147,341       0.3
Finance Companies..................................................................      310,424       0.6
Financial Services.................................................................      275,767       0.5
Food Chains........................................................................      332,350       0.6
Home Building......................................................................      168,905       0.3
Hotels/Resorts.....................................................................      181,492       0.3
Industrial Machinery/Components....................................................    1,528,489       2.9
Industrial Specialties.............................................................       96,466       0.2
Major Chemicals....................................................................      218,708       0.4

                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Marine Transportation..............................................................  $   356,367       0.7  %
Motor Vehicles.....................................................................    1,020,656       1.9
Movies/Entertainment...............................................................      304,420       0.6
Multi-Sector Companies.............................................................    3,053,776       5.8
Mutual Funds.......................................................................    1,445,321       2.7
Newspapers.........................................................................      353,945       0.7
Office Equipment/Supplies..........................................................    1,030,821       2.0
Oil & Gas Production...............................................................      180,331       0.3
Other Metals/Minerals..............................................................    1,207,887       2.3
Pharmaceuticals....................................................................    1,041,520       2.0
Photographic Products..............................................................      482,332       0.9
Pollution Control Equipment........................................................      161,113       0.3
Printing/Forms.....................................................................      286,537       0.5
Property - Casualty Insurance......................................................      100,840       0.2
Real Estate........................................................................    3,380,414       6.4
Real Estate Investment Trust.......................................................      593,277       1.1
Recreational Products/Toys.........................................................      787,103       1.5
Retail.............................................................................      366,420       0.7
Semiconductors.....................................................................      720,016       1.4
Specialty Chemicals................................................................      991,210       1.9
Specialty Foods/Candy..............................................................      103,545       0.2
Steel/Iron Ore.....................................................................    1,820,494       3.4
Telecommunications.................................................................    3,888,843       7.4
Tobacco............................................................................       47,514       0.1
U.S. Government Agency.............................................................    2,149,194       4.1
Utilities..........................................................................    2,939,997       5.6
Utilities - Electric...............................................................      117,503       0.2
                                                                                     -----------       ---
                                                                                     $52,538,411      99.4  %
                                                                                     -----------       ---
                                                                                     -----------       ---

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                      VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks......................................................................  $48,654,098      92.1  %
Convertible Bonds..................................................................    1,731,400       3.3
Short-Term Investment..............................................................    2,149,194       4.0
Warrants...........................................................................        3,719      --
                                                                                     -----------       ---
                                                                                     $52,538,411      99.4  %
                                                                                     -----------       ---
                                                                                     -----------       ---

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL APPRECIATION PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (92.9%)
           ADVERTISING (1.2%)
   7,900   Valassis Communications, Inc.*..........................................................  $   407,837
                                                                                                     -----------
           BANKING (6.4%)
  20,000   Bank of New York Co., Inc...............................................................      805,000
  10,000   Chase Manhattan Corp. (The).............................................................      680,625
  10,000   First Union Corp........................................................................      608,125
                                                                                                     -----------
                                                                                                       2,093,750
                                                                                                     -----------
           BIOTECHNOLOGY (4.4%)
  10,000   Genset (ADR) (France)*..................................................................      267,500
   2,000   IDEC Pharmaceuticals Corp.*.............................................................       94,000
   2,500   Immunex Corp.*..........................................................................      313,125
   2,000   MedImmune, Inc.*........................................................................      198,750
  10,000   PathoGenesis Corp.*.....................................................................      570,000
                                                                                                     -----------
                                                                                                       1,443,375
                                                                                                     -----------
           BROADCASTING (0.7%)
   4,000   Clear Channel Communications, Inc.*.....................................................      218,000
                                                                                                     -----------
           CABLE TELEVISION (2.6%)
  20,000   Tele-Communications TCI Ventures Group (Class A)*.......................................      471,250
   6,000   Time Warner, Inc........................................................................      372,375
                                                                                                     -----------
                                                                                                         843,625
                                                                                                     -----------
           COMPUTER HARDWARE (5.3%)
   3,500   American Power Conversion Corp.*........................................................      169,312
   5,000   Dell Computer Corp.*....................................................................      365,937
   4,000   Flextronics International, Ltd.*........................................................      342,000
   3,000   International Business Machines Corp....................................................      554,250
   4,000   SCI Systems, Inc.*......................................................................      231,000
   1,000   Sun Microsystems, Inc.*.................................................................       85,562
                                                                                                     -----------
                                                                                                       1,748,061
                                                                                                     -----------
           COMPUTER SOFTWARE (2.8%)
   3,000   Microsoft Corp.*........................................................................      415,687
   8,000   New Era of Networks, Inc.*..............................................................      350,000
   3,000   Wind River Systems, Inc.*...............................................................      140,625
                                                                                                     -----------
                                                                                                         906,312
                                                                                                     -----------
           COMPUTERS, SOFTWARE & SERVICES (0.9%)
   3,000   Citrix Systems, Inc.*...................................................................      291,000
                                                                                                     -----------
           CONSUMER ELECTRONICS/APPLIANCES (0.6%)
   3,000   Maytag Corp.............................................................................      186,750
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           CONSUMER SUNDRIES (4.0%)
  15,000   Aurora Foods, Inc.*.....................................................................  $   297,187
   5,000   Campbell Soup Co........................................................................      275,000
  15,000   ConAgra, Inc............................................................................      472,500
   5,000   Philip Morris Companies, Inc............................................................      267,500
                                                                                                     -----------
                                                                                                       1,312,187
                                                                                                     -----------
           CONSUMER/BUSINESS SERVICES (1.3%)
   2,500   Computer Sciences Corp.*................................................................      161,094
   7,100   Service Corp. International.............................................................      270,244
                                                                                                     -----------
                                                                                                         431,338
                                                                                                     -----------
           DIVERSIFIED FINANCIAL SERVICES (1.1%)
   3,500   General Electric Co.....................................................................      357,219
                                                                                                     -----------
           DIVERSIFIED MANUFACTURING (0.5%)
   1,500   United Technologies Corp................................................................      163,125
                                                                                                     -----------
           E.D.P. PERIPHERALS (1.5%)
   9,000   Seagate Technology, Inc.*...............................................................      272,250
  14,000   Western Digital Corp.*..................................................................      210,875
                                                                                                     -----------
                                                                                                         483,125
                                                                                                     -----------
           ELECTRONIC COMPONENTS (0.8%)
   4,000   Xilinx, Inc.*...........................................................................      260,250
                                                                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (4.0%)
  10,000   Applied Materials, Inc.*................................................................      426,875
   6,000   ASM Lithography Holding NV* (Netherlands)...............................................      183,000
   4,000   KLA-Tencor Corp.*.......................................................................      173,500
   6,000   Novellus Systems, Inc.*.................................................................      296,250
   5,000   Teradyne, Inc.*.........................................................................      211,875
                                                                                                     -----------
                                                                                                       1,291,500
                                                                                                     -----------
           ENERGY (2.4%)
   8,000   Coflexip, S.A. (ADR) (France)...........................................................      258,000
  10,000   Cooper Cameron Corp.*...................................................................      245,000
  10,000   Halliburton Co..........................................................................      296,250
                                                                                                     -----------
                                                                                                         799,250
                                                                                                     -----------
           FINANCIAL SERVICES (6.3%)
   1,000   Capital One Financial Corp..............................................................      115,000
   4,000   Franklin Resources, Inc.................................................................      128,000
   6,000   Lehman Brothers Holdings, Inc...........................................................      264,375
   6,000   Merrill Lynch & Co., Inc................................................................      400,500
   1,000   Nationwide Financial Services, Inc. (Class A)...........................................       51,687
  25,000   Newcourt Credit Group, Inc. (Canada)....................................................      873,437
   3,000   Providian Financial Corp................................................................      225,000
                                                                                                     -----------
                                                                                                       2,057,999
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL APPRECIATION PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           FOOD CHAINS (1.1%)
   6,000   Safeway Inc.*...........................................................................  $   365,625
                                                                                                     -----------
           HEALTHCARE (3.8%)
  11,250   Cardinal Health, Inc....................................................................      853,594
  10,000   MedQuist Inc.*..........................................................................      395,000
                                                                                                     -----------
                                                                                                       1,248,594
                                                                                                     -----------
           INSURANCE (3.0%)
   4,000   American General Corp...................................................................      312,000
   2,000   American International Group, Inc.......................................................      193,250
   8,000   Equitable Companies, Inc................................................................      463,000
                                                                                                     -----------
                                                                                                         968,250
                                                                                                     -----------
           INTERNET SERVICES (4.5%)
   4,000   At Home Corp. (Series A)*...............................................................      294,500
   2,000   Inktomi Corp.*..........................................................................      259,875
   5,000   Intuit Inc.*............................................................................      362,500
   3,000   MindSpring Enterprises, Inc.*...........................................................      183,187
   1,500   Yahoo! Inc.*............................................................................      355,312
                                                                                                     -----------
                                                                                                       1,455,374
                                                                                                     -----------
           MAJOR PHARMACEUTICALS (5.4%)
   6,000   Elan Corp. PLC (ADR)* (Ireland).........................................................      417,375
   2,000   Lilly (Eli) & Co........................................................................      177,750
   5,000   Pharmacia & Upjohn, Inc.................................................................      283,125
   6,000   Schering-Plough Corp....................................................................      331,500
   3,000   Warner-Lambert Co.......................................................................      225,563
   5,000   Watson Pharmaceuticals, Inc.*...........................................................      314,375
                                                                                                     -----------
                                                                                                       1,749,688
                                                                                                     -----------
           MEDIA CONGLOMERATES (1.1%)
   5,000   Viacom Inc. (Class A)*..................................................................      367,813
                                                                                                     -----------
           MEDICAL EQUIPMENT & SUPPLIES (1.9%)
   5,000   Sofamor Danek Group, Inc.*..............................................................      608,750
                                                                                                     -----------
           RETAIL (7.0%)
   1,000   Abercrombie & Fitch Co. (Class A)*......................................................       70,750
   3,000   Ann Taylor Stores Corp.*................................................................      118,313
   5,000   Bed Bath & Beyond Inc.*.................................................................      170,313
   9,000   Children's Place Retail Stores, Inc. (The)*.............................................      226,125

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   7,500   Gap, Inc. (The).........................................................................  $   421,875
   6,000   Home Depot, Inc. (The)..................................................................      367,125
   7,000   Lowe's Companies, Inc...................................................................      358,313
   4,500   TJX Companies, Inc......................................................................      130,500
   5,000   Wal-Mart Stores, Inc....................................................................      407,188
                                                                                                     -----------
                                                                                                       2,270,502
                                                                                                     -----------
           SEMICONDUCTORS (7.9%)
   3,000   Altera Corp.*...........................................................................      182,250
   3,000   Applied Micro Circuits Corp.*...........................................................      101,625
   5,000   Intel Corp..............................................................................      592,500
   2,000   Linear Technology Corp..................................................................      179,000
   4,000   Maxim Integrated Products, Inc.*........................................................      174,500
   2,000   Micrel, Inc.*...........................................................................      110,000
   8,000   Micron Technology, Inc.*................................................................      404,500
   2,500   Motorola, Inc...........................................................................      152,656
   7,000   Semtech Corp.*..........................................................................      248,500
   5,000   Texas Instruments, Inc..................................................................      427,813
                                                                                                     -----------
                                                                                                       2,573,344
                                                                                                     -----------
           TELECOMMUNICATION EQUIPMENT (7.7%)
   1,500   Broadcom Corp. (Class A)*...............................................................      180,563
  10,000   Comverse Technology, Inc.*..............................................................      709,375
  10,000   Gemstar International Group Ltd.* (Virgin Islands)......................................      571,875
   5,000   Newbridge Networks Corp.* (Canada)......................................................      151,875
   3,000   PMC - Sierra, Inc.*.....................................................................      189,000
   8,000   RF Micro Devices, Inc.*.................................................................      367,500
   3,500   Vitesse Semiconductor Corp.*............................................................      159,250
   5,000   Xircom, Inc.*...........................................................................      170,000
                                                                                                     -----------
                                                                                                       2,499,438
                                                                                                     -----------
           TELECOMMUNICATIONS (2.7%)
   5,000   MCI WorldCom, Inc.*.....................................................................      358,750
   2,500   Sprint Corp. (FON Group)................................................................      210,313
   2,000   Teligent, Inc. (Class A)*...............................................................       57,500
   4,000   U.S. West, Inc..........................................................................      258,500
                                                                                                     -----------
                                                                                                         885,063
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $26,046,190)...........................................................   30,287,144
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL APPRECIATION PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (6.9%)
           U.S. GOVERNMENT AGENCY
$  2,250   Federal Farm Credit Bank 4.50% due 01/04/99 (AMORTIZED COST $2,249,156).................  $ 2,249,156
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $28,295,346) (b)..........................................................   99.8 %   32,536,300

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    0.2         68,517
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 32,604,817
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $4,931,435 and the aggregate gross unrealized depreciation is $690,481, resulting in net unrealized appreciation of $4,240,954.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (97.4%)
           ADVERTISING (0.5%)
  50,000   Omnicom Group, Inc...................................................................  $    2,900,000
 100,000   Young & Rubicam, Inc.*...............................................................       3,237,500
                                                                                                  --------------
                                                                                                       6,137,500
                                                                                                  --------------
           AEROSPACE (0.4%)
  50,000   General Dynamics Corp................................................................       2,931,250
                                                                                                  --------------
           AIRLINES (0.0%)
  13,500   Southwest Airlines Co................................................................         302,906
                                                                                                  --------------
           BANKING (1.3%)
 110,000   Argentaria (ADR) (Spain).............................................................       5,665,000
  19,400   Bank of New York Co., Inc............................................................         780,850
  75,000   Chase Manhattan Corp. (The)..........................................................       5,104,687
  59,000   First Union Corp.....................................................................       3,587,937
                                                                                                  --------------
                                                                                                      15,138,474
                                                                                                  --------------
           BIOTECHNOLOGY (3.2%)
  81,000   Amgen Inc.*..........................................................................       8,464,500
   5,200   Genentech, Inc. (Special)*...........................................................         414,375
 100,000   Genzyme Corp. (General Division)*....................................................       4,968,750
  61,000   IDEC Pharmaceuticals Corp.*..........................................................       2,867,000
  55,000   Immunex Corp.*.......................................................................       6,888,750
  25,000   MedImmune, Inc.*.....................................................................       2,484,375
 175,000   PathoGenesis Corp.*..................................................................       9,975,000
                                                                                                  --------------
                                                                                                      36,062,750
                                                                                                  --------------
           BROADCASTING (2.6%)
 110,000   Chancellor Media Corp.*..............................................................       5,259,375
 201,000   Clear Channel Communications, Inc.*..................................................      10,954,500
 133,000   Infinity Broadcasting Corp. (Series A)*..............................................       3,640,875
 140,000   Tele-Communications Liberty Media Group (Class A)*...................................       6,448,750
 100,000   USA Networks, Inc.*..................................................................       3,306,250
                                                                                                  --------------
                                                                                                      29,609,750
                                                                                                  --------------
           CABLE TELEVISION (4.0%)
 215,000   Comcast Corp. (Class A Special)......................................................      12,617,812
 207,200   Cox Communications, Inc. (Class A)*..................................................      14,322,700
 300,000   Time Warner, Inc.....................................................................      18,618,750
                                                                                                  --------------
                                                                                                      45,559,262
                                                                                                  --------------

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           COMPUTER HARDWARE (6.8%)
 335,000   Compaq Computer Corp.................................................................  $   14,049,062
  70,000   Dell Computer Corp.*.................................................................       5,123,125
 200,000   Flextronics International, Ltd.*.....................................................      17,100,000
  33,000   Hewlett-Packard Co...................................................................       2,254,312
  80,000   International Business Machines Corp.................................................      14,780,000
 137,000   SCI Systems, Inc.*...................................................................       7,911,750
  70,000   Solectron Corp.*.....................................................................       6,505,625
 115,000   Sun Microsystems, Inc.*..............................................................       9,839,687
                                                                                                  --------------
                                                                                                      77,563,561
                                                                                                  --------------
           COMPUTER SOFTWARE (4.0%)
 122,000   Citrix Systems, Inc.*................................................................      11,834,000
 140,000   Compuware Corp.*.....................................................................      10,928,750
  95,900   Great Plains Software, Inc.*.........................................................       4,627,175
 132,000   Microsoft Corp.*.....................................................................      18,290,250
                                                                                                  --------------
                                                                                                      45,680,175
                                                                                                  --------------
           CONSUMER ELECTRONICS/APPLIANCES (0.8%)
  50,000   Electronic Arts Inc.*................................................................       2,800,000
 100,000   Maytag Corp..........................................................................       6,225,000
                                                                                                  --------------
                                                                                                       9,025,000
                                                                                                  --------------
           CONSUMER SUNDRIES (2.5%)
 170,000   Anheuser-Busch Companies, Inc........................................................      11,156,250
  46,000   Clorox Co............................................................................       5,373,375
  52,000   Estee Lauder Companies, Inc. (Class A)...............................................       4,446,000
  73,000   Groupe Danone (ADR) (France).........................................................       4,106,250
  35,000   Procter & Gamble Co..................................................................       3,195,937
                                                                                                  --------------
                                                                                                      28,277,812
                                                                                                  --------------
           CONSUMER/BUSINESS SERVICES (1.4%)
  33,000   Automatic Data Processing, Inc.......................................................       2,646,187
  76,000   Ceridian Corp.*......................................................................       5,305,750
  85,000   Computer Sciences Corp.*.............................................................       5,477,187
  80,000   Outdoor Systems, Inc.*...............................................................       2,400,000
                                                                                                  --------------
                                                                                                      15,829,124
                                                                                                  --------------
           DIVERSIFIED FINANCIAL SERVICES (1.1%)
 120,000   General Electric Co..................................................................      12,247,500
                                                                                                  --------------
           DIVERSIFIED MANUFACTURING (0.7%)
  70,000   United Technologies Corp.............................................................       7,612,500
                                                                                                  --------------
           DRUG STORE CHAIN (2.7%)
 163,000   CVS Corp.............................................................................       8,965,000
  53,000   Duane Reade, Inc.*...................................................................       2,040,500
 238,600   Rite Aid Corp........................................................................      11,825,612

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
 130,000   Walgreen Co..........................................................................  $    7,613,125
                                                                                                  --------------
                                                                                                      30,444,237
                                                                                                  --------------
           E.D.P. PERIPHERALS (2.3%)
 145,000   EMC Corp.*...........................................................................      12,325,000
 315,000   Seagate Technology, Inc.*............................................................       9,528,750
 250,000   Western Digital Corp.*...............................................................       3,765,625
                                                                                                  --------------
                                                                                                      25,619,375
                                                                                                  --------------
           ELECTRONIC PRODUCTION EQUIPMENT (4.8%)
 516,000   Applied Materials, Inc.*.............................................................      22,026,750
 225,000   ASM Lithography Holding NV (Netherlands)*............................................       6,862,500
 125,000   KLA-Tencor Corp.*....................................................................       5,421,875
 127,000   Novellus Systems, Inc.*..............................................................       6,270,625
 180,000   Teradyne, Inc.*......................................................................       7,627,500
 120,000   Veeco Instruments, Inc.*.............................................................       6,330,000
                                                                                                  --------------
                                                                                                      54,539,250
                                                                                                  --------------
           ENERGY (1.5%)
  43,000   Chevron Corp.........................................................................       3,566,312
  85,000   Exxon Corp...........................................................................       6,215,625
  50,000   Mobil Corp...........................................................................       4,356,250
  60,000   Texaco, Inc..........................................................................       3,172,500
                                                                                                  --------------
                                                                                                      17,310,687
                                                                                                  --------------
           FARMING/SEEDS/MILLING (0.1%)
  40,000   Delta & Pine Land Co.................................................................       1,480,000
                                                                                                  --------------
           FINANCIAL SERVICES (8.2%)
 190,000   Associates First Capital Corp. (Class A).............................................       8,051,250
  30,000   Capital One Financial Corp...........................................................       3,450,000
  55,000   CIT Group, Inc. (The) (Series A).....................................................       1,749,687
  92,500   E*TRADE Group, Inc.*.................................................................       4,324,375
  75,000   Franklin Resources, Inc..............................................................       2,400,000
 200,000   Freddie Mac..........................................................................      12,887,500
 152,000   Lehman Brothers Holdings, Inc........................................................       6,697,500
 157,000   Merrill Lynch & Co., Inc.............................................................      10,479,750
 157,000   Paine Webber Group, Inc..............................................................       6,064,125
 165,000   Providian Financial Corp.............................................................      12,375,000
 450,000   Schwab (CHARLES) Corp................................................................      25,284,375
                                                                                                  --------------
                                                                                                      93,763,562
                                                                                                  --------------
           FOOD CHAINS (1.5%)
  70,000   Fred Meyer, Inc.*....................................................................       4,217,500
 220,000   Safeway Inc.*........................................................................      13,406,250
                                                                                                  --------------
                                                                                                      17,623,750
                                                                                                  --------------
           FOREST PRODUCTS (0.4%)
  73,700   Georgia-Pacific Corp.................................................................       4,316,056
                                                                                                  --------------

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           HEALTHCARE (0.5%)
  90,000   Health Management Associates, Inc. (Class A)*........................................  $    1,946,250
  47,000   Wellpoint Health Networks, Inc.*.....................................................       4,089,000
                                                                                                  --------------
                                                                                                       6,035,250
                                                                                                  --------------
           INSURANCE (1.8%)
  19,000   Aegon N.V. (ARS) (Netherlands).......................................................       2,322,750
 110,000   American International Group, Inc....................................................      10,628,750
  91,800   Equitable Companies, Inc.............................................................       5,312,925
  36,000   Nationwide Financial Services, Inc. (Class A)........................................       1,860,750
                                                                                                  --------------
                                                                                                      20,125,175
                                                                                                  --------------
           INTERNET SERVICES (6.0%)
 158,000   America Online, Inc.*................................................................      22,870,500
  64,000   At Home Corp. (Series A)*............................................................       4,712,000
   8,100   Concur Technologies, Inc.*...........................................................         240,975
  26,400   E-Tek Dynamics, Inc.*................................................................         693,000
 132,600   Inktomi Corp.*.......................................................................      17,229,713
 170,000   Intuit Inc.*.........................................................................      12,325,000
   9,100   Ticketmaster Online-CitySearch, Inc. (Series B)*.....................................         518,700
  37,000   Yahoo! Inc.*.........................................................................       8,764,375
                                                                                                  --------------
                                                                                                      67,354,263
                                                                                                  --------------
           MAJOR PHARMACEUTICALS (5.3%)
  76,000   American Home Products Corp..........................................................       4,279,750
  56,000   Elan Corp. PLC (ADR) (Ireland)*......................................................       3,895,500
 185,000   Forest Laboratories, Inc.*...........................................................       9,839,688
  82,000   Glaxo Wellcome PLC (ADR) (United Kingdom)............................................       5,699,000
  59,000   Lilly (Eli) & Co.....................................................................       5,243,625
  92,000   Pfizer, Inc..........................................................................      11,540,250
  59,000   Pharmacia & Upjohn, Inc..............................................................       3,340,875
 140,000   Schering-Plough Corp.................................................................       7,735,000
  64,000   Smithkline Beecham PLC (ADR) (United Kingdom)........................................       4,448,000
  60,000   Warner-Lambert Co....................................................................       4,511,250
                                                                                                  --------------
                                                                                                      60,532,938
                                                                                                  --------------
           MEDIA CONGLOMERATES (0.8%)
 121,000   Viacom, Inc. (Class B)*..............................................................       8,954,000
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           MEDICAL EQUIPMENT & SUPPLIES (1.9%)
  70,000   Bausch & Lomb, Inc...................................................................  $    4,200,000
  71,000   Guidant Corp.........................................................................       7,827,750
 135,000   Medtronic, Inc.......................................................................      10,023,750
                                                                                                  --------------
                                                                                                      22,051,500
                                                                                                  --------------
           MOTOR VEHICLES (1.8%)
 183,000   Ford Motor Co........................................................................      10,739,813
 135,000   General Motors Corp..................................................................       9,660,938
                                                                                                  --------------
                                                                                                      20,400,751
                                                                                                  --------------
           NEWSPAPERS (0.5%)
 150,000   New York Times Co. (The) (Class A)...................................................       5,203,125
                                                                                                  --------------
           RESTAURANTS (0.7%)
  45,000   McDonald's Corp......................................................................       3,448,125
  55,000   Outback Steakhouse, Inc.*............................................................       2,186,250
  42,000   Tricon Global Restaurants, Inc.*.....................................................       2,105,250
                                                                                                  --------------
                                                                                                       7,739,625
                                                                                                  --------------
           RETAIL (8.0%)
 101,000   Abercrombie & Fitch Co. (Class A)*...................................................       7,145,750
  26,000   Amazon.com, Inc.*....................................................................       8,350,875
 275,000   Ann Taylor Stores Corp.*.............................................................      10,845,313
  93,000   Bed Bath & Beyond Inc.*..............................................................       3,167,813
 115,000   Costco Companies, Inc.*..............................................................       8,301,563
 195,000   Gap, Inc. (The)......................................................................      10,968,750
 200,000   Home Depot, Inc. (The)...............................................................      12,237,500
  22,900   Linens 'N Things, Inc.*..............................................................         907,413
 290,000   Lowe's Companies, Inc................................................................      14,844,375
 165,000   Wal-Mart Stores, Inc.................................................................      13,437,188
  42,300   Williams-Sonoma, Inc.*...............................................................       1,705,219
                                                                                                  --------------
                                                                                                      91,911,759
                                                                                                  --------------
           SEMICONDUCTORS (6.0%)
 190,000   Altera Corp.*........................................................................      11,542,500
  64,000   Analog Devices, Inc.*................................................................       2,008,000
  44,000   Applied Micro Circuits Corp.*........................................................       1,490,500
 116,000   Intel Corp...........................................................................      13,746,000
  40,000   Linear Technology Corp...............................................................       3,580,000
  73,000   Maxim Integrated Products, Inc.*.....................................................       3,184,625
 210,000   Micron Technology, Inc.*.............................................................      10,618,125
 152,000   Texas Instruments, Inc...............................................................      13,005,500
 145,000   Xilinx, Inc.*........................................................................       9,434,063
                                                                                                  --------------
                                                                                                      68,609,313
                                                                                                  --------------

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           TELECOMMUNICATION EQUIPMENT (5.4%)
 119,000   Ascend Communications, Inc.*.........................................................  $    7,824,250
  56,000   Broadcom Corp. (Class A)*............................................................       6,741,000
 230,000   Cisco Systems, Inc.*.................................................................      21,346,875
 170,000   Newbridge Networks Corp. (Canada)*...................................................       5,163,750
  46,000   Nokia Corp. (ADR) (Class A) (Finland)................................................       5,540,125
  92,000   PMC - Sierra, Inc. (Canada)*.........................................................       5,796,000
 120,000   RF Micro Devices, Inc.*..............................................................       5,512,500
 120,000   Xircom, Inc.*........................................................................       4,080,000
                                                                                                  --------------
                                                                                                      62,004,500
                                                                                                  --------------
           TELECOMMUNICATIONS (7.9%)
 135,000   Ameritech Corp.......................................................................       8,555,625
 216,000   AT&T Corp............................................................................      16,254,000
 244,000   BellSouth Corp.......................................................................      12,169,500
  57,000   Lucent Technologies Inc..............................................................       6,270,000
 185,000   MCI WorldCom, Inc.*..................................................................      13,273,750
 200,000   SBC Communications, Inc..............................................................      10,725,000
 115,200   Sprint Corp. (FON Group).............................................................       9,691,200
  47,300   Sprint Corp. (PCS Group)*............................................................       1,093,813
  33,000   Teligent, Inc. (Class A)*............................................................         948,750
 155,000   U.S. West, Inc.......................................................................      10,016,875
  33,000   Winstar Communications, Inc.*........................................................       1,284,938
                                                                                                  --------------
                                                                                                      90,283,451
                                                                                                  --------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $888,047,495).......................................................   1,108,280,131
                                                                                                  --------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENTS (8.0%)
           U.S. GOVERNMENT AGENCY (a) (8.0%)
$ 91,100   Federal Home Loan Mortgage Corp. 4.50% due 01/04/99 (AMORTIZED COST $91,065,838).....      91,065,838
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
           REPURCHASE AGREEMENT (0.0%)
$    213   The Bank of New York 4.00% due 01/04/99 (dated 12/31/98; proceeds $212,826) (b)
             (IDENTIFIED COST $212,732).........................................................  $      212,732
                                                                                                  --------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $91,278,570)........................................................      91,278,570
                                                                                                  --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $979,326,065) (c)......................................................  105.4 %   1,199,558,701

LIABILITIES IN EXCESS OF OTHER ASSETS...................................................   (5.4)      (61,145,978)
                                                                                          ------  ---------------

NET ASSETS..............................................................................  100.0 % $ 1,138,412,723
                                                                                          ------  ---------------
                                                                                          ------  ---------------

---------------------

ARS  American Regulatory Share
ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $209,649 U.S. Treasury Note 5.875% due 02/15/00 valued at $216,987.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $228,202,836 and the aggregate gross unrealized depreciation is $7,970,200, resulting in net unrealized appreciation of $220,232,636.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (91.4%)
           ACCIDENT & HEALTH INSURANCE (0.2%)
     603   Provident Companies, Inc................................................................  $    25,024
     625   Torchmark Corp..........................................................................       22,070
     617   UNUM Corp...............................................................................       36,017
                                                                                                     -----------
                                                                                                          83,111
                                                                                                     -----------
           ADVERTISING (0.2%)
     619   Interpublic Group of Companies, Inc.....................................................       49,365
     695   Omnicom Group, Inc......................................................................       40,310
                                                                                                     -----------
                                                                                                          89,675
                                                                                                     -----------
           AEROSPACE (0.7%)
   4,452   Boeing Co...............................................................................      145,246
     303   Goodrich (B.F.) Co......................................................................       10,870
     875   Lockheed Martin Corp....................................................................       74,156
     307   Northrop Grumman Corp...................................................................       22,449
   1,006   United Technologies Corp................................................................      109,402
                                                                                                     -----------
                                                                                                         362,123
                                                                                                     -----------
           AIR FREIGHT/DELIVERY SERVICES (0.1%)
     658   FDX Corp.*..............................................................................       58,562
                                                                                                     -----------
           AIRLINES (0.3%)
     813   AMR Corp.*..............................................................................       48,272
     620   Delta Air Lines, Inc....................................................................       32,240
   1,499   Southwest Airlines Co...................................................................       33,634
     384   US Airways Group Inc.*..................................................................       19,968
                                                                                                     -----------
                                                                                                         134,114
                                                                                                     -----------
           ALCOHOLIC BEVERAGES (0.4%)
   2,130   Anheuser-Busch Companies, Inc...........................................................      139,781
     306   Brown-Forman Corp. (Class B)............................................................       23,160
     163   Coors (Adolph) Co. (Class B)............................................................        9,199
     762   Fortune Brands, Inc.....................................................................       24,098
                                                                                                     -----------
                                                                                                         196,238
                                                                                                     -----------
           ALUMINUM (0.2%)
   1,014   Alcan Aluminium Ltd. (Canada)...........................................................       27,441
     818   Aluminum Co. of America.................................................................       60,992
     295   Reynolds Metals Co......................................................................       15,543
                                                                                                     -----------
                                                                                                         103,976
                                                                                                     -----------
           APPAREL (0.1%)
     262   Fruit of the Loom, Inc. (Class A)*......................................................        3,619
     288   Liz Claiborne, Inc......................................................................        9,090
     148   Russell Corp............................................................................        3,006

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
     534   VF Corp.................................................................................  $    25,031
                                                                                                     -----------
                                                                                                          40,746
                                                                                                     -----------
           AUTO PARTS: O.E.M. (0.2%)
     737   Dana Corp...............................................................................       30,125
     318   Eaton Corp..............................................................................       22,479
     377   Johnson Controls, Inc...................................................................       22,243
     534   TRW, Inc................................................................................       30,004
                                                                                                     -----------
                                                                                                         104,851
                                                                                                     -----------
           AUTOMOTIVE AFTERMARKET (0.1%)
     282   Cooper Tire & Rubber Co.................................................................        5,763
     802   Genuine Parts Co........................................................................       26,817
     695   Goodyear Tire & Rubber Co...............................................................       35,054
                                                                                                     -----------
                                                                                                          67,634
                                                                                                     -----------
           BIOTECHNOLOGY (0.2%)
   1,134   Amgen Inc.*.............................................................................      118,503
                                                                                                     -----------
           BOOKS/MAGAZINES (0.1%)
     316   Harcourt General, Inc...................................................................       16,807
     216   Meredith Corp...........................................................................        8,181
                                                                                                     -----------
                                                                                                          24,988
                                                                                                     -----------
           BROADCASTING (0.3%)
   3,147   CBS Corp................................................................................      103,064
   1,107   Clear Channel Communications, Inc.*.....................................................       60,331
                                                                                                     -----------
                                                                                                         163,395
                                                                                                     -----------
           BUILDING MATERIALS (0.0%)
     221   Owens Corning...........................................................................        7,832
                                                                                                     -----------
           BUILDING MATERIALS/DIY CHAINS (1.0%)
   6,966   Home Depot, Inc. (The)..................................................................      426,232
   1,571   Lowe's Companies, Inc...................................................................       80,416
                                                                                                     -----------
                                                                                                         506,648
                                                                                                     -----------
           BUILDING PRODUCTS (0.1%)
     178   Armstrong World Industries, Inc.........................................................       10,736
   1,512   Masco Corp..............................................................................       43,470
                                                                                                     -----------
                                                                                                          54,206
                                                                                                     -----------
           CABLE TELEVISION (0.7%)
   1,645   Comcast Corp. (Class A Special).........................................................       96,541
   2,704   MediaOne Group Inc.*....................................................................      127,088
   2,397   Tele-Communications, Inc. (Class A)*....................................................      132,584
                                                                                                     -----------
                                                                                                         356,213
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           CASINO/GAMBLING (0.0%)
     415   Harrah's Entertainment, Inc.*...........................................................  $     6,510
     736   Mirage Resorts, Inc.*...................................................................       10,994
                                                                                                     -----------
                                                                                                          17,504
                                                                                                     -----------
           CELLULAR TELEPHONE (0.5%)
   2,549   AirTouch Communications, Inc.*..........................................................      183,847
   1,281   Nextel Communications, Inc. (Class A)*..................................................       30,264
   1,850   Sprint Corp. (PCS Group)*...............................................................       42,781
                                                                                                     -----------
                                                                                                         256,892
                                                                                                     -----------
           CLOTHING/SHOE/ACCESSORY STORES (0.5%)
       1   Abercrombie & Fitch Co. (Class A)*......................................................           71
   2,582   Gap, Inc. (The).........................................................................      145,237
   1,015   Limited (The), Inc......................................................................       29,562
     664   Nordstrom, Inc..........................................................................       23,032
   1,436   TJX Companies, Inc......................................................................       41,644
                                                                                                     -----------
                                                                                                         239,546
                                                                                                     -----------
           COMPUTER COMMUNICATIONS (1.6%)
   1,598   3Com Corp.*.............................................................................       71,610
     967   Ascend Communications, Inc.*............................................................       63,580
     673   Cabletron Systems, Inc.*................................................................        5,636
   7,037   Cisco Systems, Inc.*....................................................................      653,122
                                                                                                     -----------
                                                                                                         793,948
                                                                                                     -----------
           COMPUTER SOFTWARE (4.2%)
     293   Adobe Systems, Inc......................................................................       13,698
     193   Autodesk, Inc...........................................................................        8,227
     960   BMC Software, Inc.*.....................................................................       42,780
   2,399   Computer Associates International, Inc..................................................      102,257
     816   Compuware Corp.*........................................................................       63,699
  11,112   Microsoft Corp.* **.....................................................................    1,539,706
   1,569   Novell, Inc.*...........................................................................       28,438
   4,331   Oracle Corp.*...........................................................................      186,774
   1,213   Parametric Technology Corp.*............................................................       19,711
   1,038   PeopleSoft, Inc.*.......................................................................       19,592
                                                                                                     -----------
                                                                                                       2,024,882
                                                                                                     -----------
           COMPUTER/VIDEO CHAINS (0.1%)
     447   Circuit City Stores, Inc................................................................       22,322
     411   Tandy Corp..............................................................................       16,928
                                                                                                     -----------
                                                                                                          39,250
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (0.3%)
     325   Case Corp...............................................................................  $     7,089
   1,598   Caterpillar, Inc........................................................................       73,508
     187   Cummins Engine Co., Inc.................................................................        6,638
   1,063   Deere & Co..............................................................................       35,212
      36   NACCO Industries, Inc. (Class A)........................................................        3,312
     299   Navistar International Corp.*...........................................................        8,521
     320   PACCAR, Inc.............................................................................       13,080
                                                                                                     -----------
                                                                                                         147,360
                                                                                                     -----------
           CONSUMER ELECTRONICS/APPLIANCES (0.1%)
     401   Maytag Corp.............................................................................       24,962
     339   Whirlpool Corp..........................................................................       18,772
                                                                                                     -----------
                                                                                                          43,734
                                                                                                     -----------
           CONSUMER SPECIALTIES (0.0%)
     107   Jostens, Inc............................................................................        2,802
                                                                                                     -----------
           CONSUMER SUNDRIES (0.0%)
     289   American Greetings Corp. (Class A)......................................................       11,867
                                                                                                     -----------
           CONTAINERS/PACKAGING (0.2%)
     125   Ball Corp...............................................................................        5,719
     219   Bemis Company, Inc......................................................................        8,308
     509   Crown Cork & Seal Co., Inc..............................................................       15,684
     692   Owens-Illinois, Inc.*...................................................................       21,192
     372   Sealed Air Corp.*.......................................................................       18,995
     228   Temple-Inland, Inc......................................................................       13,523
                                                                                                     -----------
                                                                                                          83,421
                                                                                                     -----------
           CONTRACT DRILLING (0.0%)
     206   Helmerich & Payne, Inc..................................................................        3,991
     374   Rowan Companies, Inc.*..................................................................        3,740
                                                                                                     -----------
                                                                                                           7,731
                                                                                                     -----------
           DEPARTMENT STORES (0.6%)
     454   Dillard's, Inc. (Class A)...............................................................       12,882
     913   Federated Department Stores, Inc.*......................................................       39,773
     705   Kohl's Corp.*...........................................................................       43,313
   1,041   May Department Stores Co................................................................       62,850
   1,132   Penney (J.C.) Co., Inc..................................................................       53,062
   1,707   Sears, Roebuck & Co.....................................................................       72,547
                                                                                                     -----------
                                                                                                         284,427
                                                                                                     -----------
           DISCOUNT CHAINS (2.2%)
     488   Consolidated Stores Corp.*..............................................................        9,851
     965   Costco Companies, Inc.*.................................................................       69,661
   1,960   Dayton Hudson Corp......................................................................      106,330

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
     824   Dollar General Corp.....................................................................  $    19,467
   2,197   Kmart Corp.*............................................................................       33,642
  10,039   Wal-Mart Stores, Inc.**.................................................................      817,551
                                                                                                     -----------
                                                                                                       1,056,502
                                                                                                     -----------
           DIVERSIFIED COMMERCIAL SERVICES (0.1%)
     729   Paychex, Inc............................................................................       37,498
                                                                                                     -----------
           DIVERSIFIED ELECTRONIC PRODUCTS (0.1%)
     328   Harris Corp.............................................................................       12,013
     852   Rockwell International Corp.............................................................       41,375
                                                                                                     -----------
                                                                                                          53,388
                                                                                                     -----------
           DIVERSIFIED FINANCIAL SERVICES (1.6%)
   2,015   American Express Co.....................................................................      206,034
  10,124   Citigroup, Inc..........................................................................      501,138
     631   Providian Financial Corp................................................................       47,287
     278   Transamerica Corp.......................................................................       32,109
                                                                                                     -----------
                                                                                                         786,568
                                                                                                     -----------
           DIVERSIFIED MANUFACTURING (1.2%)
      82   Aeroquip-Vickers, Inc...................................................................        2,455
     874   Allegheny Teledyne Inc..................................................................       17,862
   2,496   AlliedSignal, Inc.......................................................................      110,604
     477   Cooper Industries, Inc..................................................................       22,747
     596   Danaher Corp............................................................................       32,370
     994   Dover Corp..............................................................................       36,405
     485   ITT Industries, Inc.....................................................................       19,279
   1,788   Minnesota Mining & Manufacturing Co.....................................................      127,171
     680   Thermo Electron Corp.*..................................................................       11,517
   2,871   Tyco International Ltd..................................................................      216,581
                                                                                                     -----------
                                                                                                         596,991
                                                                                                     -----------
           DRUG STORE CHAIN (0.6%)
   1,738   CVS Corp................................................................................       95,590
     159   Longs Drug Stores Corp..................................................................        5,962
   1,152   Rite Aid Corp...........................................................................       57,096
   2,222   Walgreen Co.............................................................................      130,126
                                                                                                     -----------
                                                                                                         288,774
                                                                                                     -----------
           E.D.P. PERIPHERALS (0.5%)
   2,236   EMC Corp.*..............................................................................      190,060
   1,093   Seagate Technology, Inc.*...............................................................       33,063
                                                                                                     -----------
                                                                                                         223,123
                                                                                                     -----------
           E.D.P. SERVICES (0.7%)
   1,346   Automatic Data Processing, Inc..........................................................      107,932
     319   Ceridian Corp.*.........................................................................       22,270
     706   Computer Sciences Corp.*................................................................       45,493
   2,196   Electronic Data Systems Corp............................................................      110,349

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   1,973   First Data Corp.........................................................................  $    62,519
                                                                                                     -----------
                                                                                                         348,563
                                                                                                     -----------
           ELECTRIC UTILITIES (2.3%)
     804   AES Corp. (The)*........................................................................       38,089
     611   Ameren Corp.............................................................................       26,082
     853   American Electric Power Co..............................................................       40,144
     665   Baltimore Gas & Electric Co.............................................................       20,532
     674   Carolina Power & Light Co...............................................................       31,720
     947   Central & South West Corp...............................................................       25,983
     707   CINergy Corp............................................................................       24,303
   1,039   Consolidated Edison, Inc................................................................       54,937
     871   Dominion Resources, Inc.................................................................       40,719
     646   DTE Energy Co...........................................................................       27,697
   1,613   Duke Power Co...........................................................................      103,333
   1,572   Edison International....................................................................       43,819
   1,099   Entergy Corp............................................................................       34,206
   1,056   FirstEnergy Corp........................................................................       34,386
     806   FPL Group, Inc..........................................................................       49,670
     570   GPU, Inc................................................................................       25,187
   1,268   Houston Industries, Inc.................................................................       40,735
     509   New Century Energies, Inc...............................................................       24,814
     835   Niagara Mohawk Power Corp.*.............................................................       13,464
     680   Northern States Power Co................................................................       18,870
   1,325   PacifiCorp..............................................................................       27,908
     998   PECO Energy Co..........................................................................       41,542
   1,705   PG & E Corp.............................................................................       53,708
     674   PP&L Resources, Inc.....................................................................       18,788
   1,017   Public Service Enterprise Group, Inc....................................................       40,680
   3,107   Southern Co.............................................................................       90,297
   1,258   Texas Utilities Co......................................................................       58,733
     968   Unicom Corp.............................................................................       37,329
                                                                                                     -----------
                                                                                                       1,087,675
                                                                                                     -----------
           ELECTRICAL PRODUCTS (0.3%)
   1,963   Emerson Electric Co.....................................................................      122,810
     353   Raychem Corp............................................................................       11,406
     253   Thomas & Betts Corp.....................................................................       10,958
                                                                                                     -----------
                                                                                                         145,174
                                                                                                     -----------
           ELECTRONIC COMPONENTS (0.1%)
     975   AMP, Inc................................................................................       50,761
     353   Andrew Corp.*...........................................................................        5,825
                                                                                                     -----------
                                                                                                          56,586
                                                                                                     -----------
           ELECTRONIC DATA PROCESSING (4.3%)
     600   Apple Computer, Inc.*...................................................................       24,563
   7,576   Compaq Computer Corp....................................................................      317,719
     180   Data General Corp.*.....................................................................        2,959

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   5,675   Dell Computer Corp.*....................................................................  $   415,339
     696   Gateway 2000, Inc.*.....................................................................       35,627
   4,622   Hewlett-Packard Co......................................................................      315,740
   4,158   International Business Machines Corp.**.................................................      768,191
     773   Silicon Graphics, Inc.*.................................................................        9,952
   1,696   Sun Microsystems, Inc.*.................................................................      145,114
   1,137   Unisys Corp.*...........................................................................       39,155
                                                                                                     -----------
                                                                                                       2,074,359
                                                                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (0.2%)
   1,647   Applied Materials, Inc.*................................................................       70,306
     390   KLA-Tencor Corp.*.......................................................................       16,916
                                                                                                     -----------
                                                                                                          87,222
                                                                                                     -----------
           ENGINEERING & CONSTRUCTION (0.0%)
     323   Fluor Corp..............................................................................       13,748
     167   Foster Wheeler Corp.....................................................................        2,202
                                                                                                     -----------
                                                                                                          15,950
                                                                                                     -----------
           ENVIRONMENTAL SERVICES (0.3%)
     774   Browning-Ferris Industries, Inc.........................................................       22,011
   2,560   Waste Management, Inc...................................................................      119,360
                                                                                                     -----------
                                                                                                         141,371
                                                                                                     -----------
           FARMING/SEEDS/MILLING (0.2%)
   2,644   Archer-Daniels-Midland Co...............................................................       45,444
   1,077   Pioneer Hi-Bred International, Inc......................................................       29,079
                                                                                                     -----------
                                                                                                          74,523
                                                                                                     -----------
           FINANCE COMPANIES (1.9%)
   3,220   Associates First Capital Corp. (Class A)................................................      136,448
     292   Capital One Financial Corp..............................................................       33,580
     498   Countrywide Credit Industries, Inc......................................................       24,993
   4,621   Fannie Mae..............................................................................      341,954
   3,024   Freddie Mac.............................................................................      194,859
   2,151   Household International, Inc............................................................       85,233
   3,350   MBNA Corp...............................................................................       83,541
     738   SLM Holding Corp........................................................................       35,424
                                                                                                     -----------
                                                                                                         936,032
                                                                                                     -----------
           FINANCIAL PUBLISHING/SERVICES (0.2%)
     745   Dun & Bradstreet Corp...................................................................       23,514
     657   Equifax, Inc............................................................................       22,461
     438   McGraw-Hill, Inc........................................................................       44,621
                                                                                                     -----------
                                                                                                          90,596
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           FLUID CONTROLS (0.0%)
     453   Parker-Hannifin Corp....................................................................  $    14,836
                                                                                                     -----------
           FOOD CHAINS (0.8%)
   1,094   Albertson's, Inc........................................................................       69,674
   1,223   American Stores Co......................................................................       45,175
     688   Fred Meyer, Inc.*.......................................................................       41,452
     139   Great Atlantic & Pacific Tea Co., Inc...................................................        4,118
   1,142   Kroger Co.*.............................................................................       69,091
   2,167   Safeway Inc.*...........................................................................      132,052
     662   Winn-Dixie Stores, Inc..................................................................       29,707
                                                                                                     -----------
                                                                                                         391,269
                                                                                                     -----------
           FOOD DISTRIBUTORS (0.1%)
     495   Supervalu, Inc..........................................................................       13,860
   1,489   Sysco Corp..............................................................................       40,854
                                                                                                     -----------
                                                                                                          54,714
                                                                                                     -----------
           FOREST PRODUCTS (0.2%)
     382   Georgia-Pacific Corp....................................................................       22,371
     484   Louisiana-Pacific Corp..................................................................        8,863
     887   Weyerhaeuser Co.........................................................................       45,071
                                                                                                     -----------
                                                                                                          76,305
                                                                                                     -----------
           HEALTH CARE (0.0%)
     200   Alberto-Culver Co. (Class B)............................................................        5,338
                                                                                                     -----------
           HOME BUILDING (0.1%)
     265   Centex Corp.............................................................................       11,942
     125   Fleetwood Enterprises, Inc..............................................................        4,344
     178   Kaufman & Broad Home Corp...............................................................        5,118
     192   Pulte Corp..............................................................................        5,340
                                                                                                     -----------
                                                                                                          26,744
                                                                                                     -----------
           HOME FURNISHINGS (0.1%)
     725   Newell Co...............................................................................       29,906
     668   Rubbermaid, Inc.........................................................................       21,000
     236   Tupperware Corp.........................................................................        3,879
                                                                                                     -----------
                                                                                                          54,785
                                                                                                     -----------
           HOSPITAL/NURSING MANAGEMENT (0.3%)
   2,877   Columbia/HCA Healthcare Corp............................................................       71,206
     494   HCR Manor Care, Inc.*...................................................................       14,511
   1,380   Tenet Healthcare Corp.*.................................................................       36,225
                                                                                                     -----------
                                                                                                         121,942
                                                                                                     -----------
           HOTELS/RESORTS (0.4%)
   2,654   Carnival Corp. (Class A)................................................................      127,392
   1,162   Hilton Hotels Corp......................................................................       22,223

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   1,115   Marriott International, Inc.............................................................  $    32,335
                                                                                                     -----------
                                                                                                         181,950
                                                                                                     -----------
           INDUSTRIAL MACHINERY/COMPONENTS (0.2%)
      89   Harnischfeger Industries, Inc...........................................................          907
   1,114   Illinois Tool Works Inc.................................................................       64,612
     733   Ingersoll-Rand Co.......................................................................       34,405
     114   Milacron, Inc...........................................................................        2,195
                                                                                                     -----------
                                                                                                         102,119
                                                                                                     -----------
           INDUSTRIAL SPECIALTIES (0.1%)
     577   Ecolab, Inc.............................................................................       20,880
     180   Millipore Corp..........................................................................        5,119
     552   Pall Corp...............................................................................       13,973
                                                                                                     -----------
                                                                                                          39,972
                                                                                                     -----------
           INSURANCE BROKERS/SERVICES (0.2%)
     758   AON Corp................................................................................       41,974
   1,147   Marsh & McLennan Companies, Inc.........................................................       67,028
                                                                                                     -----------
                                                                                                         109,002
                                                                                                     -----------
           INTEGRATED OIL COMPANIES (4.4%)
     403   Amerada Hess Corp.......................................................................       20,049
   1,431   Atlantic Richfield Co...................................................................       93,373
   2,907   Chevron Corp............................................................................      241,099
  10,834   Exxon Corp.**...........................................................................      792,236
     210   Kerr-McGee Corp.........................................................................        8,033
   3,475   Mobil Corp..............................................................................      302,759
   1,135   Phillips Petroleum Co...................................................................       48,379
   9,555   Royal Dutch Petroleum Co. (ADR) (Netherlands)...........................................      457,446
   2,382   Texaco, Inc.............................................................................      125,948
   1,076   Unocal Corp.............................................................................       31,406
                                                                                                     -----------
                                                                                                       2,120,728
                                                                                                     -----------
           INTERNET SERVICES (0.6%)
   2,033   America Online, Inc.*...................................................................      294,277
                                                                                                     -----------
           INVESTMENT BANKERS/BROKERS/ SERVICES (0.9%)
     502   Bear Stearns Companies, Inc.............................................................       18,762
     517   Lehman Brothers Holdings, Inc...........................................................       22,780
   1,581   Merrill Lynch & Co., Inc................................................................      105,532
   2,574   Morgan Stanley Dean Witter & Co. (Note 3)...............................................      182,754
   1,786   Schwab (CHARLES) Corp...................................................................      100,351
                                                                                                     -----------
                                                                                                         430,179
                                                                                                     -----------
           INVESTMENT MANAGERS (0.1%)
   1,128   Franklin Resources, Inc.................................................................       36,096
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           LIFE INSURANCE (0.5%)
   1,123   American General Corp...................................................................  $    87,594
   1,401   Conseco, Inc............................................................................       42,818
     472   Jefferson-Pilot Corp....................................................................       35,400
     967   SunAmerica Inc..........................................................................       78,448
                                                                                                     -----------
                                                                                                         244,260
                                                                                                     -----------
           MAJOR BANKS (5.9%)
   3,390   Bank of New York Co., Inc...............................................................      136,448
   5,218   Bank One Corp...........................................................................      266,444
   7,712   BankAmerica Corp........................................................................      463,684
   1,313   BankBoston Corp.........................................................................       51,125
     425   Bankers Trust New York Corp.............................................................       36,311
   1,311   BB&T Corp...............................................................................       52,850
   3,769   Chase Manhattan Corp. (The).............................................................      256,528
     693   Comerica, Inc...........................................................................       47,254
   4,415   First Union Corp........................................................................      268,487
   1,020   Firstar Corp............................................................................       95,115
   2,533   Fleet Financial Group, Inc..............................................................      113,193
     941   Huntington Bancshares, Inc..............................................................       28,289
   2,028   KeyCorp.................................................................................       64,896
   1,164   Mellon Bank Corp........................................................................       80,025
     779   Morgan (J.P.) & Co., Inc................................................................       81,844
   1,474   National City Corp......................................................................      106,865
   1,341   PNC Bank Corp...........................................................................       72,582
     478   Republic New York Corp..................................................................       21,779
     715   State Street Corp.......................................................................       49,737
     774   Summit Bancorp..........................................................................       33,814
     934   SunTrust Banks, Inc.....................................................................       71,451
   3,234   U.S. Bancorp............................................................................      114,807
     904   Wachovia Corp...........................................................................       79,044
   7,206   Wells Fargo & Co........................................................................      287,790
                                                                                                     -----------
                                                                                                       2,880,362
                                                                                                     -----------
           MAJOR CHEMICALS (1.2%)
     986   Dow Chemical Co.........................................................................       89,664
   5,017   Du Pont (E.I.) de Nemours & Co., Inc....................................................      266,215
     353   Eastman Chemical Co.....................................................................       15,797
     448   Hercules, Inc...........................................................................       12,264
   2,792   Monsanto Co.............................................................................      132,620
     730   Rohm & Haas Co..........................................................................       21,991
     592   Union Carbide Corp......................................................................       25,160
                                                                                                     -----------
                                                                                                         563,711
                                                                                                     -----------
           MAJOR PHARMACEUTICALS (9.3%)
   6,763   Abbott Laboratories.....................................................................      331,387
   5,873   American Home Products Corp.............................................................      330,723
   1,274   Baxter International, Inc...............................................................       81,934
   4,428   Bristol-Myers Squibb Co.................................................................      592,522

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   5,992   Johnson & Johnson.......................................................................  $   502,579
   4,901   Lilly (Eli) & Co........................................................................      435,576
   5,308   Merck & Co., Inc.**.....................................................................      783,925
   5,783   Pfizer, Inc.**..........................................................................      725,405
   2,264   Pharmacia & Upjohn, Inc.................................................................      128,199
   6,549   Schering-Plough Corp....................................................................      361,832
   3,660   Warner-Lambert Co.......................................................................      275,186
                                                                                                     -----------
                                                                                                       4,549,268
                                                                                                     -----------
           MAJOR U.S. TELECOMMUNICATIONS (7.1%)
   1,223   ALLTEL Corp.............................................................................       73,151
   4,916   Ameritech Corp..........................................................................      311,552
   8,049   AT&T Corp...............................................................................      605,687
   6,917   Bell Atlantic Corp......................................................................      392,972
   8,714   BellSouth Corp..........................................................................      434,611
   4,301   GTE Corp................................................................................      290,049
   8,170   MCI WorldCom, Inc.*.....................................................................      586,198
   8,716   SBC Communications, Inc.................................................................      467,396
   1,919   Sprint Corp. (FON Group)................................................................      161,436
   2,238   U.S. West, Inc..........................................................................      144,631
                                                                                                     -----------
                                                                                                       3,467,683
                                                                                                     -----------
           MANAGED HEALTH CARE (0.2%)
     637   Aetna Inc...............................................................................       50,084
     684   Humana, Inc.*...........................................................................       12,184
     830   United Healthcare Corp..................................................................       35,742
                                                                                                     -----------
                                                                                                          98,010
                                                                                                     -----------
           MEAT/POULTRY/FISH (0.1%)
   2,181   ConAgra, Inc............................................................................       68,702
                                                                                                     -----------
           MEDICAL EQUIPMENT & SUPPLIES (0.3%)
   2,185   Medtronic, Inc..........................................................................      162,236
                                                                                                     -----------
           MEDICAL SPECIALTIES (0.5%)
     388   ALZA Corp. (Class A)*...................................................................       20,273
     239   Bard (C.R.), Inc........................................................................       11,831
     250   Bausch & Lomb, Inc......................................................................       15,000
   1,102   Becton, Dickinson & Co..................................................................       47,042
     500   Biomet, Inc.............................................................................       20,094
   1,751   Boston Scientific Corp.*................................................................       46,949
     671   Guidant Corp............................................................................       73,978
     318   Mallinckrodt Group, Inc.................................................................        9,798
     375   St. Jude Medical, Inc.*.................................................................       10,383
                                                                                                     -----------
                                                                                                         255,348
                                                                                                     -----------
           MEDICAL/DENTAL DISTRIBUTORS (0.1%)
     894   Cardinal Health, Inc....................................................................       67,832
                                                                                                     -----------
           MEDICAL/NURSING SERVICES (0.1%)
   1,885   Healthsouth Corp.*......................................................................       29,100
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           METALS FABRICATIONS (0.0%)
     277   Timken Co...............................................................................  $     5,228
                                                                                                     -----------
           MID - SIZED BANKS (0.5%)
   1,189   Fifth Third Bancorp.....................................................................       84,791
     701   Mercantile Bancorporation, Inc..........................................................       32,334
     495   Northern Trust Corp.....................................................................       43,189
     986   Regions Financial Corp..................................................................       39,748
   1,191   Synovus Financial Corp..................................................................       29,031
     606   Union Planters Corp.....................................................................       27,459
                                                                                                     -----------
                                                                                                         256,552
                                                                                                     -----------
           MILITARY/GOV'T/TECHNICAL (0.2%)
     188   EG & G, Inc.............................................................................        5,229
     565   General Dynamics Corp...................................................................       33,123
   1,502   Raytheon Co. (Class B)..................................................................       79,982
                                                                                                     -----------
                                                                                                         118,334
                                                                                                     -----------
           MISCELLANEOUS (0.1%)
     525   Solectron Corp.*........................................................................       48,792
                                                                                                     -----------
           MOTOR VEHICLES (1.1%)
   5,392   Ford Motor Co...........................................................................      316,443
   2,916   General Motors Corp.....................................................................      208,676
                                                                                                     -----------
                                                                                                         525,119
                                                                                                     -----------
           MOVIES/ENTERTAINMENT (1.7%)
     326   King World Productions Inc.*............................................................        9,597
   1,757   Seagram Co. Ltd. (Canada)...............................................................       66,766
   5,468   Time Warner, Inc........................................................................      339,358
   1,550   Viacom, Inc. (Class B)*.................................................................      114,700
   9,129   Walt Disney Co..........................................................................      273,870
                                                                                                     -----------
                                                                                                         804,291
                                                                                                     -----------
           MULTI-LINE INSURANCE (1.6%)
   3,656   Allstate Corp. (Note 3).................................................................      141,213
   4,679   American International Group, Inc.......................................................      452,108
     920   CIGNA Corp..............................................................................       71,128
   1,040   Hartford Financial Services Group, Inc..................................................       57,070
     450   Lincoln National Corp...................................................................       36,816
     578   SAFECO Corp.............................................................................       24,818
                                                                                                     -----------
                                                                                                         783,153
                                                                                                     -----------
           MULTI-SECTOR COMPANIES (3.5%)
     282   Crane Co................................................................................        8,513
  14,602   General Electric Co.**..................................................................    1,490,317
     561   Honeywell, Inc..........................................................................       42,250
     507   Loews Corp..............................................................................       49,813
     215   McDermott International, Inc............................................................        5,308
     151   National Service Industries, Inc........................................................        5,738

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
     758   Tenneco, Inc............................................................................  $    25,819
     706   Textron, Inc............................................................................       53,612
                                                                                                     -----------
                                                                                                       1,681,370
                                                                                                     -----------
           NATURAL GAS (0.2%)
     427   Consolidated Natural Gas Co.............................................................       23,058
     100   Eastern Enterprises.....................................................................        4,375
     212   Nicor Inc...............................................................................        8,957
     140   ONEOK, Inc..............................................................................        5,058
     145   Peoples Energy Corp.....................................................................        5,782
   1,070   Sempra Energy...........................................................................       27,151
                                                                                                     -----------
                                                                                                          74,381
                                                                                                     -----------
           NEWSPAPERS (0.4%)
     418   Dow Jones & Co., Inc....................................................................       20,116
   1,255   Gannett Co., Inc........................................................................       83,065
     350   Knight-Ridder, Inc......................................................................       17,894
     776   New York Times Co. (The) (Class A)......................................................       26,918
     355   Times Mirror Co. (Class A)..............................................................       19,880
     529   Tribune Co..............................................................................       34,914
                                                                                                     -----------
                                                                                                         202,787
                                                                                                     -----------
           OFFICE EQUIPMENT/SUPPLIES (0.6%)
     518   Avery Dennison Corp.....................................................................       23,342
   1,215   Pitney Bowes, Inc.......................................................................       80,266
   1,461   Xerox Corp..............................................................................      172,398
                                                                                                     -----------
                                                                                                         276,006
                                                                                                     -----------
           OIL & GAS PRODUCTION (0.2%)
     536   Anardarko Petroleum Corp................................................................       16,549
     404   Apache Corp.............................................................................       10,226
     790   Burlington Resources, Inc...............................................................       28,292
   1,542   Occidental Petroleum Corp...............................................................       26,021
     435   Oryx Energy Co.*........................................................................        5,845
   1,119   Union Pacific Resources Group, Inc......................................................       10,141
                                                                                                     -----------
                                                                                                          97,074
                                                                                                     -----------
           OIL REFINERIES/MARKETING (0.2%)
     341   Ashland, Inc............................................................................       16,496
     417   Sunoco Inc..............................................................................       15,038
   1,371   USX-Marathon Group......................................................................       41,301
                                                                                                     -----------
                                                                                                          72,835
                                                                                                     -----------
           OIL/GAS TRANSMISSION (0.4%)
     948   Coastal Corp............................................................................       33,121
     372   Columbia Energy Group, Inc..............................................................       21,483
   1,474   Enron Corp..............................................................................       84,110
     451   Sonat, Inc..............................................................................       12,205

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   1,906   Williams Companies, Inc.................................................................  $    59,443
                                                                                                     -----------
                                                                                                         210,362
                                                                                                     -----------
           OILFIELD SERVICES/EQUIPMENT (0.4%)
   1,457   Baker Hughes, Inc.......................................................................       25,771
   1,959   Halliburton Co..........................................................................       58,035
   2,433   Schlumberger, Ltd.......................................................................      112,222
                                                                                                     -----------
                                                                                                         196,028
                                                                                                     -----------
           OTHER CONSUMER SERVICES (0.3%)
     448   Block (H.&R.), Inc......................................................................       20,160
   3,802   Cendant Corp.*..........................................................................       72,476
   1,149   Service Corp. International.............................................................       43,734
                                                                                                     -----------
                                                                                                         136,370
                                                                                                     -----------
           OTHER METALS/MINERALS (0.1%)
     116   ASARCO, Inc.............................................................................        1,747
     383   Cyprus Amax Minerals Co.................................................................        3,830
     654   Freeport-McMoran Copper & Gold, Inc. (Class B)..........................................        6,826
     680   Inco Ltd. (Canada)......................................................................        7,183
     240   Phelps Dodge Corp.......................................................................       12,210
                                                                                                     -----------
                                                                                                          31,796
                                                                                                     -----------
           OTHER PHARMACEUTICALS (0.0%)
     294   Allergan, Inc...........................................................................       19,037
                                                                                                     -----------
           OTHER SPECIALTY STORES (0.2%)
     681   AutoZone, Inc.*.........................................................................       22,430
     284   Pep Boys-Manny, Moe & Jack..............................................................        4,455
   1,389   Staples, Inc.*..........................................................................       60,682
   1,165   Toys 'R' Us, Inc.*......................................................................       19,659
                                                                                                     -----------
                                                                                                         107,226
                                                                                                     -----------
           OTHER TELECOMMUNICATIONS (0.1%)
     765   Frontier Corp...........................................................................       26,010
                                                                                                     -----------
           OTHER TRANSPORTATION (0.0%)
   1,350   Laidlaw, Inc. (Canada)..................................................................       13,584
                                                                                                     -----------
           PACKAGE GOODS/COSMETICS (2.4%)
   1,171   Avon Products, Inc......................................................................       51,817
     461   Clorox Co...............................................................................       53,851
   1,305   Colgate-Palmolive Co....................................................................      121,202
   4,943   Gillette Co.............................................................................      238,809
     473   International Flavors & Fragrances Inc..................................................       20,901
   2,415   Kimberly-Clark Corp.....................................................................      131,618
   5,913   Procter & Gamble Co.....................................................................      539,931
                                                                                                     -----------
                                                                                                       1,158,129
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           PACKAGED FOODS (1.7%)
   1,273   BestFoods...............................................................................  $    67,787
   1,996   Campbell Soup Co........................................................................      109,780
     682   General Mills, Inc......................................................................       53,026
   1,613   Heinz (H.J.) Co.........................................................................       91,336
   1,806   Kellogg Co..............................................................................       61,630
     607   Quaker Oats Company (The)...............................................................       36,117
   1,391   Ralston-Ralston Purina Group............................................................       45,034
   4,070   Sara Lee Corp...........................................................................      114,723
   2,853   Unilever N.V. (Netherlands).............................................................      236,621
                                                                                                     -----------
                                                                                                         816,054
                                                                                                     -----------
           PAINTS/COATINGS (0.1%)
     790   PPG Industries, Inc.....................................................................       46,018
     766   Sherwin-Williams Co.....................................................................       22,501
                                                                                                     -----------
                                                                                                          68,519
                                                                                                     -----------
           PAPER (0.4%)
     231   Boise Cascade Corp......................................................................        7,161
     392   Champion International Corp.............................................................       15,876
     982   Fort James Corp.........................................................................       39,280
   1,369   International Paper Co..................................................................       61,348
     425   Mead Corp...............................................................................       12,458
     119   Potlatch Corp...........................................................................        4,388
     308   Union Camp Corp.........................................................................       20,790
     451   Westvaco Corp...........................................................................       12,092
     456   Willamette Industries, Inc..............................................................       15,276
                                                                                                     -----------
                                                                                                         188,669
                                                                                                     -----------
           PHOTOGRAPHIC PRODUCTS (0.2%)
   1,444   Eastman Kodak Co........................................................................      103,968
     195   Polaroid Corp...........................................................................        3,644
                                                                                                     -----------
                                                                                                         107,612
                                                                                                     -----------
           PRECIOUS METALS (0.1%)
   1,662   Barrick Gold Corp. (Canada).............................................................       32,409
   1,024   Battle Mountain Gold Co.................................................................        4,224
   1,065   Homestake Mining Co.....................................................................        9,785
     685   Newmont Mining Corp.....................................................................       12,373
   1,024   Placer Dome Inc. (Canada)...............................................................       11,776
                                                                                                     -----------
                                                                                                          70,567
                                                                                                     -----------
           PRECISION INSTRUMENTS (0.1%)
     222   Perkin-Elmer Corp.......................................................................       21,659
     211   Tektronix, Inc..........................................................................        6,343
                                                                                                     -----------
                                                                                                          28,002
                                                                                                     -----------
           PRINTING/FORMS (0.1%)
     331   Deluxe Corp.............................................................................       12,102
     605   Donnelley (R.R.) & Sons Co..............................................................       26,507
     362   Moore Corp. Ltd. (Canada)...............................................................        3,982
                                                                                                     -----------
                                                                                                          42,591
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           PROPERTY - CASUALTY INSURANCE (0.5%)
      32   Berkshire Hathaway, Inc.*...............................................................  $    76,493
     726   Chubb Corp..............................................................................       47,099
     744   Cincinnati Financial Corp...............................................................       27,249
     323   Progressive Corp........................................................................       54,708
   1,050   St. Paul Companies, Inc.................................................................       36,488
                                                                                                     -----------
                                                                                                         242,037
                                                                                                     -----------
           RAILROADS (0.4%)
   2,090   Burlington Northern Santa Fe Corp.......................................................       70,538
     973   CSX Corp................................................................................       40,380
   1,690   Norfolk Southern Corp...................................................................       53,552
   1,102   Union Pacific Corp......................................................................       49,659
                                                                                                     -----------
                                                                                                         214,129
                                                                                                     -----------
           RECREATIONAL PRODUCTS/TOYS (0.1%)
     406   Brunswick Corp..........................................................................       10,049
     583   Hasbro, Inc.............................................................................       21,061
   1,282   Mattel, Inc.............................................................................       29,246
                                                                                                     -----------
                                                                                                          60,356
                                                                                                     -----------
           RENTAL/LEASING COMPANIES (0.0%)
     300   Ryder System, Inc.......................................................................        7,800
                                                                                                     -----------
           RESTAURANTS (0.6%)
     570   Darden Restaurants, Inc.................................................................       10,260
   3,015   McDonald's Corp.........................................................................      231,024
     680   Tricon Global Restaurants, Inc.*........................................................       34,085
     521   Wendy's International, Inc..............................................................       11,364
                                                                                                     -----------
                                                                                                         286,733
                                                                                                     -----------
           SAVINGS & LOAN ASSOCIATIONS (0.3%)
     254   Golden West Financial Corp..............................................................       23,289
   2,644   Washington Mutual, Inc..................................................................      100,968
                                                                                                     -----------
                                                                                                         124,257
                                                                                                     -----------
           SEMICONDUCTORS (2.3%)
     645   Advanced Micro Devices, Inc.*...........................................................       18,665
   7,429   Intel Corp.**...........................................................................      880,337
     629   LSI Logic Corp.*........................................................................       10,143
     951   Micron Technology, Inc.*................................................................       48,085
     741   National Semiconductor Corp.*...........................................................       10,004
   1,738   Texas Instruments, Inc..................................................................      148,708
                                                                                                     -----------
                                                                                                       1,115,942
                                                                                                     -----------
           SERVICES TO THE HEALTH INDUSTRY (0.2%)
   2,073   HBO & Co................................................................................       59,469
     714   IMS Health Inc..........................................................................       53,862
      97   Shared Medical Systems Corp.............................................................        4,838
                                                                                                     -----------
                                                                                                         118,169
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           SHOE MANUFACTURING (0.1%)
   1,276   Nike, Inc. (Class B)....................................................................  $    51,758
     205   Reebok International Ltd. (United Kingdom)*.............................................        3,049
                                                                                                     -----------
                                                                                                          54,807
                                                                                                     -----------
           SOFT DRINKS (2.2%)
  10,985   Coca Cola Co.**.........................................................................      734,622
   1,747   Coca-Cola Enterprises Inc...............................................................       62,455
   6,538   PepsiCo, Inc............................................................................      267,649
                                                                                                     -----------
                                                                                                       1,064,726
                                                                                                     -----------
           SPECIALTY CHEMICALS (0.3%)
   1,031   Air Products & Chemicals, Inc...........................................................       41,240
     592   Engelhard Corp..........................................................................       11,544
     141   FMC Corp.*..............................................................................        7,896
     311   Grace (W. R.) & Co......................................................................        4,879
     263   Great Lakes Chemical Corp...............................................................       10,520
     534   Morton International, Inc...............................................................       13,083
     292   Nalco Chemical Co.......................................................................        9,052
       3   Octel Corp.*............................................................................           42
     703   Praxair, Inc............................................................................       24,781
     412   Sigma-Aldrich Corp......................................................................       12,051
                                                                                                     -----------
                                                                                                         135,088
                                                                                                     -----------
           SPECIALTY FOODS/CANDY (0.2%)
     638   Hershey Foods Corp......................................................................       39,676
     518   Wrigley (Wm.) Jr. Co. (Class A).........................................................       46,393
                                                                                                     -----------
                                                                                                          86,069
                                                                                                     -----------
           SPECIALTY INSURERS (0.1%)
     443   MBIA, Inc...............................................................................       29,044
     464   MGIC Investment Corp....................................................................       18,473
                                                                                                     -----------
                                                                                                          47,517
                                                                                                     -----------
           SPECIALTY STEEL (0.0%)
     361   Nucor Corp..............................................................................       15,613
                                                                                                     -----------
           STEEL/IRON ORE (0.0%)
     531   Bethlehem Steel Corp.*..................................................................        4,447
     394   USX-U.S. Steel Group, Inc...............................................................        9,062
     412   Worthington Industries, Inc.............................................................        5,150
                                                                                                     -----------
                                                                                                          18,659
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           TELECOMMUNICATION EQUIPMENT (2.2%)
   1,030   Corning, Inc............................................................................  $    46,350
     746   General Instrument Corp.*...............................................................       25,317
   5,860   Lucent Technologies Inc.**..............................................................      644,600
   2,675   Motorola, Inc...........................................................................      163,342
   2,906   Northern Telecom Ltd. (Canada)..........................................................      145,663
     307   Scientific-Atlanta, Inc.................................................................        7,003
     866   Tellabs, Inc.*..........................................................................       59,375
                                                                                                     -----------
                                                                                                       1,091,650
                                                                                                     -----------
           TEXTILES (0.0%)
      76   Springs Industries, Inc. (Class A)......................................................        3,149
                                                                                                     -----------
           TOBACCO (1.3%)
  10,849   Philip Morris Companies, Inc............................................................      580,422
   1,447   RJR Nabisco Holdings Corp...............................................................       42,958
     829   UST, Inc................................................................................       28,911
                                                                                                     -----------
                                                                                                         652,291
                                                                                                     -----------
           TOOLS/HARDWARE (0.1%)
     381   Black & Decker Corp.....................................................................       21,360
      99   Briggs & Stratton Corp..................................................................        4,938
     242   Snap-On, Inc............................................................................        8,425
     363   Stanley Works...........................................................................       10,073
                                                                                                     -----------
                                                                                                          44,796
                                                                                                     -----------
           WHOLESALE DISTRIBUTOR (0.0%)
     400   Grainger (W.W.), Inc....................................................................       16,650
     555   IKON Office Solutions, Inc..............................................................        4,751
                                                                                                     -----------
                                                                                                          21,401
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $40,468,724)...........................................................   44,545,509
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (8.6%)
           U.S. GOVERNMENT AGENCY
$  4,200   Federal Home Loan Mortgage Corp. 4.50% due 01/04/99 (AMORTIZED COST $4,198,425).........  $ 4,198,425
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $44,667,149) (b)..........................................................  100.0 %   48,743,934

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.............................................   (0.0)       (11,966)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 48,731,968
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
** Some or all of these securities are segregated in connection with open futures contracts.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $5,070,330 and the aggregate gross unrealized depreciation is $993,545, resulting in net unrealized appreciation of $4,076,785.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 1998:

                                   UNDERLYING
                   DESCRIPTION,      FACE
   NUMBER OF      DELIVERY MONTH    AMOUNT     UNREALIZED
   CONTRACTS         AND YEAR      AT VALUE       GAIN
------------------------------------------------------------
                  S&P 500 Index
          12        March/1999     $3,736,500 $       97,127
                                                    -------
                                                    -------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - COMPETITIVE EDGE "BEST IDEAS"
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

          NUMBER OF
            SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------
                                COMMON AND PREFERRED STOCKS (94.2%)
                                AUSTRALIA (2.6%)
                                NEWSPAPERS
                      156,800   News Corporation Ltd. (Pref.)......................................  $   952,120
                                                                                                     -----------

                                FINLAND (2.4%)
                                PAPER
                       31,300   UPM-Kymmene Oyj....................................................      872,089
                                                                                                     -----------

                                FRANCE (3.9%)
                                MULTI-LINE INSURANCE
                        6,340   Axa................................................................      918,890
                                                                                                     -----------
                                OIL REFINERIES/MARKETING
                        5,010   Total S.A. (B Shares)..............................................      507,392
                                                                                                     -----------

                                TOTAL FRANCE.......................................................    1,426,282
                                                                                                     -----------

                                GERMANY (4.6%)
                                DIVERSIFIED MANUFACTURING
                        2,660   MAN AG.............................................................      782,917
                                                                                                     -----------
                                MOTOR VEHICLES
                        1,150   Bayerische Motoren Werke (BMW) AG..................................      893,170
                                                                                                     -----------

                                TOTAL GERMANY......................................................    1,676,087
                                                                                                     -----------
                                HONG KONG (2.1%)
                                DIVERSIFIED FINANCIAL SERVICES
                       31,300   HSBC Holdings PLC..................................................      779,813
                                                                                                     -----------

                                JAPAN (5.3%)
                                CONSUMER ELECTRONICS/APPLIANCES
                       13,200   Sony Corp..........................................................      959,682
                                                                                                     -----------
                                PHOTOGRAPHIC PRODUCTS
                       25,900   Fuji Photo Film Co.................................................      960,954
                                                                                                     -----------
                                TOTAL JAPAN........................................................    1,920,636
                                                                                                     -----------
                                NETHERLANDS (5.1%)
                                ALCOHOLIC BEVERAGES
                       17,100   Heineken N.V.......................................................    1,028,093
                                                                                                     -----------
                                BOOKS/MAGAZINES
                        3,890   Wolters Kluwer N.V.................................................      831,605
                                                                                                     -----------
                                TOTAL NETHERLANDS..................................................    1,859,698
                                                                                                     -----------

          NUMBER OF
            SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------

                                SWEDEN (2.3%)
                                LIFE INSURANCE
                       54,800   Skandia Forsakrings AB.............................................  $   838,448
                                                                                                     -----------

                                SWITZERLAND (4.0%)
                                BUILDING MATERIALS
                          680   Holderbank Financiere Glarus AG (B Shares).........................      805,009
                                                                                                     -----------
                                PACKAGED FOODS
                          310   Nestle S.A.........................................................      674,845
                                                                                                     -----------

                                TOTAL SWITZERLAND..................................................    1,479,854
                                                                                                     -----------

                                UNITED KINGDOM (5.4%)
                                ALCOHOLIC BEVERAGES
                       55,100   Diageo PLC.........................................................      624,082
                                                                                                     -----------
                                INDUSTRIAL MACHINERY/COMPONENTS
                      157,200   Siebe PLC..........................................................      616,929
                                                                                                     -----------
                                PACKAGED FOODS
                       64,000   Unilever PLC.......................................................      714,289
                                                                                                     -----------

                                TOTAL UNITED KINGDOM...............................................    1,955,300
                                                                                                     -----------

                                UNITED STATES (56.5%)
                                AIR FREIGHT/DELIVERY SERVICES
                       15,500   FDX Corp.*.........................................................    1,379,500
                                                                                                     -----------
                                COMPUTER COMMUNICATIONS
                       11,250   Cisco Systems, Inc.*...............................................    1,044,141
                                                                                                     -----------
                                COMPUTER SOFTWARE
                       15,600   Computer Associates International, Inc.............................      664,950
                        8,400   Microsoft Corp.*...................................................    1,163,925
                                                                                                     -----------
                                                                                                       1,828,875
                                                                                                     -----------
                                DEPARTMENT STORES
                       10,300   Wal-Mart Stores, Inc...............................................      838,806
                                                                                                     -----------
                                DIVERSIFIED FINANCIAL SERVICES
                        9,100   American Express Co................................................      930,475
                                                                                                     -----------
                                DIVERSIFIED MANUFACTURING
                        8,200   General Electric Co................................................      836,912
                                                                                                     -----------
                                ELECTRICAL PRODUCTS
                       12,200   Emerson Electric Co................................................      763,262
                                                                                                     -----------
                                INTEGRATED OIL COMPANIES
                        9,300   Chevron Corp.......................................................      771,319
                                                                                                     -----------
                                MAJOR BANKS
                       27,000   Bank of New York Co., Inc..........................................    1,086,750
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - COMPETITIVE EDGE "BEST IDEAS"
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

          NUMBER OF
            SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------
                                MAJOR CHEMICALS
                       12,400   Du Pont (E.I.) de Nemours & Co., Inc...............................  $   657,975
                                                                                                     -----------
                                MAJOR PHARMACEUTICALS
                       18,300   American Home Products Corp........................................    1,030,519
                        8,700   Lilly (Eli) & Co...................................................      773,212
                                                                                                     -----------
                                                                                                       1,803,731
                                                                                                     -----------
                                MEDICAL EQUIPMENT & SUPPLIES
                       11,000   Medtronic, Inc.....................................................      816,750
                                                                                                     -----------
                                MOVIES/ENTERTAINMENT
                       18,200   Time Warner, Inc...................................................    1,129,537
                                                                                                     -----------
                                OILFIELD SERVICES/EQUIPMENT
                       18,900   Halliburton Co.....................................................      559,913
                       14,800   Schlumberger, Ltd..................................................      682,650
                                                                                                     -----------
                                                                                                       1,242,563
                                                                                                     -----------
                                PROPERTY - CASUALTY INSURANCE
                       19,300   Chubb Corp.........................................................    1,252,088
                                                                                                     -----------
                                SEMICONDUCTORS
                        6,700   Intel Corp.........................................................      793,950
                                                                                                     -----------
                                SERVICES TO THE HEALTH INDUSTRY
                       25,040   Quintiles Transnational Corp.*.....................................    1,334,945
                                                                                                     -----------
                                SOFT DRINKS
                       19,500   Coca-Cola Enterprises Inc..........................................      697,125
                                                                                                     -----------
                                UNREGULATED POWER GENERATION
                       14,500   AES Corp. (The)*...................................................      686,938
                                                                                                     -----------
                                UTILITIES - ELECTRIC
                       25,900   Southern Co........................................................      752,719
                                                                                                     -----------

                                TOTAL UNITED STATES................................................   20,648,361
                                                                                                     -----------

                                TOTAL COMMON AND PREFERRED STOCKS
                                (IDENTIFIED COST $32,413,286)......................................   34,408,688
                                                                                                     -----------

          PRINCIPAL
          AMOUNT IN
          THOUSANDS                                                                                     VALUE
----------------------------------------------------------------------------------------------------------------
                                SHORT-TERM INVESTMENT (a) (5.6%)
                                U.S. GOVERNMENT AGENCY
$                       2,050   Federal Farm Credit Bank 4.50% due 01/04/99
                                  (AMORTIZED COST $2,049,231)......................................  $ 2,049,231
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $34,462,517) (b)..........................................................   99.8 %   36,457,919

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    0.2         80,861
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 36,538,780
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregrate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,446,594 and the aggregate gross unrealized depreciation is $1,451,192, resulting in net unrealized appreciation of $1,995,402.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - COMPETITIVE EDGE "BEST IDEAS"
SUMMARY OF INVESTMENTS DECEMBER 31, 1998

                                                                           PERCENT OF
INDUSTRY                                                         VALUE     NET ASSETS
-------------------------------------------------------------------------------------
Air Freight/Delivery Services...............................  $ 1,379,500       3.8%
Alcoholic Beverages.........................................    1,652,175       4.5
Books/Magazines.............................................      831,605       2.3
Building Materials..........................................      805,009       2.2
Computer Communications.....................................    1,044,141       2.9
Computer Software...........................................    1,828,875       5.0
Consumer Electronics/
  Appliances................................................      959,682       2.6
Department Stores...........................................      838,806       2.3
Diversified Financial Services..............................    1,710,288       4.7
Diversified Manufacturing...................................    1,619,829       4.4
Electrical Products.........................................      763,262       2.1
Industrial Machinery/
  Components................................................      616,929       1.7
Integrated Oil Components...................................      771,319       2.1
Life Insurance..............................................      838,448       2.3
Major Banks.................................................    1,086,750       3.0
Major Chemicals.............................................      657,975       1.8
Major Pharmaceuticals.......................................    1,803,731       4.9
Medical Equipment & Supplies................................      816,750       2.2
Motor Vehicles..............................................      893,170       2.4
Movies/Entertainment........................................    1,129,537       3.1
Multi-Line Insurance........................................      918,890       2.5

                                                                           PERCENT OF
INDUSTRY                                                         VALUE     NET ASSETS
-------------------------------------------------------------------------------------
Newspapers..................................................  $   952,120       2.6%
Oil Refineries/Marketing....................................      507,392       1.4
Oilfield Services/Equipment.................................    1,242,563       3.4
Packaged Foods..............................................    1,389,134       3.8
Paper.......................................................      872,089       2.4
Photographic Products.......................................      960,954       2.6
Property - Casualty Insurance...............................    1,252,088       3.4
Semiconductors..............................................      793,950       2.2
Services To The Health Industry.............................    1,334,945       3.7
Soft Drinks.................................................      697,125       1.9
U.S. Government Agency......................................    2,049,231       5.6
Unregulated Power Generation................................      686,938       1.9
Utilities - Electric........................................      752,719       2.1
                                                              -----------     -----
                                                              $36,457,919      99.8%
                                                              -----------     -----
                                                              -----------     -----

                                                                           PERCENT OF
TYPE OF INVESTMENT                                               VALUE     NET ASSETS
-------------------------------------------------------------------------------------
Common Stocks...............................................  $34,408,688      94.2%
Short-Term Investment.......................................    2,049,231       5.6
                                                              -----------       ---
                                                              $36,457,919      99.8%
                                                              -----------       ---
                                                              -----------       ---

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

 NUMBER OF
   SHARES                                                                                               VALUE
-----------------------------------------------------------------------------------------------------------------
              COMMON STOCKS (67.9%)
              AEROSPACE (1.3%)
      96,000  Cordant Technologies, Inc...........................................................  $   3,600,000
      60,500  Honeywell, Inc......................................................................      4,556,406
                                                                                                    -------------
                                                                                                        8,156,406
                                                                                                    -------------
              AIR FREIGHT/DELIVERY SERVICES (0.4%)
      66,000  Airborne Freight Corp...............................................................      2,380,125
                                                                                                    -------------
              ALUMINUM (0.6%)
      52,000  Aluminum Co. of America.............................................................      3,877,250
                                                                                                    -------------
              BIOTECHNOLOGY (1.1%)
     236,000  BioChem Pharma Inc. (Canada)*.......................................................      6,755,500
       4,900  Clinichem Development Inc. (Canada)*................................................         23,581
                                                                                                    -------------
                                                                                                        6,779,081
                                                                                                    -------------
              BROADCASTING (2.9%)
     129,000  Clear Channel Communications, Inc.*.................................................      7,030,500
      95,000  General Motors Corp. (Class H)*.....................................................      3,770,312
     170,000  MediaOne Group Inc.*................................................................      7,990,000
                                                                                                    -------------
                                                                                                       18,790,812
                                                                                                    -------------
              BUILDING MATERIALS/DIY CHAINS (1.5%)
     152,600  Home Depot, Inc. (The)..............................................................      9,337,212
                                                                                                    -------------
              CLOTHING/SHOE/ACCESSORY STORES (2.2%)
     188,550  Gap, Inc. (The).....................................................................     10,605,937
      68,300  Payless ShoeSource, Inc.*...........................................................      3,235,712
                                                                                                    -------------
                                                                                                       13,841,649
                                                                                                    -------------
              COMPUTER COMMUNICATIONS (1.7%)
     114,975  Cisco Systems, Inc.*................................................................     10,671,117
                                                                                                    -------------
              COMPUTER SOFTWARE (2.5%)
      60,600  Microsoft Corp.*....................................................................      8,396,887
     110,500  Network Associates, Inc.*...........................................................      7,327,531
                                                                                                    -------------
                                                                                                       15,724,418
                                                                                                    -------------
              COMPUTERS (2.9%)
     170,000  Dell Computer Corp.*................................................................     12,441,875
     114,000  Gateway 2000, Inc.*.................................................................      5,835,375
                                                                                                    -------------
                                                                                                       18,277,250
                                                                                                    -------------
              CONSUMER ELECTRONICS/
              APPLIANCES (1.2%)
     125,000  Maytag Corp.........................................................................      7,781,250
                                                                                                    -------------

 NUMBER OF
   SHARES                                                                                               VALUE
-----------------------------------------------------------------------------------------------------------------
              CONSUMER SPECIALTIES (0.7%)
      90,000  Oakley, Inc.*.......................................................................  $     855,000
     112,500  Rubbermaid, Inc.....................................................................      3,536,719
                                                                                                    -------------
                                                                                                        4,391,719
                                                                                                    -------------
              DEPARTMENT STORES (1.4%)
     265,000  Kmart Corp.*........................................................................      4,057,812
      77,300  May Department Stores Co............................................................      4,666,987
                                                                                                    -------------
                                                                                                        8,724,799
                                                                                                    -------------
              DIVERSIFIED FINANCIAL SERVICES (1.7%)
      50,000  American Express Co.................................................................      5,112,500
      96,000  Equitable Companies, Inc............................................................      5,556,000
                                                                                                    -------------
                                                                                                       10,668,500
                                                                                                    -------------
              ELECTRICAL PRODUCTS (1.4%)
      50,000  Emerson Electric Co.................................................................      3,128,125
      59,200  General Electric Co.................................................................      6,042,100
                                                                                                    -------------
                                                                                                        9,170,225
                                                                                                    -------------
              ELECTRONIC DATA PROCESSING (1.2%)
      92,900  Sun Microsystems, Inc.*.............................................................      7,948,756
                                                                                                    -------------
              ENVIRONMENTAL SERVICES (0.7%)
      92,250  Waste Management, Inc...............................................................      4,301,156
                                                                                                    -------------
              FINANCE COMPANIES (1.0%)
      87,300  Fannie Mae..........................................................................      6,460,200
                                                                                                    -------------
              INTEGRATED OIL COMPANIES (4.8%)
      85,000  Amerada Hess Corp...................................................................      4,228,750
      80,600  Atlantic Richfield Co...............................................................      5,259,150
      65,000  Chevron Corp........................................................................      5,390,938
      79,700  Exxon Corp..........................................................................      5,828,063
      70,200  Mobil Corp..........................................................................      6,116,175
      65,700  Texaco, Inc.........................................................................      3,473,888
                                                                                                    -------------
                                                                                                       30,296,964
                                                                                                    -------------
              INTERNET SERVICES (4.6%)
     201,200  America Online, Inc.*...............................................................     29,123,700
                                                                                                    -------------
              LIFE INSURANCE (0.5%)
     100,000  Conseco, Inc........................................................................      3,056,250
                                                                                                    -------------
              MAJOR BANKS (2.9%)
      64,000  BankAmerica Corp....................................................................      3,848,000
     177,350  Citigroup Inc.......................................................................      8,778,825
     140,500  Wells Fargo & Co....................................................................      5,611,219
                                                                                                    -------------
                                                                                                       18,238,044
                                                                                                    -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 NUMBER OF
   SHARES                                                                                               VALUE
-----------------------------------------------------------------------------------------------------------------
              MAJOR CHEMICALS (2.2%)
      67,000  Dow Chemical Co.....................................................................  $   6,092,813
      60,000  Du Pont (E.I.) de Nemours & Co., Inc................................................      3,183,750
     104,200  Monsanto Co.........................................................................      4,949,500
                                                                                                    -------------
                                                                                                       14,226,063
                                                                                                    -------------
              MAJOR PHARMACEUTICALS (4.9%)
     128,600  Abbott Laboratories.................................................................      6,301,400
     112,600  American Home Products Corp.........................................................      6,340,788
      68,400  Johnson & Johnson...................................................................      5,737,050
      66,600  Lilly (Eli) & Co....................................................................      5,919,075
      87,300  Warner-Lambert Co...................................................................      6,563,869
                                                                                                    -------------
                                                                                                       30,862,182
                                                                                                    -------------
              MAJOR U.S. TELECOMMUNICATIONS (1.0%)
     122,000  Qwest Communications International, Inc.*...........................................      6,092,375
                                                                                                    -------------
              MANAGED HEALTH CARE (0.4%)
      30,000  Wellpoint Health Networks, Inc.*....................................................      2,610,000
                                                                                                    -------------
              MOTOR VEHICLES (2.4%)
      95,333  DaimlerChrysler AG (Germany)*.......................................................      9,157,926
     105,000  Ford Motor Co.......................................................................      6,162,188
                                                                                                    -------------
                                                                                                       15,320,114
                                                                                                    -------------
              MOVIES/ENTERTAINMENT (0.5%)
     114,000  Walt Disney Co......................................................................      3,420,000
                                                                                                    -------------
              MULTI-LINE INSURANCE (0.9%)
      57,750  American International Group, Inc...................................................      5,580,094
                                                                                                    -------------
              OTHER METALS/MINERALS (0.1%)
      10,000  Phelps Dodge Corp...................................................................        508,750
                                                                                                    -------------
              OTHER SPECIALTY STORES (2.1%)
     244,800  Bed Bath & Beyond Inc.*.............................................................      8,338,500
     180,000  Pier 1 Imports, Inc.................................................................      1,743,750
      80,000  Williams-Sonoma, Inc.*..............................................................      3,225,000
                                                                                                    -------------
                                                                                                       13,307,250
                                                                                                    -------------
              PACKAGE GOODS/COSMETICS (0.8%)
      57,800  Colgate-Palmolive Co................................................................      5,368,175
                                                                                                    -------------
              PACKAGED FOODS (1.0%)
     100,000  Aurora Foods, Inc.*.................................................................      1,981,250
      60,300  General Mills, Inc..................................................................      4,688,325
                                                                                                    -------------
                                                                                                        6,669,575
                                                                                                    -------------

 NUMBER OF
   SHARES                                                                                               VALUE
-----------------------------------------------------------------------------------------------------------------
              PAPER (0.8%)
     124,200  Champion International Corp.........................................................  $   5,030,100
                                                                                                    -------------
              PRECISION INSTRUMENTS (1.4%)
      95,000  Perkin-Elmer Corp...................................................................      9,268,438
                                                                                                    -------------
              PROPERTY - CASUALTY INSURANCE (0.7%)
      70,400  Chubb Corp..........................................................................      4,567,200
                                                                                                    -------------
              RETAIL (1.2%)
     106,000  Costco Companies, Inc.*.............................................................      7,651,875
                                                                                                    -------------
              SAVINGS & LOAN ASSOCIATIONS (1.2%)
      46,000  Golden West Financial Corp..........................................................      4,217,625
      90,450  Washington Mutual, Inc..............................................................      3,454,059
                                                                                                    -------------
                                                                                                        7,671,684
                                                                                                    -------------
              SEMICONDUCTORS (2.1%)
      45,000  Intel Corp..........................................................................      5,332,500
     124,000  PMC - Sierra, Inc. (Canada)*........................................................      7,812,000
                                                                                                    -------------
                                                                                                       13,144,500
                                                                                                    -------------
              SOFT DRINKS (0.7%)
     104,900  PepsiCo, Inc........................................................................      4,294,344
                                                                                                    -------------
              SPECIALTY CHEMICALS (0.4%)
     147,300  Georgia Gulf Corp...................................................................      2,366,006
                                                                                                    -------------
              SPECIALTY INSURERS (0.7%)
     124,500  Ace, Ltd. (Bermuda).................................................................      4,287,469
                                                                                                    -------------
              TELECOMMUNICATION EQUIPMENT (2.4%)
      92,800  Lucent Technologies Inc.............................................................     10,208,000
      72,100  Tellabs, Inc.*......................................................................      4,943,356
                                                                                                    -------------
                                                                                                       15,151,356
                                                                                                    -------------
              TOBACCO (0.8%)
     100,000  Philip Morris Companies, Inc........................................................      5,350,000
                                                                                                    -------------

              TOTAL COMMON STOCKS
              (IDENTIFIED COST $271,235,769)......................................................    430,744,433
                                                                                                    -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                              VALUE
-----------------------------------------------------------------------------------------------------------------
              CORPORATE BONDS (7.8%)
              AIRLINES (0.2%)
$      1,000  Continental Airlines, Inc. (Series 981A)
                6.648% due 03/15/19...............................................................  $   1,035,400
                                                                                                    -------------
              APPAREL (0.1%)
       1,000  Tommy Hilfiger USA Inc.
                6.50% due 06/01/03................................................................        993,390
                                                                                                    -------------
              BANKING (0.1%)
       1,000  Fleet Capital Trust V
                6.226%+ due12/18/28...............................................................        988,750
                                                                                                    -------------
              BROADCAST/MEDIA (0.1%)
       1,000  USA Networks, Inc. - 144A**
                6.75% due 11/15/05................................................................      1,000,160
                                                                                                    -------------
              BUILDING MATERIALS (0.2%)
       1,000  Masco Corp.
                7.125% due 08/15/13...............................................................      1,076,790
                                                                                                    -------------
              CONSUMER SUNDRIES (0.2%)
       1,000  Protection One Alarm - 144A**
                7.375% due 08/15/05...............................................................      1,007,040
                                                                                                    -------------
              DEPARTMENT STORES (0.9%)
       1,000  Federated Department Stores, Inc.
                6.125% due 09/01/01...............................................................      1,010,020
       1,000  Neiman Marcus Group Inc.
                7.125% due 06/01/28...............................................................        968,350
       1,000  Saks, Inc.
                8.25% due 11/15/08................................................................      1,061,330
       2,500  Shopko Stores, Inc.
                8.50% due 03/15/02................................................................      2,641,050
                                                                                                    -------------
                                                                                                        5,680,750
                                                                                                    -------------
              FINANCE COMPANIES (0.3%)
       1,000  Household Netherlands BV (Netherlands)
                6.20% due 12/01/03................................................................      1,008,650
       1,000  Toyota Motor Credit Corp.
                5.50% due 12/15/08................................................................        990,050
                                                                                                    -------------
                                                                                                        1,998,700
                                                                                                    -------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                              VALUE
-----------------------------------------------------------------------------------------------------------------
              FINANCIAL SERVICES (1.1%)
$      1,000  CNA Financial Corp.
                6.60% due 12/15/08................................................................  $   1,000,550
       1,000  Farmers Exchange Capital - 144A**
                7.05% due 07/15/28................................................................      1,001,190
       3,000  Markel Capital Trust I (Series B)
                8.71% due 01/01/46................................................................      3,058,680
       2,000  Orion Capital Trust I
                8.73% due 01/01/37................................................................      2,008,920
                                                                                                    -------------
                                                                                                        7,069,340
                                                                                                    -------------
              INDUSTRIAL SPECIALTIES (0.2%)
       1,000  Lexmark International, Inc.
                6.75% due 05/15/08................................................................      1,009,440
                                                                                                    -------------
              INVESTMENT BANKERS/BROKERS/SERVICES (0.8%)
       1,000  Credit Suisse First Boston NY - 144A**
                6.50% due 05/01/08................................................................      1,016,530
       1,000  Paine Webber Group, Inc.
                8.875% due 03/15/05...............................................................      1,117,560
       2,000  Paine Webber Group, Inc.
                6.55% due 04/15/08................................................................      2,011,940
       1,000  Salomon Smith Barney Holdings, Inc.
                7.00% due 03/15/04................................................................      1,046,550
                                                                                                    -------------
                                                                                                        5,192,580
                                                                                                    -------------
              LIFE INSURANCE (0.3%)
       1,000  Conseco, Inc.
                6.40% due 06/15/01................................................................        970,420
       1,000  Lumbermens Mutual Casualty Co. - 144A**
                8.30% due 12/01/37................................................................      1,088,340
                                                                                                    -------------
                                                                                                        2,058,760
                                                                                                    -------------
              MAJOR BANKS (0.2%)
       1,000  BankAmerica Corp.
                7.125% due 03/01/09...............................................................      1,097,950
                                                                                                    -------------
              MAJOR U.S. TELECOMMUNICATIONS (0.2%)
       1,000  Sprint Capital Corp.
                6.875% due 11/15/28...............................................................      1,039,660
                                                                                                    -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                              VALUE
-----------------------------------------------------------------------------------------------------------------
              MID - SIZED BANKS (0.3%)
$      1,000  Long Island Savings Bank
                6.20% due 04/02/01................................................................  $   1,006,290
       1,000  Mercantile Bancorporation, Inc.
                7.30% due 06/15/07................................................................      1,094,660
                                                                                                    -------------
                                                                                                        2,100,950
                                                                                                    -------------
              MILITARY/GOV'T/TECHNICAL (0.2%)
       1,000  Raytheon Co.
                7.20% due 08/15/27................................................................      1,082,150
                                                                                                    -------------
              MOTOR VEHICLES (0.2%)
       1,000  Ford Motor Co.
                9.00% due 09/15/01................................................................      1,088,490
                                                                                                    -------------
              OIL/GAS TRANSMISSION (0.2%)
       1,000  Williams Companies, Inc.
                6.50% due 08/01/06................................................................      1,008,150
                                                                                                    -------------
              PAPER (0.2%)
       1,500  Champion International Corp.
                6.40% due 02/15/26................................................................      1,517,055
                                                                                                    -------------
              RAILROADS (0.6%)
       1,000  CSX Corp.
                6.80% due 12/01/28................................................................      1,007,660
       1,966  Southern Pacific Transportation Co. (Series B)
                7.28% due 04/30/15................................................................      2,133,225
       1,000  Union Pacific Corp.
                6.34% due 11/25/03................................................................      1,016,440
                                                                                                    -------------
                                                                                                        4,157,325
                                                                                                    -------------
              RETAIL (0.2%)
       1,000  Penney (J.C.) Co., Inc.
                7.625% due 03/01/97...............................................................      1,024,780
                                                                                                    -------------
              SMALLER BANKS (0.6%)
       1,000  Keystone Financial Mid Atlantic Funding Corp.
                7.30% due 05/15/04................................................................      1,050,290
       2,000  St. Paul Bancorp, Inc.
                7.125% due 02/15/04...............................................................      2,058,480
       1,000  Wilmington Trust Corp.
                6.625% due 05/01/08...............................................................      1,046,810
                                                                                                    -------------
                                                                                                        4,155,580
                                                                                                    -------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                              VALUE
-----------------------------------------------------------------------------------------------------------------
              UTILITIES (0.2%)
$      1,000  Hyder PLC - 144A** (United Kingdom)
                6.50% due 12/15/08................................................................  $   1,007,500
                                                                                                    -------------
              UTILITIES - ELECTRIC (0.2%)
       1,000  Western Resources, Inc.
                6.875% due 08/01/04...............................................................      1,052,280
                                                                                                    -------------

              TOTAL CORPORATE BONDS
              (IDENTIFIED COST $49,186,831).......................................................     49,442,970
                                                                                                    -------------

              GOVERNMENT & AGENCY OBLIGATIONS (10.4%)
       2,000  Federal Home Loan Banks
                5.515% due 04/13/04...............................................................      1,994,940
       3,000  Federal Home Loan Banks
                5.80% due 09/02/08................................................................      3,093,360
       2,000  Federal Home Loan Mortgage Corp.
                5.125% due 10/15/08...............................................................      1,968,660
       2,000  Federal National Mortgage Assoc.
                5.75% due 06/15/05................................................................      2,054,840
       1,000  Ontario Province of Canada (Canada)
                5.50% due 10/01/08................................................................      1,003,750
       4,800  U.S. Treasury Bond
                5.50% due 08/15/28................................................................      5,023,968
       4,000  U.S. Treasury Bond
                6.00% due 02/15/26................................................................      4,362,960
       4,000  U.S. Treasury Bond
                6.125% due 11/15/27...............................................................      4,478,320
       2,400  U.S. Treasury Bond
                6.625% due 02/15/27...............................................................      2,837,640
       1,000  U.S. Treasury Note
                4.75% due 11/15/08................................................................      1,006,880
       2,000  U.S. Treasury Note
                5.75% due 08/15/03................................................................      2,089,040
       2,000  U.S. Treasury Note
                5.875% due 02/28/99...............................................................      2,003,740
       3,000  U.S. Treasury Note
                6.125% due 08/15/07...............................................................      3,275,940
      13,500  U.S. Treasury Note
                6.25% due 05/31/99................................................................     13,587,210
       1,000  U.S. Treasury Note
                6.375% due 05/15/99...............................................................      1,006,180

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                              VALUE
-----------------------------------------------------------------------------------------------------------------
$      2,000  U.S. Treasury Note
                6.375% due 08/15/02...............................................................  $   2,111,660
       1,500  U.S. Treasury Note
                6.50% due 04/30/99................................................................      1,508,790
       7,000  U.S. Treasury Note
                6.875% due 08/31/99...............................................................      7,099,680
       2,000  U.S. Treasury Note
                6.875% due 03/31/00...............................................................      2,052,380
       1,000  U.S. Treasury Note
                7.25% due 05/15/04................................................................      1,120,520
       1,000  U.S. Treasury Note
                7.25% due 08/15/04................................................................      1,124,300
       1,000  U.S. Treasury Note
                7.50% due 11/15/01................................................................      1,074,520
                                                                                                    -------------

              TOTAL GOVERNMENT & AGENCY OBLIGATIONS
              (IDENTIFIED COST
              $65,295,010)........................................................................     65,879,278
                                                                                                    -------------
              SHORT-TERM INVESTMENTS (a) (13.6%)
              COMMERCIAL PAPER (5.5%)
              FINANCE COMPANIES
      17,000  American Express Credit Corp. 5.80% due 01/04/99....................................     16,991,784
      18,000  CIT Group Inc. 5.99% due 01/11/99...................................................     17,970,050
                                                                                                    -------------

              TOTAL COMMERCIAL PAPER
              (AMORTIZED COST $34,961,834)........................................................     34,961,834
                                                                                                    -------------

              U.S. GOVERNMENT AGENCIES (8.1%)
       8,000  Federal Farm Credit Bank 5.08% due 01/13/99.........................................      7,986,453
      22,000  Federal Home Loan Banks 5.05% due 01/08/99..........................................     21,978,397

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                              VALUE
-----------------------------------------------------------------------------------------------------------------
$     21,200  Student Loan Marketing Assoc. 4.28% due 01/04/99....................................  $  21,192,439
                                                                                                    -------------

              TOTAL U.S. GOVERMENT AGENCIES
              (AMORTIZED COST $51,157,289)........................................................     51,157,289
                                                                                                    -------------

              TOTAL SHORT-TERM INVESTMENTS
              (AMORTIZED COST $86,119,123)........................................................     86,119,123
                                                                                                    -------------

TOTAL INVESTMENTS
(IDENTIFIED COST $471,836,733) (b)........................................................   99.7 %   632,185,804

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.3       1,748,476
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 633,934,280
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
 + Floating rate security. Coupon rate shown is the rate in effect at December 31, 1998.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $172,229,919 and the aggregate gross unrealized depreciation is $11,880,848, resulting in net unrealized appreciation of $160,349,071.

                       SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                                   MONEY         QUALITY           HIGH                          INCOME        DIVIDEND
                                   MARKET      INCOME PLUS        YIELD         UTILITIES        BUILDER        GROWTH
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value *.....................  $442,351,870  $  540,108,594  $  356,688,690  $  558,679,775   $87,015,641  $2,253,199,634
Cash..........................        13,212        --              --              --             --               26,860
Receivable for:
    Investments sold..........       --             --              --               547,507       298,522        --
    Shares of beneficial
      interest sold...........       198,052         121,185          88,636         156,414       --            1,232,779
    Dividends.................       --             --              --             1,008,496       199,135       4,072,247
    Interest..................       622,465       7,758,037       7,867,096         944,939       501,244        --
    Foreign withholding taxes
      reclaimed...............       --             --              --              --             --             --
    Variation margin..........       --             --              --              --             --             --
Prepaid expenses and other
  assets......................         2,092           2,846           3,892             443         2,233          11,645
Receivable from affiliate.....       --             --              --              --             --             --
                                ------------  --------------  --------------  --------------   -----------  --------------
     TOTAL ASSETS.............   443,187,691     547,990,662     364,648,314     561,337,574    88,016,775   2,258,543,165
                                ------------  --------------  --------------  --------------   -----------  --------------
LIABILITIES:
Payable for:
    Investments purchased.....       --             --              --              --             130,504       6,609,369
    Shares of beneficial
      interest repurchased....       906,707         111,888         359,279         182,126        40,930         912,894
    Investment management
      fee.....................       190,311         229,955         154,705         296,174        54,953         961,510
Accrued expenses and other
  payables....................        56,189          66,038          55,426          56,441        21,254         132,613
                                ------------  --------------  --------------  --------------   -----------  --------------
     TOTAL LIABILITIES........     1,153,207         407,881         569,410         534,741       247,641       8,616,386
                                ------------  --------------  --------------  --------------   -----------  --------------
NET ASSETS:
Paid-in-capital...............   442,034,462     538,007,357     485,415,754     327,439,436    87,415,695   1,589,263,617
Accumulated undistributed net
  investment income (loss)....            22            (300)        151,756              25        14,879             154
Accumulated undistributed net
  realized gain (loss)........       --          (16,182,861)    (39,811,533)     11,143,579       930,544     319,156,658
Net unrealized appreciation
  (depreciation)..............       --           25,758,585     (81,677,073)    222,219,793      (591,984)    341,506,350
                                ------------  --------------  --------------  --------------   -----------  --------------
     NET ASSETS...............  $442,034,484  $  547,582,781  $  364,078,904  $  560,802,833   $87,769,134  $2,249,926,779
                                ------------  --------------  --------------  --------------   -----------  --------------
                                ------------  --------------  --------------  --------------   -----------  --------------
     *IDENTIFIED COST.........  $442,351,870  $  514,350,009  $  438,365,763  $  336,459,982   $87,607,625  $1,911,693,284
                                ------------  --------------  --------------  --------------   -----------  --------------
                                ------------  --------------  --------------  --------------   -----------  --------------
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....   442,034,462      49,794,001      71,785,647      26,391,176     7,657,710     101,647,547
                                ------------  --------------  --------------  --------------   -----------  --------------
                                ------------  --------------  --------------  --------------   -----------  --------------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............         $1.00          $11.00           $5.07          $21.25        $11.46          $22.13
                                ------------  --------------  --------------  --------------   -----------  --------------
                                ------------  --------------  --------------  --------------   -----------  --------------

------------------

**   Includes foreign cash of $349,876.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1998
                                                 GLOBAL
                                  CAPITAL       DIVIDEND      EUROPEAN      PACIFIC         CAPITAL                      S&P 500
                                   GROWTH        GROWTH        GROWTH        GROWTH       APPRECIATION     EQUITY         INDEX
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value *.....................  $137,631,624  $482,075,760  $509,880,098  $ 52,538,411    $32,536,300  $1,199,558,701  $48,743,934
Cash..........................       --            565,563       471,147       425,688**       60,263        --             96,318
Receivable for:
    Investments sold..........     1,019,600       753,725       --            --             --            9,295,564      247,312
    Shares of beneficial
      interest sold...........        53,806        47,030       386,355         1,812         46,447         749,558      133,201
    Dividends.................        66,375       993,077       298,214        32,704          4,694         232,030       43,939
    Interest..................           253         3,720         8,705        17,857        --             --            --
    Foreign withholding taxes
      reclaimed...............       --            399,104       656,162       --             --              132,654      --
    Variation margin..........       --            --            --            --             --             --             10,291
Prepaid expenses and other
  assets......................         4,899        27,511        29,313           126            228           6,924           23
Receivable from affiliate.....       --            --            --            --              20,809        --             12,489
                                ------------  ------------  ------------  ------------    -----------  --------------  -----------
     TOTAL ASSETS.............   138,776,557   484,865,490   511,729,994    53,016,598     32,668,741   1,209,975,431   49,287,507
                                ------------  ------------  ------------  ------------    -----------  --------------  -----------
LIABILITIES:
Payable for:
    Investments purchased.....       --            --            --            --             --           70,270,953      503,347
    Shares of beneficial
      interest repurchased....        66,069       228,369       577,185        18,439         42,893         762,181       39,680
    Investment management
      fee.....................        70,630       302,550       395,356        42,938        --              453,571      --
Accrued expenses and other
  payables....................        36,748       107,007       119,856       113,684         21,031          76,003       12,512
                                ------------  ------------  ------------  ------------    -----------  --------------  -----------
     TOTAL LIABILITIES........       173,447       637,926     1,092,397       175,061         63,924      71,562,708      555,539
                                ------------  ------------  ------------  ------------    -----------  --------------  -----------
NET ASSETS:
Paid-in-capital...............    96,044,693   414,618,546   331,073,981   110,265,670     34,478,487     757,548,016   44,127,014
Accumulated undistributed net
  investment income (loss)....          (424)      520,531     3,134,104       411,637        386,474          (5,165)     244,990
Accumulated undistributed net
  realized gain (loss)........    14,067,938    24,439,258    43,112,022   (59,610,315)    (6,501,098)    160,637,236      186,052
Net unrealized appreciation
  (depreciation)..............    28,490,903    44,649,229   133,317,490     1,774,545      4,240,954     220,232,636    4,173,912
                                ------------  ------------  ------------  ------------    -----------  --------------  -----------
     NET ASSETS...............  $138,603,110  $484,227,564  $510,637,597  $ 52,841,537    $32,604,817  $1,138,412,723  $48,731,968
                                ------------  ------------  ------------  ------------    -----------  --------------  -----------
                                ------------  ------------  ------------  ------------    -----------  --------------  -----------
     *IDENTIFIED COST.........  $109,140,721  $437,456,748  $376,597,847  $ 50,606,970    $28,295,346  $  979,326,065  $44,667,149
                                ------------  ------------  ------------  ------------    -----------  --------------  -----------
                                ------------  ------------  ------------  ------------    -----------  --------------  -----------
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....     6,806,997    35,025,587    18,785,057    10,269,558      3,147,999      29,505,782    4,343,636
                                ------------  ------------  ------------  ------------    -----------  --------------  -----------
                                ------------  ------------  ------------  ------------    -----------  --------------  -----------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............        $20.36        $13.82        $27.18         $5.15         $10.36          $38.58       $11.22
                                ------------  ------------  ------------  ------------    -----------  --------------  -----------
                                ------------  ------------  ------------  ------------    -----------  --------------  -----------


                                COMPETITIVE EDGE
                                  "BEST IDEAS"      STRATEGIST
------------------------------
ASSETS:
Investments in securities, at
  value *.....................     $  36,457,919   $632,185,804
Cash..........................            60,532         90,081
Receivable for:
    Investments sold..........         --               --
    Shares of beneficial
      interest sold...........             7,519        295,145
    Dividends.................            13,050        231,493
    Interest..................         --             1,782,167
    Foreign withholding taxes
      reclaimed...............             6,875        --
    Variation margin..........         --               --
Prepaid expenses and other
  assets......................                53          1,786
Receivable from affiliate.....            24,163        --
                                ----------------   ------------
     TOTAL ASSETS.............        36,570,111    634,586,476
                                ----------------   ------------
LIABILITIES:
Payable for:
    Investments purchased.....         --               --
    Shares of beneficial
      interest repurchased....             7,227        330,477
    Investment management
      fee.....................         --               257,845
Accrued expenses and other
  payables....................            24,104         63,874
                                ----------------   ------------
     TOTAL LIABILITIES........            31,331        652,196
                                ----------------   ------------
NET ASSETS:
Paid-in-capital...............        35,547,604    480,626,039
Accumulated undistributed net
  investment income (loss)....           267,028            458
Accumulated undistributed net
  realized gain (loss)........        (1,271,376)    (7,041,288)
Net unrealized appreciation
  (depreciation)..............         1,995,524    160,349,071
                                ----------------   ------------
     NET ASSETS...............     $  36,538,780   $633,934,280
                                ----------------   ------------
                                ----------------   ------------
     *IDENTIFIED COST.........     $  34,462,517   $471,836,733
                                ----------------   ------------
                                ----------------   ------------
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....         3,722,740     38,098,404
                                ----------------   ------------
                                ----------------   ------------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............             $9.82         $16.64
                                ----------------   ------------
                                ----------------   ------------

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998
                                                  QUALITY
                                    MONEY         INCOME           HIGH                          INCOME        DIVIDEND
                                   MARKET          PLUS            YIELD         UTILITIES       BUILDER        GROWTH
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS):

INCOME
Interest......................  $  21,440,157  $  34,017,757   $  49,800,195   $   3,768,540   $ 2,415,707   $  2,526,630
Dividends.....................       --             --              --            13,552,605**   2,265,784**   47,422,494**
                                -------------  -------------   -------------   -------------   -----------   ------------
     TOTAL INCOME.............     21,440,157     34,017,757      49,800,195      17,321,145     4,681,491     49,949,124
                                -------------  -------------   -------------   -------------   -----------   ------------
EXPENSES
Investment management fee.....      1,927,552      2,514,720       1,946,259       3,160,139       595,359     10,828,424
Professional fees.............         27,698         29,384          30,455          28,190        18,742         29,000
Custodian fees................         21,401         46,257          40,474          29,575        23,513        106,165
Shareholder reports and
  notices.....................         22,340         29,946          24,795          29,990         2,094        109,715
Trustees' fees and expenses...          1,051          1,462           1,124           1,406           111          6,082
Transfer agent fees and
  expenses....................            500            500             500             500           500            500
Other.........................          3,140         10,385           9,832           6,728         3,511         19,703
                                -------------  -------------   -------------   -------------   -----------   ------------
     TOTAL EXPENSES...........      2,003,682      2,632,654       2,053,439       3,256,528       643,830     11,099,589

Less: amounts
  waived/assumed..............       --             --              --              --             --             --
                                -------------  -------------   -------------   -------------   -----------   ------------
     NET EXPENSES.............      2,003,682      2,632,654       2,053,439       3,256,528       643,830     11,099,589
                                -------------  -------------   -------------   -------------   -----------   ------------
     NET INVESTMENT INCOME
     (LOSS)...................     19,436,475     31,385,103      47,746,756      14,064,617     4,037,661     38,849,535
                                -------------  -------------   -------------   -------------   -----------   ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............          1,854      7,060,684     (10,756,455)     11,183,431       936,441    322,115,886
    Futures contracts.........       --             --              --              --             --             --
    Foreign exchange
      transactions............       --             --              --              --             --             --
                                -------------  -------------   -------------   -------------   -----------   ------------
     NET GAIN (LOSS)..........          1,854      7,060,684     (10,756,455)     11,183,431       936,441    322,115,886
                                -------------  -------------   -------------   -------------   -----------   ------------
Net change in unrealized
  appreciation/ depreciation
  on:
    Investments...............       --            3,370,100     (62,350,933)     81,869,637    (3,662,539)   (89,389,463)
    Futures contracts.........       --             --              --              --             --             --
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............       --             --              --              --             --             --
                                -------------  -------------   -------------   -------------   -----------   ------------
     NET APPRECIATION
     (DEPRECIATION)...........       --            3,370,100     (62,350,933)     81,869,637    (3,662,539)   (89,389,463)
                                -------------  -------------   -------------   -------------   -----------   ------------
     NET GAIN (LOSS)..........          1,854     10,430,784     (73,107,388)     93,053,068    (2,726,098)   232,726,423
                                -------------  -------------   -------------   -------------   -----------   ------------
NET INCREASE (DECREASE).......  $  19,438,329  $  41,815,887   $ (25,360,632)  $ 107,117,685   $ 1,311,563   $271,575,958
                                -------------  -------------   -------------   -------------   -----------   ------------
                                -------------  -------------   -------------   -------------   -----------   ------------

------------------

 *   For the period May 18, 1998 (commencement of operations) through December
     31, 1998.
**   Net of $86,199, $330, $175,289, $1,177, $1,126,265, $1,255,910, $93,699,
     $263, $132,800, $879, $5,116 and $14,038 foreign withholding tax, respectively.
(1)  Includes $61,741 of interest expense.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998
                                                     GLOBAL
                                    CAPITAL         DIVIDEND        EUROPEAN          PACIFIC          CAPITAL
                                    GROWTH           GROWTH          GROWTH           GROWTH        APPRECIATION
-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS):

INCOME
Interest......................   $     276,646    $    734,562    $     707,746    $     212,841    $    300,377
Dividends.....................         316,623**    11,657,917**      7,644,102**      1,132,403**        86,097**
                                 -------------    ------------    -------------    -------------    -------------
     TOTAL INCOME.............         593,269      12,392,479        8,351,848        1,345,244         386,474
                                 -------------    ------------    -------------    -------------    -------------
EXPENSES
Investment management fee.....         862,257       3,698,722        4,705,416          551,718         248,985
Professional fees.............          28,323          32,322           32,968           38,709          18,734
Custodian fees................          33,855         344,990          428,801          156,937          17,754
Shareholder reports and
  notices.....................           8,366          28,366           73,919           13,447           1,456
Trustees' fees and expenses...             278           1,699            1,499         --                    30
Transfer agent fees and
  expenses....................             500             500              500              500             500
Other.........................             912          12,668           13,962           79,190(1)          622
                                 -------------    ------------    -------------    -------------    -------------
     TOTAL EXPENSES...........         934,491       4,119,267        5,257,065          840,501         288,081

Less: amounts
  waived/assumed..............        --               --              --               --              (288,081)
                                 -------------    ------------    -------------    -------------    -------------
     NET EXPENSES.............         934,491       4,119,267        5,257,065          840,501         --
                                 -------------    ------------    -------------    -------------    -------------
     NET INVESTMENT INCOME
     (LOSS)...................        (341,222)      8,273,212        3,094,783          504,743         386,474
                                 -------------    ------------    -------------    -------------    -------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............      15,646,625      29,850,665       43,131,572      (31,761,827)     (6,243,234)
    Futures contracts.........        --               --              --               --               --
    Foreign exchange
      transactions............        --               (49,301)         120,833          (39,201)        --
                                 -------------    ------------    -------------    -------------    -------------
     NET GAIN (LOSS)..........      15,646,625      29,801,364       43,252,405      (31,801,028)     (6,243,234)
                                 -------------    ------------    -------------    -------------    -------------
Net change in unrealized
  appreciation/ depreciation
  on:
    Investments...............       6,997,899      16,160,201       43,991,360       24,589,983       2,856,814
    Futures contracts.........        --               --              --               --               --
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............        --                47,322           57,808         (157,974)        --
                                 -------------    ------------    -------------    -------------    -------------
     NET APPRECIATION
     (DEPRECIATION)...........       6,997,899      16,207,523       44,049,168       24,432,009       2,856,814
                                 -------------    ------------    -------------    -------------    -------------
     NET GAIN (LOSS)..........      22,644,524      46,008,887       87,301,573       (7,369,019)     (3,386,420)
                                 -------------    ------------    -------------    -------------    -------------
NET INCREASE (DECREASE).......   $  22,303,302    $ 54,282,099    $  90,396,356    $  (6,864,276)   $ (2,999,946)
                                 -------------    ------------    -------------    -------------    -------------
                                 -------------    ------------    -------------    -------------    -------------


                                                   S&P 500        COMPETITIVE EDGE
                                    EQUITY          INDEX*          "BEST IDEAS"*        STRATEGIST
------------------------------
NET INVESTMENT INCOME (LOSS):
INCOME
Interest......................   $   6,083,933   $     61,440         $  113,348        $ 11,565,956
Dividends.....................       5,747,355**      183,550**          153,010**         4,125,742**
                                 -------------   ------------    -------------------    ------------
     TOTAL INCOME.............      11,831,288        244,990            266,358          15,691,698
                                 -------------   ------------    -------------------    ------------
EXPENSES
Investment management fee.....       4,753,680         52,991             99,771           2,762,516
Professional fees.............          28,854         14,368             15,645              28,901
Custodian fees................          64,304          3,614             18,707              34,902
Shareholder reports and
  notices.....................          49,628          5,958              4,058              33,782
Trustees' fees and expenses...           2,739        --               --                      1,610
Transfer agent fees and
  expenses....................             500            312                313                 500
Other.........................           6,858          1,336              1,680               9,423
                                 -------------   ------------    -------------------    ------------
     TOTAL EXPENSES...........       4,906,563         78,579            140,174           2,871,634
Less: amounts
  waived/assumed..............        --              (78,579)          (140,174)            --
                                 -------------   ------------    -------------------    ------------
     NET EXPENSES.............       4,906,563        --               --                  2,871,634
                                 -------------   ------------    -------------------    ------------
     NET INVESTMENT INCOME
     (LOSS)...................       6,924,725        244,990            266,358          12,820,064
                                 -------------   ------------    -------------------    ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............     161,754,922          3,032         (1,271,376)         (7,041,288)
    Futures contracts.........        --              183,020          --                    --
    Foreign exchange
      transactions............               9        --                     670             --
                                 -------------   ------------    -------------------    ------------
     NET GAIN (LOSS)..........     161,754,931        186,052         (1,270,706)         (7,041,288)
                                 -------------   ------------    -------------------    ------------
Net change in unrealized
  appreciation/ depreciation
  on:
    Investments...............      89,582,262      4,076,785          1,995,402         125,871,829
    Futures contracts.........        --               97,127          --                    --
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............        --              --                     122             --
                                 -------------   ------------    -------------------    ------------
     NET APPRECIATION
     (DEPRECIATION)...........      89,582,262      4,173,912          1,995,524         125,871,829
                                 -------------   ------------    -------------------    ------------
     NET GAIN (LOSS)..........     251,337,193      4,359,964            724,818         118,830,541
                                 -------------   ------------    -------------------    ------------
NET INCREASE (DECREASE).......   $ 258,261,918   $  4,604,954         $  991,176        $131,650,605
                                 -------------   ------------    -------------------    ------------
                                 -------------   ------------    -------------------    ------------

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       QUALITY INCOME PLUS
                                         MONEY MARKET             ------------------------------
                                -------------------------------                    FOR THE YEAR
                                 FOR THE YEAR     FOR THE YEAR     FOR THE YEAR        ENDED
                                ENDED DECEMBER   ENDED DECEMBER   ENDED DECEMBER   DECEMBER 31,
                                   31, 1998         31, 1997         31, 1998          1997
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........  $  19,436,475    $  18,013,271    $  31,385,103    $ 30,890,531
Net realized gain (loss)......          1,854         --              7,060,684       4,211,639
Net change in unrealized
  appreciation/depreciation...       --               --              3,370,100      12,724,498
                                --------------   --------------   --------------   -------------
     NET INCREASE
     (DECREASE)...............     19,438,329       18,013,271       41,815,887      47,826,668
                                --------------   --------------   --------------   -------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........    (19,436,518)     (18,013,450)     (31,385,551)    (30,957,912)
Net realized gain.............         (1,854)        --               --               --
                                --------------   --------------   --------------   -------------
     TOTAL....................    (19,438,372)     (18,013,450)     (31,385,551)    (30,957,912)
                                --------------   --------------   --------------   -------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......    465,453,549      186,625,741      145,861,267      20,704,612
Reinvestment of dividends and
  distributions...............     19,438,372       18,013,450       31,385,551      30,957,912
Cost of shares repurchased....   (378,435,543)    (209,298,904)    (115,083,881)    (68,201,984)
                                --------------   --------------   --------------   -------------
     NET INCREASE
     (DECREASE)...............    106,456,378       (4,659,713)      62,162,937     (16,539,460)
                                --------------   --------------   --------------   -------------
     TOTAL INCREASE
     (DECREASE)...............    106,456,335       (4,659,892)      72,593,273         329,296
NET ASSETS:
Beginning of period...........    335,578,149      340,238,041      474,989,508     474,660,212
                                --------------   --------------   --------------   -------------
     END OF PERIOD............  $ 442,034,484    $ 335,578,149    $ 547,582,781    $474,989,508
                                --------------   --------------   --------------   -------------
                                --------------   --------------   --------------   -------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $          22    $          65    $        (300)   $        148
                                --------------   --------------   --------------   -------------
                                --------------   --------------   --------------   -------------
SHARES ISSUED AND REPURCHASED:
Sold..........................    465,453,549      186,625,741       13,356,857       1,958,805
Issued in reinvestment of
  dividends and
  distributions...............     19,438,372       18,013,450        2,881,413       2,970,264
Repurchased...................   (378,435,543)    (209,298,904)     (10,567,612)     (6,558,494)
                                --------------   --------------   --------------   -------------
NET INCREASE (DECREASE).......    106,456,378       (4,659,713)       5,670,658      (1,629,425)
                                --------------   --------------   --------------   -------------
                                --------------   --------------   --------------   -------------

------------------

 *   For the period January 21, 1997 (commencement of operations) through
     December 31, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                          HIGH YIELD                       UTILITIES                     INCOME BUILDER
                                ------------------------------   ------------------------------   ----------------------------
                                                 FOR THE YEAR                     FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                 FOR THE YEAR        ENDED        FOR THE YEAR        ENDED           ENDED          ENDED
                                ENDED DECEMBER   DECEMBER 31,    ENDED DECEMBER   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                   31, 1998          1997           31, 1998          1997            1998           1997*
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........  $  47,746,756    $ 38,277,750    $  14,064,617    $ 14,516,395    $  4,037,661    $ 1,300,879
Net realized gain (loss)......    (10,756,455)        184,126       11,183,431      24,274,209         936,441        773,374
Net change in unrealized
  appreciation/depreciation...    (62,350,933)     (2,939,937)      81,869,637      61,888,240      (3,662,539)     3,070,555
                                --------------   -------------   --------------   -------------   -------------   ------------
     NET INCREASE
     (DECREASE)...............    (25,360,632)     35,521,939      107,117,685     100,678,844       1,311,563      5,144,808
                                --------------   -------------   --------------   -------------   -------------   ------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........    (47,889,896)    (37,998,064)     (14,064,645)    (14,516,342)     (4,033,908)    (1,300,838)
Net realized gain.............       --               --           (24,274,238)     (5,380,346)       (768,186)       --
                                --------------   -------------   --------------   -------------   -------------   ------------
     TOTAL....................    (47,889,896)    (37,998,064)     (38,338,883)    (19,896,688)     (4,802,094)    (1,300,838)
                                --------------   -------------   --------------   -------------   -------------   ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......    150,152,649      94,751,829      107,347,532      10,084,184      50,649,400     51,206,002
Reinvestment of dividends and
  distributions...............     47,889,896      37,998,064       38,338,883      19,896,688       4,802,094      1,300,838
Cost of shares repurchased....   (128,774,384)    (21,761,038)    (111,796,640)    (93,290,638)    (19,614,662)      (927,977)
                                --------------   -------------   --------------   -------------   -------------   ------------
     NET INCREASE
     (DECREASE)...............     69,268,161     110,988,855       33,889,775     (63,309,766)     35,836,832     51,578,863
                                --------------   -------------   --------------   -------------   -------------   ------------
     TOTAL INCREASE
     (DECREASE)...............     (3,982,367)    108,512,730      102,668,577      17,472,390      32,346,301     55,422,833
NET ASSETS:
Beginning of period...........    368,061,271     259,548,541      458,134,256     440,661,866      55,422,833        --
                                --------------   -------------   --------------   -------------   -------------   ------------
     END OF PERIOD............  $ 364,078,904    $368,061,271    $ 560,802,833    $458,134,256    $ 87,769,134    $55,422,833
                                --------------   -------------   --------------   -------------   -------------   ------------
                                --------------   -------------   --------------   -------------   -------------   ------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $     151,756    $    294,896    $          25    $         53    $     14,879    $        41
                                --------------   -------------   --------------   -------------   -------------   ------------
                                --------------   -------------   --------------   -------------   -------------   ------------
SHARES ISSUED AND REPURCHASED:
Sold..........................     26,123,968      15,438,103        5,490,004         586,036       4,241,399      4,681,304
Issued in reinvestment of
  dividends and
  distributions...............      8,453,299       6,235,666        1,967,479       1,234,020         415,816        114,240
Repurchased...................    (22,927,167)     (3,542,834)      (5,716,328)     (5,905,011)     (1,710,560)       (84,489)
                                --------------   -------------   --------------   -------------   -------------   ------------
NET INCREASE (DECREASE).......     11,650,100      18,130,935        1,741,155      (4,084,955)      2,946,655      4,711,055
                                --------------   -------------   --------------   -------------   -------------   ------------
                                --------------   -------------   --------------   -------------   -------------   ------------


                                        DIVIDEND GROWTH

                                 FOR THE YEAR     FOR THE YEAR
                                ENDED DECEMBER   ENDED DECEMBER
                                   31, 1998         31, 1997
------------------------------
INCREASE (DECREASE) IN NET
ASSETS:
OPERATIONS:
Net investment income.........  $   38,849,535   $   33,294,853
Net realized gain (loss)......     322,115,886      187,796,245
Net change in unrealized
  appreciation/depreciation...     (89,389,463)     131,882,494
                                --------------   --------------
     NET INCREASE
     (DECREASE)...............     271,575,958      352,973,592
                                --------------   --------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........     (38,849,522)     (33,294,817)
Net realized gain.............    (187,973,609)     (76,862,062)
                                --------------   --------------
     TOTAL....................    (226,823,131)    (110,156,879)
                                --------------   --------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......     479,551,623      315,154,387
Reinvestment of dividends and
  distributions...............     226,823,131      110,156,879
Cost of shares repurchased....    (407,106,560)     (50,626,648)
                                --------------   --------------
     NET INCREASE
     (DECREASE)...............     299,268,194      374,684,618
                                --------------   --------------
     TOTAL INCREASE
     (DECREASE)...............     344,021,021      617,501,331
NET ASSETS:
Beginning of period...........   1,905,905,758    1,288,404,427
                                --------------   --------------
     END OF PERIOD............  $2,249,926,779   $1,905,905,758
                                --------------   --------------
                                --------------   --------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $          154   $          141
                                --------------   --------------
                                --------------   --------------
SHARES ISSUED AND REPURCHASED:
Sold..........................      21,516,674       15,299,661
Issued in reinvestment of
  dividends and
  distributions...............      10,521,804        5,383,295
Repurchased...................     (18,647,038)      (2,443,929)
                                --------------   --------------
NET INCREASE (DECREASE).......      13,391,440       18,239,027
                                --------------   --------------
                                --------------   --------------

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                       CAPITAL GROWTH
                                -----------------------------         GLOBAL DIVIDEND GROWTH
                                FOR THE YEAR    FOR THE YEAR    ----------------------------------
                                    ENDED           ENDED         FOR THE YEAR       FOR THE YEAR
                                DECEMBER 31,    DECEMBER 31,     ENDED DECEMBER     ENDED DECEMBER
                                    1998            1997            31, 1998           31, 1997
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................  $   (341,222)   $      9,982       $   8,273,212     $  6,849,599
Net realized gain (loss)......    15,646,625       9,166,337          29,801,364       48,844,173
Net change in unrealized
  appreciation/depreciation...     6,997,899      11,601,734          16,207,523      (13,083,151)
                                -------------   -------------   -----------------   --------------
     NET INCREASE
     (DECREASE)...............    22,303,302      20,778,053          54,282,099       42,610,621
                                -------------   -------------   -----------------   --------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........       (10,014)       (406,792)         (8,206,088)      (7,198,015)
Net realized gain.............   (10,080,542)    (11,642,832)        (52,205,069)     (17,705,621)
                                -------------   -------------   -----------------   --------------
     TOTAL....................   (10,090,556)    (12,049,624)        (60,411,157)     (24,903,636)
                                -------------   -------------   -----------------   --------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......    28,039,255      33,654,933          75,090,455      124,800,012
Reinvestment of dividends and
  distributions...............    10,090,556      12,049,624          60,411,157       24,903,636
Cost of shares repurchased....   (38,839,523)    (14,195,060)       (126,758,450)     (20,618,115)
                                -------------   -------------   -----------------   --------------
     NET INCREASE
     (DECREASE)...............      (709,712)     31,509,497           8,743,162      129,085,533
                                -------------   -------------   -----------------   --------------
     TOTAL INCREASE
     (DECREASE)...............    11,503,034      40,237,926           2,614,104      146,792,518
NET ASSETS:
Beginning of period...........   127,100,076      86,862,150         481,613,460      334,820,942
                                -------------   -------------   -----------------   --------------
     END OF PERIOD............  $138,603,110    $127,100,076       $ 484,227,564     $481,613,460
                                -------------   -------------   -----------------   --------------
                                -------------   -------------   -----------------   --------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $       (424)   $      9,662       $     520,531     $    (74,436)
                                -------------   -------------   -----------------   --------------
                                -------------   -------------   -----------------   --------------
SHARES ISSUED AND REPURCHASED:
Sold..........................     1,431,494       1,796,050           5,251,149        8,901,084
Issued in reinvestment of
  dividends and
  distributions...............       513,776         710,054           4,451,226        1,756,694
Repurchased...................    (2,085,691)       (774,142)         (9,357,396)      (1,479,827)
                                -------------   -------------   -----------------   --------------
NET INCREASE (DECREASE).......      (140,421)      1,731,962             344,979        9,177,951
                                -------------   -------------   -----------------   --------------
                                -------------   -------------   -----------------   --------------

------------------

 *   For the period January 21, 1997 (commencement of operations) through
     December 31, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                       EUROPEAN GROWTH                  PACIFIC GROWTH               CAPITAL APPRECIATION
                                ------------------------------   -----------------------------   ----------------------------
                                                 FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                 FOR THE YEAR        ENDED           ENDED           ENDED           ENDED          ENDED
                                ENDED DECEMBER   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                   31, 1998          1997            1998            1997            1998           1997*
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................  $   3,094,783    $  3,717,809    $    504,743    $  1,303,162    $    386,474    $   209,858
Net realized gain (loss)......     43,252,405      33,715,966     (31,801,028)    (18,390,247)     (6,243,234)      (257,864)
Net change in unrealized
  appreciation/depreciation...     44,049,168      15,487,002      24,432,009     (29,854,161)      2,856,814      1,384,140
                                --------------   -------------   -------------   -------------   -------------   ------------
     NET INCREASE
     (DECREASE)...............     90,396,356      52,920,777      (6,864,276)    (46,941,246)     (2,999,946)     1,336,134
                                --------------   -------------   -------------   -------------   -------------   ------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........     (5,476,236)     (3,760,260)     (2,947,935)     (1,891,258)       (209,858)       --
Net realized gain.............    (30,256,754)    (18,466,454)        --              --              --             --
                                --------------   -------------   -------------   -------------   -------------   ------------
     TOTAL....................    (35,732,990)    (22,226,714)     (2,947,935)     (1,891,258)       (209,858)       --
                                --------------   -------------   -------------   -------------   -------------   ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......    190,691,042      69,322,769      65,895,854      27,108,335      19,359,401     33,834,119
Reinvestment of dividends and
  distributions...............     35,732,990      22,226,714       2,947,935       1,891,258         209,858        --
Cost of shares repurchased....   (161,891,054)    (33,224,347)    (75,093,578)    (55,800,009)    (16,060,549)    (2,864,342)
                                --------------   -------------   -------------   -------------   -------------   ------------
     NET INCREASE
     (DECREASE)...............     64,532,978      58,325,136      (6,249,789)    (26,800,416)      3,508,710     30,969,777
                                --------------   -------------   -------------   -------------   -------------   ------------
     TOTAL INCREASE
     (DECREASE)...............    119,196,344      89,019,199     (16,062,000)    (75,632,920)        298,906     32,305,911
NET ASSETS:
Beginning of period...........    391,441,253     302,422,054      68,903,537     144,536,457      32,305,911        --
                                --------------   -------------   -------------   -------------   -------------   ------------
     END OF PERIOD............  $ 510,637,597    $391,441,253    $ 52,841,537    $ 68,903,537    $ 32,604,817    $32,305,911
                                --------------   -------------   -------------   -------------   -------------   ------------
                                --------------   -------------   -------------   -------------   -------------   ------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $   3,134,104    $  5,394,724    $    411,637    $  2,054,796    $    386,474    $   209,858
                                --------------   -------------   -------------   -------------   -------------   ------------
                                --------------   -------------   -------------   -------------   -------------   ------------
SHARES ISSUED AND REPURCHASED:
Sold..........................      7,118,106       3,070,886      13,473,730       3,373,487       1,745,653      3,118,030
Issued in reinvestment of
  dividends and
  distributions...............      1,290,932         983,918         677,325         188,937          17,860        --
Repurchased...................     (6,252,813)     (1,452,789)    (15,145,796)     (6,804,802)     (1,470,199)      (263,345)
                                --------------   -------------   -------------   -------------   -------------   ------------
NET INCREASE (DECREASE).......      2,156,225       2,602,015        (994,741)     (3,242,378)        293,314      2,854,685
                                --------------   -------------   -------------   -------------   -------------   ------------
                                --------------   -------------   -------------   -------------   -------------   ------------

                                            EQUITY
                                ------------------------------
                                                 FOR THE YEAR
                                 FOR THE YEAR        ENDED
                                ENDED DECEMBER   DECEMBER 31,
                                   31, 1998          1997
------------------------------
INCREASE (DECREASE) IN NET
ASSETS:
OPERATIONS:
Net investment income
  (loss)......................  $    6,924,725   $  4,000,633
Net realized gain (loss)......     161,754,931    114,548,760
Net change in unrealized
  appreciation/depreciation...      89,582,262     87,770,605
                                --------------   -------------
     NET INCREASE
     (DECREASE)...............     258,261,918    206,319,998
                                --------------   -------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........      (6,924,673)    (4,001,396)
Net realized gain.............    (114,146,703)   (43,430,509)
                                --------------   -------------
     TOTAL....................    (121,071,376)   (47,431,905)
                                --------------   -------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......     262,726,068    150,537,439
Reinvestment of dividends and
  distributions...............     121,071,376     47,431,905
Cost of shares repurchased....    (205,665,545)   (55,675,579)
                                --------------   -------------
     NET INCREASE
     (DECREASE)...............     178,131,899    142,293,765
                                --------------   -------------
     TOTAL INCREASE
     (DECREASE)...............     315,322,441    301,181,858
NET ASSETS:
Beginning of period...........     823,090,282    521,908,424
                                --------------   -------------
     END OF PERIOD............  $1,138,412,723   $823,090,282
                                --------------   -------------
                                --------------   -------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $       (5,165)  $    --
                                --------------   -------------
                                --------------   -------------
SHARES ISSUED AND REPURCHASED:
Sold..........................       7,421,841      4,895,346
Issued in reinvestment of
  dividends and
  distributions...............       3,456,577      1,670,194
Repurchased...................      (5,884,436)    (1,832,698)
                                --------------   -------------
NET INCREASE (DECREASE).......       4,993,982      4,732,842
                                --------------   -------------
                                --------------   -------------

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                                COMPETITIVE
                                  S&P 500          EDGE
                                   INDEX       "BEST IDEAS"              STRATEGIST
                                ------------   -------------   ------------------------------
                                FOR THE YEAR   FOR THE YEAR                     FOR THE YEAR
                                   ENDED           ENDED        FOR THE YEAR        ENDED
                                DECEMBER 31,   DECEMBER 31,    ENDED DECEMBER   DECEMBER 31,
                                   1998*           1998*          31, 1998          1997
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........  $   244,990    $    266,358    $  12,820,064    $ 14,575,529
Net realized gain (loss)......      186,052      (1,270,706)      (7,041,288)     52,520,724
Net change in unrealized
  appreciation/depreciation...    4,173,912       1,995,524      125,871,829      (8,667,550)
                                ------------   -------------   --------------   -------------
     NET INCREASE.............    4,604,954         991,176      131,650,605      58,428,703
                                ------------   -------------   --------------   -------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........      --              --           (12,819,604)    (14,592,034)
Net realized gain.............      --              --           (52,303,444)    (10,026,602)
                                ------------   -------------   --------------   -------------
     TOTAL....................      --              --           (65,123,048)    (24,618,636)
                                ------------   -------------   --------------   -------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......   50,279,637      48,814,147      120,982,104      49,903,217
Reinvestment of dividends and
  distributions...............      --              --            65,123,048      24,618,636
Cost of shares repurchased....   (6,152,623)    (13,266,543)    (115,726,574)    (35,071,627)
                                ------------   -------------   --------------   -------------
     NET INCREASE.............   44,127,014      35,547,604       70,378,578      39,450,226
                                ------------   -------------   --------------   -------------
     TOTAL INCREASE...........   48,731,968      36,538,780      136,906,135      73,260,293
NET ASSETS:
Beginning of period...........      --              --           497,028,145     423,767,852
                                ------------   -------------   --------------   -------------
     END OF PERIOD............  $48,731,968    $ 36,538,780    $ 633,934,280    $497,028,145
                                ------------   -------------   --------------   -------------
                                ------------   -------------   --------------   -------------
UNDISTRIBUTED NET INVESTMENT
INCOME........................  $   244,990    $    267,028    $         458    $         62
                                ------------   -------------   --------------   -------------
                                ------------   -------------   --------------   -------------
SHARES ISSUED AND REPURCHASED:
Sold..........................    4,974,649       5,131,070        7,783,951       3,393,163
Issued in reinvestment of
  dividends and
  distributions...............      --              --             4,189,589       1,704,636
Repurchased...................     (631,013)     (1,408,330)      (7,464,531)     (2,398,648)
                                ------------   -------------   --------------   -------------
NET INCREASE..................    4,343,636       3,722,740        4,509,009       2,699,151
                                ------------   -------------   --------------   -------------
                                ------------   -------------   --------------   -------------

------------------

 *   For the period May 18, 1998 (commencement of operations) through December
     31, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Variable Investment Series (the "Fund"), formerly Dean Witter Variable Investment Series, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Investments in the Fund may be made only by (1) Northbrook Life Insurance Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; (2) Allstate Life Insurance Company of New York to fund the benefits under variable annuity contracts it issues; (3) Glenbrook Life and Annuity Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; and (4) Paragon Life Insurance Company to fund the benefits under variable life insurance contracts it issues to certain employees of Morgan Stanley Dean Witter & Co., the parent company of Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter
InterCapital Inc.

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of fifteen Portfolios ("Portfolios") which commenced operations as follows:

                                 COMMENCEMENT OF                                            COMMENCEMENT OF
PORTFOLIO                          OPERATIONS        PORTFOLIO                                OPERATIONS
------------------------------  -----------------    ------------------------------------  -----------------
Money Market..................      March 9, 1984    European Growth.....................      March 1, 1991
Quality Income Plus...........      March 1, 1987    Pacific Growth......................  February 23, 1994
High Yield....................      March 9, 1984    Capital Appreciation................   January 21, 1997
Utilities.....................      March 1, 1990    Equity..............................      March 9, 1984
Income Builder................   January 21, 1997    S&P 500 Index.......................       May 18, 1998
Dividend Growth...............      March 1, 1990    Competitive Edge "Best Ideas".......       May 18, 1998
Capital Growth................      March 1, 1991    Strategist..........................      March 1, 1987
Global Dividend Growth........  February 23, 1994

The investment objectives of each Portfolio are as follows:

     PORTFOLIO                                INVESTMENT OBJECTIVE
Money Market            Seeks high current income, preservation of capital and liquidity by investing in short-term money market instruments.
Quality Income Plus     Seeks, as its primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in U.S. Government securities and higher-rated fixed income securities.
High Yield              Seeks, as its primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in lower-rated fixed income securities.
Utilities               Seeks to provide current income and long-term growth of income and capital by investing primarily in equity and fixed income securities of companies engaged in the public utilities industry.
Income Builder          Seeks, as its primary objective, to earn reasonable income and, as a secondary objective, growth of capital by investing
                        primarily in income-producing equity securities.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

     PORTFOLIO                                INVESTMENT OBJECTIVE
Dividend Growth         Seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stocks of companies with a record of paying dividends and the potential for increasing dividends.
Capital Growth          Seeks long-term capital growth by investing primarily in common stocks.
Global Dividend         Seeks to provide reasonable current income and long-term growth
Growth                  of income and capital by investing primarily in common stocks of companies, issued by issuers worldwide, with a record of paying dividends and the potential for increasing dividends.
European Growth         Seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in
                        Europe.
Pacific Growth          Seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in
                        Asia, Australia and New Zealand.
Capital Appreciation    Seeks long-term capital appreciation by investing primarily in the common stocks of U.S. companies that offer the potential for either superior earnings growth and/or appear to be undervalued.
Equity                  Seeks, as its primary objective, capital growth and, as a
                        secondary objective, income, but only when consistent with its primary objective, by investing primarily in common stocks.
S&P 500 Index           Seeks to provide investment results that, before expenses, correspond to the total return of the Standards & Poor's 500
                        Composite Stock Price Index (the "S&P 500 Index") by investing primarily in common stocks included in the S&P 500 Index.
Competitive Edge        Seeks long-term capital growth by investing primarily in the
"Best Ideas"            common stock of U.S. and non - U.S. companies included in the
                        "Best Ideas" list, a research compilation assembled and
                        maintained by Morgan Stanley Dean Witter Equity Research.
Strategist              Seeks a high total investment return through a fully managed investment policy utilizing equity, investment grade fixed income and money market securities and writing covered options.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) listed options are valued at the latest sale price on the exchange on which they are

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (4) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or, in the case of European Growth and Pacific Growth, by Morgan Stanley Dean Witter Investment Management Inc. (the "Sub-Advisor")) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (5) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the securities valued by such pricing service; and (6) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. Money Market amortizes premiums and accretes discounts on securities owned; gains and losses realized upon the sale of securities are based on amortized cost. Discounts for all other Portfolios are accreted over the life of the respective securities.

C. ACCOUNTING FOR OPTIONS AND FUTURES CONTRACTS -- (1) Written options on debt obligations, equities and foreign currency: when the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option; and (2) Purchased options on debt obligations, equities and foreign currency: when the Fund purchases a call or put option, the premium paid is recorded as an investment and is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid; (3) Options on futures contracts: the Fund is required to deposit cash, U.S. Government securities or other liquid portfolio securities as "initial margin" and "variation margin" with respect to written call and put options on futures contracts. If a written option expires, the Fund realizes a gain. If a written call or put option is exercised, the premium received will decrease or increase the unrealized loss or gain on the futures contract. If the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying futures contract and the liability related to such option is extinguished; (4) Futures contracts: a futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Portfolios may enter into forward foreign currency contracts which are valued daily at the appropriate forward exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/ loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolios' net assets determined at the close of each business day: Money

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

Market and Strategist -- 0.50%; High Yield -- 0.50% to the portion of daily net assets not exceeding $500 million and effective May 1, 1998 the Agreement was amended to reduce the annual rate to 0.425% of the portion of daily net assets exceeding $500 million; Quality Income Plus -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.45% to the portion of daily net assets exceeding $500 million; Utilities -- 0.65% to the portion of daily net assets not exceeding $500 million and 0.55% to the portion of daily net assets exceeding $500 million; Capital Growth and Competitive Edge "Best Ideas" -- 0.65%; Global Dividend Growth, Capital Appreciation and Income Builder -- 0.75%; European Growth -- 0.95% to the portion of daily net assets not exceeding $500 million (prior to December 1, 1998, the annual rate was 1.0%). Effective May 1, 1998 the Agreement was amended to reduce the annual rate applied to the portion of daily net assets exceeding $500 million to 0.95% (the rate was reduced to 0.90% effective December 1, 1998); Pacific Growth -- 0.95% (prior to November 1, 1998, the annual rate was 1.0%); Dividend Growth -- 0.625% to the portion of daily net assets not exceeding $500 million, 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion, 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion and effective May 1, 1998 the Agreement was amended to reduce the annual rate to 0.45% of the portion of daily net assets exceeding $2 billion; Equity -- 0.50% to the portion of daily net assets not exceeding $1 billion and 0.475% to the portion of daily net assets exceeding $1 billion; and S&P 500 Index -- 0.40%.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides European Growth and Pacific Growth with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation. Prior to November 1, 1998 for Pacific Growth and December 1, 1998 for European Growth, Morgan Grenfell Investment Services Limited ("MGIS") acted as sub-advisor to both portfolios. As compensation for its services under the Sub-Advisory Agreements, the Investment Manager paid MGIS 40% of its monthly compensation.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

The Investment Manager has undertaken to reimburse all operating expenses and waive the compensation provided for in its Investment Management Agreement with Capital Appreciation until April 30, 1999 and with S&P 500 Index and Competitive Edge "Best Ideas" until such time as each Portfolio has $50 million of net assets or until April 30, 1999, whichever occurs first. At December 31, 1998, included in the Statements of Assets and Liabilities are receivables from an affiliate which represent expense reimbursements due to the Portfolios.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities of portfolio securities, excluding short-term investments (except Money Market), for the year ended December 31, 1998 were as follows:

                                            U.S. GOVERNMENT SECURITIES                  OTHER
                                          ------------------------------   --------------------------------
                                            PURCHASES     SALES/MATURITIES   PURCHASES     SALES/MATURITIES
                                          -------------   --------------   --------------  ----------------
Money Market............................  $ 115,325,487   $  27,793,430    $1,553,838,890  $  1,552,687,984
Quality Income Plus.....................    580,087,998     567,198,557       239,149,240       193,781,103
High Yield..............................       --              --             405,411,638       352,871,007
Utilities...............................       --              --              31,492,522        37,480,272
Income Builder..........................      1,032,516         789,501        71,520,788        38,197,634
Dividend Growth.........................     35,027,344      75,150,313     1,021,898,293       847,971,398
Capital Growth..........................       --              --             318,158,863       331,541,150
Global Dividend Growth..................       --              --             246,278,457       298,807,889
European Growth.........................       --              --             261,273,517       257,373,595
Pacific Growth..........................       --              --              58,410,740        65,053,250
Capital Appreciation....................       --              --             100,967,022        92,651,940
Equity..................................    245,309,950     309,564,022     2,111,079,774     1,991,844,186
S&P 500 Index...........................        459,315        --              40,380,226           373,844
Competitive Edge "Best Ideas"...........       --              --              40,633,470         6,948,809
Strategist..............................    115,941,858     106,212,546       288,488,708       282,624,483

Included in the aforementioned purchases of portfolio securities of S&P 500 Index are purchases of Morgan Stanley Dean Witter & Co., and Allstate Corp., affiliates of the Investment Manager, of $188,688 and $160,089, respectively.

Included in the payable for investments purchased at December 31, 1998 for Dividend Growth, Income Builder and Equity, are $6,609,369, $130,504 and $25,561,660, respectively, for unsettled trades with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager. Included in the receivable for investments sold at December 31, 1998 for Capital Growth, Income Builder and Global Dividend Growth are $1,019,600, $139,606 and $264,658, respectively, for unsettled trades with DWR.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

For the year ended December 31, 1998, the following Portfolios incurred brokerage commissions with DWR for portfolio transactions executed on behalf of the Portfolio:

                                                                  GLOBAL
                   INCOME         DIVIDEND        CAPITAL        DIVIDEND       CAPITAL
   UTILITIES      BUILDER          GROWTH          GROWTH         GROWTH      APPRECIATION      EQUITY       STRATEGIST
  -----------   ------------   --------------   ------------   ------------   ------------   ------------   ------------
  $    6,675    $     29,334   $      111,865   $     44,940   $     38,325   $    49,104    $    248,435   $    18,566
  -----------   ------------   --------------   ------------   ------------   ------------   ------------   ------------
  -----------   ------------   --------------   ------------   ------------   ------------   ------------   ------------

For the year ended December 31, 1998, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co. Inc., an affiliate of the Investment Manager, for portfolio transactions executed on behalf of the
Portfolio:

                                 GLOBAL
  INCOME    DIVIDEND   CAPITAL  DIVIDEND  EUROPEAN   PACIFIC    CAPITAL                COMPETITIVE EDGE
  BUILDER    GROWTH    GROWTH    GROWTH    GROWTH    GROWTH   APPRECIATION    EQUITY     "BEST IDEAS"     STRATEGIST
  -------   --------   -------  --------  --------   -------  ------------   --------  ----------------   ----------
   $970     $294,795   $57,785  $242,135   $29,622   $11,373     $4,565      $432,631       $26,356        $29,875
  -------   --------   -------  --------  --------   -------     ------      --------       -------       ----------
  -------   --------   -------  --------  --------   -------     ------      --------       -------       ----------

For the period January 1, 1998 through November 30, 1998, European Growth and Pacific Growth incurred brokerage commissions of $4,661 and $6,540, respectively, with affiliates of MGIS for portfolio transactions executed on behalf of the Portfolio.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1998 included in Trustees' fees and expenses in the Statement of Operations and the accrued pension liability included in accrued expenses in the Statement of Assets and Liabilities are as follows:

                                                      AGGREGATE PENSION COSTS
           QUALITY                                                  GLOBAL
   MONEY   INCOME    HIGH              INCOME   DIVIDEND  CAPITAL  DIVIDEND  EUROPEAN  PACIFIC    CAPITAL
  MARKET    PLUS    YIELD   UTILITIES  BUILDER   GROWTH   GROWTH    GROWTH    GROWTH   GROWTH   APPRECIATION   EQUITY  STRATEGIST
  -------  -------  ------  ---------  -------  --------  -------  --------  --------  -------  ------------   ------  ----------
  $   307  $  440   $  374  $    438   $   73   $ 1,992   $  136   $   485   $   533   $   58       $ 30       $  850  $     506
  -------  -------  ------  ---------  -------  --------  -------  --------  --------  -------     -----       ------  ----------
  -------  -------  ------  ---------  -------  --------  -------  --------  --------  -------     -----       ------  ----------

                                                     ACCRUED PENSION LIABILITY
  $11,445  $7,607   $3,681  $  5,089   $   73   $ 9,212   $  424   $   907   $ 1,121   $  264       $ 34       $5,778  $   8,302
  -------  -------  ------  ---------  -------  --------  -------  --------  --------  -------     -----       ------  ----------
  -------  -------  ------  ---------  -------  --------  -------  --------  --------  -------     -----       ------  ----------

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

4. FEDERAL INCOME TAX STATUS

At December 31, 1998, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                                     AMOUNTS IN THOUSANDS
                                          --------------------------------------------------------------------------
     Available through December 31,        1999    2000    2001    2002     2003    2004    2005     2006     TOTAL
----------------------------------------  ------  ------  ------  -------  ------  ------  -------  -------  -------
Quality Income Plus.....................    --      --      --    $12,951    --    $2,491    --       --     $15,442
High Yield..............................  $7,336  $3,057  $4,736    3,256  $2,984   5,521    --     $ 2,735   29,625
Pacific Growth..........................    --      --      --      --      1,939   4,124  $11,428   33,463   50,954
Capital Appreciation....................    --      --      --      --       --      --        228    6,087    6,315
Competitive Edge "Best Ideas"...........    --      --      --      --       --      --      --         853      853
Strategist..............................    --      --      --      --       --      --      --       6,900    6,900

During the year ended December 31, 1998, Quality Income Plus utilized approximately $7,801,000 of its net capital loss carryover.

Net capital and net foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 1998: Quality Income Plus -- $692,000; High Yield -- $7,991,000; Income Builder -- $346,000;
European Growth -- $4,790,000; Pacific Growth -- $4,534,000; Capital Appreciation -- $167,000; Competitive Edge "Best Ideas" -- $346,000 and Strategist -- $59,000.

At December 31, 1998, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

                                                                              PERMANENT DIFFERENCES
                                             TEMPORARY DIFFERENCES       -------------------------------
                                          ----------------------------                       EXPIRED
                                                        LOSS DEFERRALS      FOREIGN          CAPITAL
                                          POST-OCTOBER    FROM WASH         CURRENCY           LOSS
                                            LOSSES          SALES         GAIN/LOSSES      CARRYFORWARD
                                          -----------   --------------   --------------   --------------
Quality Income Plus.....................      -               -
High Yield..............................      -               -                                 -
Utilities...............................                      -
Income Builder..........................      -               -
Dividend Growth.........................                      -
Capital Growth..........................                      -
Global Dividend Growth..................                      -                -
European Growth.........................      -               -                -
Pacific Growth..........................      -               -                -
Capital Appreciation....................      -               -
Equity..................................                      -                -
Competitive Edge "Best Ideas"...........      -               -                -
Strategist..............................      -               -

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

Additionally, Global Dividend Growth and Pacific Growth Portfolios had temporary differences attributable to income from the mark-to-market of passive foreign investment companies ("PFICs"), High Yield had temporary differences attributable to interest on bonds in default and S&P 500 Index had temporary differences attributable to the mark-to-market of futures contracts. Global Dividend Growth and Pacific Growth Portfolios had permanent differences attributable to tax adjustments on PFICs sold by the Portfolios and Capital Growth Portfolio had permanent differences attributable to a net operating loss.

To reflect reclassifications arising from the permanent differences, the following accounts were (charged) credited:

                                           ACCUMULATED UNDISTRIBUTED     ACCUMULATED UNDISTRIBUTED
                                          NET INVESTMENT INCOME (LOSS)   NET REALIZED GAIN (LOSS)    PAID-IN-CAPITAL
                                          ----------------------------   -------------------------   ---------------
High Yield..............................                                        $34,290,387            $ (34,290,387)
Capital Growth..........................            $341,150                       (341,150)
Global Dividend Growth..................             527,843                       (527,843)
Income Builder..........................              11,085                        (11,085)
European Growth.........................             120,833                       (120,833)
Pacific Growth..........................             800,033                       (842,919)                  42,886
Equity..................................              (5,217)                         5,217
Competitive Edge "Best Ideas"...........                 670                           (670)
Strategist..............................                 (64)                            64

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Global Dividend Growth, European Growth, Pacific Growth and Competitive Edge "Best Ideas" may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Such Portfolios may also purchase and write put options on foreign currencies in which the Portfolios' securities are denominated to protect against a decline in value of such securities due to currency devaluations.

Forward contracts and over-the-counter put options on foreign currencies involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts and over-the-counter put options on foreign currencies from the potential inability of the counterparties to meet the terms of their contracts.

At December 31, 1998, Global Dividend Growth and Pacific Growth had outstanding forward contracts.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

S&P 500 Index may purchase and sell stock index futures ("futures contracts") for the following reasons: to simulate full investment in the S&P 500 INDEX while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 INDEX.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. S&P 500 Index bears the risk of an unfavorable change in the value of the underlying securities.

At December 31, 1998, S&P 500 Index had outstanding futures contracts.

At December 31, 1998, European Growth's investments in securities of issuers in the United Kingdom represented 26.3% of the Portfolio's net assets. Pacific Growth's investments in securities of issuers in Japan and Hong Kong represented 27.2% and 21.1%, respectively, of the Portfolio's net assets. These investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these regions.

At December 31, 1998, Global Dividend Growth's, European Growth's and Pacific Growth's cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the custodian of each Portfolio.

6. PORTFOLIO MERGER

On October 29, 1998, the Board of Trustees of Morgan Stanley Dean Witter Variable Investment Series approved a reorganization plan ("the Plan") whereby Capital Appreciation would be merged into Equity. The Plan is subject to the consent of Capital Appreciation's shareholders. If approved, the assets of Capital Appreciation would be combined with the assets of Equity and shareholders of Capital Appreciation would become shareholders of Equity, receiving shares of Equity equal to the value of their holdings in Capital Appreciation.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                          NET ASSET
                            VALUE       NET       NET REALIZED   TOTAL FROM                DISTRIBUTIONS     TOTAL
                          BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO       DIVIDENDS AND
 YEAR ENDED DECEMBER 31   OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET
1994                      $    1.00    $0.037        --            $0.037    $   (0.037)       --        $   (0.037)
1995                           1.00     0.055        --             0.055        (0.055)       --            (0.055)
1996                           1.00     0.050        --             0.050        (0.050)       --            (0.050)
1997                           1.00     0.051        --             0.051        (0.051)       --            (0.051)
1998                           1.00     0.051        --             0.051        (0.051)       --            (0.051)
QUALITY INCOME PLUS
1994                          11.03      0.69        $(1.40)        (0.71)        (0.69)   $    (0.18)        (0.87)
1995                           9.45      0.72          1.50          2.22         (0.71)       --             (0.71)
1996                          10.96      0.71         (0.58)         0.13         (0.72)       --             (0.72)
1997                          10.37      0.70          0.40          1.10         (0.70)       --             (0.70)
1998                          10.77      0.68          0.23          0.91         (0.68)       --             (0.68)
HIGH YIELD
1994                           7.11      0.79         (0.95)        (0.16)        (0.79)       --             (0.79)
1995                           6.16      0.80          0.08          0.88         (0.78)       --             (0.78)
1996                           6.26      0.77         (0.06)         0.71         (0.79)       --             (0.79)
1997                           6.18      0.75         (0.06)         0.69         (0.75)       --             (0.75)
1998                           6.12      0.71         (1.05)        (0.34)        (0.71)       --             (0.71)
UTILITIES
1994                          13.74      0.53         (1.75)        (1.22)        (0.52)        (0.08)        (0.60)
1995                          11.92      0.53          2.81          3.34         (0.58)       --             (0.58)
1996                          14.68      0.55          0.70          1.25         (0.55)        (0.04)        (0.59)
1997                          15.34      0.57          3.46          4.03         (0.57)        (0.21)        (0.78)
1998                          18.59      0.57          3.68          4.25         (0.57)        (1.02)        (1.59)
INCOME BUILDER
1997(a)                       10.00      0.44          1.76          2.20         (0.44)       --             (0.44)
1998                          11.76      0.56         (0.19)         0.37         (0.56)        (0.11)        (0.67)
DIVIDEND GROWTH
1994                          12.78      0.38         (0.80)        (0.42)        (0.37)       --             (0.37)
1995                          11.99      0.38          3.89          4.27         (0.41)        (0.26)        (0.67)
1996                          15.59      0.41          3.22          3.63         (0.41)        (0.41)        (0.82)
1997                          18.40      0.41          4.20          4.61         (0.41)        (1.00)        (1.41)
1998                          21.60      0.41          2.58          2.99         (0.41)        (2.05)        (2.46)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                          RATIOS TO AVERAGE NET
                                                                                  ASSETS
                                                                         ------------------------
                          NET ASSET                     NET ASSETS AT                     NET             PORTFOLIO
                          VALUE END                     END OF PERIOD                  INVESTMENT         TURNOVER
                          OF PERIOD    TOTAL RETURN+       (000'S)       EXPENSES        INCOME            RATE
                          ---------------------------------------------------------------------------------------
MONEY MARKET
1994                      $    1.00          3.81%      $     268,624    0.55%              3.93%           N/A
1995                           1.00          5.66             249,787    0.53               5.52            N/A
1996                           1.00          5.11             340,238    0.52               4.97            N/A
1997                           1.00          5.23             335,578    0.52               5.10            N/A
1998                           1.00          5.18             442,034    0.52               5.04            N/A
QUALITY INCOME PLUS
1994                           9.45         (6.63)            414,905    0.54               6.88             254%
1995                          10.96         24.30             520,579    0.54               7.07             162
1996                          10.37          1.56             474,660    0.53               6.84             182
1997                          10.77         11.09             474,990    0.53               6.71             171
1998                          11.00          8.67             547,583    0.52               6.23             152
HIGH YIELD
1994                           6.16         (2.47)            111,934    0.59              11.71             105
1995                           6.26         14.93             154,310    0.54              12.67              58
1996                           6.18         11.98             259,549    0.51              12.59              57
1997                           6.12         11.87             368,061    0.53              12.44              95
1998                           5.07         (6.20)            364,079    0.53              12.27              93
UTILITIES
1994                          11.92         (9.02)            382,412    0.68               4.21              15
1995                          14.68         28.65             479,070    0.68               4.00              13
1996                          15.34          8.68             440,662    0.67               3.61               9
1997                          18.59         27.15             458,134    0.67               3.48              13
1998                          21.25         23.76             560,803    0.67               2.89               7
INCOME BUILDER
1997(a)                       11.76         22.38(1)           55,423    0.15(2) (4)        5.73(2) (4)       41(1)
1998                          11.46          3.21              87,769    0.81               5.09              54
DIVIDEND GROWTH
1994                          11.99         (3.27)            572,952    0.64               3.13              20
1995                          15.59         36.38             865,417    0.61               2.75              24
1996                          18.40         23.96           1,288,404    0.57               2.46              23
1997                          21.60         25.61           1,905,906    0.54               2.06              28
1998                          22.13         14.28           2,249,927    0.53               1.85              45

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                          NET ASSET     NET
                            VALUE    INVESTMENT   NET REALIZED   TOTAL FROM                DISTRIBUTIONS     TOTAL
                          BEGINNING    INCOME    AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO       DIVIDENDS AND
 YEAR ENDED DECEMBER 31   OF PERIOD    (LOSS)     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH
1994                      $   11.81    $ 0.10        $(0.26)       $(0.16)   $    (0.10)   $    (0.03)   $    (0.13)
1995                          11.52      0.10          3.68          3.78         (0.08)       --             (0.08)
1996                          15.22      0.08          1.65          1.73         (0.03)        (0.27)        (0.30)
1997                          16.65      0.01          3.90          3.91         (0.08)        (2.19)        (2.27)
1998                          18.29     (0.05)         3.59          3.54        --             (1.47)        (1.47)
GLOBAL DIVIDEND GROWTH
1994(b)                       10.00      0.23         (0.20)         0.03         (0.21)       --             (0.21)
1995                           9.82      0.24          1.90          2.14         (0.26)        (0.01)        (0.27)
1996                          11.69      0.24          1.75          1.99         (0.24)        (0.31)        (0.55)
1997                          13.13      0.22          1.37          1.59         (0.23)        (0.60)        (0.83)
1998                          13.89      0.24          1.45          1.69         (0.24)        (1.52)        (1.76)
EUROPEAN GROWTH
1994                          14.03      0.17          0.96          1.13         (0.16)        (0.44)        (0.60)
1995                          14.56      0.20          3.50          3.70         (0.19)*       (0.54)        (0.73)
1996                          17.53      0.17          4.91          5.08         (0.04)        (1.01)        (1.05)
1997                          21.56      0.21          3.19          3.40         (0.24)        (1.18)        (1.42)
1998                          23.54      0.15          5.53          5.68         (0.31)        (1.73)        (2.04)
PACIFIC GROWTH
1994(b)                       10.00      0.07         (0.74)        (0.67)       --             (0.07)        (0.07)
1995                           9.26      0.12          0.41          0.53         (0.09)       --             (0.09)
1996                           9.70      0.05          0.32          0.37         (0.11)       --             (0.11)
1997                           9.96      0.12         (3.82)        (3.70)        (0.14)       --             (0.14)
1998                           6.12      0.06         (0.75)        (0.69)        (0.28)       --             (0.28)
CAPITAL APPRECIATION
1997(a)                       10.00      0.07          1.25          1.32        --            --            --
1998                          11.32      0.12         (1.01)        (0.89)        (0.07)       --             (0.07)
EQUITY
1994                          22.15      0.23         (1.31)        (1.08)        (0.22)        (1.60)        (1.82)
1995                          19.25      0.22          7.92          8.14         (0.25)       --             (0.25)
1996                          27.14      0.16          2.70          2.86         (0.16)        (3.45)        (3.61)
1997                          26.39      0.18          9.27          9.45         (0.18)        (2.08)        (2.26)
1998                          33.58      0.25          9.47          9.72         (0.25)        (4.47)        (4.72)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                          RATIOS TO AVERAGE NET
                                                                                  ASSETS
                                                                         ------------------------
                                                                                          NET
                          NET ASSET                     NET ASSETS AT                  INVESTMENT         PORTFOLIO
                          VALUE END                     END OF PERIOD                    INCOME           TURNOVER
                          OF PERIOD    TOTAL RETURN+       (000'S)       EXPENSES        (LOSS)            RATE
                          ---------------------------------------------------------------------------------------
CAPITAL GROWTH
1994                      $   11.52         (1.28)%     $      45,715    0.77%              0.90%             37%
1995                          15.22         32.92              66,995    0.74               0.70              34
1996                          16.65         11.55              86,862    0.73               0.52              98
1997                          18.29         24.54             127,100    0.71               0.01             139
1998                          20.36         19.63             138,603    0.70              (0.26)            248
GLOBAL DIVIDEND GROWTH
1994(b)                        9.82          0.27(1)          138,486    0.87(2)(3)         2.62(2)           20(1)
1995                          11.69         22.14             205,739    0.88               2.23              55
1996                          13.13         17.49             334,821    0.85               1.94              39
1997                          13.89         12.04             481,613    0.84               1.61              48
1998                          13.82         12.53             484,228    0.84               1.68              52
EUROPEAN GROWTH
1994                          14.56          8.36             152,021    1.16               1.49              58
1995                          17.53         25.89             188,119    1.17               1.25              69
1996                          21.56         29.99             302,422    1.11               0.97              43
1997                          23.54         16.07             391,441    1.12               1.04              45
1998                          27.18         23.96             510,638    1.11               0.65              56
PACIFIC GROWTH
1994(b)                        9.26         (6.73) (1)         75,425    1.00(2)(3)         0.56(2)           22(1)
1995                           9.70          5.74              98,330    1.44               1.23              53
1996                           9.96          3.89             144,536    1.37               1.01              50
1997                           6.12        (37.70)             68,904    1.44               1.09              58
1998                           5.15        (10.40)             52,842    1.51               0.91             112
CAPITAL APPRECIATION
1997(a)                       11.32         13.20(1)           32,306     -- (4)            1.30(2)(4)        25(1)
1998                          10.36         (7.96)             32,605     -- (5)            1.16(5)          340
EQUITY
1994                          19.25         (4.91)            225,289    0.57               1.19             299
1995                          27.14         42.53             359,779    0.54               0.97             269
1996                          26.39         12.36             521,908    0.54               0.58             279
1997                          33.58         37.43             823,090    0.52               0.61             145
1998                          38.58         30.45           1,138,413    0.52               0.73             257

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                          NET ASSET
                            VALUE       NET       NET REALIZED   TOTAL FROM                DISTRIBUTIONS     TOTAL
                          BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO       DIVIDENDS AND
 YEAR ENDED DECEMBER 31   OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX
1998(c)                   $   10.00    $ 0.06        $ 1.16        $ 1.22        --            --            --
COMPETITIVE EDGE "BEST IDEAS"
1998(c)                       10.00      0.07         (0.25)        (0.18)       --            --            --
STRATEGIST
1994                          12.68      0.48          0.01          0.49    $    (0.46)   $    (0.26)   $    (0.72)
1995                          12.45      0.62          0.49          1.11         (0.67)        (0.44)        (1.11)
1996                          12.45      0.43          1.39          1.82         (0.43)        (0.12)        (0.55)
1997                          13.72      0.45          1.40          1.85         (0.45)        (0.32)        (0.77)
1998                          14.80      0.36          3.40          3.76         (0.36)        (1.56)        (1.92)

---------------------
Commencement of operations:
(a)  January 21, 1997.
(b)  February 23, 1994.
(c)  May 18, 1998.
 +   Calculated based on the net asset value as of the last business day of the period.
 *   Includes dividends in excess of net investment income of $0.02.
(1)  Not annualized.
(2)  Annualized.
(3)  If the Investment Manager had not assumed all expenses and waived its management fee for the period February 23, 1994 through May 12, 1994 for
     Global Dividend Growth and February 23, 1994 through August 2, 1994 for
     Pacific Growth, the ratio of expenses to average net assets would have been
     0.97% for Global Dividend Growth and 1.40% for Pacific Growth.
(4)  If the Investment Manager had not assumed all expenses and waived its management fee for the period January 21, 1997 through December 3, 1997 for
     Income Builder and January 21, 1997 through December 31, 1997 for Capital
     Appreciation, the ratios of expenses and net investment income to average net assets would have been 0.99% and 4.89%, respectively, for Income
     Builder and 0.97% and 0.33%, respectively, for Capital Appreciation.
(5)  If the Investment Manager had not assumed all expenses and waived its management fee for the period May 18, 1998 through December 31, 1998 for
     Competitive Edge "Best Ideas" and S&P 500 Index, respectively, and for the period January 1, 1998 through December 31, 1998 for Capital Appreciation, the ratios of expenses and net investment income to average net assets would have been 0.92% and 0.83%, respectively, for Competitive Edge "Best
     Ideas", 0.59% and 1.26%, respectively, for S&P 500 Index and 0.86% and
     0.30%, respectively, for Capital Appreciation.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                          RATIOS TO AVERAGE NET
                                                                                  ASSETS
                                                                         ------------------------
                          NET ASSET                     NET ASSETS AT                     NET             PORTFOLIO
                          VALUE END                     END OF PERIOD                  INVESTMENT         TURNOVER
                          OF PERIOD    TOTAL RETURN+       (000'S)       EXPENSES        INCOME            RATE
                          ---------------------------------------------------------------------------------------
S&P 500 INDEX
1998(c)                   $   11.22         12.20%(1)   $      48,732     -- (5)            1.85%(2)(5)        2%(1)
COMPETITIVE EDGE "BEST
IDEAS"
1998(c)                        9.82         (1.90) (1)         36,539     -- (5)            1.74(2)(5)        31(1)
STRATEGIST
1994                          12.45          3.94             392,760    0.54%              3.93             125
1995                          12.45          9.48             388,579    0.52               5.03             329
1996                          13.72         15.02             423,768    0.52               3.30             153
1997                          14.80         13.71             497,028    0.52               3.09             159
1998                          16.64         26.55             633,934    0.52               2.32              84

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Portfolio, the Quality Income Plus Portfolio, the High Yield Portfolio, the Utilities Portfolio, the Income Builder Portfolio, the Dividend Growth Portfolio, the Capital Growth Portfolio, the Global Dividend Growth Portfolio, the European Growth Portfolio, the Pacific Growth Portfolio, the Capital Appreciation Portfolio, the Equity Portfolio, the S&P 500 Index Portfolio, the Competitive Edge "Best Ideas" Portfolio and the Strategist Portfolio (constituting Morgan Stanley Dean Witter Variable Investment Series, formerly Dean Witter Variable Investment Series, hereafter referred to as the "Fund") at December 31, 1998, the results of each of their operations for the year or period then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

As described in Note 6 to the financial statements, the Board of Trustees of Morgan Stanley Dean Witter Variable Investment Series approved a reorganization plan, subject to shareholder approval, whereby the Capital Appreciation Portfolio will be merged into the Equity Portfolio.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
FEBRUARY 12, 1999

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS INVESTMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                         FIXED-INCOME SECURITY RATINGS

Aaa        Fixed-income securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa         Fixed-income securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A          Fixed-income securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa        Fixed-income securities which are rated Baa are considered as medium grade obligations; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

           Fixed-income securities rated Aaa, Aa, A and Baa are considered investment grade.

Ba         Fixed-income securities which are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B          Fixed-income securities which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa        Fixed-income securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca         Fixed-income securities which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C          Fixed-income securities which are rated C are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal fixed-income security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                         FIXED-INCOME SECURITY RATINGS

    A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA        Fixed-income securities rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.

AA         Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rate issues only in small degree.

A          Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

BBB        Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

           Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.

BB         Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B          Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments.
           Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC        Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC         The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C          The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

CI         The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

NR         Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

           Fixed-income securities rated "BB," "B," "CCC," "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

           Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                            COMMERCIAL PAPER RATINGS

    Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1        indicates that the degree of safety regarding timely payment is very strong.

A-2        indicates capacity for timely payment on issues with this designation is strong.
           However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

A-3        indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


FITCH IBCA, INC. ("FITCH")



                             MUNICIPAL BOND RATINGS



    Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.



    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.



    Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.



    Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.



    Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.



    Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.



AAA              Bonds considered to be investment grade and of the highest credit quality.
                 The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA               Bonds considered to be investment grade and of very high credit quality.
                 The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A                Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB              Bonds considered to be investment grade and of satisfactory-credit quality.
                 The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or      Plus and minus signs are used with a rating symbol to indicate the relative
Minus (-)        position of a credit within the rating category. Plus and minus signs, however, are not used in the"AAA" category.

NR               Indicates that Fitch does not rate the specific issue.

Conditional      A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended        A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn        A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert       Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade,
                 "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook  An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or
                 "Negative." The absence of a designation indicates a stable outlook.



    SPECULATIVE GRADE BOND RATINGS: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.



    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.



    Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.



BB           Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B            Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued
             timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC          Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC           Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C            Bonds are in imminent default in payment of interest or principal.

DDD          Bonds are in default on interest and/or principal payments. Such bonds are
DD and D     extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD"
             represents the highest potential for recovery on these bonds, and "D"
             represents the lowest potential for recovery.

Plus(+) or   Plus and minus signs are used with a rating symbol to indicate the relative
Minus(-)     position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.



                               SHORT-TERM RATINGS



    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.



    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.



    Fitch short-term ratings are as follows:



F-1+       Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1        Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2        Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3        Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below in investment grade.

F-S        Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D          Default. Issues assigned this rating are in actual or imminent payment default.

LOC        The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.


DUFF & PHELPS, INC.

                               LONG-TERM RATINGS

    These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

    Each rating also takes into account the legal form of the security, (E.G., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

    The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

 RATING
  SCALE    DEFINITION
---------  --------------------------------------------------------------------------------------------------------

AAA        Highest credit quality. The risk factors are negligible, being only slightly more than risk-free U.S.
           Treasury debt.

AA+        High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to
AA         time because of economic conditions.
AA-

A+         Protection factors are average but adequate. However, risk factors are more variable and greater in
A          periods of economic stress.
A-

BBB+       Below average protection factors but still considered sufficient for prudent investment. Considerable
BBB        variability in risk during economic cycles.
BBB-

BB+        Below investment grade but deemed likely to meet obligations when due. Present or prospective financial
BB         protection factors fluctuate according to industry conditions or company fortunes. Overall quality may
BB-        move up or down frequently within this category.

B+         Below investment grade and possessing risk that obligations will not be met when due. Financial
B          protection factors will fluctuate widely according to economic cycles, industry conditions and/or
B-         company fortunes. Potential exists for frequent changes in the quality rating within this category or into a higher or lower quality rating grade.

CCC        Well below investment grade securities. May be in default or considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD         Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP         Preferred stock with dividend arrearages.

                               SHORT-TERM RATINGS

    Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

    Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

A. Category 1:    High Grade
Duff 1+           Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to
                  alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.
Duff 1            Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection
                  factors. Risk factors are minor.
Duff-             High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

B. Category 2:    Good Grade
Duff 2            Good certainty of timely payment. Liquidity factors and
                  company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

C. Category 3:    Satisfactory Grade
Duff 3            Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and
                  subject to more variation. Nevertheless, timely payment is expected.

D. Category 4:    Non-investment Grade
Duff 4            Speculative investment characteristics. Liquidity is not
                  sufficient to insure against disruption in debt service.
                  Operating factors and market access may be subject to a high degree of variation.

E. Category 5:    Default
Duff 5            Issuer failed to meet scheduled principal and/or interest
                  payments.